                                                              File Nos. 811-1136
                                                                        2-19458
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |_|
        Post-Effective Amendment No.   75                                    |X|
                                     ------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |_|
        Amendment No.   75                                                   |X|
                      ------

                        (Check appropriate box or boxes)

                              SECURITY EQUITY FUND
               (Exact Name of Registrant as Specified in Charter)

                 700 HARRISON STREET, TOPEKA, KANSAS 66636-0001
                (Address of Principal Executive Offices/Zip Code)

               Registrant's Telephone Number, including area code:
                                 (913) 295-3127

                                                      Copies To:

     John D. Cleland, President                       Amy J. Lee, Secretary
     Security Equity Fund                             Security Equity Fund
     700 Harrison Street                              700 Harrison Street
     Topeka, KS 66636-0001                            Topeka, KS 66636-0001
     (Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
|_|  immediately upon filing pursuant to paragraph (b)
|X|  on November 1, 1996, pursuant to paragraph (b)
|_|  60 days after filing pursuant to paragraph (a)(i)
|_|  on November 1, 1996, pursuant to paragraph (a)(i)
|_|  75 days after filing pursuant to paragraph (a)(ii)
|_|  on November 1, 1996, pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                              --------------------

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. The Registrant filed the Notice required by 24f-2 on November 22, 1995.

                              SECURITY EQUITY FUND
                                    FORM N-1A
                              CROSS REFERENCE SHEET

FORM N-1A
ITEM NUMBER                    CAPTION

PART A                         PROSPECTUS

 1.                            Cover Page
 2.                            Not Applicable
 2a.                           Transaction and Operating Expense Table
 3.                            Financial Highlights; Performance
 4.                            Investment Objective and Policies of the Funds
 5.                            Management of the Funds; Trading Practices and
                               Brokerage
 6.                            General Information; Dividends and Taxes; Foreign
                               Taxes
 7.                            How to Purchase Shares; Determination of Net
                               Asset Value; Shareholder Services; Appendix A
 8.                            How to Redeem Shares
 9.                            Not Applicable

                               EXPLANATORY NOTE

                                    To date, the Social  Awareness Series of the
                               Registrant has been included as part of a combined prospectus of the Registrant. The combined prospectus contained the Equity Series, the Global Series and the Social Awareness Series of the Registrant. This Post-Effective Amendment No. 75 (the "Amendment") to the Registrant's Registration Statement on Form N-1A (File Nos. 2-19458 and 811-1136) is being filed to allow the Social Awareness Series of the Registrant to offer its shares by a separate prospectus.
                               Therefore, the Amendment does not affect the Registrant's other currently effective prospectus (Asset Allocation Series), which prospectus is hereby incorporated by reference as most recently filed pursuant to Rule 497 under the Securities Act of 1933, as amended.

PART B                         STATEMENT OF ADDITIONAL INFORMATION

10.                            Cover Page
11.                            Table of Contents
12.                            Not Applicable
13.                            Investment Objective and Policies of the Funds;
                               Investment Policy Limitations
14.                            Officers and Directors
15.                            Remuneration of Directors and Others

PART B (Continued)             STATEMENT OF ADDITIONAL INFORMATION

16. Investment Management; Distributor; Custodian, Transfer Agent and Dividend-Paying Agent
17.                            Allocation of Portfolio Brokerage
18.                            Organization
19. How to Purchase Shares; How Net Asset Value is Determined; How to Redeem Shares; How to Exchange Shares; Systematic Withdrawal Program; Accumulation Plan; Retirement Plans; Individual Retirement Accounts (IRAs); Pension and Profit Sharing Plans; 403(b) Retirement Plans; Simplified Employee Pension Plans (SEPPs); Appendix B
20.                            Dividends and Taxes
21.                            Distributor
22.                            Performance Information
23.                            Financial Statements; Independent Auditors

SECURITY
FUNDS
================================================================================

PROSPECTUS
November 1, 1996


* Security Social
  Awareness Fund

* Application


[SDI Logo]

SECURITY FUNDS
PROSPECTUS
================================================================================
                                   PROSPECTUS
                                NOVEMBER 1, 1996

SECURITY EQUITY FUND
   SOCIAL AWARENESS SERIES
A MEMBER OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 HARRISON, TOPEKA, KANSAS 66636-0001


     Security Social Awareness Fund (the "Fund") is a diversified, open-end management investment company.


     The Fund's investment objective is to seek capital appreciation. In seeking its objective, the Fund will invest in various types of securities, including common stocks, convertible securities, preferred stock and debt securities that meet certain social criteria which the Fund has established. An investment in the Fund involves risk which is described more fully in this Prospectus and the Fund's Statement of Additional Information.


     This Prospectus sets forth concisely the information that a prospective investor should know about the Fund. It should be read and retained for future reference. A "Statement of Additional Information" about the Fund, dated November 1, 1996, which is incorporated by reference in this Prospectus, has been filed with the Securities and Exchange Commission. It is available at no charge by writing Security Distributors, Inc., 700 Harrison, Topeka, Kansas 66636-0001, or by calling (913) 295-3127 or (800) 888-2461.



--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUNDS INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
--------------------------------------------------------------------------------

SECURITY FUNDS
CONTENTS
================================================================================

                                                                            Page
Transaction and Operating Expense Table....................................   1
Investment Objective and Policies of the Fund..............................   2
Investment Methods and Risk Factors........................................   4
Management of the Fund.....................................................   8
       Portfolio Management................................................   8
How to Purchase Shares.....................................................   9
       Alternative Purchase Options........................................   9
       Class A Shares......................................................  10
       Class B Shares......................................................  10
       Class B Distribution Plan...........................................  11
       Calculation and Waiver of Contingent Deferred Sales Charges.........  12
       Arrangements with Broker-Dealers and Others.........................  12
       Purchases at Net Asset Value........................................  13
How to Redeem Shares.......................................................  14
       Telephone Redemptions ..............................................  15
Dividends and Taxes........................................................  15
       Foreign Taxes.......................................................  17
Determination of Net Asset Value...........................................  17
Trading Practices and Brokerage............................................  17
Performance................................................................  18
Shareholder Services.......................................................  19
       Accumulation Plan...................................................  19
       Systematic Withdrawal Program.......................................  19
       Exchange Privilege..................................................  20
       Retirement Plans....................................................  20
General Information........................................................  21
       Organization........................................................  21
       Stockholder Inquiries...............................................  21
Appendix A - Class A Shares Reduced Sales Charges..........................  22
       Rights of Accumulation..............................................  22
       Statement of Intention..............................................  22
       Reinstatement Privilege.............................................  22
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

SECURITY FUNDS
PROSPECTUS
================================================================================
                     TRANSACTION AND OPERATING EXPENSE TABLE
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES                                                   CLASS A SHARES   CLASS B SHARES(1)
--------------------------------                                                   --------------   ----------------
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)           5.75%               None
Maximum Sales Load Imposed on Reinvested Dividends                                    None                None
Deferred Sales Load (as a percentage of original purchase price
   or redemption proceeds, whichever is lower)                                        None(2)      5% during the first year,
                                                                                                   decreasing to 0% in the
                                                                                                   sixth and following years

                                                                                   CLASS A SHARES   CLASS B SHARES
                                                                                   --------------   --------------
ANNUAL FUND OPERATING EXPENSES
   (as a percentage of net assets)
Management Fees (after fee waivers)(3)                                                0.00%               0.00%
12b-1 Fees(4)                                                                         None                1.00%
Other Expenses(5)                                                                     1.04%               1.04%
                                                                                      -----               -----
Total Fund Operating Expenses (after fee waivers)(6)                                  1.04%               2.04%
                                                                                      =====               =====
EXAMPLE

   You would pay the following expenses on a $1,000                         1 Year      $68                 $71
   investment assuming (1) 5 percent annual return                          3 Years      89                  94
   and (2) redemption at the end of each time period

EXAMPLE

   You would pay the following expenses on a $1,000                         1 Year      $68                 $21
   investment, assuming (1) 5 percent annual return                         3 Years      89                  64
   and (2) no redemption

1 Class B shares convert tax-free to Class A shares automatically after eight years.

2 Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a contingent deferred sales charge of 1% is imposed in the event of redemption within one year of purchase. See "Class A Shares" on page 10.


3 During the fiscal year ending September 30, 1997, the Investment Manager has agreed to waive the investment advisory fee of the Fund; absent such fee waiver, "Management Fees" would have been 1.00%.


4 Long-term holders of Class B shares may pay more than the equivalent of the maximum front-end sales charge otherwise permitted by NASD Rules.

5 The amount of "Other Expenses" of the Fund is based on estimated amounts for the fiscal year ending September 30, 1997.

6 During the fiscal year ending September 30, 1997, the Investment Manager has agreed to waive the investment advisory fee of the Fund; absent such fee waiver, "Total Fund Operating Expenses" would have been as follows: 2.04% for Class A shares and 3.04% for Class B shares of the Fund.

THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AS ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED FIVE PERCENT ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. THE ACTUAL RETURN MAY BE GREATER OR LESSER THAN THE ASSUMED AMOUNT.

     The purpose of the foregoing fee table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more detailed discussion of the Fund's fees and expenses, see the discussion under "Management of the Fund," page 8. See "How to Purchase Shares," page 9, for more information concerning the sales load. Also, see Appendix A for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales load on purchases of Class A shares.

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

INVESTMENT OBJECTIVE AND
POLICIES OF THE FUND


     Security Social Awareness Fund (the "Fund") is a series of Security Equity Fund, a diversified, open-end management investment company of the series type, which was organized as a Kansas corporation on November 27, 1961. The Fund's investment objective and policies are described below. There, of course, can be no assurance that such investment objective will be achieved. While there is no present intention to do so, the Fund's investment objective and policies, unless otherwise noted, may be changed by its Board of Directors without the approval of stockholders. If there is a change in investment objective, stockholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The Fund is subject to certain investment policy limitations which may not be changed without stockholder approval. Among these limitations, some of the more important ones are that the Fund will not, with respect to 75 percent of its total assets, invest more than 5 percent of the value of its assets in any one issuer or purchase more than 10 percent of the outstanding voting securities of any one issuer. In addition, the Fund will not invest more than 25 percent of its total assets in any one industry. The full text of the investment policy limitations of that Fund is set forth in the Statement of Additional Information.

     The investment objective of the Fund is to seek capital appreciation. In seeking its objective, the Fund will invest in various types of securities which meet certain social criteria which it has established. The Fund will invest in a diversified portfolio of common stocks, convertible securities, preferred stocks and debt securities. From time to time, the Fund may purchase government bonds or commercial notes on a temporary basis for defensive purposes. The Fund may borrow as set forth in the Statement of Additional Information. However, as an operating policy, the Fund will not purchase portfolio securities when borrowings exceed 5 percent of total Fund assets.


     Securities selected for their appreciation possibilities will be primarily common stocks or other securities having the investment characteristics of common stocks, such as securities convertible into common stocks. Securities will be selected on the basis of their appreciation and growth potential. Securities considered to have capital appreciation and growth potential will often include securities of smaller and less mature companies. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on smaller securities exchanges. As a result, the securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic changes in value than securities of larger, more established companies. The Fund may also invest in larger companies where opportunities for above-average capital appreciation appear favorable and the Fund's social criteria are satisfied.

--------------------------------------------------------------------------------
No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the Fund's Statement of Additional Information, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Manager, or the Distributor.
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================


     The Fund may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio or as an efficient means of adjusting its exposure to the stock market. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5 percent of the Fund's net assets. The Fund may also write call and put options on a covered basis and purchase put and call options on securities and financial indices. The aggregate market value of the Fund's portfolio securities covering call or put options will not exceed 25 percent of the Fund's net assets. See the discussion of options and futures contracts under "Investment Methods and Risk Factors."

     Under normal circumstances the Fund will invest all of its assets in issuers that meet its social criteria as set forth below and that offer investment potential. Because of the limitations on investment imposed by the social criteria, the availability of investment opportunities for the Fund may be limited as compared to those of similar funds which do not impose such restrictions on investment.


     The Fund will not invest in securities of companies that engage in the production of nuclear energy, alcoholic beverages or tobacco products.

     In addition, the Fund will not invest in securities of companies that significantly engage in: (1) the manufacture of weapon systems; (2) practices that, on balance, have a detrimental effect on the environment; or (3) the gambling industry. The Fund will monitor the activities identified above to determine whether they are significant to an issuer's business. Significance may be determined on the basis of the percentage of revenue generated by, or the size of operations attributable to, such activities. The Fund may invest in an issuer that engages in the activities set forth above, in a degree that is not deemed significant by the Investment Manager. In addition, the Fund will seek out companies that have contributed substantially to the communities in which they operate, have a positive record on employment relations, have made substantial progress in the promotion of women and minorities or in the implementation of benefit policies that support working parents, or have taken notably positive steps in addressing environmental challenges.

     The Investment Manager will evaluate an issuer's activities to determine whether it engages in any practices prohibited by the Fund's social criteria. In addition to its own research with respect to an issuer's activities, the Investment Manager will also rely on other organizations that publish information for investors concerning the social policy implications of corporate activities. The Investment Manager may rely upon information provided by advisory firms that provide social research on U.S. corporations, such as Kinder, Lydenberg, Domini & Co., Inc. and Franklin Insight, Inc. Investment selection on the basis of social attributes is a relatively new practice and the sources for this type of information are not well established. The Investment Manager will continue to identify and monitor sources of such information to screen issuers which do not meet the social investment restrictions of the Fund.

     If after purchase of an issuer's securities by the Fund, it is determined that such securities do not comply with its social criteria, the securities will be eliminated from the portfolio within a reasonable time. This requirement may cause the Fund to dispose of a security at a time when it may be disadvantageous to do so.
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques that may be used by the Fund is described in the "Investment Objective and Policies" section of this Prospectus and in the Fund's Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by the Fund. Although the Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, it is not required to do so.

     AMERICAN DEPOSITARY RECEIPTS (ADRS) -- The Fund may purchase American Depositary Receipts ("ADRs") which are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Risks" below.

     FOREIGN INVESTMENT RISKS -- Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. A Fund's income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect the investments of the Funds in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

     WHEN-ISSUED  AND  FORWARD  COMMITMENT  SECURITIES  --  Purchase  or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, the Fund may dispose of a commitment prior to settlement if the Investment Manager deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or high grade liquid debt securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

     REPURCHASE AGREEMENTS -- A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Although the Fund may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment polices and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States Government or its agencies or instrumentalities to meet anticipated redemptions or pending investment or reinvestment of Fund assets in portfolio securities. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government securities. Repurchase agreements will be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund intends to limit repurchase agreements to institutions believed by the Investment Manager to present minimal credit risk.

     RULE 144A SECURITIES -- The Fund may purchase securities that are restricted as to disposition under the federal securities laws, provided that such restricted securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933. The Investment Manager, under procedures adopted by the Board of Directors, will determine whether securities eligible for resale under Rule 144A are liquid or not. The Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager. In making the determination regarding the liquidity of Rule 144A securities, the Investment Manager will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

     CONVERTIBLE SECURITIES AND WARRANTS -- Convertible securities are debt or preferred equity securities convertible or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

     FUTURES CONTRACTS AND RELATED OPTIONS -- The Fund may buy and sell futures contracts (and options on such contracts) to hedge all or a portion of its portfolio or as an efficient means of adjusting overall exposure to certain markets. A financial futures contract calls for delivery of a particular security at a certain time in the future. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future time. The Fund may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect the Fund's securities from a decrease in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, the purchaser of a put option on a futures contract is entitled (but not obligated) to sell a futures contract at a fixed price during the life of the option.

     Financial futures contracts may include stock index futures contracts. A stock index assigns relative values to common stocks included in the index and the index fluctuates with changes in the market values of the common stocks included. A stock index futures contract is a bilateral contract pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

     REGULATORY MATTERS RELATED TO FUTURES AND OPTIONS -- In connection with its proposed futures and options transactions, the Fund filed with the CFTC a notice of eligibility for exemption from the definition of (and therefore from CFTC regulation as) a "commodity pool operator" under the Commodity Exchange Act. The Fund represents in its notice of eligibility that: (i) it will not purchase or sell futures or options on futures contracts or stock indices if as a result the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5 percent of the Fund's net assets; and (ii) with respect to each futures contract purchased or long position in an option contract, the Fund will set aside in a
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

segregated account cash, cash equivalents, U.S. Government securities or other high-grade liquid debt obligations in an amount equal to the market value of such contract less the initial margin deposit.

     The Staff of Securities and Exchange Commission ("SEC") has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for the purposes of the restrictions contained in Section 18 of the Investment Company Act of 1940 on investment companies' issuing senior securities. However, the Staff has issued letters declaring that it will not recommend enforcement action under Section 18 if an investment company: (i) sells futures contracts to offset expected declines in the value of the investment company's securities, provided the value of such futures contracts does not exceed the total market value of those securities (plus such additional amount as may be necessary because of differences in the volatility factor of the securities vis-a-vis the futures contracts); (ii) writes call options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company's holding of a corresponding long futures position, by its ownership of securities which correlate with the underlying stock index, or otherwise; (iii) purchases futures contracts, provided the investment company establishes a segregated account consisting of cash, cash equivalents, U.S. Government securities or other high-grade liquid debt obligations in an amount equal to the total market value of such futures contracts less the initial margin deposited therefor; and (iv) writes put options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company's holding of a corresponding short futures position, by establishing a cash segregated account in an amount equal to the value of its obligation under the option, or otherwise.

     The Fund will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with the foregoing.

     FUTURES AND OPTIONS RISK -- Futures contracts and options can be highly volatile and could result in reduction of the Fund's total return, and the Fund's attempt to use such investments for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Losses from options and futures could be significant if the Fund is unable to close out its position due to distortions in the market or lack of liquidity. The Fund's risk of loss from the use of futures extends beyond its initial investment and could potentially be unlimited.

     The use of futures and options involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Manager seeks to protect the Fund against potential adverse movements in the securities markets using these instruments, and such markets do not move in a direction adverse to the Fund, the Fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures and options include: (a) the risk that securities prices will not move in the direction anticipated; (b) imperfect correlation between the price of futures and options and movements in the prices of the securities being hedged; (c) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

adverse tax consequences. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

     The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of a hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of the Fund diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Investment Manager to correctly forecast general stock market price movements.

MANAGEMENT OF THE FUND


     The management of the Fund's business and affairs is the responsibility of the Board of Directors. Security Management Company, LLC (the "Investment Manager"), 700 Harrison St., Topeka, Kansas, is responsible for selection and management of the Fund's portfolio investments. The Investment Manager is a limited liability company, which is ultimately controlled by Security Benefit Life Insurance Company, a mutual life insurance company with over $15 billion of insurance in force. The Investment Manager also acts as investment adviser to Security Growth and Income Fund, Security Ultra Fund, Security Asset Allocation Fund, Security Income Fund, Security Tax-Exempt Fund, Security Cash Fund and SBL Fund. On June 28, 1996, the aggregate assets of all of the Funds under the investment management of the Investment Manager were approximately $3.2 billion.


     Subject to the supervision and direction of the Fund's Board of Directors, the Investment Manager manages the Fund's portfolios in accordance with the Fund's stated investment objective and policies and makes all investment decisions. The Investment Manager has agreed that total annual expenses of the Fund (including for any fiscal year, the management fee, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) shall not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. The Investment Manager will contribute such funds to the Fund or waive such portion of its compensation as may be necessary to insure that such total annual expenses do not exceed any such limitation.

     The Investment Manager also acts as the administrative agent and transfer agent and dividend disbursing agent for the Fund, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for the Fund.


     As compensation for its management services, the Investment Manager receives, on an annual basis, 1 percent of the average daily net assets of the Fund, calculated on a daily basis and payable monthly. As compensation for providing the administrative, bookkeeping, accounting and pricing services to the Fund, the Investment Manager receives on an annual basis, a fee of .09 percent of the average daily net assets of the Fund, calculated daily and payable monthly.


PORTFOLIO MANAGEMENT

     The Fund is managed by the Social Responsibility Team consisting of John Cleland, Chief Investment Strategist, Cindy Shields, Larry
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

Valencia  and  Frank  Whitsell.  Cindy  Shields,   Portfolio  Manager,  has  had
day-to-day responsibility for managing the Social Awareness Fund since its inception in 1996.

     Ms. Shields joined the Investment Manager in 1989. Ms. Shields graduated from Washburn University with a Bachelor of Business Administration degree, majoring in finance and economics. She is a Chartered Financial Analyst with six years of investment experience.

HOW TO PURCHASE SHARES


     Security Distributors, Inc. (the "Distributor"), 700 Harrison St., Topeka, Kansas, a wholly-owned subsidiary of Security Benefit Group, Inc., is principal underwriter for the Fund. Shares of the Fund may be purchased through authorized investment dealers. In addition, banks and other financial institutions that have an agreement with the Distributor, may make shares of the Fund available to their customers. The minimum initial purchase must be $100. Subsequent purchases must be $100 unless made through an Accumulation Plan which allows subsequent purchases of $20.


     Orders for the purchase of shares of the Fund will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Distributor (generally as of the close of the New York Stock Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day.

     Orders for shares received by broker-dealers prior to that day's close of trading on the New York Stock Exchange and transmitted to the Fund prior to its close of business that day will receive the offering price equal to the net asset value per share computed at the close of trading on the Exchange on the same day plus, in the case of Class A shares, the sales charge. Orders received by broker-dealers after that day's close of trading on the Exchange and transmitted to the Fund prior to the close of business on the next business day will receive the next business day's offering price.

     The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

ALTERNATIVE PURCHASE OPTIONS

     The Fund offers two classes of shares:

     CLASS A SHARES -- FRONT-END LOAD OPTION -- Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge for one year). See Appendix A for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may reduce the front-end sales charge on purchases of Class A shares.

     CLASS B SHARES -- BACK-END LOAD OPTION -- Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

     The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100 percent of the
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Fund will not normally accept any purchase of Class B shares in the amount of $500,000 or more.

     Dealers or others receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES

     Class A shares are offered at net asset value plus an initial sales charge as follows:

                                               SALES CHARGE
                           -----------------------------------------------------
   AMOUNT OF               PERCENTAGE          PERCENTAGE OF          PERCENTAGE
TRANSACTION AT             OF OFFERING          NET AMOUNT           REALLOWABLE
OFFERING PRICE                PRICE              INVESTED             TO DEALERS
--------------------------------------------------------------------------------
Less than $50,000             5.75%                6.10%                5.00%
$50,000 but less than
   $100,000                   4.75%                4.99%                4.00%
$100,000 but less than
   $250,000                   3.75%                3.90%                3.00%
$250,000 but less than
   $500,000                   2.75%                2.83%                2.25%
$500,000 but less than
   $1,000,000                 2.00%                2.04%                1.75%
$1,000,000 or more            None                 None              (See below)

     Purchases of Class A shares in an amount of $1,000,000 or more are at net asset value (without a sales charge), but are subject to a contingent deferred sales charge of one percent in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see "Calculation and Waiver of Contingent Deferred Sales Charges" on page 12.

     The Distributor will pay a commission to dealers on Class A purchases of $1,000,000 or more as follows: 1.00 percent on sales up to $5,000,000, plus .50 percent on sales of $5,000,000 or more up to $10,000,000 and .10 percent on any amount of $10,000,000 or more.

     The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Class A shares of the Fund and certain other Security Funds during prior periods and certain other factors, including providing certain services to their clients who are stockholders of the Fund. Such services include assisting in maintaining records, processing purchase and redemption requests and establishing stockholder accounts, assisting stockholders in changing account options or enrolling in specific plans, and providing stockholders with information regarding the Fund and related developments.

     Currently, service fees are paid at the following annual rates: .25 percent of aggregate net asset value for amounts of $100,000 but less than $5,000,000 and .30 percent for amounts of $5,000,000 or more.

     Additional information may be obtained by referring to the Fund's Statement of Additional Information.

CLASS B SHARES

     Class B shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Fund may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to the stockholder. The deferred sales charge is retained by the Distributor.

     Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed, according to the following schedule:
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

     YEAR SINCE PURCHASE       CONTINGENT DEFERRED
      PAYMENT WAS MADE            SALES CHARGE
      ----------------            ------------
         First                         5%
         Second                        4%
         Third                         3%
         Fourth                        3%
         Fifth                         2%
    Sixth and following                0%

     Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Fund's opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN

     The Fund bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan provides for payments at an annual rate of 1.00 percent of the average daily net asset value of Class B shares. Amounts paid by the Fund are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00 percent of the value of each share sold and (2) a service fee payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25 percent annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Fund.

     NASD Rules limit the aggregate amount that the Fund may pay annually in distribution costs for the sale of its Class B shares to 6.25 percent of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus one percent on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Fund. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

extent that, payment thereof by the Fund would be within permitted limits.

     The Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Fund's Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Fund makes no payments in connection with the sale of its shares other than the distribution fee paid to the Distributor.

CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in an amount of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

     The contingent deferred sales charge is waived (1) following the death of a stockholder if redemption is made within one year after death; (2) upon the disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the
CDSC), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge may also be waived in the case of redemptions of Class B shares of the Fund pursuant to a systematic withdrawal program. See "Systematic Withdrawal Program," page 19 for details.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS

     The Investment Manager or Distributor, from time to time, will provide promotional incentives or pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Fund and/or certain other funds managed by the Investment Manager. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) at sales seminars at luxury resorts within or without the United
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

States. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. Certain of the promotional incentives or bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of promotional incentives and/or bonuses will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

     The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the fund for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Fund's Board of Directors would consider what action, if any, would be appropriate.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of Fund shares in a calendar year. To be eligible for this allowance in any given year, the dealer must sell a minimum of $2,000,000 of Class A and Class B shares during that year. The marketing allowance ranges from .15 percent to .75 percent of aggregate new sales depending upon the volume of shares sold. See the Fund's Statement of Additional Information for more detailed information about the marketing allowance.

PURCHASES AT NET ASSET VALUE

     Class A shares of the Fund may be purchased at net asset value by (1) directors, officers and employees of the Fund, the Fund's Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
(3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

minor children) of broker/dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund.

     Class A shares of the Fund may also be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under this provision.

HOW TO REDEEM SHARES

     A stockholder may redeem shares at the net asset value next determined after the time when such shares are tendered for redemption.


     Shares will be redeemed on request of the stockholder in proper order to the Fund's Investment Manager, Security Management Company, LLC, 700 Harrison St., Topeka, Kansas 66636-0001, which serves as the Fund's transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact the Investment Manager by calling 1-800-888-2461, extension 3127.


     The  redemption  price  will be the net  asset  value  of the  shares  next computed after the redemption request in proper order is received by the Investment Manager. Payment of the amount due, less any applicable deferred sales charge, will be made by check within seven days after receipt of the redemption request in proper order. Payment may also be made by wire at the sole discretion of the Investment Manager. If a wire transfer is requested, the Investment Manager must be provided with the name and address of the stockholder's bank as well as the account number to which payment is to be wired. Checks will be mailed to the stockholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered), by certified or cashier's
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

check, or by express mail, if requested, will be at a charge of $15, which will be deducted from the redemption proceeds.

     In addition to the foregoing redemption procedure, the Fund repurchases shares from broker-dealers at the price determined as of the close of business on the day such offer is confirmed. Dealers may charge a commission on the repurchase of shares.

     At various times, requests may be made to redeem shares for which good payment has not yet been received. Accordingly, the mailing of a redemption check may be delayed until such time as good payment has been collected for the purchase of the shares in question, which may take up to 15 days.

     Requests may also be made to redeem shares in an account for which the stockholder's tax identification number has not been provided. To the extent permitted by law, the redemption proceeds from such an account will be reduced by $50 to reimburse for the penalty imposed by the Internal Revenue Service for failure to report the tax identification number.

TELEPHONE REDEMPTIONS

     A stockholder may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Investment Manager, a stockholder may redeem shares by calling the Fund at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day. A stockholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of an account or the owner's broker. The
Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a telephone redemption provide the account registration and number and the owner's tax identification number, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor shall be liable for any loss, liability, cost or expense arising out of any redemption request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Fund.

     During  periods  of  severe  market  or  economic   conditions,   telephone
redemptions  may  be  difficult  to  implement  and  stockholders   should  make
redemptions by mail as described under "How to Redeem Shares."

DIVIDENDS AND TAXES

     It is the Fund's policy to distribute realized capital gains, if any, in excess of any capital losses and capital loss carryovers, at least once a year and to pay dividends from net investment income
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

as the Fund's Board of Directors may declare from time to time. Because Class A shares of the Fund bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of the Fund bear such costs through a higher distribution fee, expenses attributable to Class B shares will generally be higher and, as a result, income distributions paid by the Fund with respect to Class B shares generally will be lower than those paid with respect to Class A shares. Any dividend payment or capital gain distribution will result in a decrease of the net asset value of the shares in an amount equal to the payment or distribution. All dividends and distributions are automatically reinvested on the payable date in shares of the Fund at net asset value as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may request that such dividends or distributions be directly deposited to the stockholder's bank account. Dividends or distributions paid with respect to Class A shares and received in cash may, within 30 days of the payment date, be reinvested without a sales charge.

     The Fund is to be treated separately from the other series of Security Equity Fund in determining the amounts of income and capital gains distributions, and for this purpose, each series will reflect only the income and gains, net of losses, of that series.

     Certain requirements relating to the qualification of the Fund as a regulated investment company may limit the extent to which the Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if the Fund were unable to dispose of portfolio securities due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. Such qualification generally removes the liability for federal income taxes from the Fund, and generally makes federal income tax upon income and capital gains generated by the Fund's investments, the sole responsibility of its stockholders provided the Fund continues to so qualify and distributes all of its net investment income and net realized capital gain to its stockholders. Furthermore, the Fund generally will not be subject to excise taxes imposed on certain regulated investment companies provided that the Fund distributes 98 percent of its ordinary income and 98 percent of its net capital gain income each year.

     Distributions of net investment income and realized net short-term capital gain are taxable to stockholders as ordinary income whether received in cash or reinvested in additional shares. Distributions (designated by the Fund as "capital gain dividends") of the excess, if any, of net long-term capital gains over net short-term capital losses are taxable to stockholders as long-term capital gains regardless of how long a stockholder has held the Fund's shares and regardless of whether received in cash or reinvested in additional shares. Stockholders should consult their tax adviser to determine the federal, state and local tax consequences to them from an investment in the Fund.

     Certain dividends declared in October, November or December of a calendar year are taxable to stockholders as though received on December 31 of that year if paid to stockholders during January of the following calendar year.
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

     Advice as to the tax status of each year's distributions will be mailed on or before January 31, of the following year. The Fund is required by law to withhold 31 percent of taxable dividends and distributions (including redemption proceeds) to stockholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

FOREIGN TAXES

     Investment income received from sources within foreign countries may be subject to foreign income taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30 percent or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Fund) to a reduced tax rate (generally 10 to 15 percent) or to certain exemptions from tax. The Fund will operate so as to qualify for such reduced tax rates or tax redemptions whenever possible. While stockholders will bear the cost of any foreign tax withholding, they will not be able to claim foreign tax credit or deduction for taxes paid by the Fund.

DETERMINATION OF NET ASSET VALUE

     The net asset value of the Fund is computed as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on days when the Exchange is open.

     The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. In determining the Fund's total net assets, securities listed or traded on a recognized securities exchange will be valued on the basis of the last sale price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed unsatisfactory by the Board of Directors or by the Investment Manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. Valuations of the Fund's securities are supplied by a pricing service approved by the Fund's Board of Directors.

     Because the expenses of distribution are borne by Class A shares through a front-end sales charge and by Class B shares through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different net asset values. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution fee charged to Class B shares. It is expected, however, that the net asset value per share will tend to converge immediately after the payment of dividends which will differ in amount for Class A and B shares by approximately the amount of the different distribution expenses attributable to Class A and B shares.

TRADING PRACTICES AND BROKERAGE



     The portfolio turnover rate for the Fund is not yet available as it did not begin operations until November of 1996. Higher portfolio turnover (portfolio turnover of 100 percent or more) subjects a Fund to increased brokerage costs and may, in some cases, have adverse tax effects on the Fund or its stockholders. The portfolio turnover rate of the Fund is generally not expected to exceed 150 percent.

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================


     Transactions in portfolio securities for the Fund are effected in the manner deemed to be in the best interests of the Fund. In selecting a broker to execute a specific transaction, all relevant factors will be considered. Portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or who sell shares of the Fund. The Investment Manager may, consistent with the NASD Rules of Fair Practice, consider sales of Fund shares in the selection of a broker. Securities held by the Fund may also be held by other investment advisory clients of the Investment Manager, including other investment companies, and by Security Benefit Life Insurance Company ("SBL"). Purchases or sales of the same security occurring on the same day (which may include orders from SBL) may be aggregated and executed as a single transaction, subject to the Investment Manager's obligation to seek best execution. Aggregated purchases or sales are generally effected at an average price and on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold. See the Fund's Statement of Additional Information for a more detailed description of trading and brokerage practices.


PERFORMANCE

     The Fund may, from time to time, include quotations of its average annual total return and aggregate total return in advertisements or reports to stockholders or prospective investors.

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund). Such total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

     Quotations of aggregate total return will be calculated for any specified period by assuming a hypothetical investment in the Fund on the date of the commencement of the period and assuming that all dividends and distributions are reinvested when paid. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at total return. Total return calculated in this manner reflects actual performance over a stated period of time while average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return.

     In addition, quotations of aggregate total return may also be calculated for several consecutive one-year periods, expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year. The Fund may from time to time quote total return that does not reflect deduction of any applicable sales charge, which charges, if reflected, would reduce the total return quoted.

     Quotations of average annual total return or aggregate total return reflect only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Such quotations for the Fund will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its average annual total return and aggregate total return to current or prospective stockholders, the Fund also
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

may compare these figures to the performance of other mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. The Fund will include performance data for both Class A and Class B shares of the Fund in any advertisement or report including performance data of the Fund.

     For a more detailed description of the methods used to calculate the average annual total return and aggregate total return of the Fund, see the Fund's Statement of Additional Information.

SHAREHOLDER SERVICES

ACCUMULATION PLAN

     An investor may choose to invest in the Fund through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments, and is terminable at will.

     Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.

     Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for choosing to use Secur-O-Matic. An application for Secur-O-Matic may be obtained from the Fund.

SYSTEMATIC WITHDRAWAL PROGRAM

     Stockholders who wish to receive regular monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A stockholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current offering price of $5,000 or more are deposited with the Investment Manager, which will act as agent for the stockholder under the Program. Shares are liquidated at net asset value. The Program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or withdrawn from the account.

     A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10 percent of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10 percent of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 12. A Systematic Withdrawal form may be obtained from the Fund.
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

EXCHANGE PRIVILEGE


     Stockholders who own shares of the Fund may exchange those shares for shares of another series of Security Equity Fund, Security Ultra Fund, Security Growth and Income Fund, Security Income Fund, Security Tax-Exempt Fund, or Security Cash Fund at net asset value. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee is presently imposed on such an exchange. Class A and Class B shares of the Fund may be exchanged for Class A and Class B shares, respectively, of another fund or for shares of Security Cash Fund, a money market fund that offers a single class of shares. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after the exchanged shares were acquired. Exchanges are made upon receipt of a properly completed Exchange Authorization form. A current prospectus of the fund into which an exchange is made will be given to each stockholder exercising this privilege.


     To exchange shares by telephone, a stockholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Fund at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day. A stockholder who authorizes telephone exchanges authorizes the Investment Manager to act upon the instructions of any person by telephone to exchange shares between any identically registered accounts with the Funds listed above. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number and the owner's tax identification number and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager nor the Distributor shall be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. The exchange privilege, including telephone exchanges, may be changed or discontinued at any time by either the Investment Manager or the Fund upon 60 days' notice to stockholders.

     In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and stockholders should make exchanges by writing to Security Distributors, Inc., 700 Harrison, Topeka, Kansas 66636-0001.

RETIREMENT PLANS

     The Fund has available tax-qualified retirement plans for individuals, prototype plans for the self-
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Further information concerning these plans is contained in the Fund's Statement of Additional Information.

GENERAL INFORMATION

ORGANIZATION

     The Articles of Incorporation of Security Equity Fund provide for the issuance of an indefinite number of shares of common stock in one or more classes or series. Security Equity Fund has authorized capital stock of $.25 par value and currently issues its shares in four series, Equity Fund, Global Fund, Asset Allocation Fund and Social Awareness Fund. The shares of each series of Security Equity Fund represent a pro rata beneficial interest in that series' net assets and in the earnings and profits or losses derived from the investment of such assets.

     The Fund currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that
(i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class;
(iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Fund. Shares may be exchanged as described above under "Exchange Privilege," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

     On certain matters, such as the election of directors, all shares of the series of Security Equity Fund vote together, with each share having one vote. On other matters affecting a particular series, such as the investment advisory contract or the fundamental policies, only shares of that series are entitled to vote, and a majority vote of the shares of that series is required for approval of the proposal.

     The Fund does not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by vote cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of 10 percent of Security Equity Fund's outstanding shares.

STOCKHOLDER INQUIRIES

     Stockholders who have questions concerning their account or wish to obtain additional information, may call the Fund (see back cover for address and telephone numbers), or contact their securities dealer.
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS                                                            APPENDIX A
================================================================================

APPENDIX A
CLASS A SHARES
REDUCED SALES CHARGES

     Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Security Funds.

     For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention, the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION

     To reduce sales charges on purchases of Class A shares of the Fund, a Purchaser may combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

     Rights of accumulation also apply to purchases representing a combination of the Class A shares of the Fund, and other Security Funds, except Security Cash Fund, in those states where shares of the fund being purchased are qualified for sale.

STATEMENT OF INTENTION

     A Purchaser may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Fund, and other Security Funds, except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent (5%) of the amount specified in the Statement of Intention will be held in escrow shares until the statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges.

     A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from the Fund.

REINSTATEMENT PRIVILEGE

     Stockholders who redeem their Class A shares of the Fund have a one-time privilege (1) to reinstate their accounts by purchasing Class A shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Security Funds, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a stockholder must provide written notice and a check in the amount of the reinvestment to the Fund within thirty days after the redemption request; the reinstatement will be made at the net asset value on the date received by the Fund.
--------------------------------------------------------------------------------
                                       22

SECURITY FUNDS
APPLICATION

1. ACCOUNT REGISTRATION (THE OWNER(S) MUST COMPLETE SECTION 10 "CERTIFICATION AND SIGNATURE" TO ESTABLISH AN ACCOUNT.)

I hereby authorize the establishment of the account marked below and acknowledge receipt of the Fund's current prospectus. Check is enclosed for
$                   (minimum $100)  payable  to  SECURITY DISTRIBUTORS, INC.  as
 ------------------
an initial investment. I am of legal age in the state of my residence and wish to purchase shares of the Fund indicated below. By the execution of this application, the undersigned represents and warrants that the investor has full right, power and authority to make this investment and the undersigned is duly authorized to sign this application and to purchase or redeem shares of the Fund on behalf of the investor. No stock certificate is to be issued unless I so request. See the prospectus for information about an Accumulation Plan which allows a minimum investment of $100 and subsequent investments of $20.

-------------------------------------------------------------
Owner/Custodian/Trustee Name (Print)

-------------------------------------------------------------
Social Security Number                          Date of Birth

-------------------------------------------------------------
Joint Owner/Minor Name (Print) [ ] Check if UGMA/UTMA Account

-------------------------------------------------------------
Social Security Number                          Date of Birth


2. ADDRESS AND TELEPHONE NUMBER

------------------------------   -----------------------------------------------
Street Address                   Daytime Telephone
(for first individual)

------------------------------   Citizenship [ ] U.S.  [ ] Other
City, State, Zip Code                                           ----------------
                                                                Indicate Country

3. INITIAL INVESTMENT

CLASS OF SHARES (MUST SELECT ONE ONLY) ( ) A SHARES ( ) B SHARES (IF NO CLASS IS SELECTED, PURCHASE(S) WILL BE MADE OF A SHARES)

SECURITY EQUITY FUND           $           SECURITY LIMITED MATURITY BOND FUND  $
                                ------                                           ------
SECURITY GLOBAL FUND           $           SECURITY U.S. GOVERNMENT FUND        $
                                ------                                           ------
SECURITY ASSET ALLOCATION FUND $           SECURITY GLOBAL AGGRESSIVE BOND FUND $
                                ------                                           ------
SECURITY GROWTH & INCOME FUND  $           SECURITY HIGH YIELD FUND             $
                                ------                                           ------
SECURITY ULTRA FUND            $           SECURITY TAX-EXEMPT FUND             $
                                ------                                           ------
SECURITY CASH FUND             $           SECURITY SOCIAL AWARENESS FUND       $
                                ------                                           ------
SECURITY CORPORATE BOND FUND   $
                                ------

4. DIVIDEND OPTION (CHECK ONE ONLY)

(If no option is selected, distributions will be reinvested into the Fund that pays them.)

[ ] Reinvest all dividends and capital gains
[ ] Reinvest only capital gains and pay dividends in cash
[ ] Cash payment of dividends and capital gains
[ ] Invest dividends and capital gains into another Security Fund account
(must be same  class of  shares;  if new  account,  number  will be  assigned)
Fund Name                                      Account Number
          ------------------------------------                ------------------

[ ] Send distributions to third party below

Account No. (if applicable)
                            ----------------------------------------------------
Name
     ---------------------------------------------------------------------------
Address
        ------------------------------------------------------------------------

5. SYSTEMATIC WITHDRAWAL PROGRAM (FOR ACCOUNTS OF $5,000 OR MORE)

You are hereby authorized to send a check(s) beginning:
    Month                  Day [ ] 11th or [ ] 26th 19
          ----------------                            ----
    (if no date is selected withdrawal will be made on the 26th)

Payable: [ ] monthly [ ] quarterly [ ] semi-annually [ ] annually

Fund Name                               Fund Name
          -----------------------------           ------------------------------

Account No. (if known)                  Account No. (if known)
                       ----------------                          ---------------
(if 3 or more funds, please send written instructions)

Level Payment $         ($25 minimum)   Level Payment $         ($25 minimum)
               --------                                --------
Variable Payment based on fixed number  Variable Payment based on fixed number
of shares or a percentage of account    of shares or a percentage of account
value ($25 minimum)                     value ($25 minimum)
Number of shares:             or        Number of shares:             or
                  -----------                             -----------
Percentage of account value:            Percentage of account value:
                             ---------                               ---------

Note: For Class B shares, annual withdrawals in excess of 10% of value of account at time program is established may be subject to a contingent deferred sales charge.

Complete this section only if you want check payable and sent to another address (please print):

Name                              Signature(s) of all registered owners required
     ----------------------------

Address                           Individual Signature
        -------------------------                      -------------------------

City, State, Zip Code             Joint Owner Signature
                     ------------                       ------------------------

6. SECUR-O-MATIC[Registration Mark] BANK DRAFT PLAN

I wish to make investments directly from my checking account. (Please attach a voided check to this application.)

Fund Name                    Account Number (if known)         Amount  $
          ------------------                           -------          -------

Fund Name                    Account Number (if known)         Amount  $
          ------------------                           -------          -------

Date: [ ] 7th Day of Month [ ] 14th Day of Month [ ] 21st Day of Month
      [ ] 28th Day of Month
      (if no date is selected investment will be made on the 21st)

Mode: [] Monthly ($20 minimum) [] Bi-Monthly ($40 minimum)
      [] Quarterly ($50 minimum) [] Semiannually ($100 minimum)
      [] Annually ($200 minimum)

You should notify your bank that you are going to use this service to ensure they accept preauthorized electronic drafts.

                              (continued on back)

7. RIGHTS OF ACCUMULATION

I own shares in other Security Funds which may entitle this purchase to have a reduced sales charge under the provisions in the Fund Prospectus.

--------------------------------  ---------------------------  -----------------
Current Account Registration      Fund Name                    Account Number(s)

--------------------------------  ---------------------------  -----------------

--------------------------------  ---------------------------  -----------------

8. STATEMENT OF INTENTION

[ ] Please check here if you wish to receive a Statement of Intention. This form allows you to purchase shares at reduced sales charges if you plan to invest more than: (Please check one) [ ] $50,000 [ ] $100,000 [ ] $250,000 [ ] $500,000
[ ] $1,000,000 in installments during the next 13 months (36 months for purchases of $1 million or more). See the current prospectus for more information.

9. TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGE

If you would like to have telephone exchange and/or redemption privileges, please mark one or more of the boxes below:

   Yes, I want [ ] telephone exchange [ ] telephone redemption privileges.

By checking the applicable box(es) and signing this Application, you authorize the Investment Manager to honor any telephone request for the exchange and/or redemption of Fund shares (maximum telephone redemption is $10,000), subject to the terms of the Fund prospectus. The Investment Manager has established reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The procedures require that any person requesting a telephone redemption or exchange provide the account registration and number and owner's tax identification number and such request must be received on a recorded line. Neither the Fund, the Investment Manager nor the Underwriter will be liable for any loss, liability, cost or expense arising out of any telephone request, provided that the Investment
Manager complied with its procedures. Thus, a stockholder may bear the risk of loss from a fraudulent or unauthorized request.

10. CERTIFICATION AND SIGNATURE

                     TAX IDENTIFICATION NUMBER CERTIFICATION

UNDER PENALTIES OF PERJURY I CERTIFY THAT:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

The Internal  Revenue  Service does not require your consent to any provision of
this  document   other  than  the   certifications   required  to  avoid  backup
withholding.

--------------------------------------------------------------------------------
Signature of Owner                                      Date

--------------------------------------------------------------------------------
Signature of Joint Owner                                Date

In case of joint ownership, both must sign. If no form of ownership is indicated then it will be assumed the ownership is as "joint tenants, with right of survivorship" and not as "tenants in common."

CERTIFICATION INSTRUCTIONS - You must cross out item (2) to the left if you have been notified by IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

11. INVESTMENT DEALER

I (we) agree to act as dealer under this account in accordance with the provisions of the Dealer Agreement and appoint Security Distributors, Inc. to act as my (our) agent pursuant thereto. I (we) represent that the appropriate prospectus was delivered to the above indicated owner(s).

--------------------------------------------------------------------------------
Name of Firm (Print)

--------------------------------------------------------------------------------
Business Address

--------------------------------------------------------------------------------
City, State, Zip Code

--------------------------------------------------------------------------------
Signature of Authorized Dealer

-----------------------------------------------------   ------------------------
Representative's Name                                   Account Executive Number

--------------------------------------------------------------------------------
Business Address

--------------------------------------------------------------------------------
City, State, Zip Code

--------------------------------------------------------------------------------
Representative's Telephone Number

 SEND COMPLETED APPLICATION TO SECURITY DISTRIBUTORS, INC., 700 SW HARRISON ST.,
                              TOPEKA, KS 66636-0001
                           1-800-888-2461, EXT. 3127


                            Attach Voided Check Here
         (Check must be preprinted with the bank account registration)

[SDI LOGO]

700 SW Harrison St.
Topeka, Kansas 66636-0001
(913) 295-3127


[RECYCLE SYMBOL] Printed on 100% recycled paper, because Security Benefit Group is concerned about our environment.

SECURITY
FUNDS
================================================================================

PROSPECTUS
November 1, 1996


* Security Growth
  and Income Fund

* Security Equity
  Fund

  - Equity Series

  - Global Series

* Security Ultra
  Fund

* Application


[SDI Logo]

SECURITY FUNDS
PROSPECTUS
================================================================================

SECURITY GROWTH AND INCOME FUND
SECURITY EQUITY FUND                              PROSPECTUS
   EQUITY SERIES                               NOVEMBER 1, 1996

   GLOBAL SERIES
SECURITY ULTRA FUND

MEMBERS OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 HARRISON, TOPEKA, KANSAS 66636-0001



     Security Growth and Income Fund, Security Equity Fund, Security Global Fund
and  Security  Ultra  Fund  are  diversified,   open-end  management  investment
companies, each of which has a different investment objective.


     The investment objective of Security Growth and Income Fund ("Growth and Income Fund") is long-term growth of capital with a secondary emphasis on income. Growth and Income Fund seeks to achieve this objective through investment in a diversified portfolio which will ordinarily consist principally of common stocks but may also include other securities when deemed advisable. Such other securities may include securities convertible into common stocks, preferred stocks and U.S. and foreign debt securities, which may include higher yielding, higher risk securities ("junk bonds") ordinarily characteristic of securities in the lower rating categories of the recognized rating services. BECAUSE GROWTH AND INCOME FUND INVESTS IN SUCH JUNK BONDS, IT MAY NOT BE SUITABLE FOR ALL INVESTORS. IN ADDITION TO OTHER RISKS, JUNK BONDS ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE LOWER YIELDING, HIGHER RATED BONDS.

     The investment objective of Security Equity Fund ("Equity Fund") is long-term capital growth. Equity Fund seeks this objective primarily through investment in equity securities, and emphasis is placed upon the selection of those securities which, in the opinion of the Investment Manager, offer basic value or above-average capital growth potential.


     The investment objective of Security Global Fund ("Global Fund") is long-term growth of capital. Global Fund seeks this objective primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States. Investments in foreign securities may involve risks not present in domestic investments.

     The investment objective of Security Ultra Fund ("Ultra Fund") is capital appreciation. Ultra Fund seeks this objective primarily through investment in equity securities. Ultra Fund will ordinarily invest in a diversified portfolio of common stocks and securities convertible into common stocks, and the portfolio may include the securities of smaller and less mature companies. ULTRA FUND MAY ENGAGE IN SHORT-TERM TRADING WHICH MAY BE CONSIDERED SPECULATIVE, AND INCREASES RISKS TO ULTRA FUND.


     This Prospectus sets forth concisely the information that a prospective investor should know about the Funds. It should be read and retained for future reference. A "Statement of Additional Information" about the Funds, dated November 1, 1996, which is incorporated by reference in this Prospectus, has been filed with the Securities and Exchange Commission. It is available at no charge by writing Security Distributors, Inc., 700 Harrison, Topeka, Kansas 66636-0001, or by calling (913) 295-3127 or (800) 888-2461.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUNDS INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
--------------------------------------------------------------------------------

SECURITY FUNDS
CONTENTS
================================================================================
                                                                            Page
Transaction and Operating Expense Table....................................   1
Financial Highlights.......................................................   2
Investment Objective and Policies of the Funds.............................   4
       Growth and Income Fund..............................................   4
       Equity Fund.........................................................   7

       Global Fund.........................................................   7
       Ultra Fund..........................................................  10

Investment Methods and Risk Factors........................................  10
Management of the Funds....................................................  16
       Portfolio Management................................................  17
How to Purchase Shares.....................................................  18
       Alternative Purchase Options........................................  18
       Class A Shares......................................................  19
       Class B Shares......................................................  20
       Class B Distribution Plan...........................................  21
       Calculation and Waiver of Contingent Deferred Sales Charges.........  21
       Arrangements with Broker-Dealers and Others.........................  22
       Purchases at Net Asset Value........................................  23
How to Redeem Shares.......................................................  23
       Telephone Redemptions ..............................................  24
Dividends and Taxes........................................................  25
       Foreign Taxes.......................................................  26
Determination of Net Asset Value...........................................  26
Trading Practices and Brokerage............................................  27
Performance................................................................  28
Shareholder Services.......................................................  28
       Accumulation Plan...................................................  28
       Systematic Withdrawal Program.......................................  29
       Exchange Privilege..................................................  29
       Retirement Plans....................................................  30
General Information........................................................  30
       Organization........................................................  30
       Stockholder Inquiries...............................................  31
Appendix A - Class A Shares Reduced Sales Charges..........................  32
       Rights of Accumulation..............................................  32
       Statement of Intention..............................................  32
       Reinstatement Privilege.............................................  32
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

                     TRANSACTION AND OPERATING EXPENSE TABLE

--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES (ALL FUNDS)                                CLASS A SHARES  CLASS B SHARES(1)
--------------------------------------------                                --------------  -----------------
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)      5.75%           None
Maximum Sales Load Imposed on Reinvested Dividends                               None            None
Deferred Sales Load (as a percentage of original purchase price
   or redemption proceeds, whichever is lower)                                   None(2)    5% during the first year,
                                                                                            decreasing to 0% in the
                                                                                            sixth and following years




                                          GROWTH AND INCOME FUND   EQUITY FUND     GLOBAL FUND       ULTRA FUND
                                              Class A Class B   Class A Class B  Class A Class B   Class A Class B
                                              ------- -------   ------- -------  ------- -------   ------- -------
ANNUAL FUND OPERATING EXPENSES
         (as a percentage of net assets)

Management Fees                                1.31%   1.31%     1.05%   1.05%    2.00%   2.00%     1.32%   1.32%
12b-1 Fees                                     None    1.00%     None    1.00%    None    1.00%     None    1.00%
Other Expenses                                 None    None      None    None     None    None      None    None
                                               ----    ----      ----    ----     ----    ----      ----    ----
Total Fund Operating Expenses                  1.31%   2.31%     1.05%   2.05%    2.00%   3.00%     1.32%   2.32%
                                               =====   =====     =====   =====    =====   =====     =====   =====

EXAMPLE
  You would pay the following          1 Year  $ 70    $ 73      $ 68    $ 71     $ 77    $ 80      $ 70    $ 74
  expenses on a $1,000 invest-         3 Years   97     102        89      94      117     123        97     102
  ment, assuming (1) 5 percent         5 Years  125     144       112     130      159     178       126     144
  annual return and (2) redemption    10 Years  206     265       178     238      277     332       207     266
  at the end of each time period

EXAMPLE
  You would pay the following          1 Year  $ 70    $ 23      $ 68    $ 21     $ 77    $ 30      $ 70    $ 24
  expenses on a $1,000 invest-         3 Years   97      72        89      64      117      93        97      72
  ment, assuming (1) 5 percent         5 Years  125     124       112     110      159     158       126     124
  annual return and (2) no redemption 10 Years  206     265       178     238      277     332       207     266


1 Class B shares convert tax-free to Class A shares automatically after eight years.


2 Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a contingent deferred sales charge of 1% is imposed in the event of redemption within one year of purchase. See "Class A Shares" on page 19.

3 Long-term holders of Class B shares may pay more than the equivalent of the maximum front-end sales charge otherwise permitted by NASD Rules.


THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AS ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED FIVE PERCENT ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. THE ACTUAL RETURN MAY BE GREATER OR LESSER THAN THE ASSUMED AMOUNT.


     The purpose of the foregoing fee table is to assist the investor in understanding the various costs and expenses that an investor in Growth and Income, Equity, Global and Ultra Funds will bear directly or indirectly. For a more detailed discussion of the Funds' fees and expenses, see the discussion under "Management of the Funds," page 16. See "How to Purchase Shares," page 18, for more information concerning the sales load. Also, see Appendix A for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales load on purchases of Class A shares.

--------------------------------------------------------------------------------

SECURITY FUNDS
FINANCIAL HIGHLIGHTS
================================================================================

     The following financial highlights, for each of the years in the period ended September 30, 1995, have been audited by Ernst & Young LLP. Such information for each of the five years in the period ended September 30, 1995, should be read in conjunction with the financial statements of the Funds and the report of Ernst & Young LLP, the Funds' independent auditors, appearing in the September 30, 1995 Annual Report to Stockholders which is incorporated by reference in this prospectus. The Funds' Annual Report to stockholders also contains additional information about the performance of the Funds and may be obtained without charge by calling Security Distributors, Inc. at 1-800-888-2461. The information for each of the years in the period ended September 30, 1990 and the six-month period ended March 31, 1996, is not covered by the report of Ernst & Young LLP.

                                                                                                                  Ratio
            Net              Net      Total Dividends                                                  Ratio of  of net
Fiscal     asset            gains     from    (from  Distribu-                Net               Net    expenses  income
 year      value    Net  (losses) on invest-   net     tions                 asset             assets     to    (loss) to
ended     begin-  invest-securities   ment   invest-   (from Return   Total  value             end of  average   average  Portfolio
Septem-   ning of  ment  (realized & opera-   ment    capital  of    distri- end of   Total    period    net       net    turnover
ber 30    period  income unrealized)  tions  income)  gains) capital butions period return(a)(thousands)assets   assets     rate
------------------------------------------------------------------------------------------------------------------------------------

                    SECURITY GROWTH AND INCOME FUND (CLASS A)
1986      $ 8.97   $.52    $ .84     $1.36   $(.56)   $(.16)   $---  $ (.72)  $9.61   15.7%   $103,957   .75%    5.42%       37%
1987        9.61    .51     (.87)     (.36)   (.50)    (.42)    ---    (.92)   8.33   (4.7%)    84,493   .74%    5.02%       32%
1988        8.33    .54      .55      1.09    (.54)    (.45)    ---    (.99)   8.43   13.8%     81,357   .78%    6.22%       47%
1989(b)     8.43    .44     1.114     1.554   (.537)   (.387)   ---    (.924)  9.06   19.9%     84,964  1.10%    5.93%       49%
1990        9.06    .52     (.978)    (.458)  (.509)   (.663)   ---   (1.172)  7.43   (5.8%)    70,588  1.28%    6.24%       66%
1991        7.43    .45      .992     1.442   (.474)  (1.088)   ---   (1.562)  7.31   22.3%     77,418  1.28%    6.14%      103%
1992        7.31    .35     (.016)     .334   (.343)   (.171)   ---    (.514)  7.13    4.7%     75,436  1.27%    4.79%       74%
1993        7.13    .21      .876     1.086   (.218)   (.158)   ---    (.376)  7.84   15.6%     81,982  1.26%    2.80%      135%
1994(h)     7.84    .13     (.713)    (.583)  (.128)   (.169)   ---    (.297)  6.96   (7.6%)    65,328  1.28%    1.70%      163%
1995(h)     6.96    .16     1.183     1.343   (.158)   (.215)   ---    (.373)  7.93   20.25%    67,430  1.31%    2.21%      130%
1996(i)     7.93    .09      .0765     .855   (.07)    (.275)   ---    (.345)  8.44   11.09%    70,843  1.31%    2.09%       80%

                    SECURITY GROWTH AND INCOME FUND (CLASS B)
1994(f)   $ 7.83  $0.05   $(0.694)  $(0.644)$(0.117) $(0.169)  $---  $(0.286) $6.90   (8.00%)  $   668  2.27%    1.03%      178%
1995(h)     6.90   0.08     1.179     1.259  (0.094)  (0.215)   ---   (0.309)  7.85   19.07%     1,130  2.31%    1.21%      130%
1996(i)     7.85    .04      .758      .798   (.033)   (.275)   ---   (0.308)  8.34   10.46%     1,633  2.31%    1.09%       80%

                              SECURITY EQUITY FUND
                             EQUITY SERIES (CLASS A)
1986      $ 5.50   $.17    $1.11     $1.28   $(.22)  $(1.17)(c)$---  $(1.39)  $5.39   24.5%   $235,166   .71%    3.07%      108%
1987        5.39    .14     1.88      2.02    (.14)    (.32)    ---    (.46)   6.95   40.1%    288,431   .66%    2.15%      151%
1988        6.95    .14    (1.05)     (.91)   (.11)   (1.19)    ---   (1.30)   4.74  (10.6%)   231,807   .72%    2.78%      142%
1989        4.74    .15     1.758     1.908   (.118)    ---     ---    (.118)  6.53   41.2%    283,662   .99%    2.62%       86%
1990        6.53    .15    (1.115)    (.965)  (.166)   (.579)   ---    (.745)  4.82  (15.9%)   226,186  1.08%    2.72%       97%
1991        4.82    .12     1.403     1.523   (.148)   (.375)   ---    (.523)  5.82   34.2%    295,030  1.08%    2.34%       61%
1992        5.82    .09      .475      .565   (.132)   (.393)   ---    (.525)  5.86   10.2%    313,582  1.06%    1.48%       83%
1993        5.86    .12     1.165     1.285   (.053)   (.362)   ---    (.415)  6.73   22.7%    375,565  1.06%    1.95%       95%
1994(h)     6.73    .05      .085      .135   (.120)  (1.205)   ---   (1.325)  5.54    1.95%   358,237  1.06%     .86%       79%
1995(h)     5.54    .04     1.377     1.417    ---     (.407)   ---    (.407)  6.55   27.77%   440,339  1.05%     .87%       95%
1996(i)     6.55    .02      .922      .942   (.06)    (.482)   ---    (.542)  6.95   15.12%   496,808  1.05%     .71%       86%

                             EQUITY SERIES (CLASS B)
1994(f)   $ 6.81  $0.01   $(0.005)   $0.005 $(0.12)  $(1.205)  $---  $(1.325) $5.49   (0.15%)    7,452  2.07%   (0.01%)      80%
1995(h)     5.49  (0.01)    1.357     1.347    ---    (0.407)   ---   (0.407)  6.43   26.69%    19,228  2.05%   (0.13%)      95%
1996(i)     6.43   (.01)     .899      .889   (.017)   (.482)   ---    (.499)  6.82   14.51%    27,028  2.05%    (.29%)      86%

--------------------------------------------------------------------------------

SECURITY FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
================================================================================

                                                                                                                  Ratio
            Net              Net      Total Dividends                                                  Ratio of  of net
Fiscal     asset            gains     from    (from  Distribu-                Net               Net    expenses  income
 year      value    Net  (losses) on invest-   net     tions                 asset             assets     to    (loss) to
ended     begin-  invest-securities   ment   invest-   (from Return   Total  value             end of  average   average  Portfolio
Septem-   ning of  ment  (realized & opera-   ment    capital  of    distri- end of   Total    period    net       net    turnover
ber 30    period  income unrealized)  tions  income)  gains) capital butions period return(a)(thousands)assets   assets     rate
------------------------------------------------------------------------------------------------------------------------------------

                             GLOBAL SERIES (CLASS A)
1994(g)   $10.00 $(0.03)   $ .87     $0.84   $ ---     $---    $---    $---  $10.84    8.40%   $20,128  2.00%   (0.01%)      73%
1995(h)    10.84  (0.02)     .31      0.29     ---     (.19)    ---    (.19)  10.94    2.80%    16,261  2.00%   (0.17%)     141%
1996(i)    10.94   (.01)    1.104     1.094   (.248)   (.156)   ---    (.404) 11.63   10.25%    17,777  2.00%    (.46%)     196%

                             GLOBAL SERIES (CLASS B)
1994(f)(g)$ 9.96 $(0.12)   $ .91     $0.79   $  ---    $---    $---    $---  $10.75    7.90%    $3,960  3.00%   (0.01%)      73%
1995(h)    10.75  (0.12)     .30      0.18      ---    (.19)    ---    (.19)  10.74    1.79%     5,433  3.00%   (1.17%)     141%
1996(i)    10.74   (.09)    1.111     1.021   (.145)   (.156)   ---    (.301) 11.46    9.68%     6,066  3.00%   (1.46%)     196%

                          SECURITY ULTRA FUND (CLASS A)
1986      $ 9.05   $.31    $1.10     $1.41   $(.26)   $(.85)   $---  $(1.11)  $9.35   17.3%   $100,360   .78%    3.22%      179%
1987        9.35    .13    (1.89)    (1.76)   (.35)   (1.88)    ---   (2.23)   5.36  (24.1%)    62,246   .84%    1.45%      301%
1988(d)     5.36   (.02)    1.135     1.115   (.125)   (.06)    ---    (.185)  6.29   21.4%     68,700  1.54%    (.24%)     120%
1989(b)(d)  6.29   (.12)    1.72      1.60     ---      .---    ---     .---   7.89   25.4%     66,841  3.53%   (1.66%)      89%
1990(d)     7.89   (.14)   (2.845)   (2.985)   ---     (.445)   ---    (.445)  4.46  (39.6%)    31,486  2.58%   (1.82%)      96%
1991(d)(e)  4.46   (.03)    2.525     2.495    ---     (.235)   ---    (.235)  6.72   58.4%     65,449  1.61%    (.51%)     163%
1992        6.72   (.09)    (.202)    (.292)   ---     (.172)   ---    (.172)  6.66    1.5%     57,128  1.32%    (.46%)     142%
1993        6.66   (.028)   1.791     1.763    ---     (.293)   ---    (.293)  8.13   26.8%     71,056  1.30%    (.50%)     101%
1994(h)     8.13   (.056)   (.188)    (.244)   ---    (1.066)   ---   (1.066)  6.82   (3.6%)    60,695  1.33%    (.80%)     111%
1995(h)     6.82   (.02)    1.535     1.515    ---     (.135)   ---    (.135)  8.20   22.69%    66,052  1.32%    (.31%)     180%
1996(i)     8.20   (.02)     .256      .236    ---     (.996)   ---    (.996)  7.44    4.03%    60,218  1.35%    (.52%)     212%

                          SECURITY ULTRA FUND (CLASS B)
1994(f)   $ 8.30 $(0.103) $(0.321)  $(0.424)  $---   $(1.066)  $---  $(1.066) $6.81   (5.7%)    $1,254  2.36%   (1.76%)     110%
1995(h)     6.81  (0.09)    1.525     1.435    ---     (.135)   ---    (.135)  8.11   21.53%     5,428  2.32%   (1.32%)     180%
1996(i)     8.11   (.05)     .216      .166    ---     (.996)   ---    (.996)  7.28    3.18%     4,686  2.35%   (1.52%)     212%


(a) Total return information does not take into account any sales charge at time of purchase for Class A shares or upon redemption for Class B shares.

(b) Effective in 1989, the fiscal year ends of Growth and Income and Ultra Funds were changed from November 30 and October 31, respectively, to September 30. The information presented in the table above for the fiscal year ended September 30, 1989, represents 10 months of performance for Growth and Income Fund and 11 months of performance for Ultra Fund. The data for years 1986 through 1988 are for fiscal years ended November 30 for Growth and Income Fund and October 31 for Ultra Fund. Percentage amounts for the period have been annualized.

(c) Cash distribution of $.40 per share made in October, 1985. The remaining $.77 per share was distributed in the form of Security Omni Fund shares, which were spun-off to Equity Fund stockholders on April 30, 1986.

(d)                                                        Weighted          Weighted
                                     Debt outstanding       Average       Average month-   Average  Interest
                                        at end of      debt outstanding     end shares    debt per  expense
                             Year         period       during the period    outstanding     share   per share
                             --------------------------------------------------------------------------------
    Security Ultra Fund      1988      $       ---        $4,217,187        11,834,629     $ .36      $.03
    Security Ultra Fund      1989       17,742,849        13,322,428         9,374,183      1.42       .17
    Security Ultra Fund      1990        8,207,425         5,948,569         7,713,750       .77       .08
    Security Ultra Fund      1991              ---           970,096         8,817,652       .11       .01

    Borrowings and related interest, if any, were immaterial in 1986, 1987, 1992, 1993, 1994 and 1995, and for the six-month period ended March 31, 1996.


(e) Portfolio turnover calculation excludes the portfolio investments acquired in the Security Omni Fund merger. Per share data has been calculated using the average month-end shares outstanding.

(f) Class "B" shares were initially issued on October 19, 1993. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using the average month-end shares outstanding.

(g) Security Global Series was initially capitalized on October 1, 1993, with a net asset value of $10 per share.

(h) Per share data was computed using average shares outstanding throughout the period.

(i) Unaudited figures for the six-months ended March 31, 1996. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using average month-end shares outstanding.

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

INVESTMENT OBJECTIVE AND
POLICIES OF THE FUNDS


     Security Growth and Income Fund, Security Equity Fund and Security Ultra Fund are diversified, open-end management investment companies, which were organized as Kansas corporations on February 2, 1944, November 27, 1961, and April 20, 1965, respectively. Each of Security Growth and Income Fund ("Growth and Income Fund"), the Equity Series ("Equity Fund") and the Global Series ("Global Fund") of Security Equity Fund and Security Ultra Fund ("Ultra Fund") (collectively, the "Funds") has its own investment objective and policies which are described below. There, of course, can be no assurance that such investment objectives will be achieved. While there is no present intention to do so, each Fund's investment objective and policies, unless otherwise noted, may be changed by its Board of Directors without the approval of stockholders. If there is a change in investment objective, stockholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Each of the Funds is also subject to certain investment policy limitations which may not be changed without stockholder approval. Among these limitations, some of the more important ones are that each Fund will not invest more than 5 percent of the value of its assets in any one issuer or purchase more than 10 percent of the outstanding voting securities of any one issuer or invest more than 25 percent of its total assets in any one industry. The full text of the investment policy limitations of each Fund is set forth in the Statement of Additional Information of the Funds.


GROWTH AND INCOME FUND

     The investment objective of Growth and Income Fund is long-term growth of capital with a secondary emphasis on income. Growth and Income Fund seeks to achieve this objective through investment in a diversified portfolio which will ordinarily consist principally of common stocks, which may include American Depositary Receipts ("ADRs"), but may also include other securities when deemed advisable. (See the discussion of ADRs under "Investment Methods and Risk
Factors.") Such other securities may include (i) securities convertible into common stocks; (ii) preferred stocks; (iii) debt securities issued by U.S. corporations; (iv) securities issued by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (v) securities issued by foreign governments, their agencies, and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; and (vi) higher yielding, high risk debt securities (commonly referred to as "junk bonds"). In the selection of securities for investment, the potential for appreciation and future dividends is given more weight than current dividends.

     With respect to Growth and Income Fund's investment in debt securities, there is no percentage limitation on the amount of the Fund's assets that may be invested in securities within any particular rating classification (see the description of corporate bond ratings below), and the Fund may invest without limit in unrated securities. Growth and Income Fund may invest in securities rated Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation.

--------------------------------------------------------------------------------
No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the Funds' Statement of Additional Information, and if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, the Investment Manager, or the Distributor.
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

     Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by Standard & Poor's. Bonds rated Baa by Moody's or BBB by Standard & Poor's have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. In addition, the Fund may invest in higher yielding, longer-term debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). These include securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. However, the Investment Manager will not rely principally on the ratings assigned by the rating services. Because Growth and Income Fund may invest in lower rated securities and unrated securities of comparable quality, the achievement of the Fund's investment objective may be more dependent on the Investment Manager's own credit analysis than would be true if investing in higher rated securities.

     As discussed above, Growth and Income Fund may invest in foreign debt securities that are denominated in U.S. dollars. Such foreign debt securities may include debt of foreign governments, including Brady Bonds, and debt of foreign corporations. The Fund expects to limit its investment in foreign debt securities, excluding Canadian securities, to not more than 15 percent of its total assets and its investment in debt securities of issuers in emerging markets, excluding Brady Bonds, to not more than 5 percent of its net assets. See the discussion of the risks associated with investing in foreign securities and, in particular, Brady Bonds under "Investment Methods and Risk Factors."

     Growth and Income Fund may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Fund may purchase securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 15 percent of its total assets will be invested in illiquid securities. From time to time, Growth and Income Fund may purchase government bonds or commercial notes for temporary defensive purposes. The Fund may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of when-issued securities, Rule 144A securities, and repurchase agreements under "Investment Methods and Risk Factors."

     SPECIAL RISKS OF HIGH YIELD INVESTING -- Because Growth and Income Fund invests in the high yield, high risk debt securities (commonly referred to as "junk bonds") described above, its share price and yield are expected to fluctuate more than the share price and yield of a fund investing in higher quality, shorter-term securities. The market values of high yield securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. High yield securities also tend to be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because an advent of
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

such events could lessen the ability of highly leveraged companies to make principal and interest payments on their debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability of Growth and Income Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process. Many of the high yield securities traded in today's market were issued relatively recently and have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. It may be that future default rates on high yield securities will be higher than in the past, especially during periods of deteriorating economic conditions.

     Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

        DESCRIPTION OF CORPORATE BOND RATINGS

    MOODY'S        STANDARD &
   INVESTORS         POOR'S
 SERVICE, INC.     CORPORATION      DEFINITION
      Aaa              AAA          Highest quality
      Aa               AA           High quality
       A                A           Upper medium grade
      Baa              BBB          Medium grade
      Ba               BB           Lower medium grade/
                                      speculative elements
       B                B           Speculative
      Caa              CCC          More speculative/
                                      possibly in or high
                                      risk of default
      --                D           In default
   Not rated        Not rated       Not rated

     A more complete description of the corporate bond ratings is found in the Appendix to the Funds' Statement of Additional Information.

     During the year ended September 30, 1995, the dollar weighted average of Growth and Income Fund's holdings (excluding equities) had the following credit quality characteristics.

                                        PERCENT OF
INVESTMENT                              NET ASSETS
U.S. Government Securities...............       0%
Cash and other Assets, Less Liabilities..    0.90%
Rated Fixed Income Securities
   A.....................................       0%
   Baa/BBB...............................       0%
   Ba/BB.................................    8.84%
   B.....................................    8.02%
   Caa/CCC...............................       0%
Unrated Securities Comparable in Quality to
   A.....................................       0%
   Baa/BBB...............................       0%
   Ba/BB.................................       0%
   B.....................................       0%
   Caa/CCC...............................       0%
                                         ----------
                                            17.76%

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

The foregoing table is intended solely to provide disclosure about Growth and Income Fund's asset composition during the year ended September 30, 1995. The asset composition after this may or may not be approximately the same as shown above.

EQUITY FUND

     Equity Fund's objective is to seek long-term capital growth, and emphasis is placed upon the selection of those securities which, in the opinion of the Investment Manager, offer basic value or above-average capital growth potential. Income potential will be considered in the selection of securities, to the extent doing so is consistent with the Fund's investment objective of long-term capital growth.

     Equity Fund will ordinarily have at least 90 percent of its total assets invested in a broadly diversified portfolio of common stocks, which may include ADRs, and securities convertible into common stocks, although it reserves the right to invest in fixed income securities. (See the discussion of ADRs under "Investment Methods and Risk Factors.") Equity Fund also reserves the right to invest its assets temporarily in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. Except when in a temporary defensive position, Equity Fund will maintain at least 65 percent of its assets invested in equity securities; the remaining 35 percent of the Fund's assets may be invested in investment grade debt securities (or unrated securities of comparable quality), which may include commercial paper or other debt securities issued by U.S. corporations, and U.S. Government securities. Equity Fund may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of repurchase agreements under "Investment Methods and Risk Factors."

GLOBAL FUND

     The investment objective of Global Fund is to seek long-term growth of capital primarily through investment in securities of companies domiciled in foreign countries and the United States. Global Fund will seek to achieve its objective through investment in a diversified portfolio of securities which under normal circumstances will consist primarily of various types of common stocks and equivalents (the following constitute equivalents: convertible debt securities, warrants and options). The Fund may also invest in preferred stocks, bonds and other debt obligations, which include money market instruments of foreign and domestic companies and the U.S. Government and foreign governments, governmental agencies and international organizations. The Fund may purchase securities that are restricted as to disposition under federal securities laws, provided that such securities are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 10 percent of its assets will be invested in illiquid securities. See the discussion of Rule 144A securities under "Investment Methods and Risk Factors."

     Global Fund will at all times invest at least 65 percent or more of its assets in at least three countries, one of which may be the United States. The Fund is not required to maintain any particular geographic or currency mix of its investments, nor is it required to maintain any particular proportion of stocks, bonds or other securities in its portfolio. Global Fund may invest substantially or primarily in foreign debt securities when it appears that the capital appreciation available from investments in such securities will equal or exceed the capital appreciation available
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================================================================================

from investments in equity securities. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. When a defensive position is deemed advisable in the judgment of Lexington Management Corporation (the "Sub-Adviser"), Global Fund may temporarily invest up to 100 percent of its assets in debt obligations consisting of repurchase agreements (with maturities of up to seven days), and money market instruments of foreign or domestic companies and the U.S. Government and foreign governments, governmental and international organizations. The Fund will limit its investments in debt securities to those obligations which are considered to be investment grade by the Sub-Adviser. The Fund will be moved into a defensive position when, in the judgment of the Sub-Adviser, conditions in the securities markets would make pursuing the Fund's basic investment strategy inconsistent with the best interests of the shareholders. Global Fund may utilize bank demand accounts and repurchase agreements, pending investment in securities or to meet potential redemptions or expenses.

     Global Fund is intended to provide investors with the opportunity to invest in a portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among the various countries and geographic regions, the Sub-Adviser ordinarily considers such factors as prospects for relative economic growth between the U.S. and other countries; expected levels of inflation and interest rates; government policies influencing business conditions; the range of investment opportunities available to international investors; and other pertinent financial, tax, social and national factors--all in relation to the prevailing prices of the securities in each country or region.

     Investments may be made in companies based in (or governments of or within) such areas and countries as the Sub-Adviser may determine from time to time. Global Fund may invest in companies located in developing countries without limitation. Such countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade a small number of companies. Prices on these exchanges tend to be volatile and in the past these exchanges have offered greater potential for gain, as well as loss, than exchanges in developed countries. While Global Fund invests only in countries that it considers as having relatively stable and friendly governments, it is possible that certain Fund investments could be subject to foreign expropriation or exchange control restrictions. See "Investment Methods and Risk Factors"--"Foreign Investment Risks" and "Currency Risk" for a discussion of the risks associated with investing in foreign securities.

     Although the Fund does not intend to invest for the purpose of seeking short-term profits, the Fund's investments may be changed whenever the Sub-Adviser deems it appropriate to do so, without regard to the length of time a particular security has been held. The operating expenses of the Fund can be expected to be higher than those of an investment company investing exclusively in United States securities.

     CERTAIN INVESTMENT METHODS. Global Fund may from time to time engage in the following investment practices:

     SETTLEMENT TRANSACTIONS -- Global Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, the Fund will attempt to
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================================================================================

insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging."

     To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e., cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

     Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.

     PORTFOLIO HEDGING -- When, in the opinion of the Sub-Adviser, it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, Global Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. The Fund may also enter into forward currency exchange contracts to increase its exposure to a foreign currency that the Sub-Adviser expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Sub-Adviser. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Global Fund will not enter into forward foreign currency exchange transactions for speculative purposes. The Fund intends to limit such transactions to not more than 70 percent of its total assets.

     FORWARD COMMITMENTS -- Global Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as Global Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, it may dispose of a commitment prior to settlement if the Sub-Adviser deems it appropriate to do so. See the discussion of forward commitments under "Investment Methods and Risk Factors."


     COVERED CALL OPTIONS -- Global Fund may seek to preserve capital by writing covered call options on securities which it owns. Such an option on an underlying security would obligate the Fund to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until a stated expiration date of the option.
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ULTRA FUND

     Ultra Fund's objective is to seek capital appreciation and emphasis is placed upon the selection of those securities which, in the opinion of the Investment Manager, offer the greatest potential for appreciation. Current income will not be a factor in the selection of investments and any such income should be considered incidental.

     Ultra Fund will ordinarily invest in a diversified portfolio of common stocks, which may include ADRs, and securities convertible into common stocks, although it reserves the right to invest in fixed income securities. (See the discussion of ADRs under "Investment Methods and Risk Factors.") Ultra Fund also reserves the right to invest its assets in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. Ultra Fund may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses.

     Stocks  considered  to  have  appreciation  potential  will  often  include securities of smaller and less mature companies which often have a unique proprietary product or profitable market niche and the potential to grow very rapidly. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risks than investments in more established companies with demonstrated earning power. Smaller companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in limited volume. As a result, the securities of smaller companies may be subject to more abrupt or erratic changes in value than securities of larger, more established companies. In seeking capital appreciation, Ultra Fund may, during certain periods, trade to a substantial degree in securities for the short term. That is, Ultra Fund may be engaged essentially in trading operations based on short-term market considerations, as distinct from long-term investments based on fundamental evaluations of securities. This investment policy is speculative and involves substantial risk.


     Ultra Fund may buy and sell futures contracts to hedge all or a portion of its portfolio, or as an efficient means of adjusting its exposure to the stock market. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5 percent of the Fund's net asset value. See the discussion of futures contracts and the risks associated with investing in such contracts under "Investment Methods and Risk Factors."


     Ultra Fund may make short sales if, at the time of such sale, it owns or has the right to acquire an equal amount of such securities without payment of any further consideration. Short sales will be used by Ultra Fund only for the purpose of deferring recognition of gain or loss for federal income tax purposes. Ultra Fund may invest up to 5 percent of its assets in companies having a record of less than three years continuous operation or in warrants.

INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the "Investment Objectives and Policies" section of this Prospectus and in the Funds' Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities
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                                       10
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SECURITY FUNDS
PROSPECTUS
================================================================================

and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.

     AMERICAN DEPOSITARY RECEIPTS (ADRS) -- Each of the Funds may purchase American Depositary Receipts ("ADRs") which are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Risks" below.

     FOREIGN INVESTMENT RISKS -- Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. A Fund's income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect the investments of the Funds in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

     CURRENCY RISK -- Funds that invest in securities denominated in currencies other than the U.S. dollar, will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of a Fund's shares, and also may affect the value of dividends and interest earned by the Fund and gains and losses realized by the Fund. In addition, the Fund may incur costs in connection with the conversion or transfer of foreign currencies. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well
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                                       11
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SECURITY FUNDS
PROSPECTUS
================================================================================

as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

     BRADY BONDS -- Growth and Income Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds recently have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Jordan, Mexico, Nigeria, The Philippines, Uruguay, Venezuela, Ecuador and Poland and are expected to be issued by other emerging market countries. Approximately $150 billion in principal amount of Brady Bonds has been issued to date, the largest proportion having been issued by Mexico and Venezuela. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

     Growth  and  Income  Fund  may  invest  in   collateralized   Brady  Bonds,
denominated in U.S. dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

     WHEN-ISSUED  AND  FORWARD  COMMITMENT  SECURITIES  --  Purchase  or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Fund may dispose of a commitment prior to settlement if the Investment Manager (or Sub-Adviser) deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may
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PROSPECTUS
================================================================================

incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or high grade liquid debt securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

     REPURCHASE AGREEMENTS -- A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Although each of the Funds may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment polices and restrictions, it is each Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States Government or its agencies or instrumentalities to meet anticipated redemptions or pending investment or reinvestment of Fund assets in portfolio securities. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government securities. Repurchase agreements will be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Funds intend to limit repurchase agreements to institutions believed by the Investment Manager (or Sub-Adviser) to present minimal credit risk.

     RULE 144A SECURITIES -- Certain Funds may purchase securities that are restricted as to disposition under the federal securities laws, provided that such restricted securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933. The Investment Manager, under procedures adopted by the Board of Directors, will determine whether securities eligible for resale under Rule 144A are liquid or not. The Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager. In making the determination regarding the liquidity of Rule 144A securities, the Investment Manager will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

     CONVERTIBLE SECURITIES AND WARRANTS -- Convertible securities are debt or preferred equity securities convertible or exchangeable for equity
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================================================================================

securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

     FUTURES CONTRACTS AND RELATED OPTIONS -- Certain Funds may buy and sell futures contracts (and options on such contracts) to hedge all or a portion of its portfolio or as an efficient means of adjusting overall exposure to certain markets. A financial futures contract calls for delivery of a particular security at a certain time in the future. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future time. Certain Funds may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect the Fund's securities from a decrease in value. When a Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, the purchaser of a put option on a futures contract is entitled (but not obligated) to sell a futures contract at a fixed price during the life of the option.

     Financial futures contracts may include stock index futures contracts. A stock index assigns relative values to common stocks included in the index and the index fluctuates with changes in the market values of the common stocks included. A stock index futures contract is a bilateral contract pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

     REGULATORY MATTERS RELATED TO FUTURES AND OPTIONS -- In connection with its proposed futures and options transactions, each Fund that may invest in such instruments has filed with the CFTC a notice of eligibility for exemption from the definition of (and therefore from CFTC regulation as) a "commodity pool operator" under the Commodity Exchange Act. The Fund represents in its notice of eligibility that: (i) it will not purchase or sell futures or options on futures contracts or stock indices if as a result the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5 percent of the Fund's net assets; and (ii) with respect to each futures contract purchased or long position in an option contract, each Fund will set aside in a segregated account cash, cash equivalents, U.S. Government securities or other high-grade liquid debt obligations in an amount equal to the market value of such contract less the initial margin deposit.

     The Staff of Securities and Exchange Commission ("SEC") has taken the position that the purchase and sale of futures contracts and the writing of
related  options  may  involve  senior   securities  for  the  purposes  of  the
restrictions contained in Section 18 of the Investment
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Company Act of 1940 on investment companies' issuing senior securities. However, the Staff has issued letters declaring that it will not recommend enforcement action under Section 18 if an investment Company: (i) sells futures contracts to offset expected declines in the value of the investment company's securities, provided the value of such futures contracts does not exceed the total market value of those securities (plus such additional amount as may be necessary because of differences in the volatility factor of the securities vis-a-vis the futures contracts); (ii) writes call options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company's holding of a corresponding long futures position, by its ownership of securities which correlate with the underlying stock index, or otherwise; (iii) purchases futures contracts, provided the investment company establishes a segregated account consisting of cash, cash equivalents, U.S. Government securities or other high-grade liquid debt obligations in an amount equal to the total market value of such futures contracts less the initial margin deposited therefor; and (iv) writes put options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company's holding of a corresponding short futures position, by establishing a cash segregated account in an amount equal to the value of its obligation under the option, or otherwise.

     Each Fund will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with the foregoing.

     FUTURES AND OPTIONS RISK -- Futures contracts and options can be highly volatile and could result in reduction of a Fund's total return, and a Fund's attempt to use such investments for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Losses from options and futures could be significant if a Fund is unable to close out its position due to distortions in the market or lack of liquidity. A Fund's risk of loss from the use of futures extends beyond its initial investment and could potentially be unlimited.

     The use of futures and options involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Investment Manager seeks to protect a Fund against potential adverse movements in the securities markets using these instruments, and such markets do not move in a direction adverse to such Fund, such Fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures and options include: (a) the risk that securities prices will not move in the direction anticipated; (b) imperfect correlation between the price of futures and options and movements in the prices of the securities being hedged; (c) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to such Fund.

     The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of a
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                                       15
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SECURITY FUNDS
PROSPECTUS
================================================================================

hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of the Fund diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Investment Manager to correctly forecast general stock market price movements.

MANAGEMENT OF THE FUNDS


     The management of the Funds' business and affairs is the responsibility of the Board of Directors. Security Management Company, LLC (the "Investment Manager"), 700 Harrison St., Topeka, Kansas, is responsible for selection and management of the Funds' portfolio investments. The Investment Manager is a limited liability company, which is ultimately controlled by Security Benefit Life Insurance Company, a mutual life insurance company with over $15 billion of insurance in force. The Investment Manager also acts as investment adviser to Security Asset Allocation Fund, Security Social Awareness Fund, Security Income Fund, Security Tax-Exempt Fund, Security Cash Fund and SBL Fund. On June 28, 1996, the aggregate assets of all of the Funds under the investment management of the Investment Manager were approximately $3.2 billion.


     The Investment Manager has engaged Lexington Management Corporation (the "Sub-Adviser"), Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, to provide certain investment advisory services to Global Fund. The Sub-Adviser is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of the outstanding shares of Lexington Global Asset Managers, Inc. The Sub-Adviser was established in 1938 and currently manages over $3.5 billion in assets.

     Subject to the supervision and direction of the Funds' Board of Directors, the Investment Manager manages the Funds' portfolios in accordance with each Fund's stated investment objective and policies and makes all investment decisions. As to Global Fund, the Investment Manager supervises the management of this Fund's portfolio by the Sub-Adviser. The Investment Manager has agreed that total annual expenses of the respective Funds (including for any fiscal year, the management fee, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) shall not for each of the Funds exceed the level of expenses which the Funds are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. The Investment Manager will contribute such funds to the Funds or waive such portion of its compensation as may be necessary to insure that such total annual expenses do not exceed any such limitation.

     The Investment Manager also acts as the administrative agent and transfer agent and dividend disbursing agent for the Funds, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for the Funds. The Investment Manager has arranged for the Sub-Adviser to provide certain administrative services to Global Fund, including performing certain accounting and pricing functions.

     For its services, the Investment Manager receives, with respect to Growth and Income, Equity and Ultra Funds, on an annual basis, a fee
--------------------------------------------------------------------------------
                                       16
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SECURITY FUNDS
PROSPECTUS
================================================================================


of 2 percent of the first $10 million of the average net assets, 1 1/2 percent of the next $20 million of the average net assets and 1 percent of the remaining average net assets of these Funds, calculated daily and payable monthly. The Investment Manager receives with respect to the Global Fund, on an annual basis, 2 percent of the first $70 million of the average net assets and 1 1/2 percent of the remaining average net assets of this Fund, calculated daily and payable monthly. The Investment Manager pays the Sub-Adviser an amount equal to .50 percent of the average net assets of Global Fund, calculated on a daily basis and payable monthly.

     For the year ended September 30, 1995, the total expenses, as a percentage of average net assets, were 1.31 percent for Class A and 2.31 percent for Class B shares of Growth and Income Fund; 1.05 percent for Class A and 2.05 percent for Class B shares of Equity Fund; 2.0 percent for Class A and 3.0 percent for Class B shares of Global Fund; and 1.32 percent for Class A and 2.32 percent for Class B shares of Ultra Fund.


PORTFOLIO MANAGEMENT


     The common stock portion of the GROWTH AND INCOME FUND portfolio is managed by the Investment Manager's Large Capitalization Team consisting of John Cleland, Chief Investment Strategist, Terry Milberger, and Chuck Lauber. Terry Milberger, Senior Portfolio Manager, has had day-to-day responsibility for managing this portion of the portfolio since 1995. The fixed income portion of the Growth and Income Fund portfolio is managed by the Fixed Income Team of the Investment Manager consisting of John Cleland, Chief Investment Strategist, Greg Hamilton, Jane Tedder, Tom Swank, Steve Bowser, Barb Davison and Elaine Miller. Tom Swank, assistant Vice President and Portfolio Manager of the Investment Manager, has had day-to-day responsibility for managing the fixed income portion of the Growth and Income Fund portfolio since 1994. EQUITY FUND is managed by the Large Capitalization Team of the Investment Manager described above. Mr. Milberger has had day-to-day responsibility for managing the Equity Fund since 1981. GLOBAL FUND is managed by an investment management team of the Sub-Adviser. Alan Wapnick and Richard T. Saler, the lead managers, have had day-to-day responsibility for managing Global Fund since 1994. ULTRA FUND is managed by the Investment Manager's Small Capitalization Team which consists of John Cleland, Chief Investment Strategist, Cindy Shields, Larry Valencia and Frank Whitsell. Cindy Shields, Portfolio Manager, has had day-to-day responsibility for managing the Fund since 1994.


     MR. MILBERGER, Senior Portfolio Manager, has more than 20 years of investment experience. He began his career as an investment analyst in the insurance industry and from 1974 through 1978 he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice
President of Texas Commerce Bank and managed its pension assets until he returned to the Investment Manager in 1981. Mr. Milberger holds a bachelor's degree in business and a Masters of Business Administration from the University of Kansas and is a Chartered Financial Analyst. His investment philosophy is based on patience and opportunity for the long-term investor.

     MR. SALER is a Senior Vice President of the Sub-Adviser and is responsible for international investment analysis and portfolio management. He has eight years of investment experience. Mr. Saler has focused on international markets since first joining the Sub-Adviser in 1986. Most recently he was a strategist with Nomura Securities and rejoined the Sub-Adviser in 1992. Mr. Saler is a graduate of New York University with a B.S. Degree in Marketing and an M.B.A. in
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

Finance from New York University's graduate School of Business Administration.

     MS. SHIELDS joined the Investment Manager in 1989. Ms. Shields graduated from Washburn University with a Bachelor of Business Administration degree, majoring in finance and economics. She is a Chartered Financial Analyst with six years of investment experience.

     MR. SWANK has over ten years of experience in the investment field. Prior to joining the Investment Manager in 1992, he was an Investment Underwriter and Portfolio Manager for U.S. West Financial Services, Inc. from 1986 to 1992. From 1984 to 1986, he was a Commercial Credit Officer for United Bank of Denver. From 1982 to 1984, he was employed as a Bank Holding Company Examiner for the Federal Reserve Bank of Kansas City - Denver Branch. Mr. Swank graduated from Miami University in Ohio with a Bachelor of Science degree in finance in 1982. He earned a Master of Business Administration degree from the University of Colorado and is a Chartered Financial Analyst.

     MR. WAPNICK is a Senior Vice President of the Sub-Adviser and is responsible for portfolio management. He has 25 years investment experience. Prior to joining the Sub-Adviser in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J. & W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick is a graduate of Dartmouth College and received a Master's Degree in Business Administration from Columbia University.

HOW TO PURCHASE SHARES


     Security Distributors, Inc. (the "Distributor"), 700 Harrison St., Topeka, Kansas, a wholly-owned subsidiary of Security Benefit Group, Inc., is principal underwriter for the Funds. Shares of the Funds may be purchased through authorized investment dealers. In addition, banks and other financial institutions that have an agreement with the Distributor, may make shares of the Funds available to their customers. The minimum initial purchase must be $100. Subsequent purchases must be $100 unless made through an Accumulation Plan which allows subsequent purchases of $20.


     Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Distributor (generally as of the close of the New York Stock Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day.

     Orders for shares received by broker-dealers prior to that day's close of trading on the New York Stock Exchange and transmitted to the Fund prior to its close of business that day will receive the offering price equal to the net asset value per share computed at the close of trading on the Exchange on the same day plus, in the case of Class A shares, the sales charge. Orders received by broker-dealers after that day's close of trading on the Exchange and transmitted to the Fund prior to the close of business on the next business day will receive the next business day's offering price.

     The Funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

ALTERNATIVE PURCHASE OPTIONS

     The Funds offer two classes of shares:

     CLASS A SHARES -- FRONT-END LOAD OPTION -- Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge for one year). See Appendix A for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may reduce the front-end sales charge on purchases of Class A shares.

     CLASS B SHARES -- BACK-END LOAD OPTION -- Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

     The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100 percent of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Funds will not normally accept any purchase of Class B shares in the amount of $500,000 or more.

     Dealers or others receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES

     Class A shares are offered at net asset value plus an initial sales charge as follows:

                              SALES CHARGE

   AMOUNT OF              PERCENTAGE      PERCENTAGE      OFPERCENTAGE
TRANSACTION AT            OF OFFERING     NET AMOUNT      REALLOWABLE
OFFERING PRICE               PRICE         INVESTED        TO DEALERS
--------------------------------------------------------------------------------
Less than $50,000             5.75%          6.10%            5.00%
$50,000 but less than
   $100,000                   4.75%          4.99%            4.00%
$100,000 but less than
   $250,000                   3.75%          3.90%            3.00%
$250,000 but less than
   $500,000                   2.75%          2.83%            2.25%
$500,000 but less than
   $1,000,000                 2.00%          2.04%            1.75%
$1,000,000 or more            None           None          (See below)

     Purchases of Class A shares in an amount of $1,000,000 or more are at net asset value (without a sales charge), but are subject to a contingent deferred sales charge of one percent in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see "Calculation and Waiver of Contingent Deferred Sales Charges" on page 21.

     The Distributor will pay a commission to dealers on Class A purchases of $1,000,000 or more as follows: 1.00 percent on sales up to $5,000,000, plus .50 percent on sales of $5,000,000 or more up to $10,000,000 and .10 percent on any amount of $10,000,000 or more.

     The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Class A shares of the Funds and certain other Security Funds during prior periods and certain other factors, including providing certain services to their clients who are stockholders of the Funds. Such services include assisting in
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

maintaining   records,   processing   purchase  and   redemption   requests  and
establishing stockholder accounts, assisting stockholders in changing account options or enrolling in specific plans, and providing stockholders with information regarding the Funds and related developments.

     Currently, service fees are paid on the aggregate value of accounts opened after July 31, 1990, in Security Equity, Ultra, Global, Growth and Income, Asset Allocation, Social Awareness, and Tax-Exempt Funds at the following annual rates: .25 percent of aggregate net asset value for amounts of $100,000 but less than $5,000,000 and .30 percent for amounts of $5,000,000 or more.

     Additional information may be obtained by referring to the Funds' Statement of Additional Information.

CLASS B SHARES

     Class B shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to the stockholder. The deferred sales charge is retained by the Distributor.

     Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed, according to the following schedule:

     Year Since Purchase       Contingent Deferred
      PAYMENT WAS MADE            SALES CHARGE
      ----------------            ------------
         First                         5%
         Second                        4%
         Third                         3%
         Fourth                        3%
         Fifth                         2%
    Sixth and following                0%

     Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN

     Each Fund bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan provides for payments at an annual rate of 1.00 percent of the average daily net asset value of Class B shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00 percent of the value of each share sold and (2) a service fee payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25 percent annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds.

     NASD Rules limit the aggregate amount that each Fund may pay annually in distribution costs for the sale of its Class B shares to 6.25 percent of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus one percent on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

     Each Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Funds make no payments in connection with the sale of their shares other than the distribution fee paid to the Distributor.

CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in an amount of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

     The contingent deferred sales charge is waived (1) following the death of a stockholder if
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

redemption is made within one year after death; (2) upon the disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the CDSC), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge may also be waived in the case of redemptions of Class B shares of the Funds pursuant to a systematic withdrawal program. See "Systematic Withdrawal Program," page 29 for details.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS

     The Investment Manager or Distributor, from time to time, will provide promotional incentives or pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other funds managed by the Investment Manager. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) at sales seminars at luxury resorts within or without the United States. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. Certain of the promotional incentives or bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of promotional incentives and/or bonuses will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

     The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Funds' Board of Directors would consider what action, if any, would be appropriate.
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                                       22
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SECURITY FUNDS
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     In  addition,  state  securities  laws on this  issue may  differ  from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of Fund shares in a calendar year. To be eligible for this allowance in any given year, the dealer must sell a minimum of $2,000,000 of Class A and Class B shares during that year. The marketing allowance ranges from .15 percent to .75 percent of aggregate new sales depending upon the volume of shares sold. See the Funds' Statement of Additional Information for more detailed information about the marketing allowance.

PURCHASES AT NET ASSET VALUE

     Class A shares of the Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
(3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

     Class A shares of the Funds may also be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under this provision.

     A stockholder of Equity Fund who formerly invested in the Bondstock Investment Plans or Life Insurance Investors Investment Plans may purchase Class A shares of Equity Fund at net asset value provided that such stockholder maintains his or her Equity Fund account.

HOW TO REDEEM SHARES

     A stockholder may redeem shares at the net asset value next determined after the time when such shares are tendered for redemption.


     Shares will be redeemed on request of the stockholder in proper order to the Funds' Investment Manager, Security Management Company, LLC, 700 Harrison St., Topeka, Kansas 66636-0001, which serves as the Funds' transfer agent. A request is made in proper order by

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SECURITY FUNDS
PROSPECTUS
================================================================================

submitting the following items to the Investment Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact the Investment Manager by calling 1-800-888-2461, extension 3127.

     The  redemption  price  will be the net  asset  value  of the  shares  next computed after the redemption request in proper order is received by the Investment Manager. Payment of the amount due, less any applicable deferred sales charge, will be made by check within seven days after receipt of the redemption request in proper order. Payment may also be made by wire at the sole discretion of the Investment Manager. If a wire transfer is requested, the Investment Manager must be provided with the name and address of the stockholder's bank as well as the account number to which payment is to be wired. Checks will be mailed to the stockholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered), by certified or cashier's check, or by express mail, if requested, will be at a charge of $15, which will be deducted from the redemption proceeds.

     In addition to the foregoing redemption procedure, the Funds repurchase shares from broker-dealers at the price determined as of the close of business on the day such offer is confirmed. Dealers may charge a commission on the repurchase of shares.

     At various times, requests may be made to redeem shares for which good payment has not yet been received. Accordingly, the mailing of a redemption check may be delayed until such time as good payment has been collected for the purchase of the shares in question, which may take up to 15 days.

     Requests may also be made to redeem shares in an account for which the stockholder's tax identification number has not been provided. To the extent permitted by law, the redemption proceeds from such an account will be reduced by $50 to reimburse for the penalty imposed by the Internal Revenue Service for failure to report the tax identification number.

TELEPHONE REDEMPTIONS

     A stockholder may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written
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                                       24
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SECURITY FUNDS
PROSPECTUS
================================================================================

authorization with a signature guarantee. Once authorization has been received by the Investment Manager, a stockholder may redeem shares by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day. A stockholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of an account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a telephone redemption provide the account registration and number and the owner's tax identification number, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor shall be liable for any loss, liability, cost or expense arising out of any redemption request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

     During  periods  of  severe  market  or  economic   conditions,   telephone
redemptions  may  be  difficult  to  implement  and  stockholders   should  make
redemptions by mail as described under "How to Redeem Shares."

DIVIDENDS AND TAXES

     It is each Fund's policy to distribute realized capital gains, if any, in excess of any capital losses and capital loss carryovers, at least once a year and to pay dividends from net investment income as the Funds' Board of Directors may declare from time to time, except Growth and Income Fund which pays dividends quarterly in March, June, September, and December. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B shares will generally be higher and, as a result, income distributions paid by the Funds with respect to Class B shares generally will be lower than those paid with respect to Class A shares. Any dividend payment or capital gain distribution will result in a decrease of the net asset value of the shares in an amount equal to the payment or distribution. All dividends and distributions are automatically reinvested on the payable date in shares of the Funds at net asset value as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may request that such dividends or distributions be directly deposited to the stockholder's bank account. Dividends or distributions paid with respect to Class A shares and received in cash may, within 30 days of the payment date, be reinvested without a sales charge.

     Each of the series of Security Equity Fund is to be treated separately in determining the amounts of income and capital gains distributions, and for
--------------------------------------------------------------------------------
                                       25
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SECURITY FUNDS
PROSPECTUS
================================================================================

this purpose, each series will reflect only the income and gains, net of losses, of that series.

     Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

     Each of the Funds intends to qualify as a "regulated investment company" under the Internal Revenue Code. Such qualification generally removes the liability for federal income taxes from the Fund, and generally makes federal income tax upon income and capital gains generated by the Fund's investments, the sole responsibility of its stockholders provided the Fund continues to so qualify and distributes all of its net investment income and net realized capital gain to its stockholders. Furthermore, the Funds generally will not be subject to excise taxes imposed on certain regulated investment companies provided that each Fund distributes 98 percent of its ordinary income and 98 percent of its net capital gain income each year.

     Distributions of net investment income and realized net short-term capital gain are taxable to stockholders as ordinary income whether received in cash or reinvested in additional shares. Distributions (designated by the Funds as "capital gain dividends") of the excess, if any, of net long-term capital gains over net short-term capital losses are taxable to stockholders as long-term capital gains regardless of how long a stockholder has held the Fund's shares and regardless of whether received in cash or reinvested in additional shares. Stockholders should consult their tax adviser to determine the federal, state and local tax consequences to them from an investment in the Fund.

     Certain dividends declared in October, November or December of a calendar year are taxable to stockholders as though received on December 31 of that year if paid to stockholders during January of the following calendar year.

     Advice as to the tax status of each year's distributions will be mailed on or before January 31, of the following year. The Funds are required by law to withhold 31 percent of taxable dividends and distributions (including redemption proceeds) to stockholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

FOREIGN TAXES

     Investment income received from sources within foreign countries may be subject to foreign income taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30 percent or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Funds) to a reduced tax rate (generally 10 to 15 percent) or to certain exemptions from tax. The Funds will operate so as to qualify for such reduced tax rates or tax redemptions whenever possible. While stockholders will bear the cost of any foreign tax withholding, they will not be able to claim foreign tax credit or deduction for taxes paid by the Fund.

DETERMINATION OF NET ASSET VALUE

     The net asset value of each Fund is computed as of the close of regular trading hours on the New
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                                       26
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SECURITY FUNDS
PROSPECTUS
================================================================================

York Stock Exchange (normally 3 p.m. Central time) on days when the Exchange is open.

     The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. In determining each Fund's total net assets, securities listed or traded on a recognized securities exchange will be valued on the basis of the last sale price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed unsatisfactory by the Board of Directors or by the Investment Manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. Valuations of the Funds' securities are supplied by a pricing service approved by the Funds' Board of Directors.

     Because the expenses of distribution are borne by Class A shares through a front-end sales charge and by Class B shares through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different net asset values. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution fee charged to Class B shares. It is expected, however, that the net asset value per share will tend to converge immediately after the payment of dividends which will differ in amount for Class A and B shares by approximately the amount of the different distribution expenses attributable to Class A and B shares.

TRADING PRACTICES AND BROKERAGE


     The portfolio turnover rate for each of the Funds for the fiscal year ended September 30, 1995, was Growth and Income Fund, Class A - 130 percent, and Class B - 130 percent; Equity Fund, Class A - 95 percent and Class B - 95 percent; Global Fund, Class A - 141 percent and Class B - 141 percent; Ultra Fund, Class A - 180 percent and Class B - 180 percent. Higher portfolio turnover (portfolio turnover of 100 percent or more) subjects a Fund to increased brokerage costs and may, in some cases, have adverse tax effects on the Fund or its stockholders. The annual portfolio turnover of Growth and Income and Global Funds generally will be less than 100 percent, that of Equity Fund generally will be in the area of 100 percent, and that of Ultra Fund generally will be more than 100 percent.

     Transactions in portfolio securities for each Fund are effected in the manner deemed to be in the best interests of the Fund. In selecting a broker to execute a specific transaction, all relevant factors will be considered. Portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or who sell shares of the Funds. The Investment Manager may, consistent with the NASD Rules of Fair Practice, consider sales of Fund shares in the selection of a broker. Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager, including other investment companies, and by Security Benefit Life Insurance Company ("SBL"). Purchases or sales of the same security occurring on the same day (which may include orders from SBL) may be aggregated and executed as a single transaction, subject to the Investment Manager's obligation to seek best execution. Aggregated purchases or sales are generally effected at an average price and on a

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SECURITY FUNDS
PROSPECTUS
================================================================================

pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold. See the Funds' Statement of Additional Information for a more detailed description of trading and brokerage practices.

PERFORMANCE

     Each Fund may, from time to time, include quotations of its average annual total return and aggregate total return in advertisements or reports to stockholders or prospective investors.

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund). Such total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

     Quotations of aggregate total return will be calculated for any specified period by assuming a hypothetical investment in the Fund on the date of the commencement of the period and assuming that all dividends and distributions are reinvested when paid. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at total return. Total return calculated in this manner reflects actual performance over a stated period of time while average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return.

     In addition, quotations of aggregate total return may also be calculated for several consecutive one-year periods, expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year. The Funds may from time to time quote total return that does not reflect deduction of any applicable sales charge, which charges, if reflected, would reduce the total return quoted.

     Quotations of average annual total return or aggregate total return reflect only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Such quotations for the Funds will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its average annual total return and aggregate total return to current or prospective stockholders, each Fund also may compare these figures to the performance of other mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Each Fund will include performance data for both Class A and Class B shares of the Fund in any advertisement or report including performance data of the Fund.

     For a more detailed description of the methods used to calculate the average annual total return and aggregate total return of the Funds, see the Funds' Statement of Additional Information.

SHAREHOLDER SERVICES

ACCUMULATION PLAN

     An investor may choose to invest in one of the Funds through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan
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                                       28
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SECURITY FUNDS
PROSPECTUS
================================================================================

involves no obligation to make periodic investments, and is terminable at will.

     Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.

     Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for choosing to use Secur-O-Matic. An application for Secur-O-Matic may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

     Stockholders who wish to receive regular monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A stockholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current offering price of $5,000 or more are deposited with the Investment Manager, which will act as agent for the stockholder under the Program. Shares are liquidated at net asset value. The Program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or withdrawn from the account.

     A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10 percent of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10 percent of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 21. A Systematic Withdrawal form may be obtained from the Funds.

EXCHANGE PRIVILEGE

     Stockholders who own shares of the Funds may exchange those shares for shares of another of the Funds, Security Asset Allocation Fund, Security Income Fund, Security Tax-Exempt Fund, or Security Cash Fund at net asset value. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee is presently imposed on such an exchange. Class A and Class B shares of the Funds may be exchanged for Class A and Class B shares, respectively, of another fund or for shares of Security Cash Fund, a money market fund that offers a single class of shares. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after the
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SECURITY FUNDS
PROSPECTUS
================================================================================

exchanged shares were acquired. Exchanges are made upon receipt of a properly completed Exchange Authorization form. A current prospectus of the fund into which an exchange is made will be given to each stockholder exercising this privilege.

     To exchange shares by telephone, a stockholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day. A stockholder who authorizes telephone exchanges authorizes the Investment Manager to act upon the instructions of any person by telephone to exchange shares between any identically registered accounts with the Funds listed above. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number and the owner's tax identification number and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager nor the Distributor shall be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. The exchange privilege, including telephone exchanges, may be changed or discontinued at any time by either the Investment Manager or the Funds upon 60 days' notice to stockholders.

     In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and stockholders should make exchanges by writing to Security Distributors, Inc., 700 Harrison, Topeka, Kansas 66636-0001.

RETIREMENT PLANS

     The Funds have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Further information concerning these plans is contained in the Funds' Statement of Additional Information.

GENERAL INFORMATION

ORGANIZATION

     The Articles of Incorporation of each Fund provide for the issuance of an indefinite number of shares of common stock in one or more classes or series. Security Equity Fund has authorized capital stock of $.25 par value and currently issues its shares in four series, Equity Fund, Global Fund, Asset Allocation Fund and Social Awareness Fund. The shares of each series of Security Equity Fund represent a pro rata beneficial interest in that series' net assets and in the earnings and profits or losses derived from the investment of such assets. Growth and Income and Ultra Funds have not issued shares in any
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

additional series at the present time. Growth and Income and Ultra Funds have authorized capital stock of $1.00 par value and $.50 par value, respectively.

     Each of the Funds currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that
(i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class;
(iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Funds. Shares may be exchanged as described above under "Exchange Privilege," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

     On certain matters, such as the election of directors, all shares of the series of Security Equity Fund vote together, with each share having one vote. On other matters affecting a particular series, such as the investment advisory contract or the fundamental policies, only shares of that series are entitled to vote, and a majority vote of the shares of that series is required for approval of the proposal.

     The Funds do not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by vote cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of 10 percent of a Fund's outstanding shares.

     Although each Fund offers only its own shares, it is possible one Fund might become liable for any misstatement, inaccuracy, or incomplete disclosure in this prospectus relating to another of the Funds. The Funds' Board of Directors has considered this risk and has approved the use of a combined prospectus.

STOCKHOLDER INQUIRIES

     Stockholders who have questions concerning their account or wish to obtain additional information, may call the Funds (see back cover for address and telephone numbers), or contact their securities dealer.
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS                                                            APPENDIX A
================================================================================

APPENDIX A
CLASS A SHARES
REDUCED SALES CHARGES

     Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Funds alone or in combination with Class A shares of other Security Funds.

     For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention, the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION

     To reduce sales charges on purchases of Class A shares of a Fund, a Purchaser may combine all previous purchases of the Funds with a contemplated current purchase and receive the reduced applicable front-end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

     Rights of accumulation also apply to purchases representing a combination of the Class A shares of the Funds, and other Security Funds, except Security Cash Fund, in those states where shares of the fund being purchased are qualified for sale.

STATEMENT OF INTENTION

     A Purchaser may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Funds, and other Security Funds, except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent (5%) of the amount specified in the Statement of Intention will be held in escrow shares until the statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges.

     A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from the Funds.

REINSTATEMENT PRIVILEGE

     Stockholders who redeem their Class A shares of the Funds have a one-time privilege (1) to reinstate their accounts by purchasing Class A shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Security Funds, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a stockholder must provide written notice and a check in the amount of the reinvestment to the Fund within thirty days after the redemption request; the reinstatement will be made at the net asset value on the date received by the Fund.
--------------------------------------------------------------------------------

                       THIS PAGE LEFT BLANK INTENTIONALLY

                       THIS PAGE LEFT BLANK INTENTIONALLY

SECURITY FUNDS
APPLICATION

1. ACCOUNT REGISTRATION (THE OWNER(S) MUST COMPLETE SECTION 10 "CERTIFICATION AND SIGNATURE" TO ESTABLISH AN ACCOUNT.)

I hereby authorize the establishment of the account marked below and acknowledge receipt of the Fund's current prospectus. Check is enclosed for
$                   (minimum $100)  payable  to  SECURITY DISTRIBUTORS, INC.  as
 ------------------
an initial investment. I am of legal age in the state of my residence and wish to purchase shares of the Fund indicated below. By the execution of this application, the undersigned represents and warrants that the investor has full right, power and authority to make this investment and the undersigned is duly authorized to sign this application and to purchase or redeem shares of the Fund on behalf of the investor. No stock certificate is to be issued unless I so request. See the prospectus for information about an Accumulation Plan which allows a minimum investment of $100 and subsequent investments of $20.

-------------------------------------------------------------
Owner/Custodian/Trustee Name (Print)

-------------------------------------------------------------
Social Security Number                          Date of Birth

-------------------------------------------------------------
Joint Owner/Minor Name (Print) [ ] Check if UGMA/UTMA Account

-------------------------------------------------------------
Social Security Number                          Date of Birth


2. ADDRESS AND TELEPHONE NUMBER

------------------------------   -----------------------------------------------
Street Address                   Daytime Telephone
(for first individual)

------------------------------   Citizenship [ ] U.S.  [ ] Other
City, State, Zip Code                                           ----------------
                                                                Indicate Country

3. INITIAL INVESTMENT

CLASS OF SHARES (MUST SELECT ONE ONLY) ( ) A SHARES ( ) B SHARES (IF NO CLASS IS SELECTED, PURCHASE(S) WILL BE MADE OF A SHARES)

SECURITY EQUITY FUND           $           SECURITY LIMITED MATURITY BOND FUND  $
                                ------                                           ------
SECURITY GLOBAL FUND           $           SECURITY U.S. GOVERNMENT FUND        $
                                ------                                           ------
SECURITY ASSET ALLOCATION FUND $           SECURITY GLOBAL AGGRESSIVE BOND FUND $
                                ------                                           ------
SECURITY GROWTH & INCOME FUND  $           SECURITY HIGH YIELD FUND             $
                                ------                                           ------
SECURITY ULTRA FUND            $           SECURITY TAX-EXEMPT FUND             $
                                ------                                           ------
SECURITY CASH FUND             $           SECURITY SOCIAL AWARENESS FUND       $
                                ------                                           ------
SECURITY CORPORATE BOND FUND   $
                                ------

4. DIVIDEND OPTION (CHECK ONE ONLY)

(If no option is selected, distributions will be reinvested into the Fund that pays them.)

[ ] Reinvest all dividends and capital gains
[ ] Reinvest only capital gains and pay dividends in cash
[ ] Cash payment of dividends and capital gains
[ ] Invest dividends and capital gains into another Security Fund account
(must be same  class of  shares;  if new  account,  number  will be  assigned)
Fund Name                                      Account Number
          ------------------------------------                ------------------

[ ] Send distributions to third party below

Account No. (if applicable)
                            ----------------------------------------------------
Name
     ---------------------------------------------------------------------------
Address
        ------------------------------------------------------------------------

5. SYSTEMATIC WITHDRAWAL PROGRAM (FOR ACCOUNTS OF $5,000 OR MORE)

You are hereby authorized to send a check(s) beginning:
    Month                  Day [ ] 11th or [ ] 26th 19
          ----------------                            ----
    (if no date is selected withdrawal will be made on the 26th)

Payable: [ ] monthly [ ] quarterly [ ] semi-annually [ ] annually

Fund Name                               Fund Name
          -----------------------------           ------------------------------

Account No. (if known)                  Account No. (if known)
                       ----------------                          ---------------
(if 3 or more funds, please send written instructions)

Level Payment $         ($25 minimum)   Level Payment $         ($25 minimum)
               --------                                --------
Variable Payment based on fixed number  Variable Payment based on fixed number
of shares or a percentage of account    of shares or a percentage of account
value ($25 minimum)                     value ($25 minimum)
Number of shares:             or        Number of shares:             or
                  -----------                             -----------
Percentage of account value:            Percentage of account value:
                             ---------                               ---------

Note: For Class B shares, annual withdrawals in excess of 10% of value of account at time program is established may be subject to a contingent deferred sales charge.

Complete this section only if you want check payable and sent to another address (please print):

Name                              Signature(s) of all registered owners required
     ----------------------------

Address                           Individual Signature
        -------------------------                      -------------------------

City, State, Zip Code             Joint Owner Signature
                     ------------                       ------------------------

6. SECUR-O-MATIC[Registration Mark] BANK DRAFT PLAN

I wish to make investments directly from my checking account. (Please attach a voided check to this application.)

Fund Name                    Account Number (if known)         Amount  $
          ------------------                           -------          -------

Fund Name                    Account Number (if known)         Amount  $
          ------------------                           -------          -------

Date: [ ] 7th Day of Month [ ] 14th Day of Month [ ] 21st Day of Month
      [ ] 28th Day of Month
      (if no date is selected investment will be made on the 21st)

Mode: [] Monthly ($20 minimum) [] Bi-Monthly ($40 minimum)
      [] Quarterly ($50 minimum) [] Semiannually ($100 minimum)
      [] Annually ($200 minimum)

You should notify your bank that you are going to use this service to ensure they accept preauthorized electronic drafts.

                              (continued on back)

7. RIGHTS OF ACCUMULATION

I own shares in other Security Funds which may entitle this purchase to have a reduced sales charge under the provisions in the Fund Prospectus.

--------------------------------  ---------------------------  -----------------
Current Account Registration      Fund Name                    Account Number(s)

--------------------------------  ---------------------------  -----------------

--------------------------------  ---------------------------  -----------------

8. STATEMENT OF INTENTION

[ ] Please check here if you wish to receive a Statement of Intention. This form allows you to purchase shares at reduced sales charges if you plan to invest more than: (Please check one) [ ] $50,000 [ ] $100,000 [ ] $250,000 [ ] $500,000
[ ] $1,000,000 in installments during the next 13 months (36 months for purchases of $1 million or more). See the current prospectus for more information.

9. TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGE

If you would like to have telephone exchange and/or redemption privileges, please mark one or more of the boxes below:

   Yes, I want [ ] telephone exchange [ ] telephone redemption privileges.

By checking the applicable box(es) and signing this Application, you authorize the Investment Manager to honor any telephone request for the exchange and/or redemption of Fund shares (maximum telephone redemption is $10,000), subject to the terms of the Fund prospectus. The Investment Manager has established reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The procedures require that any person requesting a telephone redemption or exchange provide the account registration and number and owner's tax identification number and such request must be received on a recorded line. Neither the Fund, the Investment Manager nor the Underwriter will be liable for any loss, liability, cost or expense arising out of any telephone request, provided that the Investment
Manager complied with its procedures. Thus, a stockholder may bear the risk of loss from a fraudulent or unauthorized request.

10. CERTIFICATION AND SIGNATURE

                     TAX IDENTIFICATION NUMBER CERTIFICATION

UNDER PENALTIES OF PERJURY I CERTIFY THAT:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

The Internal  Revenue  Service does not require your consent to any provision of
this  document   other  than  the   certifications   required  to  avoid  backup
withholding.

--------------------------------------------------------------------------------
Signature of Owner                                      Date

--------------------------------------------------------------------------------
Signature of Joint Owner                                Date

In case of joint ownership, both must sign. If no form of ownership is indicated then it will be assumed the ownership is as "joint tenants, with right of survivorship" and not as "tenants in common."

CERTIFICATION INSTRUCTIONS - You must cross out item (2) to the left if you have been notified by IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

11. INVESTMENT DEALER

I (we) agree to act as dealer under this account in accordance with the provisions of the Dealer Agreement and appoint Security Distributors, Inc. to act as my (our) agent pursuant thereto. I (we) represent that the appropriate prospectus was delivered to the above indicated owner(s).

--------------------------------------------------------------------------------
Name of Firm (Print)

--------------------------------------------------------------------------------
Business Address

--------------------------------------------------------------------------------
City, State, Zip Code

--------------------------------------------------------------------------------
Signature of Authorized Dealer

-----------------------------------------------------   ------------------------
Representative's Name                                   Account Executive Number

--------------------------------------------------------------------------------
Business Address

--------------------------------------------------------------------------------
City, State, Zip Code

--------------------------------------------------------------------------------
Representative's Telephone Number

 SEND COMPLETED APPLICATION TO SECURITY DISTRIBUTORS, INC., 700 SW HARRISON ST.,
                              TOPEKA, KS 66636-0001
                           1-800-888-2461, EXT. 3127


                            Attach Voided Check Here
         (Check must be preprinted with the bank account registration)

[SDI LOGO}                                                          BULK RATE
                                                                   U.S. POSTAGE
700 SW Harrison St.                                                    PAID
Topeka, KS 66636-0001                                               TOPEKA, KS
(913) 295-3127                                                    PERMIT NO. 385

SECURITY GROWTH AND INCOME FUND
(formerly Security Investment Fund)

SECURITY EQUITY FUND
  Equity Series
  Global Series
  Asset Allocation Series
  Social Awareness Series

SECURITY ULTRA FUND




Statement of Additional Information
November 1, 1996
RELATING TO THE PROSPECTUS DATED NOVEMBER 1, 1996
(913) 295-3127
(800) 888-2461

INVESTMENT MANAGER

  Security Management Company, LLC

  700 SW Harrison Street
  Topeka, Kansas 66636-0001

UNDERWRITER
  Security Distributors, Inc.
  700 SW Harrison Street
  Topeka, Kansas 66636-0001

CUSTODIAN
  UMB Bank, N.A.
  928 Grand Avenue
  Kansas City, Missouri 64106

  The Chase Manhattan Bank, N.A.
  4 Chase MetroTech Center
  Brooklyn, New York 11245

INDEPENDENT AUDITORS
  Ernst & Young LLP
  One Kansas City Place
  1200 Main Street
  Kansas City, Missouri 64105-2143

Security Growth and Income Fund
(formerly Security Investment Fund)
Security Equity Fund
Security Ultra Fund

Members of The Security Benefit Group of Companies
700 SW Harrison, Topeka, Kansas 66636-0001

                                  Statement of
                             Additional Information

                                November 1, 1996
               (RELATING TO THE PROSPECTUS DATED NOVEMBER 1, 1996)

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated November 1, 1996. A Prospectus may be obtained by writing or calling Security Distributors, Inc., 700 SW Harrison Street, Topeka, Kansas 66636-0001, or by calling (913) 295-3127 or (800) 888-2461, ext. 3127.

                                TABLE OF CONTENTS

                                                                            Page

General Information.......................................................... 1
Investment Objective and Policies of the Funds............................... 2
  Security Growth and Income Fund............................................ 2
  Security Equity Fund....................................................... 3
    Equity Fund.............................................................. 4
    Global Fund.............................................................. 4
    Asset Allocation Fund.................................................... 6
    Social Awareness Fund.................................................... 8
  Security Ultra Fund........................................................ 9
Investment Methods and Risk Factors..........................................10
Investment Policy Limitations................................................22
  Security Growth and Income Fund's Fundamental Policies.....................22
  Security Equity Fund's Fundamental Policies................................23
  Security Ultra Fund's Fundamental Policies.................................24
Officers and Directors.......................................................25
Remuneration of Directors and Others.........................................27
How to Purchase Shares.......................................................28
  Alternative Purchase Options...............................................28
  Class A Shares.............................................................29
  Class B Shares.............................................................29
  Class B Distribution Plan..................................................30
  Calculation and Waiver of Contingent Deferred Sales Charges................31
  Arrangements With Broker-Dealers and Others................................31
  Purchases at Net Asset Value...............................................32
Accumulation Plan............................................................32
Systematic Withdrawal Program................................................33
Investment Management........................................................33
  Portfolio Management.......................................................36
  Code of Ethics.............................................................37
Distributor..................................................................37
Allocation of Portfolio Brokerage............................................38
How Net Asset Value is Determined............................................40
How to Redeem Shares.........................................................41
  Telephone Redemptions......................................................42
How to Exchange Shares.......................................................42
  Exchange by Telephone......................................................43
Dividends and Taxes..........................................................43
Organization.................................................................47
Legal Proceedings............................................................47
Custodian, Transfer Agent and Dividend-Paying Agent..........................48
Independent Auditors.........................................................48
Performance Information......................................................48
Retirement Plans.............................................................49
Individual Retirement Accounts (IRAs)........................................50
Pension and Profit-Sharing Plans.............................................50
403(b) Retirement Plans......................................................50
Simplified Employee Pension Plans (SEPPs)....................................51
Financial Statements.........................................................51
Appendix A...................................................................52
Appendix B...................................................................54

GENERAL INFORMATION

     Security Growth and Income Fund (formerly Security Investment Fund), Security Equity Fund and Security Ultra Fund were organized as Kansas corporations on February 2, 1944, November 27, 1961 and April 20, 1965, respectively. The name of Security Growth and Income Fund (formerly Security Investment Fund) was changed effective July 6, 1993. The Funds are registered with the Securities and Exchange Commission ("SEC") as investment companies. Such registration does not involve supervision by the SEC of the management or policies of the Funds. The Funds are open-end investment companies that, upon the demand of the investor, must redeem their shares and pay the investor the current net asset value thereof. (See "How to Redeem Shares," page 41.)

     Each of Security Growth and Income Fund ("Growth and Income Fund"), the Equity Series ("Equity Fund"), Global Series ("Global Fund"), Asset Allocation Series ("Asset Allocation Fund"), and Social Awareness Series ("Social Awareness Fund") of Security Equity Fund, and Security Ultra Fund ("Ultra Fund") (collectively, the "Funds") has its own investment objective and policies which are described below. While there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by its Board of Directors without the approval of stockholders. Each of the Funds is also required to operate within limitations imposed by its fundamental investment policies which may not be changed without stockholder approval. These limitations are set forth below under "Investment Policy Limitations," page 22. An investment in one of the Funds does not constitute a complete investment program.

     The value of the shares of each Fund fluctuates, reflecting fluctuations in the value of the portfolio securities and, to the extent it is invested in foreign securities, its net currency exposure. Each Fund may realize losses or gains when it sells portfolio securities and will earn income to the extent that it receives dividends or interest from its investments. (See "Dividends and Taxes," page 43.)

     The Funds' shares are sold to the public at net asset value, plus a sales commission which is allocated between the principal underwriter and dealers who sell the shares ("Class A Shares"), or at net asset value with a contingent deferred sales charge ("Class B Shares"). (See "How to Purchase Shares," page 28.)


     Professional investment advice is provided to each Fund by Security Management Company, LLC (the "Investment Manager"). The Investment Manager has appointed Lexington Management Corporation ("Lexington") to provide certain investment advisory services to Global Fund. The Investment Manager has arranged for Meridian Investment Management Corporation ("Meridian") to provide quantitative investment research, and Templeton/Franklin Investment Services, Inc. ("Templeton") to provide analytical research, to the Asset Allocation Fund.


     The Funds receive investment advisory, administrative, accounting, and transfer agency services from the Investment Manager for a fee. The fee for each Fund, except Global, Asset Allocation and Social Awareness Funds, on an annual basis, is 2% of the first $10 million of the average net assets, 1 1/2% of the next $20 million of the average net assets and 1% of the remaining average net assets of the respective Funds, determined daily and payable monthly. The fee paid by Global Fund, on an annual basis, is 2% of the first $70 million of the average net assets, and 1 1/2% of the remaining average net assets, determined daily and payable monthly.

     Separate fees are paid by Asset Allocation and Social Awareness Funds to the Investment Manager for investment advisory, administrative and transfer agency services. The investment advisory fee for both the Asset Allocation Fund and the Social Awareness Fund on an annual basis is equal to 1% of the average daily net assets of each Fund, calculated daily and payable monthly. The administrative fee for Asset Allocation Fund on an annual basis is equal to
 .045% of the average daily net assets of the Fund plus the greater of .10% of its average net assets or (i) $30,000 in the year ending April 29, 1996; (ii) $45,000 in the year ending April 29, 1997; or (iii) $60,000 thereafter. The administrative fee for Social Awareness Fund on an annual basis is equal to .09% of the average daily net assets of the Fund. The transfer agency fee for the Asset Allocation Fund and the Social Awareness Fund consists of an annual maintenance fee of $8.00 per account, and a transaction fee of $1.00 per transaction.

     The Investment Manager bears all expenses of the Funds (except Asset Allocation and Social Awareness Funds) except for its fees and the expenses of brokerage commissions, interest, taxes, Class B distribution fees, and extraordinary expenses approved by the Board of Directors of the Funds. The Asset Allocation and Social Awareness Funds pay all of their expenses not assumed by the Investment Manager or Security Distributors, Inc. (the "Distributor") as described under "Investment Management," page 33.

    The Investment Manager has agreed that the total annual expenses of any class or Series of a Fund (including the management fee and its other fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) will not exceed any expense limitation imposed by any state. See "Investment Management," page 33 for a discussion of the Investment Manager and the Investment Management and Services Agreements.

    Under Distribution Plans adopted with respect to the Class B shares of the Funds, pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund is authorized to pay the Distributor an annual fee of 1.00% of the average daily net assets of the Class B shares of the respective Funds to finance various distribution-related activities. (See "Class B Distribution Plan," page 30.)

INVESTMENT OBJECTIVE AND POLICIES OF THE FUNDS

SECURITY GROWTH AND INCOME FUND

     The investment objective of Growth and Income Fund is long-term growth of capital with a secondary emphasis on income. The value of Growth and Income Fund's shares will fluctuate with changes in the market value of the Fund's investments. The investment objective and policies of Growth and Income Fund may be altered by the Board of Directors without the approval of stockholders of the Fund. There can be no assurance that the stated investment objective will be achieved.

     The policy of Growth and Income Fund is to invest in a diversified portfolio which will ordinarily consist principally of common stocks (which may include ADRs), but may also include other securities when deemed advisable. Such other securities may include (i) securities convertible into common stocks; (ii) preferred stocks; (iii) debt securities issued by U.S. corporations; (iv) securities issued by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (v) securities issued by foreign governments, their agencies, and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; and (vi) higher yielding, high risk debt securities (commonly referred to as "junk bonds"). The Fund may also invest in warrants. However, such investment may not exceed 5% of its total assets valued at the lower of cost or market. Included in that amount, but not to exceed 2% of the value of the Fund's assets may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value. In the selection of securities for investment, the potential for appreciation and future dividends is given more weight than current dividends.

     Except when in a temporary defensive position, Growth and Income Fund will maintain at least 25% of its assets invested in securities selected for their capital growth potential, principally common stocks, and at least another 25% of its total assets invested in securities which provide income.

     With respect to Growth and Income Fund's investment in debt securities, there is no percentage limitation on the amount of the Fund's assets that may be invested in securities within any particular rating classification (see Appendix A for a more complete description of the corporate bond ratings), and the Fund may invest without limit in unrated securities. Growth and Income Fund may invest in securities rated Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's Corporation. Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by Standard & Poor's. Bonds rated Baa by Moody's or BBB by Standard & Poor's have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. In addition, the Fund may invest in higher yielding, longer-term debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). These include securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. However, the Investment Manager will not rely principally on the ratings assigned by the rating services. Because Growth and Income Fund may invest in lower rated securities and unrated securities of comparable quality, the achievement of the Fund's investment objective may be more dependent on the Investment Manager's own credit analysis than would be the case if investing in higher rated securities.

     As discussed above, Growth and Income Fund may invest in foreign debt securities that are denominated in U.S. dollars. Such foreign debt securities may include debt of foreign governments, including Brady Bonds, and debt of foreign corporations. The Fund expects to limit its investment in foreign debt securities, excluding Canadian securities, to not more than 15% of its total assets and its investment in debt securities of issuers in emerging markets, excluding Brady Bonds, to not more than 5% of its net assets. See the discussion of the risks associated with investing in foreign securities and, in particular, Brady Bonds and emerging markets under "Investment Methods and Risk Factors."

     Growth and Income Fund may purchase securities on a "when issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Fund may purchase securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 15% of its total assets will be invested in illiquid securities. From time to time, Growth and Income Fund may purchase government bonds or commercial notes for temporary defensive purposes. The Fund may also utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of when issued securities, Rule 144A securities, and repurchase agreements under "Investment Methods and Risk Factors."

     Growth and Income Fund's policy is to diversify its investments among various industries, but freedom of action is reserved (at times when deemed appropriate for the attainment of its investment objectives) to invest up to 25% of its assets in one industry. This is a fundamental policy of Growth and Income Fund which cannot be changed without stockholder approval.

     There is no restriction on Growth and Income Fund's portfolio turnover, but it is the Fund's practice to invest its funds for long-term growth and secondarily for income. The portfolio turnover rate of Class A shares for the fiscal years ended September 30, 1995, 1994 and 1993 was as follows: 1995 - 130%, 1994 - 163% and 1993 - 135%. The portfolio turnover rate of Class B shares of Growth and Income Fund for the fiscal year ended September 30, 1995 was 130%. The portfolio turnover rate of Class B shares for the period October 19, 1993 to September 30, 1994 was 178%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year. The Fund will not usually trade securities for short-term profits.

     SPECIAL RISKS OF HIGH YIELD INVESTING. Because Growth and Income Fund invests in the high yield, high risk debt securities (commonly referred to as "junk bonds") described above, its share price and yield are expected to fluctuate more than the share price and yield of a fund investing in higher quality, shorter-term securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because an advent of such events could lessen the ability of highly leveraged companies to make principal and interest payments on its debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability of Growth and Income Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

SECURITY EQUITY FUND

     Security Equity Fund currently issues its shares in four series--Equity Series ("Equity Fund"), Global Series ("Global Fund"), Asset Allocation Series ("Asset Allocation Fund") and Social Awareness Series ("Social Awareness Fund"). The assets of each Series are held separate from the assets of the other Series and each Series has an investment objective which differs from that of the other Series. The investment objective and policies of each Series are described below. There are risks inherent in the ownership of any security and there can be no assurance that such investment objective will be achieved.

     Although there is no present intention to do so, the investment objective of the Funds may be altered by the Board of Directors without the approval of stockholders of the Fund.

EQUITY FUND

     The investment objective of Equity Fund is to provide a medium for investment in equity securities to complement fixed-obligation types of investments. Emphasis will be placed upon selection of those securities which in the opinion of the Investment Manager offer basic value and have the most long-term capital growth potential. Income potential will be considered in selecting investments, to the extent doing so is consistent with Equity Fund's investment objective of long-term capital growth.

     Equity Fund ordinarily will have at least 90% of its total assets invested in a broadly diversified selection of common stocks (which may include ADRs) and of preferred stocks convertible into common stocks. However, the Fund reserves the right to invest temporarily in fixed income securities or in cash and money market instruments. Equity Fund may invest in certificates of deposit issued by banks or other bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses. Equity Fund's investment policy, with emphasis on investing in securities for potential capital enhancement possibilities, may involve a more rapid portfolio turnover than other investment companies.

     The portfolio turnover rate of Class A shares of Equity Fund for fiscal years ended September 30, 1995, 1994 and 1993 was as follows: 1995 - 95%, 1994 - 79% and 1993 - 95%. The portfolio turnover rate for Class B shares of Equity Fund for the fiscal year ended September 30, 1995 was 95%. The portfolio turnover rate of Class B shares for the period October 19, 1993 to September 30, 1994 was 80%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.

     It is not the policy of Equity Fund to purchase securities for trading purposes. Nevertheless, securities may be disposed of without regard to the length of time held if such sales are deemed advisable in order to meet the Fund's investment objective. Equity Fund does not intend to purchase restricted stock.

GLOBAL FUND

     The investment objective of Global Fund is to seek long-term growth of capital primarily through investment in securities of companies domiciled in foreign countries and the United States. Global Fund will seek to achieve its objective through investment in a diversified portfolio of securities which under normal circumstances will consist primarily of various types of common stocks and equivalents (the following constitute equivalents: convertible debt securities, warrants and options). The Fund may also invest in preferred stocks, bonds and other debt obligations, which include money market instruments of foreign and domestic companies and the U.S. Government and foreign governments, governmental agencies and international organizations. For a full description of the Fund's investment objective and policies, see the Prospectus.

     In seeking to achieve its investment objective, Global Fund may from time to time engage in the following investment practices:

     SETTLEMENT TRANSACTIONS. Global Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transactions. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging."

     To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

     Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.

     PORTFOLIO HEDGING. When, in the opinion of the Fund's Sub-Adviser, Lexington Management Corporation ("Lexington"), it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, Global Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. The Fund may also enter into forward currency exchange contracts to increase its exposure to a foreign currency that Lexington expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Lexington. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund intends to limit such transactions to not more than 70% of its total assets.

     FORWARD COMMITMENTS. Global Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, it may dispose of a commitment prior to settlement if Lexington deems it appropriate to do so.

     COVERED CALL OPTIONS. Global Fund may seek to preserve capital by writing covered call options on securities which it owns. Such an option on an underlying security would obligate the Fund to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until a stated expiration date of the option.

     REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which Global Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Although the Fund may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment policies and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States Government or its agencies or instrumentalities to meet anticipated redemptions or pending investment or reinvestment of Fund assets in portfolio securities. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government securities. Repurchase agreements will be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by Global Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund may enter into repurchase agreements only with
(a) securities dealers that have a total capitalization of at least $40,000,000 and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks that have at least $1,000,000,000 in assets and a net worth of at least $100,000,000 as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by the Fund with any broker shall not exceed 15% of the total assets of the Fund or $5,000,000, whichever is greater. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and other illiquid investments would exceed 10%. The operating expenses of Global Fund can be expected to be higher than those of an investment company investing exclusively in United States securities.

     RULE 144A SECURITIES. Global Fund may purchase securities that are restricted as to disposition under the federal securities laws, provided that such restricted securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's investment policy limitation that not more than 10% of its total assets will be invested in restricted securities. The Investment

Manager, under procedures adopted by the Board of Directors, will determine whether securities eligible for resale under Rule 144A are liquid or not.

     Portfolio turnover rates for Global Fund, Class A shares, for the fiscal year ended September 30, 1995 was 141%. The portfolio turnover rate of Class A shares for the period October 5, 1993 to September 30, 1994 was 73%. The portfolio turnover rate for Global Fund, Class B shares, for the fiscal year ended September 30, 1995 was 141%. The portfolio turnover rate of Class B shares for the period October 19, 1993 to September 30, 1994 was 73%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.

ASSET ALLOCATION FUND

     The investment objective of Asset Allocation Fund is to seek high total return, consisting of capital appreciation and current income. The Fund seeks this objective by following an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors. The Fund will invest in the following investment categories: equity securities of domestic and foreign issuers, including common stocks, ADRs, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including mortgage-related and other asset-backed securities; exchange-traded real estate investment trusts (REITs); equity securities of companies involved in the exploration, mining, development, production and distribution of gold ("gold stocks"); and domestic money market instruments. See "Investment Methods and Risk Factors" in the Prospectus for a discussion of the additional risks associated with investment in foreign securities, and see the discussion of the risks associated with investment in gold stocks and REITs below.

     Investment in gold stocks presents risks, because the prices of gold have fluctuated substantially over short periods of time. Prices may be affected by unpredictable monetary and political policies, such as currency devaluations or revaluations, economic and social conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The unstable political and social conditions in South Africa and unsettled political conditions prevailing in neighboring countries may have disruptive effects on the market prices of securities of South African companies.

     Asset Allocation Fund may invest in real estate investment trusts ("REITs"). A REIT is a trust that invests in a diversified portfolio of real estate holdings. Investment in REITs involves certain special risks. Equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code and to maintain an exemption under the Investment Company Act of 1940. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

     The Fund is not required to maintain a portion of its assets in each of the permitted investment categories. The Fund, however, will maintain under normal circumstances a minimum of 35% of its total assets in equity securities and 10% in debt securities. The Fund will not invest more than 55% of its total assets in money market instruments (except for temporary defensive purposes), more than 80% of its total assets in foreign securities, nor more than 20% of its total assets in gold stocks. The Fund will not invest 25% or more of its assets in the securities of any single country other than the United States.

     The Investment Manager receives quantitative investment research from Meridian Investment Management Corporation ("Meridian"), which research the Investment Manager uses in strategically allocating the Fund's assets among the investment categories identified above, primarily on the basis of a quantitative asset allocation model. With respect to equity securities, the model analyzes a large number of equity securities based on the following factors: current earnings, earnings history, long-term earnings projections, current price, and risk. The Investment Manager then determines (based on the results of Meridian's analysis) which sectors within an identified investment category are deemed to be the most attractive relative to other sectors. For example, the model may indicate that a portion of the Fund's assets should be invested in the domestic equity category of the market and within this category that pharmaceutical stocks represent a sector with an attractive total return potential. Although the Investment Manager anticipates relying on much of the research provided by Meridian, the Investment

Manager has ultimate responsibility for the selection of the investment categories and the sectors within those categories.

     The Investment Manager identifies sectors of the domestic and international economy (based on the research provided by Meridian) in which the Fund will invest and then determines which equity securities to purchase within the identified sectors. The Investment Manager may utilize certain analytical research provided by Templeton/Franklin Investment Services, Inc. ("Templeton") in selecting equity securities, including gold stocks, for Asset Allocation Fund. Templeton analyzes and monitors analytical research provided by third parties and makes recommendations regarding equity securities in the identified sectors based on such research. The Investment Manager has ultimate responsibility for all buy and sell decisions of Asset Allocation Fund and may determine not to use analytical research provided by Templeton.

     With respect to the selection of debt securities for the Fund, the asset allocation model provided by Meridian analyzes the prices of commodities and finished goods to arrive at an interest rate projection. The Investment Manager will determine the portion of the portfolio to allocate to debt securities and the duration of those securities based on the model's interest rate projections. Gold stocks and REITs will be analyzed in a manner similar to that used for equity securities. Money market instruments will be analyzed based on current returns and the current yield curve. The asset allocation model and stock selection techniques used by the Fund may evolve over time or be replaced by other asset allocation models and/or stock selection techniques. There is no assurance that the model will correctly predict market trends or enable the Fund to achieve its investment objective.

     The debt securities, including convertible securities, in which the Fund may invest will, at the time of investment, consist of "investment grade" bonds, which are bonds rated BBB or better by S&P or Baa or better by Moody's or that are unrated by S&P and Moody's but considered by the Investment Manager to be of equivalent credit quality. If the Fund holds a security whose rating drops below Baa or BBB, the Investment Manager will reevaluate the credit risk of the security in light of then current market conditions and determine whether to retain or dispose of the security. The Fund will not retain securities rated below Baa or BBB in an amount that exceeds 5% of its net assets Securities rated BBB by S&P or Baa by Moody's have speculative characteristics as described in Appendix A.

     Asset Allocation Fund may invest in investment grade mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund will not invest in an MBS if, as a result of such investment, 25% or more of its total assets would be invested in MBSs, including CMOs and mortgage pass-through securities. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors" - "Mortgage-Backed Securities" in the Prospectus.

     The Fund may invest up to 10%, at the time of investment, of its total assets in restricted securities, that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. See "Investment Methods and Risk Factors" in the Prospectus for a discussion of restricted securities.

     The Fund may write covered call options and purchase put options on securities, financial indices and foreign currencies and may enter into futures contracts. The Fund may buy and sell futures contracts (and options on such contracts) to manage exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. It is the Fund's operating policy that initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the Fund's net assets. The total market value of securities against which the Fund has written call options may not exceed 25% of its total assets. The Fund will not commit more than 5% of its total assets to premiums when purchasing put options. Futures contracts and options may not always be successful hedges and their prices can be highly volatile. Using futures contracts and options could lower the Fund's total return and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts. Futures contracts and options and the risks associated with such derivative securities are described in further detail under "Investment Methods and Risk Factors" below.

     The Fund may not purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, or equity securities of issuers which are not readily marketable if, at the time of investment, its aggregate investment in such securities would exceed 5% of its total assets.

     The Fund's investment in warrants may not exceed 5% of the value of the Fund's net assets. Included in that amount, but not to exceed 2.0% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities are deemed to be without value.

     The portfolio turnover rate for Asset Allocation Fund, Class A shares, for the period June 1, 1995 to September 30, 1995 was 43%. The portfolio turnover rate for Asset Allocation Fund, Class B shares, for the period June 1, 1995 to September 30, 1995 was 43%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.

SOCIAL AWARENESS FUND

     The investment objective of Social Awareness Fund is to seek capital appreciation by investing in various types of securities which meet certain social criteria established for the Fund. Social Awareness Fund will invest in a diversified portfolio of common stocks (which may include ADRs), convertible securities, preferred stocks and debt securities. See "Investment Methods and Risk Factors" - "American Depositary Receipts." From time to time, the Fund may purchase government bonds or commercial notes on a temporary basis for defensive purposes.

     Securities selected for their appreciation possibilities will be primarily common stocks or other securities having the investment characteristics of common stocks, such as securities convertible into common stocks. Securities will be selected on the basis of their appreciation and growth potential. Securities considered to have capital appreciation and growth potential will often include securities of smaller and less mature companies. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on smaller securities exchanges. As a result, the securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic changes in value than securities of larger, more established companies. The Fund may also invest in larger companies where opportunities for above-average capital appreciation appear favorable and the Fund's social criteria are satisfied.


     The Social Awareness Fund may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio or as an efficient means of adjusting its exposure to the stock market. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's net assets. The Fund may also write call and put options on a covered basis and purchase put and call options on securities and financial indices. The aggregate market value of the Fund's portfolio securities covering call or put options will not exceed 25% of the Fund's net assets. See the discussion of options and futures contracts under "Investment Methods and Risk Factors." Under normal circumstances, the Social Awareness Fund will invest all of its assets in issuers that meet its social criteria as set forth below and that offer investment potential. Because of the limitations on investment imposed by the social criteria, the availability of investment opportunities for the Fund may be limited as compared to those of similar funds which do not impose such restrictions on investment.


     The Social Awareness Fund will not invest in securities of companies that engage in the production of nuclear energy, alcoholic beverages or tobacco products.

     In addition, the Fund will not invest in securities of companies that significantly engage in: (1) the manufacture of weapon systems; (2) practices that, on balance, have a detrimental effect on the environment; or (3) the gambling industry. The Fund will monitor the activities identified above to determine whether they are significant to an issuer's business. Significance may be determined on the basis of the percentage of revenue generated by, or the size of operations attributable to, such activities. The Fund may invest in an issuer that engages in the activities set forth above, in a degree that is not deemed significant by the Investment Manager. In addition, the Fund will seek out companies that have contributed substantially to the communities in which they operate, have a positive record on employment relations, have made substantial progress in the promotion of women and minorities or in the implementation of benefit policies that support working parents, or have taken notably positive steps in addressing environmental challenges.

     The Investment Manager will evaluate an issuer's activities to determine whether it engages in any practices prohibited by the Fund's social criteria. In addition to its own research with respect to an issuer's activities, the Investment Manager will also rely on other organizations that publish information for investors concerning the social policy implications of corporate activities. The Investment Manager may rely upon information provided by advisory firms that provide social research on U.S. corporations, such as Kinder, Lydenberg & Domini & Co., Inc.

and Franklin Insight, Inc. Investment selection on the basis of social attributes is a relatively new practice and the sources for this type of information are not well established. The Investment Manager will continue to identify and monitor sources of such information to screen issuers which do not meet the social investment restrictions of the Fund.

     If after purchase of an issuer's securities by Social Awareness Fund, it is determined that such securities do not comply with the Fund's social criteria, the securities will be eliminated from the Fund's portfolio within a reasonable time. This requirement may cause the Fund to dispose of a security at a time when it may be disadvantageous to do so.

SECURITY ULTRA FUND

     The investment objective of Ultra Fund is to seek capital appreciation. Investment securities will be selected on the basis of their appreciation possibilities. Current income will not be a factor in selecting investments and any such income should be considered incidental.

     There can be no assurance that the investment objective of Ultra Fund will be achieved. Nevertheless, Ultra Fund hopes, by careful selection of individual securities and by supervision of the investment portfolio, to increase the value of the Fund's shares.

     Stocks considered to have growth potential will include securities of newer, unseasoned companies and may involve greater risks than investments in companies with demonstrated earning power. At times Ultra Fund may invest in warrants to purchase (or securities convertible into) common stocks or in other classes of securities which the Investment Manager believes will contribute to the attainment of its investment objective. Securities other than common stock may be held, but Ultra Fund will not normally invest in fixed income securities except for defensive purposes or to employ uncommitted cash balances. Ultra Fund expects that it may invest in certificates of deposit issued by banks or other bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses. Ultra Fund will not concentrate its investments in a particular industry or group of industries. As a matter of operating policy, Ultra Fund may not invest in illiquid securities in excess of 15% of its total assets.


     The Fund may enter into futures contracts to hedge all or a portion of its portfolio, or as an efficient means of adjusting its exposure to the stock market. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's net asset value. Futures contracts and the risks associated with such instruments are described in further detail under "Investment Methods and Risk Factors" below.


     In seeking capital appreciation, Ultra Fund expects to trade to a substantial degree in securities for the short term. That is, Ultra Fund will be engaged essentially in trading operations based on short term market considerations, as distinct from long-term investments, based upon fundamental evaluation of securities. Investments for long-term profits are made when such action is considered to be sound and helpful to Ultra Fund's overall objective. This investment policy is very speculative and involves substantial risk. An investor should not consider a purchase of Ultra Fund's shares as equivalent to a complete investment program. Ultra Fund does not presently purchase letter or restricted stock.

     Since Ultra Fund will trade securities for the short term, the annual portfolio turnover rate generally may be expected to be greater than 100%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in Ultra Fund were replaced within a period of one year. A 100% turnover rate is substantially greater than that of most mutual funds. The portfolio turnover rate of Class A shares of Ultra Fund for the fiscal years ended September 30, 1995, 1994 and 1993 was as follows: 1995 - 180%, 1994 - 111% and 1993 - 101%. The portfolio turnover rate of Class B shares of Ultra Fund for the fiscal year ended September 30, 1995 was 180%. The portfolio turnover rate of Class B shares for the period October 19, 1993 to December 30, 1994 was 110%.

     Short-term investments increase portfolio turnover and brokerage costs to Ultra Fund and thus to its stockholders. Moreover, to the extent short-term transactions result in the realization of net gains in securities held less than one year, Ultra Fund's stockholders will be taxed on any such gains at ordinary income tax rates.

     Ultra Fund will not make short sales of securities unless at the time of such sales it owns or has the right to acquire, as a result of the ownership of convertible or exchangeable securities and without the payment of further consideration, an equal amount of such securities, and it will retain such securities so long as it is in a short position as to them. Should such securities be sold short, the underlying security will be valued at the asked price. Such short sales will be used by Ultra Fund only for the purpose of deferring recognition of gain or loss for federal income tax purposes.

     The foregoing investment objective and policies of Ultra Fund may be altered by the Board of Directors without the approval of stockholders.

INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the "Investment Objectives and Policies" and "Investment Methods and Risk Factors" sections of the applicable Prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.

     REPURCHASE AGREEMENTS. Each of the Funds may utilize repurchase agreements on an overnight basis (or with maturities of up to seven days in the case of Global Fund) wherein the Fund acquires a debt instrument for the short period, subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The Funds will enter into repurchase agreements only with (i) banks which are members of the Federal Reserve System, or (ii) securities dealers (if permitted to do so under the Investment Company Act of 1940) who are members of a national securities exchange or market makers in government securities--in either case, only where the debt instrument subject to the repurchase agreement is a U.S. Treasury or agency obligation. Such repurchase agreements may subject the Funds to the risks that (i) they may not be able to liquidate the securities immediately upon the insolvency of the other party, or (ii) that amounts received in closing out a repurchase transaction might be deemed voidable preferences upon the bankruptcy of the other party. In the opinion of the Investment Manager, such risks are not material.

     WHEN ISSUED AND FORWARD COMMITMENT SECURITIES. Purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Fund may dispose of a commitment prior to settlement if the Investment Manager deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when issued or forward commitment basis, a segregated account consisting of cash or high grade, liquid debt securities equal to the value of the when issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

     AMERICAN DEPOSITARY RECEIPTS. Each of the Funds may purchase American Depositary Receipts ("ADRs") which are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. Although the Funds intend to invest only in nations which are considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization or confiscatory taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), political or social instability or diplomatic developments which could affect investment in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments may be subject to taxation abroad. In addition, the foreign securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

     FOREIGN INVESTMENT RISKS. Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. A Fund's income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

     BRADY BONDS. Growth and Income Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds recently have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Jordan, Mexico, Nigeria, The Philippines, Uruguay, Venezuela, Ecuador and Poland, and are expected to be issued by other emerging market countries. Approximately $150 billion in principal amount of Brady Bonds has been issued to date, the largest proportion having been issued by Mexico and Venezuela. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

     Growth and Income Fund may invest in collateralized Brady Bonds denominated in U.S. dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

     EMERGING COUNTRIES. Growth and Income Fund may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and

(v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

     POLITICAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, Growth and Income Fund could lose its entire investment in any such country.

     An investment in the Fund is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

     Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by Growth and Income Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

     RELIGIOUS AND ETHNIC INSTABILITY. Certain countries in which Growth and Income Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries.

     FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as Growth and Income Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

     NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Such securities held by Growth and Income Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of such securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager will take appropriate steps to evaluate the proposed investment, which may include interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

     ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of Growth and Income Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager will consider such difficulties when determining the allocation of the Fund's assets.

     NON-U.S. WITHHOLDING TAXES. The Fund's investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing Growth and Income Fund's investment income and gains.

PUT AND CALL OPTIONS:

     WRITING (SELLING) COVERED CALL OPTIONS. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold.

     Certain Funds may write (sell) "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the opinion of the Investment Manager or relevant Sub-Adviser, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

     The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies. In order to comply with the requirements of several states, the Fund will not write a covered call option if, as a result, the aggregate market value of all Fund securities or currencies covering call or put options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of their application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

     Fund securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency.

     Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

     The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Investment Manager or relevant Sub-Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

     The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

     WRITING (SELLING) COVERED PUT OPTIONS. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. Certain Funds may write American or European style covered put options and purchase options to close out options previously written by the Fund.

     Certain Funds may write put options on a covered basis, which means that the Fund would either (i) maintain in a segregated account cash, cash equivalents, U.S. Government securities or other high grade, liquid debt obligations in an amount not less than the exercise price at all times while the put option is outstanding; (ii) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option; or (iii) purchase an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Investment Manager wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies. In order to comply with the requirements of several states, the Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of their application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Fund will offset against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies.

     PREMIUM RECEIVED FROM WRITING CALL OPTIONS. A Fund will receive a premium from writing a call option, which increases such Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

     CLOSING TRANSACTIONS. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Fund.

     Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

     PURCHASING CALL OPTIONS. Certain Funds may purchase American or European call options. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return.

     Call options may also be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     To the extent required by the laws of certain states, the Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Fund obtain a waiver of their application, the Fund may commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

     PURCHASING PUT OPTIONS. Certain Funds may purchase put options. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

     A Fund may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

     DEALER OPTIONS. Certain Funds may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

     The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

     CERTAIN RISK FACTORS IN WRITING CALL OPTIONS AND IN PURCHASING CALL AND PUT
OPTIONS: During the option period, a Fund, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Fund may lose the premium it paid plus transaction costs. If the Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

     An option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Fund, can close out its position by effecting a closing transaction. If the Fund is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, the Fund may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions.

     Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

     OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     RISK FACTORS IN OPTIONS ON INDICES. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Fund will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon the ability of the Investment Manager or relevant Sub-Adviser to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

     Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

     Price movements in Fund securities will not correlate perfectly with movements in the level of the index and therefore, a Fund bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Fund's securities does not. If this occurred, a Fund would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

     Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Fund will be required to liquidate securities in order to satisfy the exercise.

     When a Fund has written a call on an index, there is also the risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities. As with options on securities, the Investment Manager or relevant Sub-Adviser will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

     If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

     TRADING IN FUTURES. Certain Funds may enter into futures contracts, including stock index, interest rate and currency futures ("futures" or "futures contracts"). A futures contract provides for the future sale by one party and purchase by another party of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

     An example of a stock index futures contract follows. The Standard & Poor's 500 Stock Index ("S&P 500 Index") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stock making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

     Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, cash equivalents, U.S. Government securities or other high grade, liquid debt obligations known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

     Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the Fund's open position in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract.

     If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

     These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

     Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

     Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Commissions on financial futures contracts and related options transactions may be higher than those which would apply to purchases and sales of securities directly. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other mutual funds or series of mutual funds for which the Investment Manager or relevant Sub-Adviser serves as adviser or sub-adviser, respectively. Such aggregated orders would be allocated among the Fund and such other mutual funds or series of mutual funds in a fair and non-discriminatory manner.

     A  public  market  exists  in  interest  rate  futures  contracts  covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated futures contracts. A public market exists in futures contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

     Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for the Investment Manager or relevant Sub-Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contacts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Fund may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contracts with respect to indexes or subindexes whose movements will have a significant correlation with movements in the prices of the Fund's securities.

     Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

     The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

     CERTAIN RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. There are special risks involved in futures transactions.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract cash, cash equivalents, U.S. Government securities or other high grade, liquid debt securities equal in value to the current value of the underlying instrument less the margin deposit.

     LIQUIDITY. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

     Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. For example, stock index futures contracts can currently be purchased or sold with respect to the S&P 500 Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Stock Index on the New York Futures Exchange and the Value Line Composite Stock Index on the Kansas City Board of Trade.

Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, the Fund would continue to hold securities subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the securities, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures and movements in the prices of the underlying instruments which are the subject of the hedge. The Investment Manager will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

     Successful use of futures contracts by the Fund for hedging purposes is also subject to the Investment Manager's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Investment Manager believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it had hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

     In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close future contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Investment Manager might not result in a successful hedging transaction over a very short time period.

     CERTAIN RISKS OF OPTIONS ON FUTURES CONTRACTS. The Fund may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     REGULATORY LIMITATIONS. The Funds will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

     The Funds may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Funds after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


     To the extent necessary to comply with applicable regulations, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash, cash equivalents, U.S. Government securities or other high grade, liquid debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover the position, or alternative cover will be employed.


     In addition, CFTC regulations may impose limitations on the Funds' ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Funds would comply with such new restrictions.

INVESTMENT POLICY LIMITATIONS

     Each of the Funds operates within certain fundamental investment policy limitations which may not be changed without the approval of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Investments bound by the following limitations are adhered to at the time of investment, but later increases or decreases in percentages resulting from change in value or net assets will not result in violation of such limitations.

SECURITY GROWTH AND INCOME FUND'S FUNDAMENTAL POLICIES

     Growth and Income Fund's fundamental investment policy limitations are:

 1. Not to invest more than 5% of its total assets in the securities of any one issuer.

 2. Not to purchase more than 10% of the outstanding voting securities of any one issuer.

 3. Not to purchase securities for the purpose of exercising control over the issuers thereof.

 4.  Not to act as an underwriter, either directly or indirectly.

 5. Not to borrow money or securities for any purpose except to the extent that borrowing up to 5% of the Fund's total assets is permitted for emergency purposes, provided such borrowing is made on a temporary basis from commercial banks and is not used for investment purposes.

 6. Not to lend money or securities to any person, corporation, securities dealer, or bank, other than the purchase of publicly distributed debt securities which are not considered loans, or by entry into repurchase agreements.

 7.  Not to buy securities on margin or effect short sales of securities.

 8. Not to mortgage, pledge or hypothecate any securities or funds of the Fund other than as might become necessary to furnish bond to governmental agencies required for the conduct of the business of the Fund.

 9. Not to purchase any security other than securities listed on a national securities exchange registered under the Securities Exchange Act of 1934, or actively traded over-the-counter.

10. Not to invest in companies having a record of less than three years' continuous operation, which may include the operations of predecessor companies.

11. Not to invest in the securities of an issuer if the officers and directors of the Fund, Underwriter or Manager own more than 1/2 of 1% of such securities, or if all such persons together own more than 5% of such securities.

12. Not to invest in the securities of other investment companies except in the open market at ordinary broker's commissions.

13. Not to allow officers or directors of the Fund, Underwriter or Manager to purchase shares of the Fund except for investment at current net asset value.

14.  Not to own, buy or sell real estate, commodities or commodity contracts.

15. Not to invest in puts, calls, straddles, spreads or any combination thereof.

16. Not to invest in limited partnerships or similar interests in oil, gas, mineral leases, and other mineral exploration development programs; provided, however, that the Fund may invest in the securities of other corporations whose activities include such exploration and development.

     Although Fundamental Policy 16 is intended to apply only to certain oil, gas and other mineral exploration development programs and not to securities traded on national securities exchanges, the Board of Directors reviewed and considered in 1986 the scope of this limitation. Prior to that time, the Fund had made an investment, which incurred a loss, in an oil and gas company which was organized as a limited partnership with its securities traded on the New York Stock Exchange. The directors concluded that the limitation was not intended to apply to such investments, but in order to avoid possible future questions regarding the permissibility of such investments, have determined that Growth and Income Fund will not purchase limited partnership securities of any type in the future. The Fund does not interpret Fundamental Policy 7 or 14 as prohibiting transactions in financial futures contracts.

SECURITY EQUITY FUND'S FUNDAMENTAL POLICIES

     Security Equity Fund's fundamental policy limitations, which are applicable to each of Equity Fund, Global Fund, Asset Allocation Fund and Social Awareness Fund, are:

 1. Not to invest more than 5% of its total assets in the securities of any one issuer; provided, however, that for Asset Allocation Fund and Social Awareness Fund this limitation applies only with respect to 75% of its total assets.

 2. Not to purchase more than 10% of the outstanding voting securities of any one issuer; provided, however, that for Asset Allocation Fund and Social Awareness Fund this limitation applies only with respect to 75% of its total assets.

 3. Not to purchase securities for the purpose of exercising control over the issuers thereof.

 4. Not to underwrite securities of other issuers, provided that this policy shall not be construed to prevent or limit in any manner the right of the Fund to purchase securities for investment purposes.

 5. With respect to Equity Fund and Global Fund, not to borrow money or securities for any purpose except to the extent that borrowing up to 10% of the Fund's total assets is permitted for emergency purposes on a temporary basis from banks and will not be made for investment purposes. Asset Allocation Fund and Social Awareness Fund may borrow up to 33 1/3% of total assets and may borrow for emergency, temporary or investment purposes from a variety of sources, including banks. Each of the Funds may also obtain such short-term credits as are necessary for the clearance of portfolio transactions.

 6. Not to make loans to other persons other than the purchase of publicly distributed debt securities which are not considered loans, or by entry into repurchase agreements; provided, however, that this investment limitation does not apply to Asset Allocation Fund and Social Awareness Fund.

 7. Not to buy securities on margin or effect short sales of securities; provided, however, that Asset Allocation Fund and Social Awareness Fund may make margin deposits in connection with transactions in options, futures, and options on futures.

 8. Not to issue senior securities; provided, however, that Asset Allocation Fund and Social Awareness Fund may issue senior securities in compliance with the Investment Company Act of 1940.

 9. Not to invest in the securities of other investment companies; provided, however, that this investment limitation does not apply to Asset Allocation Fund and Social Awareness Fund which may invest in the securities of other investment companies. (Asset Allocation Fund and Social Awareness Fund do not presently intend to invest in the securities of other investment companies.)

10. Not to invest in companies having a record of less than three years' continuous operation, which may include the operations of predecessor companies; provided, however, that this investment limitation does not apply to Asset Allocation Fund and Social Awareness Fund.

11. Not to invest in the securities of an issuer if the officers and directors of the Fund, the Underwriter or Investment Manager own more than 1/2 of 1% of such securities, or if all such persons together own more than 5% of such securities.

12. Not to allow officers or directors of the Fund, the Underwriter or Investment Manager to purchase shares of the Fund except for investment at current net asset value.

13. Not to invest 25% or more of the Fund's total assets in a particular industry.

14. Not to own, buy or sell real estate, commodities or commodity contracts; provided, however, that Asset Allocation Fund and Social Awareness Fund may enter into forward currency contracts and forward commitments, and transactions in futures, options, and options on futures. (This policy shall not prevent any of the Funds from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

15. Not to invest in warrants unless acquired as a unit or attached to other securities; provided, however, that this investment limitation does not apply to Asset Allocation Fund and Social Awareness Fund.

16. Not to invest more than 10% of its total assets in restricted securities; provided, however, that this investment limitation does not apply to Asset Allocation Fund and Social Awareness Fund which may invest in restricted securities. (Restricted securities are those securities for which an active and substantial market does not exist at the time of purchase or upon subsequent valuation, or for which there are legal or contractual restrictions as to disposition.)

17. Not to invest more than 2% of its total assets in puts, calls, straddles, spreads, or any combination thereof; provided, however, that this investment limitation does not apply to Asset Allocation Fund and Social Awareness Fund which may invest in such instruments. (With respect to Equity Fund and Global Fund, there is no present intention to invest any of the Fund's assets in puts, calls, straddles, spreads, or any combination thereof.)

18. Not to invest in limited partnerships or similar interests in oil, gas, mineral leases or other mineral exploration development programs; provided, however, that the Funds may invest in the securities of other corporations whose activities include such exploration and development.

     The Fund interprets Fundamental Policy 14 to prohibit the purchase of real estate limited partnerships. The Fund does not interpret Fundamental Policy 7 or 14 as prohibiting transactions in options, financial futures contracts or options on financial futures contracts; however, with respect to Equity and Global Funds, transactions in options and options on financial futures contracts are subject to the limits set forth in Fundamental Policy 17.

SECURITY ULTRA FUND'S FUNDAMENTAL POLICIES

     Ultra Fund's fundamental policy limitations are:

 1. Not to invest more than 5% of its total assets in the securities of any one issuer (other than the United States of America).

 2. Not to purchase more than 10% of the outstanding voting securities (or of any class of outstanding securities) of any one issuer.

 3. Not to purchase securities for the purpose of exercising control over the issuers thereof.

 4.  Not to underwrite securities of other issuers.

 5.  Not to purchase restricted securities.

 6.  Not to pledge any portion of its assets.

 7. Not to make loans to other persons other than the purchase of publicly distributed debt securities which are not considered loans, or by entry into repurchase agreements.

 8. Not to buy securities on margin but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

 9. Not to issue senior securities, except that it may borrow money from banks for temporary or emergency purposes in an amount up to 5% of the Fund's total assets, provided that the Fund will not purchase portfolio securities at any time it has outstanding borrowings.

10.  Not to invest in the securities of other investment companies.

11. Not to make short sales of securities unless at the time it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities, it has the right to obtain through the conversion or exchange of such other securities an equal amount of securities sold short.

12. Not to invest more than 25% of the Fund's total assets in a particular industry.

13.  Not to own, buy or sell real estate, commodities or commodity contracts.

14. Not to invest more than 5% of the value of the Fund's net assets in warrants, valued at the lower of cost or market. Included within that amount (but not to exceed 2% of the value of the Fund's net assets) may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

15. Not to invest more than 5% of its total assets in any issuer or issuers having a record of less than three years continuous operation, which may include the operations of predecessor companies.

16. Not to invest in puts, calls, straddles, spreads, or any combination thereof.

17. Not to invest in limited partnerships or similar interests in oil, gas, mineral leases, and other mineral exploration or development programs; provided, however, that the Fund may invest in the securities of other corporations whose activities include such exploration and development.

     The Fund does not interpret Fundamental Policy 8 or 13 as prohibiting transactions in financial futures contracts.

OFFICERS AND DIRECTORS

     The officers and directors of the Funds and their principal occupations for at least the last five years are as follows. Unless otherwise noted, the address of each officer and director is 700 Harrison Street, Topeka, Kansas 66636-0001.

------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS                PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------

JOHN D. CLELAND,* President and Director                       Senior Vice President and Managing Member Representative,
                                                               Security Management Company, LLC; Senior Vice President,
                                                               Security Benefit Group, Inc. and Security Benefit Life
                                                               Insurance Company.


WILLIS A. ANTON, JR., Director                                 Partner, Classic Awning & Design.  Prior to October 1991,
3616 Yorkway                                                   President, Classic Awning & Design.
Topeka, Kansas 66604

DONALD A. CHUBB, JR.,** Director                               President, Neon Tube Light, Inc.
605 SE 8th Street
Topeka, Kansas 66607

DONALD L. HARDESTY, Director                                   President, Central Research Corporation
900 Bank IV Tower
Topeka, Kansas 66603
------------------------------------------------------------------------------------------------------------------------------------

                                       25

------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS                PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------

PENNY A. LUMPKIN,** Director                                   Vice President, Palmer News,  Inc.  Prior to October 1991,  Secretary
3616 Canterbury Town Road                                      and Director, Palmer Companies, Inc. (Wholesale Periodicals)
Topeka, Kansas 66610

MARK L. MORRIS, JR.,** Director                                President, Mark Morris Associates (Veterinary Research and Education)
5500 SW 7th Street
Topeka, Kansas 66606


JEFFREY B. PANTAGES,* Director                                 Prior to June 1996, President, Chief Investment Officer and
1266 South Street                                              Director, Security Management Company; Senior Vice
Needham, MA 02192                                              President, Security Benefit Group, Inc. and Security
                                                               Benefit Life Insurance Company.  Prior to April 1992,
                                                               Managing Director, Prudential Life.


HUGH L. THOMPSON, Director                                     President, Washburn University.
1700 College
Topeka, KS 66621


JAMES R. SCHMANK, Vice President and Treasurer                 President (Interim), Treasurer, Chief Fiscal Officer and
                                                               Managing Member Representative, Security Management
                                                               Company, LLC; Vice President and Interim Chief Investment
                                                               Officer, Security Benefit Group, Inc. and Security Benefit
                                                               Life Insurance Company.

MARK E. YOUNG, Vice President                                  Vice President - Operations, Security Management
                                                               Company, LLC; Assistant Vice President, Security Benefit
                                                               Group, Inc. and Security Benefit Life Insurance Company.

JANE A. TEDDER, Vice President                                 Vice President and Senior Portfolio Manager, Security
(Equity Fund only)                                             Management Company, LLC; Vice President, Security Benefit
                                                               Group, Inc. and Security Benefit Life Insurance Company.

TERRY A. MILBERGER, Vice President                             Vice President and Senior Portfolio Manager, Security
(Equity Fund only)                                             Management Company, LLC; Vice President, Security Benefit
                                                               Group, Inc. and Security Benefit Life Insurance Company.

AMY J. LEE, Secretary                                          Secretary, Security Management Company, LLC; Vice
                                                               President, Associate General Counsel and Assistant
                                                               Secretary, Security Benefit Group, Inc. and Security
                                                               Benefit Life Insurance Company.

BRENDA M. LUTHI, Assistant Treasurer and Assistant Secretary   Assistant Vice President, Assistant Treasurer and Assistant
                                                               Secretary, Security Management Company, LLC; Assistant Vice
                                                               President, Security Benefit Group, Inc. and Security
                                                               Benefit Life Insurance Company.

CINDY L. SHIELDS, Assistant Vice President                     Assistant Vice President and Portfolio Manager, Security
(Ultra Fund only)                                              Management Company, LLC; Assistant Vice President, Security
                                                               Benefit Group, Inc. and Security Benefit Life Insurance
                                                               Company.  Prior to August 1994, Junior Portfolio Manager,
                                                               Research Analyst, Junior Research Analyst and Portfolio
                                                               Assistant, Security Management Company.

GREGORY A. HAMILTON, Assistant Vice President                  Second Vice President, Security Management Company, LLC,
(Equity Fund only)                                             Security Benefit Group, Inc. and Security Benefit Life
                                                               Insurance Company.  Prior to December 1992, First Vice
                                                               President and Manager of Investments Division, Mercantile
                                                               National Bank.

THOMAS A. SWANK, Assistant Vice President                      Second Vice President and Portfolio Manager, Security
(Growth and Income Fund only)                                  Management Company, LLC; Second Vice President, Security
                                                               Benefit Group, Inc. and Security Benefit Life Insurance
                                                               Company.

------------------------------------------------------------------------------------------------------------------------------------

                                       26

------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS                PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------

CHRISTOPHER D. SWICKARD, Assistant Secretary                   Assistant Counsel, Security Benefit Group, Inc. and
                                                               Security Benefit Life Insurance Company.  Prior to June
                                                               1992, student at Washburn University School of Law.
------------------------------------------------------------------------------------------------------------------------------------
 *These directors are deemed to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended, by reason of their positions with the Funds' Investment Manager and/or the parent of the Investment Manager.


**These  directors serve on the Funds' joint audit  committee,  the purpose of which is to meet with the  independent  auditors,  to review the work of the auditors,  and to oversee the handling by Security Management Company,  LLC of the accounting functions for the Funds.

------------------------------------------------------------------------------------------------------------------------------------

     The directors and officers of the Funds hold identical offices in the other Funds managed by the Investment Manager, except Ms. Tedder who is also Vice President of SBL Fund and Security Income Fund, Mr. Milberger who is also Vice President of SBL Fund, Ms. Shields who is Assistant Vice President of SBL Fund, Mr. Swank who is Assistant Vice President of SBL Fund, and Mr. Hamilton who is Assistant Vice President of SBL Fund, Security Tax-Exempt Fund and Security Income Fund. (See the table under "Investment Management," on page 33, for positions held by such persons with the Investment Manager.) Mr. Young and Ms. Lee hold identical offices for the Funds' distributor, Security Distributors, Inc., and Messrs. Cleland and Schmank serve as Vice President and Director, while Ms. Luthi serves as Treasurer of the distributor.

REMUNERATION OF DIRECTORS AND OTHERS

     The Funds' directors, except those directors who are "interested persons" of the Funds, receive from each of Security Growth and Income Fund, Security Equity Fund and Security Ultra Fund an annual retainer of $1,042 and a fee of $133 per meeting, plus reasonable travel costs, for each meeting of the board attended. In addition, certain directors who are members of the Funds' joint audit committee receive a fee of $100 per hour with a minimum fee of $200 and reasonable travel costs for each meeting of the Funds' audit committee attended. Such fees and travel costs are paid by the Investment Manager for each Fund, except Asset Allocation Fund and Social Awareness Fund, pursuant to its Investment Management and Services Agreements with the Funds which provide that the Investment Manager will bear all Fund expenses except for its fee and the expenses of brokerage commissions, interest, taxes, extraordinary expenses approved by the Board of Directors and Class B distribution fees. Asset Allocation and Social Awareness Funds pay their respective share of directors' fees and travel costs. (See page 33, "Investment Management.")

     The Funds do not pay any fees to, or reimburse expenses of, directors who are considered "interested persons" of the Funds. The aggregate compensation paid by the Funds to each of the directors during the fiscal year ended September 30, 1995, and the aggregate compensation paid to each of the directors during calendar year 1995 by all seven of the registered investment companies to which the Investment Manager provides investment advisory services (collectively, the "Security Fund Complex"), are set forth below. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.

------------------------------------------------------------------------------------------------------------------------------------
                                                                    PENSION OR RETIREMENT
                                                                     BENEFITS ACCRUED AS
                             AGGREGATE COMPENSATION                 PART OF FUND EXPENSES                                  TOTAL
                       ----------------------------------     ----------------------------------                       COMPENSATION
                        SECURITY                               SECURITY                               ESTIMATED          FROM THE
                         GROWTH                                 GROWTH                                  ANNUAL         SECURITY FUND
                          AND       SECURITY    SECURITY         AND       SECURITY    SECURITY        BENEFITS          COMPLEX,
NAME OF DIRECTOR         INCOME      EQUITY      ULTRA          INCOME      EQUITY      ULTRA            UPON            INCLUDING
OF THE FUND               FUND        FUND        FUND           FUND        FUND        FUND         RETIREMENT         THE FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Willis A. Anton, Jr.     $1,442      $1,442      $1,442           $0          $0          $0              $0              $17,300
Donald A. Chubb, Jr.      1,451       1,501       1,451            0           0           0               0               17,500
John D. Cleland               0           0           0            0           0           0               0                    0
Jack H. Hamilton          1,095       1,116       1,095            0           0           0               0               13,275
Donald L. Hardesty        1,442       1,442       1,442            0           0           0               0               17,300
Penny A. Lumpkin          1,456       1,585       1,464            0           0           0               0               17,800
Mark L. Morris, Jr.       1,451       1,501       1,451            0           0           0               0               17,500
Jeffrey B. Pantages           0           0           0            0           0           0               0                    0
Harold G. Worswick*           0           0           0            0           0           0               0               17,500
------------------------------------------------------------------------------------------------------------------------------------
*Each Fund has  accrued  deferred  compensation  in the amount of $1,451,  $1,501 and $1,451  respectively,  for Mr.  Worswick as of
 September 30, 1995.
------------------------------------------------------------------------------------------------------------------------------------


     The Investment Manager compensates its officers and directors who may also serve as officers or directors of the Funds. On September 30, 1996, the Funds' officers and directors (as a group) beneficially owned 24,350; 224,963; 14,134; 2,957; and 67,388 of Class A shares of Growth and Income Fund, Equity Fund,
Global Fund, Asset Allocation Fund and Ultra Fund, respectively, which represented approximately .301%, .286%, .899%, 1.335% and .749% of the total outstanding Class A shares of each Fund on that date.


HOW TO PURCHASE SHARES

     Investors may purchase shares of the Funds through authorized dealers who are members of the National Association of Securities Dealers, Inc. In addition, banks and other financial institutions may make shares of the Funds available to their customers. (Banks and other financial institutions that make shares of the Funds available to their customers in Texas must be registered with that state as securities dealers.) The minimum initial investment is $100. The minimum subsequent investment is $100 unless made through an Accumulation Plan which allows for subsequent investments of $20. (See "Accumulation Plan," page 32.) An application may be obtained from the Investment Manager.

     As a convenience to investors and to save operating expenses, the Funds do not issue certificates for full shares except upon written request by the investor or his or her investment dealer. Certificates will be issued at no cost to the stockholder. No certificates will be issued for fractional shares and fractional shares may be withdrawn only by redemption for cash.

     Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by Security Distributors, Inc. (the "Distributor") (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. Dealers and other financial services firms are obligated to transmit orders promptly.

     The Funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

ALTERNATIVE PURCHASE OPTIONS

     The Funds offer two classes of shares:

     CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge for one year). See Appendix B for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales charge.

     CLASS B SHARES - BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert to Class A shares at the end of eight years after purchase.

     The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100% of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Funds will not normally accept any purchase of Class B shares in the amount of $500,000 or more.

     Dealers or others may receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES

     Class A shares are offered at net asset value plus an initial sales charge as follows:

--------------------------------------------------------------------------------
                                                   SALES CHARGE
                                  ----------------------------------------------
                                                                     PERCENTAGE
AMOUNT OF PURCHASE                 PERCENTAGE OF  PERCENTAGE OF NET  REALLOWABLE
AT OFFERING PRICE                 OFFERING PRICE   AMOUNT INVESTED   TO DEALERS
--------------------------------------------------------------------------------

Less than $50,000.................     5.75%            6.10%           5.00%
$50,000 but less than $100,000....     4.75             4.99            4.00
$100, 000 but less than $250,000..     3.75             3.90            3.00
$250,000 but less than $500,000...     2.75             2.83            2.25
$500,000 but less than $1,000,000.     2.00             2.04            1.75
$1,000,000 and over...............     None             None         (See below)
--------------------------------------------------------------------------------

The Underwriter will pay a commission to dealers on purchases of $1,000,000 or more as follows: 1.00% on sales up to $5,000,000, plus .50% on sales of $5,000,000 or more up to $10,000,000, and .10% on any amount of $10,000,000 or more.

     The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Class A shares of the Funds and certain other Security Funds during prior periods and certain other factors, including providing to their clients who are stockholders of the Funds certain services, which include assisting in maintaining records, processing purchase and redemption requests and establishing shareholder accounts, assisting shareholders in changing account options or enrolling in specific plans, and providing shareholders with information regarding the Funds and related developments. Service fees are paid quarterly and may be discontinued at any time.

CLASS B SHARES

     Class B shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

     Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed, according to the following schedule:

   Year Since Purchase Payment Was Made      Contingent Deferred Sales Charge
   ------------------------------------      --------------------------------
                 First                                      5%
                 Second                                     4%
                 Third                                      3%
                 Fourth                                     3%
                 Fifth                                      2%
           Sixth and Following                              0%

     Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert, on the eighth anniversary of the date such shares were purchased, to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN

     Each Fund bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan provides for payments at an annual rate of 1.00% of the average daily net asset value of Class B shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00% of the value of each share sold and (2) a service fee for account maintenance and personal service to shareholders payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25% annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds.

     Rules of the National Association of Securities Dealers, Inc. ("NASD") limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its Class B shares to 6.25% of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

     Each Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the

Distributor. The Funds make no payments in connection with the sales of their shares other than the distribution fee paid to the Distributor.

CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in amounts of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

     The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death; (2) upon the disability (as defined in section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of certain redemptions of Class B shares of the Funds pursuant to a systematic withdrawal program. (See "Systematic Withdrawal Program," page 33.)

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS

     The Investment Manager or Distributor, from time to time, will provide promotional incentives or pay a bonus, to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other funds managed by the Investment Manager. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) at sales seminars at luxury resorts within or without the United States. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. Certain of the promotional incentives or bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of promotional incentives and/or bonuses will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

     The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Fund's Board of Directors would consider what action, if any, would be appropriate.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of Fund shares in a calendar year and may be discontinued at any time. To be eligible for this allowance in any given year, the dealer must sell a minimum of $2,000,000 of Class A and Class B shares during that year. The applicable marketing allowance factors are set forth below.

--------------------------------------------------------------------------------
                                                            APPLICABLE MARKETING
AGGREGATE NEW SALES                                          ALLOWANCE FACTOR*
--------------------------------------------------------------------------------

Less than $2 million........................................        .00%
$2 million but less than $5 million.........................        .15%
$5 million but less than $10 million........................        .25%
$10 million but less than $15 million.......................        .35%
$15 million but less than $20 million.......................        .50%
or $20 million or more......................................        .75%
--------------------------------------------------------------------------------
*The maximum  marketing  allowance  factor  applicable per this schedule will be applied to all new sales in the calendar year to determine the marketing allowance payable for such year.
--------------------------------------------------------------------------------

PURCHASES AT NET ASSET VALUE

     Class A shares of the Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
(3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund.

     Class A shares of the Funds may also be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under these provisions.

     A stockholder of Equity Fund who formerly invested in the Bondstock Investment Plans or Life Insurance Investors Investment Plans received Class A shares of Equity Fund in liquidation of the Plans. Such a stockholder may purchase Class A shares of Equity Fund at net asset value provided that such stockholder maintains his or her Equity Fund account.

ACCUMULATION PLAN

     Investors may purchase shares on a periodic basis under an Accumulation Plan which provides for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan is a voluntary program, involving no obligation to make periodic investments, and is terminable at will. Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on the day such payment is received. A confirmation and statement of account will be sent to the investor following each investment. Certificates for whole shares will be issued upon request. No certificates will be issued for fractional shares which may be withdrawn only by redemption for cash. Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for using Secur-O-Matic. An application may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

     A Systematic Withdrawal Program may be established by stockholders who wish to receive regular monthly, quarterly, semiannual or annual payments of $25 or more. A stockholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. The Program may also be based upon the liquidation of a fixed or variable number of shares provided that the amount withdrawn monthly is at least $25. However, the Funds do not recommend this (or any other amount) as an appropriate monthly withdrawal. Shares with a current aggregate offering price of $5,000 or more must be deposited with the Investment Manager acting as agent for the stockholder under the Program. There is no service charge on the Program.

     Sufficient shares will be liquidated at net asset value to meet the specified withdrawals. Liquidation of shares may deplete the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital. Such withdrawals constitute a taxable event to the stockholder. The maintenance of a Withdrawal Program concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Accumulation Plan. Income dividends and capital gains distributions are automatically reinvested at net asset value. If an investor has an Accumulation Plan in effect, it must be terminated before a Systematic Withdrawal Program may be initiated.

     A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program are subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 31.

     The stockholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Program. A Program may be terminated on written notice by the stockholder or by the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

INVESTMENT MANAGEMENT


    Security Management Company, LLC (the "Investment Manager"), 700 SW Harrison Street, Topeka, Kansas, has served as investment adviser to Security Growth and Income Fund (formerly Security Investment Fund), Security Equity Fund, and Security Ultra Fund, respectively, since April 1, 1964, January 1, 1964, and April 22, 1965. The Investment Manager also acts as investment adviser to Security Income Fund, Security Cash Fund, SBL Fund, and Security Tax-Exempt Fund. The Investment Manager is a limited liability company controlled by its members, Security Benefit Life Insurance Company and Security Benefit Group, Inc. ("SBG"). SBG is an insurance and financial services holding company wholly-owned by Security Benefit Life Insurance Company, 700 SW Harrison Street, Topeka, Kansas 66636-0001. Security Benefit Life, a mutual life insurance company with over $15 billion of insurance in force, is incorporated under the laws of Kansas.


     The Investment Manager serves as investment adviser to Security Growth and Income Fund, Security Equity Fund and Security Ultra Fund, respectively, under Investment Management and Services Agreements, which were approved by the shareholders of the Funds on March 29, 1989, December 8, 1988 and December 30, 1988, and which became effective on March 31, 1989, January 31, 1989 and February 28, 1989. Security Equity Fund's Agreement was amended by its Board of Directors at a regular meeting held on July 23, 1993, to provide for the Investment Manager to serve as investment adviser to Global Fund and on April 3, 1995 and July 26, 1996 respectively, to provide for the Investment Manager to serve as investment adviser to Asset Allocation Fund and Social Awareness Fund. The Agreements were last renewed by the Funds' Board of Directors at a regular meeting held on November 3, 1995.

     Pursuant to the Investment Management and Services Agreements, the Investment Manager furnishes investment advisory, statistical and research services to the Funds, supervises and arranges for the purchase and sale of securities on behalf of the Funds, and provides for the compilation and maintenance of records pertaining to the investment advisory function.

     The Investment Manager has retained Lexington Management Corporation ("Lexington"), Park 80 West, Plaza Two, Saddle Brook, New Jersey 07662, to furnish certain advisory services to Global Fund pursuant to a Sub-Advisory
Agreement, dated October 1, 1993. Pursuant to this agreement, Lexington furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Global Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Funds' Board of Directors and the Investment Manager. For such services, the Investment Manager pays Lexington an amount equal to .50% of the average net assets of Global Fund, computed on a daily basis and payable monthly. The Sub-Advisory Agreement may be terminated without penalty at any time by either party on 60 days' written notice and is automatically terminated in the event of its assignment or in the event that the Investment Advisory Contract between the Investment Manager and the Fund is terminated, assigned or not renewed.

     Lexington is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of the outstanding shares of Lexington Global Asset Managers, Inc. Lexington was established in 1938 and currently manages over $3.5 billion in assets.

     The Investment Manager has entered into a quantitative research agreement with Meridian Investment Management Corporation ("Meridian"), 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112. Meridian provides research which the Investment Manager uses in strategically allocating the assets of Asset Allocation Fund among investment categories and market sectors. The Investment Manager pays Meridian an annual fee equal to .20% of the average daily net assets of Asset Allocation Fund, calculated daily and payable quarterly. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation.

     The    Investment    Manager   has   entered   into   an   agreement   with
Templeton/Franklin Investment Services, Inc. ("Templeton"), 777 Mariners Island Boulevard, San Mateo, California 94404, to provide analytical research used by the Investment Manager in the selection of equity securities for Asset Allocation Fund. The Investment manager pays Templeton an annual fee equal to
 .30% of the average net assets of Asset Allocation Fund invested in equity securities, calculated daily and payable monthly. Templeton is an indirect wholly-owned subsidiary of Templeton Worldwide, Inc., which in turn is a direct wholly-owned subsidiary of Franklin Resources, Inc.

     Pursuant to the Investment Management and Services Agreements, the Investment Manager also performs administrative functions and the bookkeeping, accounting and pricing functions for the Funds, and performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent. The Investment Manager has arranged for Lexington to provide certain administrative services to Global Fund, including certain accounting and pricing functions.

     The Investment Manager has also agreed to arrange for others (or itself) to provide to the Funds, except Asset Allocation and Social Awareness Funds, all other services, including custodian and independent accounting services, required by the Funds. The Investment Manager will when necessary engage the services of third parties such as a custodian bank or independent auditors, in accordance with applicable legal requirements, including approval by the Funds' Board of Directors. The Investment Manager bears the expenses of providing the services it is required to furnish under the Agreement for each Fund, except Asset Allocation and Social Awareness Funds. Thus, those Funds' expenses include only fees paid to the Investment Manager as well as expenses of brokerage commissions, interest, taxes, extraordinary expenses approved by the Board of Directors, and Class B distribution fees.

     Asset Allocation and Social Awareness Funds will pay all of their respective expenses not assumed by the Investment Manager or the Distributor, including organization expenses; directors' fees; fees of its custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; Class B distribution fees; and legal, auditing and accounting expenses. Asset Allocation and Social Awareness Funds will also pay for the preparation and distribution of the prospectus to their shareholders and all expenses in connection with registration under the Investment Company Act of 1940 and the registration of their capital stock under federal and state securities laws. Asset Allocation and Social Awareness Funds will pay nonrecurring expenses as may arise, including litigation expenses affecting them.

     The Investment Manager has agreed to reimburse the Funds or waive a portion of its management fee for any amount by which the total annual expenses of the Funds (including management fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) for any fiscal year that exceeds the level of expenses which the Funds are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Funds are then qualified for sale.

     The most restrictive expense limitation currently imposed by state securities regulation, of which the Investment Manager is aware, provides that the aggregate annual expenses of an investment company shall not exceed 2 1/2% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets, and 1 1/2% of the remaining average net assets of the investment company for any fiscal year, determined at least monthly. For this limitation, "aggregate annual expenses" include management fees, but exclude interest, taxes, brokerage commissions, extraordinary expenses (such as litigation) and Class B distribution fees.

     As compensation for its services, the Investment Manager receives with respect to Growth and Income, Equity and Ultra Funds, on an annual basis, 2% of the first $10 million of the average net assets, 1 1/2% of the next $20 million of the average net assets and 1% of the remaining average net assets of the Funds, determined daily and payable monthly. The Investment Manager receives with respect to the Global Fund, on an annual basis, 2% of the first $70 million of the average net assets and 1 1/2% of the remaining average net assets, determined daily and payable monthly.

     Separate fees are paid by Asset Allocation and Social Awareness Funds to the Investment Manager for investment advisory, administrative and transfer agency services. With respect to Asset Allocation Fund the Investment Manager receives, on an annual basis, an investment advisory fee equal to 1% of the average daily net assets of the Fund, calculated daily and payable monthly. The Investment Manager also receives, on an annual basis, an administrative fee equal to .045% of the average daily net assets of the Asset Allocation Fund plus the greater of .10% of its average net assets or (i) $30,000 in the year ended April 29, 1996; (ii) $45,000 in the year ending April 29, 1997; and (iii) $60,000 thereafter. With respect to the Social Awareness Fund, the Investment Manager receives, on an annual basis, an investment advisory fee equal to 1% of the average daily net assets of the Fund, calculated daily and payable monthly. The Investment Manager has agreed to waive the investment advisory fee of Social Awareness Fund for the fiscal year ending September 30, 1997. The Investment Manager also receives, on an annual basis, an administrative fee equal to .09% of the average daily net assets of the Social Awareness Fund. For transfer agency services provided to each of the Asset Allocation and Social Awareness Funds, the Investment Manager receives an annual maintenance fee of $8.00 per account, and a transaction fee of $1.00 per transaction.

    During the fiscal years ended September 30, 1995, 1994 and 1993, the Funds paid the following amounts to the Investment Manager for its services: 1995 - $839,358, 1994 - $948,953 and 1993 - $974,857 for Growth and Income Fund; 1995 -
$4,185,144,  1994 - $3,926,084 and 1993 - $3,720,569 for Equity Fund; and 1995 -
$816,039,  1994 - $819,550 and 1993 - $856,685 for Ultra Fund.  Global Fund paid the Investment Manager for its services for fiscal year ended September 30, 1995
- $457,489, and for the period October 5, 1993 to September 30, 1994 - $346,421. Asset Allocation Fund paid $10,134 to the Investment Manager for its services for the period June 1, 1995 to September 30, 1995.

    The total expenses for Growth and Income Fund, Equity Fund, Global Fund and Ultra Fund, respectively, for the fiscal year ended September 30, 1995 were 1.31%, 1.05%, 2.00% and 1.32% of the average net assets of each Fund's Class A shares for the fiscal year. Total expenses of Asset Allocation Fund for the period June 1, 1995 to September 30, 1995 was 2.00% of the average net assets of Asset Allocation Fund's Class A shares. Total expenses of Class B shares for Growth and Income Fund, Equity Fund, Global Fund and Ultra Fund, respectively, for the fiscal year ended September 30, 1995 were 2.31%, 2.05%, 3.00% and 2.32% of the average net assets of each Fund's Class B shares for the fiscal year. Total expenses of Class B shares of Asset Allocation Fund for the period June 1, 1995 to September 30, 1995 was 3.00% of the average net assets of Asset Allocation Fund's Class B shares. Expense information is not yet available for Social Awareness Fund as it did not begin operations until November of 1996.

    The Funds' Investment Management and Services Agreements are renewable annually by the Funds' Board of Directors or by a vote of a majority of the individual Fund's outstanding securities and, in either event, by a majority of the board who are not parties to the Agreement or interested persons of any such party. The Agreements provide that they may be terminated without penalty at any time by either party on 60 days' notice and are automatically terminated in the event of assignment.


     The  following  persons  are  affiliated  with the  Funds and also with the
Funds'  investment  adviser,   Security   Management  Company,   LLC,  in  these
capacities:


------------------------------------------------------------------------------------------------------------------------------------

NAME                          POSITION(S) WITH THE FUNDS                           POSITION(S) WITH SECURITY MANAGEMENT COMPANY, LLC

------------------------------------------------------------------------------------------------------------------------------------


James R. Schmank              Vice President and Treasurer                         President (Interim), Treasurer, Chief Fiscal
                                                                                   Officer and Managing Member Representative

John D. Cleland               President and Director                               Senior Vice President and Managing Member
                                                                                   Representative


Jane A. Tedder                Vice President (Equity Fund only)                    Vice President and Senior Portfolio Manager

Terry A. Milberger            Vice President (Equity Fund only)                    Vice President and Senior Portfolio Manager

Mark E. Young                 Vice President                                       Vice President-Operations

Amy J. Lee                    Secretary                                            Secretary

Brenda M. Luthi               Assistant Treasurer and Assistant Secretary          Assistant Vice President, Assistant Treasurer
                                                                                   and Assistant Secretary

Cindy L. Shields              Assistant Vice President (Ultra Fund only)           Assistant Vice President and Portfolio Manager

Gregory A. Hamilton           Assistant Vice President (Equity Fund only)          Second Vice President

Thomas A. Swank               Assistant Vice President                             Second Vice President and Portfolio Manager
                              (Growth and Income Fund only)
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

     The common stock portion of the GROWTH AND INCOME FUND portfolio is managed by the Investment Manager's Large Capitalization Team consisting of John Cleland, Chief Investment Strategist, Terry Milberger and Chuck Lauber. Terry Milberger, Senior Portfolio Manager has had day-to-day responsibility for managing this portion of the portfolio since 1995. The fixed income portion of the Growth and Income Fund portfolio is managed by the Fixed Income Team of the Investment Manager consisting of John Cleland, Chief Investment Strategist, Greg Hamilton, Jane Tedder, Tom Swank, Steve Bowser, Barb Davison and Elaine Miller. Tom Swank, Assistant Vice President and Portfolio Manager of the Investment Manager, has had day-to-day responsibility for managing the fixed income portion of the Growth and Income Fund portfolio since 1994. EQUITY FUND is managed by the Large Capitalization Team of the Investment Manager described above. Mr. Milberger has had day-to-day responsibility for managing the Equity Fund since 1981. GLOBAL FUND is managed by an investment management team of Lexington. Alan Wapnick and Richard T. Saler, the lead managers, have had day-to-day responsibility for managing Global Fund since 1994. ASSET ALLOCATION FUND is managed by an investment management team of Portfolio Managers and research analysts of the Investment Manager. The team is responsible for day-to-day management of the Fund. Jane Tedder, Senior Portfolio Manager, has day-to-day responsibility for managing the fixed-income portion of the Fund's portfolio and for supervising the services provided by Meridian and Templeton. She has had responsibility for the Fund since January 1996. SOCIAL AWARENESS FUND and ULTRA FUND are managed by the Investment Manager's Small Capitalization Team and Social Responsibility Team, respectively, each of which consists of John Cleland, Chief Investment Strategist, Cindy Shields, Larry Valencia and Frank Whitsell. Cindy Shields, Portfolio Manager, has had day-to-day responsibility for managing the Ultra Fund since 1994 and for managing Social Awareness Fund since its inception in 1996.

     Terry A. Milberger is a Vice President and Senior Portfolio Manager of the Investment Manager. Mr. Milberger has more than 20 years of investment experience and has managed Equity Fund's portfolio since 1981. He began his career as an investment analyst in the insurance industry and from 1974 through 1978 he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice President of Texas Commerce Bank and managed its pension fund assets until he returned to the Investment Manager in 1981. Mr.
Milberger holds a bachelor's degree in business and an M.B.A. from the University of Kansas and is a Chartered Financial Analyst. His investment philosophy is based on patience and opportunity for the long-term investor.

     Cindy L. Shields is Portfolio Manager of the Investment Manager. She has six years experience in the securities field and joined the Investment Manager in 1989. Ms. Shields graduated from Washburn University with a Bachelor of Business Administration degree, majoring in finance and economics. She is a Chartered Financial Analyst.

     Tom Swank has over ten years of experience in the investment field. Prior to joining the Investment Manager in 1992, he was an Investment Underwriter and Portfolio Manager for U.S. West Financial Services, Inc. from 1986 to 1992. From 1984 to 1986, he was a Commercial Credit Officer for United Bank of Denver. From 1982 to 1984, he was employed as a Bank Holding Company Examiner for the Federal Reserve Bank of Kansas City - Denver Branch. Mr. Swank graduated from Miami University in Ohio with a Bachelor of Science degree in finance in 1982. He earned a Master of Business Administration degree from the University of Colorado and is a Chartered Financial Analyst.

     Jane Tedder, Vice President and Senior Portfolio Manager of the Investment Manager, has 20 years of experience in the investment field. Prior to joining the Investment Manager in 1983, she served as Vice President and Trust Officer of Douglas County Bank in Kansas. Ms. Tedder earned a bachelor's degree in education from Oklahoma State University and advanced diplomas from National Graduate Trust School, Northwestern University, and Stonier Graduate School of Banking, Rutgers University. She is a Chartered Financial Analyst.

     Alan Wapnick is a Senior Vice President of Lexington and is responsible for portfolio management. He has 25 years investment experience. Prior to joining Lexington in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J. & W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick is a graduate of Dartmouth College and received a Master's degree in Business Administration from Columbia University.

     Richard Saler is a Senior Vice President of Lexington and is responsible for international investment analysis and portfolio management. He has eight years of investment experience. Mr. Saler has focused on international markets since first joining Lexington in 1986. Most recently he was a strategist with Nomura Securities and rejoined Lexington in 1992. Mr. Saler is a graduate of New York University with a B.S. degree in Marketing and an M.B.A. in Finance from New York University's Graduate School of Business Administration.

CODE OF ETHICS

     The Funds, the Investment Manager and the Distributor have a written Code of Ethics which requires all access persons to obtain prior clearance before engaging in any personal securities transactions. Access persons include officers and directors of the Funds and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Funds or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter. Access persons will not be permitted to effect transactions in a security if it: (a) is being considered for purchase or sale by the Funds; (b) is being purchased or sold by the Funds; or (c) is being offered in an initial public offering. In addition, portfolio managers are prohibited from purchasing or selling a security within seven calendar days before or after a Fund that he or she manages trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis.

DISTRIBUTOR


     Security Distributors, Inc. (the "Distributor"), a Kansas corporation and wholly-owned subsidiary of Security Benefit Group, Inc., serves as the principal underwriter for shares of Growth and Income Fund, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund and Ultra Fund pursuant to Distribution Agreements with the Funds. The Distributor also acts as principal underwriter for the following investment companies: Security Income Fund, Security Tax-Exempt Fund, and The Parkstone Advantage Fund.


    The Distributor receives a maximum commission on sales of Class A shares of 5.75% and allows a maximum discount of 5% from the offering price to authorized dealers on the Fund shares sold. The discount is the same for all dealers, but the Distributor at its discretion may increase the discount for specific periods. Salespersons employed by dealers may also be licensed to sell insurance with Security Benefit Life.

     For the fiscal years ended September 30, 1995, 1994 and 1993, the Distributor received gross underwriting commissions on the sale of Class A shares of the Funds as follows: 1995 - $30,840, 1994 - $80,457 and 1993 -
$152,633 for Growth and Income Fund; 1995 - $610,460, 1994 - $597,792 and 1993 -
$1,072,077 for Equity Fund;

1995 - $86,682,  1994 - $75,084 and 1993 - $128,552  for Ultra  Fund.  For these years, the Distributor retained net underwriting commissions as follows: 1995 - $5,020, 1994 - $12,674 and 1993 - $25,818 for Growth and Income Fund; 1995 -
$96,169, 1994 - $98,610 and 1993 - $163,296 for Equity Fund; and 1995 - $14,803,
1994 - $15,554 and 1993 - $27,883 for Ultra Fund. For the fiscal year ended September 30, 1995 and the period October 5, 1993 through September 30, 1994, the Distributor received gross underwriting commissions on the sale of Class A shares of $25,278 and $93,332, respectively, for Global Fund and retained net underwriting commissions of $4,002 and $14,560, respectively. Class A gross underwriting commissions in the amount of $819 were paid by Asset Allocation Fund for the period June 1, 1995 through September 30, 1995, and the Distributor retained $198 in net underwriting commissions. The Distributor also receives compensation from Lexington Management Corporation ("Lexington") to defray expenses it incurs in the distribution of certain mutual funds sub-advised by Lexington and variable insurance products certain underlying funds of which are sub-advised by Lexington and for the access which the Distributor permits Lexington to have to its network of brokers and dealers. The Agreement is currently in effect with respect to the Global Series of Security Equity Fund and Series D of SBL Fund, the underlying investment vehicle for certain variable insurance products distributed by the Distributor (collectively referred to as the "Sub-Advised Portfolios"). Pursuant to the terms of the Agreement, Lexington pays the Distributor a fee, ranging from 0% of the average daily net assets of the Sub-Advised Portfolios below $50 million to .25% of the average daily net assets of the Sub-Advised Portfolios of $400 million or more. The fee is calculated daily and payable monthly.

    The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the Investment Company Act of 1940 and all rules and regulations of the SEC. The Distributor has not acted as a broker.

    The Funds' Distribution Agreements are renewable annually either by the Board of Directors or by the vote of a majority of the Fund's outstanding securities, and, in either event, by a majority of the board who are not parties to the contract or interested persons of any such party. The contract may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

     Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interests of the respective Funds. In reaching a judgment relative to the qualifications of a broker-dealer ("broker") to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager or relevant Sub-Adviser, including the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, and its reliability and financial condition. Subject to the foregoing considerations, the execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or relevant Sub-Adviser. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and purchasers  or  sellers of  securities,  and  furnishing  analyses  and  reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable the Investment Manager to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations. If a transaction is directed to a broker supplying such information or services, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction provided that the Investment Manager or relevant Sub-Adviser shall have determined in good faith that the commission is reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager or relevant Sub-Adviser with respect to all accounts as to which it exercises investment discretion. The Investment Manager or relevant Sub-Adviser may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Funds.

     In addition, brokerage transactions may be placed with broker-dealers who sell shares of the Funds managed by the Investment Manager and who may or may not also provide investment information and research services. The Investment Manager may, consistent with the NASD Rules of Fair Practice, consider sales of shares of the Funds in the selection of a broker.

     The Funds may also buy securities from, or sell securities to, dealers acting as principals or market makers. The Investment Manager generally will not purchase investment information or research services in connection with such principal transactions.


     Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager and/or relevant Sub-Adviser, including other investment companies. In addition, Security Benefit Life Insurance Company ("SBL"), may also hold some of the same securities as the Funds. When selecting securities for purchase or sale for a Fund, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts, subject to the Investment Manager's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions. The Board of Directors of the Funds has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Fund and its stockholders. With respect to the allocation of initial public offerings ("IPOs"), the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO.

     The following table sets forth the brokerage fees paid by the Funds during the last three fiscal years and certain other information:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FUND TRANSACTIONS DIRECTED
                                                                                                       TO AND COMMISSIONS PAID TO
                                                                              FUND BROKERAGE             BROKER-DEALERS WHO ALSO
                                                                             COMMISSIONS PAID              PERFORMED SERVICES
                               CLASS A SHARES              FUND                TO SECURITY           -------------------------------
                              ANNUAL PORTFOLIO       TOTAL BROKERAGE        DISTRIBUTORS INC.,                            BROKERAGE
        YEAR                    TURNOVER RATE        COMMISSIONS PAID        THE UNDERWRITER         TRANSACTIONS        COMMISSIONS
------------------------------------------------------------------------------------------------------------------------------------
   Security Growth
   and Income Fund
------------------------------------------------------------------------------------------------------------------------------------
         1995                       130%                $  257,300                  0                $ 33,932,170         $ 57,450
         1994                       163%                   448,925                  0                  21,666,518           53,256
         1993                       135%                   239,633                  0                  30,387,092           56,190
------------------------------------------------------------------------------------------------------------------------------------
Security Equity Fund
    Equity Series
------------------------------------------------------------------------------------------------------------------------------------
         1995                        95%                $1,234,947                  0                $168,226,033         $327,825
         1994                        79%                 1,073,763                  0                  74,497,202          182,980
         1993                        95%                 1,309,963                  0                 109,889,802          189,736
------------------------------------------------------------------------------------------------------------------------------------
Security Equity Fund
    Global Series
------------------------------------------------------------------------------------------------------------------------------------
         1995                       141%                $  193,540                  0                $ 11,472,063         $ 32,292
         1994                        73%                   186,281                  0                   7,774,273           16,685
------------------------------------------------------------------------------------------------------------------------------------
Security Equity Fund
Asset Allocation Series
------------------------------------------------------------------------------------------------------------------------------------
         1995*                       43%                $    3,904                  0                $          0         $      0
------------------------------------------------------------------------------------------------------------------------------------
 Security Ultra Fund
------------------------------------------------------------------------------------------------------------------------------------
         1995                       180%                $  277,069                  0                $ 24,047,026         $ 42,679
         1994                       111%                   296,484                  0                  10,321,410           44,151
         1993                       101%                   328,319                  0                  65,467,390          198,006
------------------------------------------------------------------------------------------------------------------------------------
*Asset Allocation Fund's figures are based on the period June 1, 1995 (date of inception) to September 30, 1995.
------------------------------------------------------------------------------------------------------------------------------------

     Class B shares' annual portfolio turnover rates for the fiscal year ended September 30, 1995, were 130%, 95%, 141%, and 180% for Growth and Income Fund, Equity Fund, Global Fund and Ultra Fund, respectively. Class B shares' annual portfolio turnover rates for the period October 19, 1993 to September 30, 1994 were 178%, 80%, 73% and 110% for Growth and Income Fund, Equity Fund, Global Fund and Ultra Fund, respectively. The annual portfolio turnover rate for the period June 1, 1995 to September 30, 1995 was 43% for Asset Allocation Fund. Portfolio turnover information is not yet available for Social Awareness Fund as it did not begin operations until November of 1996.

HOW NET ASSET VALUE IS DETERMINED

     The per share net asset value of each Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding. The public offering price for each Fund is its net asset value per share plus, in the case of Class A shares, the applicable sales charge. The net asset value and offering price are computed once daily as of the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) on each day the Exchange is open for trading, which is Monday through Friday, except for the following dates when the exchange is closed in observance of federal holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The offering price determined at the close of business on the New York Stock Exchange on each day on which the Exchange is open will be applicable to all orders for the purchase of Fund shares received by the dealer prior to such close of business and transmitted to the Funds prior to the close of their business day (normally 5:00 p.m. Central time unless the Exchange closes early). Orders accepted by the dealer after the close of business of the Exchange or on a day when the Exchange is closed will be filled on the basis of the offering price determined as of the close of business of the Exchange on the next day on which the Exchange is open. It is the responsibility of the dealer to promptly transmit orders to the Funds.

     In determining net asset value, securities listed or traded on a national securities exchange are valued on the basis of the last sale price. If there are no sales on a particular day, then the securities shall be valued at the last bid price. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' Investment Manager, then the securities shall be valued in good faith by such method as the Board of Directors determines will reflect their fair market value.

     Because the expenses of distribution are borne by Class A shares through a front-end sales charge and by Class B shares through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different net asset values. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution fee charged to Class B shares. It is expected, however, that the net asset value per share will tend to converge immediately after the payment of dividends which will differ in amount for Class A and B shares by approximately the amount of the different distribution expenses attributable to Class A and B shares.

HOW TO REDEEM SHARES

     Stockholders may turn in their shares directly to the Investment Manager for redemption at net asset value (which may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption). The redemption price in cash will be the net asset value next determined after the time when such shares are tendered for redemption.

     Shares will be redeemed on request of the stockholder in proper order to the Investment Manager, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment
Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact the Investment Manager.

     The Articles of Incorporation of Security Equity Fund provide that the Board of Directors, without the vote or consent of the stockholders, may adopt a plan to redeem at net asset value all shares in any stockholder account in which there has been no investment (other than the reinvestment of income dividends or capital gains distributions) for the last six months and in which there are fewer than 25 shares or such fewer number of shares as may be specified by the Board of Directors. Any plan of involuntary redemption adopted by the Board of Directors shall provide that the plan is in the economic best interests of the Fund or is necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts. Such plan shall further provide that prior notice of at least six months shall be given to a stockholder before involuntary redemption, and that the stockholder will have at least six months from the date of the notice to avoid redemption by increasing his or her account to at least the minimum number of shares established in the Articles of Incorporation, or such fewer shares as are specified in the plan.

     When investing in the Funds, stockholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Internal Revenue Code. To the extent permitted by law, the redemption proceeds of stockholders who fail to furnish this information will be reduced by $50 to reimburse for the IRS penalty imposed for failure to report the tax identification number on information reports.

     Payment in cash of the amount due on redemption, less any applicable deferred sales charge, for shares redeemed will be made within seven days after tender, except that the Funds may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. When a redemption request is received, the redemption proceeds are deposited into a redemption account established by the Distributor and the Distributor sends a check in the amount of redemption proceeds to the stockholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor causes payments to be made to the Funds in the case of orders for purchase of Fund shares before it actually receives federal funds.

     The Funds have committed themselves to pay in cash all requests for redemptions by any stockholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.

     In addition to the foregoing redemption procedure, the Funds repurchase shares from broker-dealers at the price determined as of the close of business on the day such offer is confirmed. The Distributor has been authorized, as agent, to make such repurchases for the Funds' account. Dealers may charge a commission on the repurchase of shares.

     The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans," page 49.)

     At various times the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption check until such time as they have assured themselves that good payment (e.g., cash or certified check on a U.S. bank) has been collected for the purchase of such shares.

TELEPHONE REDEMPTIONS

     A stockholder may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Investment Manager, a stockholder may redeem shares by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. A stockholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request provided that the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

     During  periods  of  severe  market  or  economic   conditions,   telephone
redemptions  may  be  difficult  to  implement  and  stockholders   should  make
redemptions by mail as described under "How to Redeem Shares" above.

HOW TO EXCHANGE SHARES

     Pursuant to arrangements with the Distributor (which also acts as principal underwriter for Security Income Fund and Security Tax-Exempt Fund) and with Security Cash Fund, stockholders of the Funds may exchange their shares for shares of another of the Funds, Security Income Fund, Security Tax-Exempt Fund or Security Cash Fund at net asset value. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale.

     Class A and Class B shares of the Funds may be exchanged for Class A and Class B shares, respectively, of another Fund or for shares of Security Cash Fund, a money market fund that offers a single class of shares. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund. Such transactions generally have the same tax consequences as ordinary sales and purchases. No service fee is presently imposed on such an exchange. They are not tax-free exchanges.

     Exchanges are made promptly upon receipt of a properly completed Exchange Authorization form and (if issued) share certificates in good order for transfer. If the stockholder is a corporation, partnership, agent, fiduciary or surviving joint owner, additional documentation of a customary nature, such as a stock power and guaranteed signature, will be required. (See "How to Redeem Shares," page 41.)

     This privilege may be changed or discontinued at any time at the discretion of the management of the Funds upon 60 days' notice to stockholders. It is contemplated, however, that the privilege will be extended in the absence of objection by regulatory authorities and provided shares of the respective companies are available and may be legally sold in the jurisdiction in which the stockholder resides. A current prospectus of the Fund into which an exchange is made will be given each stockholder exercising this privilege.

EXCHANGE BY TELEPHONE

     To exchange shares by telephone, a shareholder must have completed either the Telephone Exchange section of the application or a Telephone Transfer
Authorization form which may be obtained from the Investment Manager. Authorization must be on file with the Investment Manager before exchanges may be made by telephone. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Funds at
(800) 888-2461, extension 3127 on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone.

     The telephone exchange privilege is only permitted between accounts with identical registration. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the Security Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Funds, the Investment Manager nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss in the event of a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds. In particular, the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

     It is each Fund's policy to pay dividends from net investment income as from time to time declared by the Board of Directors, and to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B shares, generally, will be higher and as a result, income distributions paid by the Funds with respect to Class B shares generally will be lower than those paid with respect to Class A shares. Because the value of a share is based directly on the amount of the net assets rather than on the principle of supply and demand, any distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid. All such dividends and distributions are automatically reinvested on the payable date in shares of the Funds at net asset value as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may request that such dividends or distributions be directly deposited to the stockholder's bank account. A stockholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest a dividend check without imposition of a sales charge.

     For federal income tax purposes, dividends paid by the Funds from net investment income may qualify for the corporate stockholder's dividends received deduction to the extent the Funds designate the amount distributed as a qualified dividend. The aggregate amount designated as a qualified dividend by the Funds cannot exceed the aggregate amount of dividends received by the Funds from domestic corporations for the taxable year. The corporate dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days. In addition, a corporate stockholder must hold Fund shares for at least 46 days to be eligible to claim the dividends received deduction. All dividends from net investment income, together with distributions of any realized net short-term capital gains, whether paid direct to the stockholder or reinvested in shares of the Funds, are taxable as ordinary income.

     Stockholders will report as long-term capital gains income any realized net long-term capital gains in excess of any capital loss carryover which is distributed to them and designated by the Fund as a capital gain dividend, whether or not reinvested in the Fund, and regardless of the period of time such shares have been owned by the stockholders. Advice as to the tax status of each year's dividends and distributions will be mailed annually.

     A purchase of shares shortly before payment of a dividend or distribution is disadvantageous because the dividend or distribution to the purchaser has the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. In addition, all or a portion of such dividends or distributions (although in effect a return of capital) may be taxable.

     Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

     To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months (namely (a) stock or securities, (b) options, futures and forward contracts (other than those on foreign currencies), and (c) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks and securities)); (iii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iv) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

     Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

     A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

     Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Series in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, a Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

     Generally,  gain or loss  realized  upon the sale or  redemption  of shares
(including the exchange of shares for shares of another fund) will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares have been held for more than one year. Investors should be aware that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Fund are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

     The Funds are required by law to withhold 31% of taxable dividends and distributions to shareholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

     Each series of Security Equity Fund will be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each series will reflect only the income and gains, net of losses of that series.

     PASSIVE FOREIGN INVESTMENT COMPANIES. Some of the Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would be eliminated, but a Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit the Fund's elections with respect to PFIC stock.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

     OPTIONS, FUTURES AND FORWARD CONTRACTS AND SWAP AGREEMENTS. Certain options, futures contracts, and forward contracts in which a Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Fund intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected.

     The requirements applicable to a Fund's qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

     FOREIGN TAXATION. Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

     FOREIGN CURRENCY TRANSACTIONS. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     OTHER TAXES. The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Fund's contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION

     The Articles of Incorporation of each Fund provide for the issuance of an indefinite number of shares of common stock in one or more classes or series. Security Equity Fund has authorized capital stock of $.25 par value and currently issues its shares in four series, Equity Fund, Global Fund, Asset Allocation Fund and Social Awareness Fund. The shares of each series of Security Equity Fund represent a pro rata beneficial interest in that series' net assets and in the earnings and profits or losses derived from the investment of such assets. Growth and Income and Ultra Funds have not issued shares in any additional series at the present time. Growth and Income and Ultra Funds each have authorized capital stock of $1.00 par value and $.50 par value, respectively.

     Each of the Funds currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that
(i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class;
(iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Funds. Shares may be exchanged as described under "How to Exchange Shares," page 42, but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

     On certain matters, such as the election of directors, all shares of the Series of Security Equity Fund, Equity Fund, Global Fund, Asset Allocation Fund and Social Awareness Fund, vote together, with each share having one vote. On other matters affecting a particular series, such as the investment advisory contract or the fundamental policies, only shares of that series are entitled to vote, and a majority vote of the shares of that series is required for approval of the proposal.

     The Funds do not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by vote cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of 10% of a Fund's outstanding shares.

LEGAL PROCEEDINGS

     Ultra Fund has been named as a class defendant in an adversary proceeding filed on March 14, 1995 in a pending bankruptcy, captioned IN RE: INTEGRA REALTY RESOURCES, INC., INTEGRA-A HOTEL AND RESTAURANT COMPANY,

AND BHC OF DENVER, INC., United States Bankruptcy Court for the District of Colorado. The adversary proceeding was brought by Jeffrey A. Weinman, as Trustee for the Integra Unsecured Creditors against the principal defendant Fidelity Capital Appreciation Fund and over 6,000 other class defendants, including the Ultra Fund. The Trustee alleges that the defendants, former shareholders of Integra Realty Resources, Inc., improperly received a distribution of Integra's assets in December 1988 when Integra distributed all of the shares of its subsidiary, ShowBiz Pizza Time, to its shareholders, leaving insufficient resources for Integra to continue to operate to the detriment of the Integra Unsecured Creditors. Ultra Fund has been advised that its maximum exposure in the lawsuit should be less than $361,000.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT


     UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri, acts as the custodian for the portfolio securities of Growth and Income Fund, Equity Fund, Social Awareness Fund and Ultra Fund. Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245 acts as custodian for the portfolio securities of Global and Asset Allocation Funds, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC. Security Management Company, LLC acts as the Funds' transfer and dividend-paying agent.


INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri, has been selected by the Funds' Board of Directors to serve as the Funds' independent auditors, and as such, the firm will perform the annual audit of the Funds' financial statements.

PERFORMANCE INFORMATION

     The Funds may, from time to time, include performance information in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements or sales literature may be expressed as average annual total return or aggregate total return.

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Funds over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                   P(1+T)n=ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum initial sales load of 5.75% in the case of quotations of performance of Class A shares or the applicable contingent deferred sales charge in the case of quotations of performance of Class B shares and a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

     For the 1-, 5- and 10-year periods ended March 31, 1996, respectively, the average annual total return of Class A shares of Growth and Income Fund was 21.49%, 8.54% and 7.96%. For the 1-year period ended March 31, 1996, the average annual total return of Class B shares of Growth and Income Fund was 22.59%. For the period October 19, 1993 (date of inception) to March 31, 1996, the average annual total return for Class B shares of Growth and Income Fund was 7.00%.

     For the 1-, 5- and 10-year periods ended March 31, 1996, respectively, the average annual total return of Class A shares of Equity Fund was 28.46%, 15.00% and 13.68%. For the 1-year period ended March 31, 1996, the average annual total return of Class B shares of Equity Fund was 30.10%. For the period October 19, 1993 (date of inception) to March 31, 1996, the average annual total return for Class B shares of Equity Fund was 15.34%.

     For the 1-year period ended March 31, 1996, the average annual total return of Class A shares of Global Fund was 12.09%. For the period October 5, 1993 (date of inception) to March 31, 1996, the average annual total return of Class A shares of Global Fund was 6.04%. For the 1-year period ended March 31, 1996, the average annual total return of Class B shares of Global Fund was 12.80%. For the period October 19, 1993 (date of inception) to March 31, 1996, the average annual total return of Class B shares of Global Fund was 6.81%.

     For the 1-, 5- and 10-year periods ended March 31, 1996, respectively, the average annual total return of Class A shares of Ultra Fund was 16.38%, 9.25% and 4.94%. For the 1-year period ended March 31, 1996, the average annual total return of Class B shares of Ultra Fund was 16.81%. For the period October 19, 1993 (date of inception) to March 31, 1996, the average annual total return for Class B shares of Ultra Fund was 5.96%.

     For the period June 1, 1995 (date of inception) through March 31, 1996, the average annual total return of Class A and Class B shares of Asset Allocation Fund was 6.83% and 7.51%, respectively.

     Quotations of aggregate total return will be calculated for any specified period pursuant to the following formula:

                                    ERV-P
                                    ----- = T
                                      P

(where P = a hypothetical initial payment of $1,000, T = the total return, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will assume that all dividends and distributions are reinvested when paid. The Funds may, from time to time, include quotations of aggregate total return that do not reflect deduction of the sales load. The sales load, if reflected, would reduce the total return.

    The total return on an investment made in Class A shares of Growth and Income Fund, Equity Fund and Ultra Fund calculated as described above for the period from April 1, 1986 through March 31, 1996 was 115.08%, 260.56% and 66.9%, respectively. Total return on an investment made in Class A shares of Global Fund calculated as described above for the period October 1, 1993 through March 31, 1996 was 15.79%. Total return on an investment made in Class B shares of Growth and Income, Equity, Global and Ultra Funds calculated as described above for the period October 19, 1993 through March 31, 1996 was 18.02%, 41.84%,
17.50% and 15.24%, respectively. Total return made on an investment made in Class A and Class B shares of Asset Allocation Fund calculated as described above for the period June 1, 1995 through March 31, 1996 was 5.63% and 6.19%, respectively. These figures reflect deduction of the maximum sales load. Performance information is not yet available for Social Awareness Fund as it did not begin operations until November 1996.

    In addition, quotations of total return will also be calculated for several consecutive one-year periods, expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year.

    Quotations of average annual total return and aggregate total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Such quotations for the Funds will vary based on changes in market conditions and the level of the Funds' expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

    In connection with communicating its average annual total return or aggregate total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Each Fund will include performance data for both Class A and Class B Shares of the Fund in any advertisement or report including performance data of the Fund. Such mutual fund rating services include the following: Lipper Analytical Services; Morningstar, Inc.; Investment Company Data; Schabacker Investment Management; Wiesenberger Investment Companies Service; Computer Directions Advisory (CDA); and Johnson's Charts. Such
unmanaged indexes include the following: S&P 500; the Dow Jones Industrial Average; NASDAQ 100 and NASDAQ 200; Russell 2000 and Russell 2500; the Wilshire 1750 and Wilshire 4500; and the Domini Social Index. When comparing the Funds' performance with that of other alternatives, investors should understand that shares of the Funds may be subject to greater market risks than are certain other types of investments.

RETIREMENT PLANS

     The Funds offer tax-qualified retirement plans for individuals (Individual Retirement Accounts, known as IRAs), several prototype retirement plans for the self-employed (Keogh plans), pension and profit-sharing plans for corporations, and custodial account plans for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Actual documents and detailed materials about the plans will be provided upon request to the Distributor.

     Purchases of the Funds' shares under any of these plans are made at the public offering price next determined after contributions are received by the Distributor. The Funds' shares owned under any of the plans have full dividend, voting and redemption privileges. Depending on the terms of the particular plan, retirement benefits may be paid in a lump sum or in installment payments over a specified period. There are possible penalties for premature distributions from such plans.


     Security Management Company, LLC is available to act as custodian for the plans on a fee basis. For IRAs, Section 403(b) Retirement Plans, and Simplified Employee Pension Plans (SEPPs), service fees for such custodial services currently are: (1) $10 for annual maintenance of the account and (2) benefit distribution fee of $5 per distribution. Service fees for other types of plans will vary. These fees will be deducted from the plan assets. Optional supplemental services are available from Security Benefit Life Insurance Company for additional charges.


     Retirement investment programs involve commitments covering future years. It is important that the investment objectives and structure of the Funds be considered by the investors for such plans. A brief description of the available tax-qualified retirement plans is provided below. However the tax rules applicable to such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made to provide more than general information about the various types of qualified plans.

     Investors are urged to consult their own attorneys or tax advisers when considering the establishment and maintenance of any such plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAs)

     Individual Retirement Account Custodial Agreements are available to provide investment in shares of the Funds or in other Funds in the Security Group. An individual may initiate an IRA through the Underwriter by executing the custodial agreement and making a minimum initial investment of at least $100 plus $15 to cover the fees for opening and maintaining the account for the first year.

     An individual may make a contribution to an IRA each year of up to the lesser of $2,000 or 100% of earned income under current tax law. If contributions are also made to an IRA of a nonworking spouse, the maximum is raised to a total for the two accounts of $2,250; the taxpayers may choose how to allocate the $2,250 between the accounts, as long as no more than $2,000 is contributed to either account. If both husband and wife work, each may establish his or her own IRA and contribute up to the maximum allowed for individuals.

     Deductions for IRA contributions are limited for taxpayers who are covered by an employer-sponsored retirement plan. However, these limitations do not apply to a single taxpayer with adjusted gross income of $25,000 or less or married taxpayers with adjusted gross income of $40,000 or less (if they file a joint tax return). Taxpayers with adjusted gross income less than $10,000 in excess of these amounts may deduct a portion of their IRA contributions. The nondeductible portion is calculated by reference to the amount of the taxpayer's income above $25,000 (single) or $40,000 (married) as a percentage of $10,000.

     Contributions must be made in cash no later than April 15 following the close of the tax year. No annual contribution is permitted for the year in which the investor reaches age 70 1/2 or any year thereafter.

     In addition to annual contributions, total distributions and certain partial distributions from certain employer-sponsored retirement plans may be eligible to be reinvested into an IRA if the reinvestment is made within 60 days of receipt of the distribution by the taxpayer. Such rollover contributions are not subject to the limitations on annual IRA contributions described above.

PENSION AND PROFIT-SHARING PLANS

     Prototype   corporate   pension  or   profit-sharing   plans   meeting  the
requirements of Internal Revenue Code Section 401(a) are available. Information concerning these plans may be obtained from the Distributor.

403(b) RETIREMENT PLANS

     Employees of public school systems and tax-exempt organizations meeting the requirements of Internal Revenue Code Section 501(c)(3) may purchase shares of the Funds or of the other Funds in the Security Group under a Section 403(b) Plan. Section 403(b) Plans are subject to numerous restrictions on the amount that may be contributed, the persons who are eligible to participate and on the time when distributions may commence.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEPPs)

     A prototype SEPP is available for corporations, partnerships or sole proprietors desiring to adopt such a plan for purchases of IRAs for their employees. Employers establishing a SEPP may contribute a maximum of $30,000 a year to an IRA for each employee. This maximum is subject to a number of limitations.

FINANCIAL STATEMENTS

     The audited financial statements of the Funds, which are contained in the Funds' September 30, 1995 Annual Report, and the unaudited financial statements of the Funds, which are contained in the Fund's March 31, 1996 Semiannual Report, are incorporated herein by reference. A copy of the Annual Report dated September 30, 1995, and a copy of the Semiannual Report dated March 31, 1996, is provided to every person requesting a Statement of Additional Information.

                                   APPENDIX A


DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

                                   APPENDIX B


REDUCED SALES CHARGES

CLASS A SHARES

     Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Funds alone or in combination with Class A shares of certain other Security Funds.

     For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention (also referred to as a "Letter of Intent"), the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION

     A Purchaser may combine all previous purchases with his or her contemplated current purchases of Class A Shares of a Fund, for the purpose of determining the sales charge applicable to the current purchase. For example, an investor who already owns Class A shares of a Fund either worth $30,000 at the applicable current offering price or purchased for $30,000 and who invests an additional $25,000, is entitled to a reduced front-end sales charge of 4.75% on the latter purchase. The Underwriter must be notified when a sale takes place which would qualify for the reduced charge on the basis of previous purchases subject to confirmation of the investor's holding through the Fund's records. Rights of accumulation apply also to purchases representing a combination of the Class A shares of the Funds, Security Income Fund or Security Tax-Exempt Fund in those states where shares of the Fund being purchased are qualified for sale.

STATEMENT OF INTENTION

     A Purchaser may sign a Statement of Intention, which may be signed within 90 days after the first purchase to be included thereunder, in the form provided by the Underwriter covering purchases of Class A shares of the Funds, Security Income Fund or Security Tax-Exempt Fund to be made within a period of 13 months (or a 36-month period for purchases of $1 million or more) and thereby become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. The shares so held may be redeemed by the Funds if the investor is required to pay additional sales charges which may be due if the amount of purchases made by the Purchaser during the period the Statement is effective is less than the total specified in the Statement of Intention.

     A Statement of Intention may be revised during the 13-month period (or a 36-month period for purchases of $1 million or more). Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. The Statement is not a binding obligation upon the investor to purchase or any Fund to sell the full indicated amount. A Statement of Intention form may be obtained from the Funds. An investor considering signing such an agreement should read the Statement of Intention carefully.

REINSTATEMENT PRIVILEGE

     Stockholders who redeem their Class A shares of the Funds have a one-time privilege (1) to reinstate their accounts by purchasing shares without a sales charge up to the dollar amount of the redemption proceeds, or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Funds, Security Income Fund and Security Tax-Exempt Fund, without a sales charge up to the dollar amount of the redemption proceeds. Written notice and a check in the amount of the reinvestment from eligible stockholders wishing to exercise this reinstatement privilege must be received by a fund within 30 days after the redemption request was received (or such longer period as may be permitted by rules and regulations promulgated under the Investment Company Act of 1940). The reinstatement or exchange will be made at the net asset value next determined after the reinvestment is received by the Fund. Stockholders making use of the reinstatement privilege should note that any gains realized upon the redemption will be taxable while any losses may be deferred under the "wash sale" provision of the Internal Revenue Code.

SECURITY
FUNDS

SEMIANNUAL
REPORT

MARCH 31, 1996

*  SECURITY
   GROWTH AND
   INCOME FUND

*  SECURITY EQUITY
   FUND
   -EQUITY SERIES
   -GLOBAL SERIES
   -ASSET
    ALLOCATION
    SERIES

*  SECURITY ULTRA
   FUND

[SDI Logo]

                    PRESIDENT'S COMMENTARY
--------------------------------------------------------------------------------
                    MAY 15, 1996

SECURITY
FUNDS


Dear Shareholders:

The six months just completed were a positive period for the equity markets. In general, stocks of larger companies outperformed those of midsized and smaller ones, as can be seen in their respective index returns. The Dow Jones Industrial Average, indicative of stock prices of large companies, increased 18.04%. Although not quite as impressive, but very attractive nonetheless, the Standard and Poor's 500 Index which represents midsized companies rose 11.71%. The S&P Midcap Growth index was up 5.05% over the period. Exemplifying the global markets, the Morgan Stanley Capital International World Index increased 8.15%.

THE USE OF BENCHMARKS IN PORTFOLIO MANAGEMENT

Our equity portfolio management team uses benchmark indexes (with the exception of the Dow Jones Average, included here for informational purposes) as a risk control device to help our portfolio managers understand where pockets of outperformance or underperformance in their portfolios are occurring. Backtesting of our funds' performance numbers has shown that if we outperform these benchmarks we should rank consistently above the median average of our funds' respective peer groups. We feel that this use of benchmarks is helping us achieve more consistent performance over time.

THE FISCAL YEAR BEGINS WITH A FAVORABLE ECONOMIC BACKDROP

In 1995 the economic  climate of slow but steady

                           [PICTURE OF JOHN CLELAND]
                                  JOHN CLELAND
                                   PRESIDENT

growth and declining interest rates, combined with the realization of increased profits resulting from corporate restructurings, led to outstanding returns in the stock market. These favorable conditions carried over into early 1996 until mid-February, when interest rates began an upward climb. Anecdotal reports showed some indications that economic activity was accelerating, which led the bond markets to believe that the Federal Reserve would not be able to continue lowering interest rates as they had hoped. Stock market participants worry about higher interest rates because of their impact on corporate expenses and profits, as well as their dampening effect on economic growth. Also contributing to rising interest rates was a perception that Congress had lost its focus on shrinking the overall role of the Federal government. The low interest-rate environment had been a major psychological prop of the strong markets.

We believe that the productivity improvement theme which resulted from corporate restructuring and downsizing still has a good while to run. This improvement will give corporations the ability to continue to increase earnings even if economic growth stagnates. Market analysts have already scaled back earnings estimates based on their slow-growth scenarios. This makes moderate gains in earnings look even more favorable when compared with these reduced forecasts, and can add upward momentum to the markets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    MAY 15, 1996

SECURITY
FUNDS

THE GLOBAL MARKET PERFORMANCE OUTLOOK IS BRIGHT

The  productivity  improvement  theme we've  mentioned  has been  present in the
United States for a number of years. This same idea--downsizing and restructuring of corporations in order to get the most productivity from the least number of workers--is just beginning to take hold in Europe and Asia. In the past, the corporation was a "social net" for its workers in many foreign countries. Jobs and benefits were guaranteed for life. These firms are now realizing that if they are to survive in a competitive world, this must change.

This improvement process will be a major factor in the returns of global markets over the next several years. As corporations trim excess expenses, profits will increase just as they did in the U.S. This will drive the global markets to generate very attractive returns, in our estimation, for many years to come. As we have seen in our own country, the benefits of corporate restructurings are not a short-term phenomenon.

WHAT'S AHEAD FOR INVESTMENT MARKETS

We think that the climate will continue to be positive for the stock and bond markets. We expect sustained domestic economic growth, a slow pickup in the global economies, and a continued absence of inflationary pressures. We anticipate a return to lower interest rate levels or, at worst, interest rates remaining about where they are now. The equity markets should continue their climb to higher levels, but in all likelihood at a slower pace than in 1995.

Volatility will be an ever-present companion to investors--it is difficult for the markets to accommodate the greatly increased volume of daily trading activity. We believe liquidity in the markets will always be available, but increased price fluctuation is the cost of the ability to trade at will.

We continue to emphasize the difference in being a trader and being an investor. We encourage our shareholders to think of themselves as investors, with long term objectives in mind. With an investment plan that carries you through the next five to ten years and beyond, the impact of daily volatility is negligible. The important thing is the long-term trend of share prices. We feel that the proper building blocks are in place for an excellent investment climate for many years to come.

Sincerely,

JOHN CLELAND

John Cleland
President

--------------------------------------------------------------------------------

                   MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
                   MAY 15, 1996

SECURITY
GROWTH AND
INCOME FUND


To Our Shareholders:

The first half of fiscal year 1996 has been rewarding for shareholders, with your fund appreciating 11.09% over the six-month period beginning October 1, 1995.* This compares favorably with the Lipper Growth and Income Funds' peer group average of 10.2%, and with the 10.26% return of our internal benchmark index, a blend of 80% Standard and Poor's 500 Index and 20% Lehman Brothers BB Rated Bond Index.

During the first three months of the fiscal year (October, November, and December), the portfolio slightly underperformed its peers. Although the bond portion of the portfolio did better than its benchmark, it held back the fund as a whole as the equity market returns surpassed those of bonds. A gradual shift from value-oriented stocks to growth stocks toward the end of 1995 and through early 1996 helped improve performance.

HOW THE PORTFOLIO LOOKS NOW

The portfolio balance is now tilted toward high-quality growth issues. Profit margins have reached record highs as many corporate restructurings have been completed, and further revenue growth will be difficult for some companies to achieve. We actively seek out those firms which have solid earnings records and excellent prospects for continuing growth, such as McDonald's and Procter and Gamble.

Some value stocks still remain in the portfolio. We maintain a large weighting (about 4%) in the portfolio in the aerospace-defense industry. This sector is currently out of favor, as many investors expect defense spending to decline with government cutbacks. They overlook the fact that some of these companies have a large industrial base which keeps earnings stable. They have

            [PICTURE OF SECURITY MANAGEMENT GROWTH AND INCOME TEAM]
                 THE SECURITY MANAGEMENT GROWTH AND INCOME TEAM
             CHUCK LAUBER, TERRY MILBERGER, TOM SWANK, JOHN CLELAND

gone through restructurings and made acquisitions to augment growth.

Rising commodity prices have been in the news frequently in the last few months. We have suffered by not having a significant presence in energy stocks as oil prices have risen. Holding such names as Deere, Monsanto, and Potash Corporation have helped as agricultural commodity prices have gone up.

THE FIXED INCOME COMPONENT OF THE PORTFOLIO

The high yield bond component of the fund has outperformed its benchmark index consistently through the last six months. Overall fund performance was held back because of this component, however, as equity markets have been stronger than bond markets. The fund reaped the benefits of U.S. West's buyout of Continental Cablevision, whose bonds soared in value on the news. Bonds of capital goods producing companies such as Sequa Corporation, a maker of jet engine components, have performed well through the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    MAY 15, 1996

SECURITY
GROWTH AND
INCOME FUND


                                  PERFORMANCE

period. Consumer noncyclical issuers such as Penn Traffic, a food supermarket chain, have added to total return as well. The portfolio benefitted by not owning utility bonds. As utility companies split into various parts, the stockholders may prosper but bondholders generally suffer as revenue streams are divided. Utilities comprise almost 13% of our benchmark bond index. Our underweighting thus increased our return relative to the index.

OUR PLANS FOR THE SECOND HALF

Looking ahead to the balance of this fiscal year, we plan to stay with high quality, predictable growth companies. We expect the economy to continue along the path of moderate growth, perhaps in the 2% to 2.5% range. We are considering moving to a slightly smaller average capitalization in the portfolio, adding some mid-cap names to our present holdings. The larger companies have already done very well in stock price appreciation, and we feel that on a relative basis the smaller companies may be better values at this time. The financial sector looks more attractive now for appreciation potential; interest rates have risen recently and we expect them to recede to their previous levels. This would be favorable for profits of banks and insurance companies.

As always, we invite your questions and comments.


Terry Milberger
Senior Portfolio Manager


Tom Swank
Portfolio Manager

                                TOP 5 HOLDINGS**

                                                         % of
                                                      NET ASSETS

                 U. S. Robotics Corporation              1.8%
                 Monsanto Company                        1.7%
                 Praxair, Inc.                           1.7%
                 General Electric Company                1.6%
                 Omnicom Group, Inc.                     1.6%
               **At March 31, 1996


                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1996

                                   1 YEAR          5 YEARS          10 YEARS

    A Shares                       28.88%           9.83%            8.60%

    A Shares with sales charge     21.49%           8.54%            7.96%

    B Shares                       27.59%           8.10%             N/A
                                                 (10-19-93)
                                              (since inception)

    B Shares with CDSC             22.59%           6.63%             N/A
                                                 (10-19-93)
                                              (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

                    MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
                    MAY 15, 1996

SECURITY EQUITY
FUND-
EQUITY SERIES


To Our Shareholders:

In the latter part of fiscal year 1995, anticipating an earnings slowdown in 1996, we positioned the portfolio to focus on stable growth issues such as financial services, consumer products and healthcare, whose earnings tend to hold up regardless of economic activity. This strategy has served us well in the first six months of the current fiscal year. During this period your fund has increased 15.12%, compared with the Lipper peer group average of 7.73%, and an 11.71% return for the Standard and Poor's 500 index.*

Our outlook for the stock markets has remained the same since the last report. A few cyclical stocks have performed well, but those companies which have shown consistent earnings growth have contributed the most to the strong market returns. The Equity Series portfolio currently is invested about 90% in growth companies of this type and approximately 10% in value names, a departure from our typical 75%/25% long term strategy.

ACTIONS TAKEN IN THE PORTFOLIO

Early in the six-month period just completed, we began lowering our weighting in technology. This helped our performance relative to our benchmark index, the S&P 500 Index, as the luster of technology investing faded. We still participate in some areas of the technology sector, such as our investment in Microsoft which represents the software segment. We also like computer service companies that benefit from corporate outsourcing trends. One such company is Computer Sciences, a firm that processes payrolls for corporations.

Among the technology issues we sold was IBM, which had performed well for us, rising from 95 to 120 since early October. However, IBM's revenue growth is now expected to slow in the months ahead as many corporations pare back their capital spending plans. We will avoid other companies whose sales are dependent on capital spending, as well.

Within the small portion of our portfolio that is still invested in value stocks, we hold companies that we consider to be undervalued by the markets. One such issue is U.S. Industries, a conglomerate that is in the process of restructuring. As they reevaluate their various components and pare down those that are not profitable, their overall prospects will improve along with their earnings. U.S. Industries also fits well with our emphasis on medium-sized firms.

INFLUENCES ON RECENT STOCK MARKET PERFORMANCE

Because interest rates have risen over the past three months, prices of financial stocks have been hurt. We feel that rates will come back down in the months

              [PICTURE OF THE SECURITY MANAGEMENT LARGE CAP TEAM]
                     THE SECURITY MANAGEMENT LARGE CAP TEAM
                  JOHN CLELAND, TERRY MILBERGER, CHUCK LAUBER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    MAY 15, 1996

SECURITY EQUITY
FUND-
EQUITY SERIES

                                   PERFORMANCE

ahead and issues of banking and insurance companies should profit from this reversal. We now own stock in Equitable Companies, and are considering other stocks in the financial sector.

In economic climates of slow growth such as we are now experiencing, we look for companies whose earnings increases are not dependent on the economy. These firms will profit from specific achievements within rather than from general market growth. One of our holdings, a hotel-casino complex called Mirage Resorts, is an outstanding example of this type of growth. Mirage is expanding its properties in Las Vegas, and will add significant incremental earnings from this company-specific growth.

OUR THOUGHTS ABOUT THE SECOND HALF

We plan to continue with our present strategy through the second half of the fiscal year, assuming that we have no economic surprises. We will actively seek high quality companies with records of consistent earnings growth. We will also shift a portion of assets into medium-sized firms which have more upside potential in their stock prices. Their large-cap counterparts experienced the most appreciation in the past year, making mid-caps more attractive on a relative basis.

We appreciate the privilege of managing your investment dollars. We will do our best to continue to earn your confidence.


Terry Milberger
Senior Portfolio Manager


                       SECURITY EQUITY SERIES VS. S&P 500
                                TOP 5 HOLDINGS**

                                                       % of
                                                    NET ASSETS

                  Allied-Signal, Inc.                  1.8%
                  Frontier Corporation                 1.8%
                  General Electric Company             1.8%
                  Deere & Company                      1.7%
                  American Home Products
                    Corporation                        1.6%
                  **At March 31, 1996


                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1996

                                   1 YEAR          5 YEARS          10 YEARS

    A Shares                       36.36%          16.38%            14.36%

    A Shares with sales charge     28.46%          15.00%            13.68%

    B Shares                       35.10%          16.33%             N/A
                                                 (10-19-93)
                                              (since inception)

    B Shares with CDSC             30.10%          15.01%             N/A
                                                 (10-19-93)
                                              (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

                    MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
                    MAY 15, 1996

SECURITY
EQUITY FUND -
GLOBAL SERIES


To Our Shareholders:

The Global Series enjoyed a strong first half of the fiscal year, gaining 10.25%.* Our benchmark index, the Morgan Stanley Capital International World Index, rose 8.15% in the same period. Despite its low weighting in U.S. stocks, the Global Series performed well because of strong stock selection in countries such as Japan, as well as large gains in Polish equities.

THE CURRENT GLOBAL INVESTMENT PICTURE

Global equity markets have continued their bullish trends, ignoring a sharp rise in world bond yields. The U.S. economy remains in excellent shape, operating at full employment. Corporate America has become highly competitive, and the U.S. budget deficit is now the lowest among G-7 nations. Conversely, European economies are suffering from structurally high unemployment--German joblessness reached a record 10.8% in March. Responding to intense global competition, European companies are finally restructuring. Headcount is being reduced, mergers are becoming more commonplace, production is being moved to lower cost regions such as Eastern Europe, and technology is increasing efficiencies. These trends portend a favorable outlook for profit growth in Europe, once downsizing is accomplished.

Japanese growth has finally turned upward after five difficult years. Gross domestic product grew 3.6% last quarter, benefitting from several factors. Since mid-1995 the Bank of Japan has been aggressively adding liquidity to the banking system. Interest rates are at record low levels, stimulating economic growth and allowing the troubled Japanese banking system to improve vulnerable balance sheets. Fiscal spending of

          [PICTURE OF RICHARD SALER]         [PICTURE OF ALAN WAPNICK]
                RICHARD SALER                      ALAN WAPNICK
              PORTFOLIO  MANAGER                 PORTFOLIO MANAGER

$130 billion is entering the economy as construction spending is rising. Finally, the reversal of the yen from 80 to the dollar last March to current level of 108 has helped corporate Japan regain some lost competitiveness and profits.

WORLD GROWTH AND INFLATION

World growth is likely to increase as we move toward 1997. We expect the U.S. economy to accelerate during the year as unemployment remains low, the backlog of auto inventories has fallen, and personal income is strengthening. Japan, the world's second largest economy, is finally providing a major stimulus to world growth, and economic activity there should continue to rise. Although European growth will lag the U.S. and Japan, economic activity is probably near trough levels. Spurred by excess global liquidity in 1995 and stronger growth in the U.S. and Japan, European growth should improve in the latter half of 1996.

An extended acceleration in global growth could create problems for world equity markets, increasing the likelihood of rising inflation. Key commodities such as grains and oil have already experienced sharp price increases. Given U.S. employment at current levels, increased economic growth may finally force wages up. Japanese growth may also threaten current positive global liquidity trends: as expansion takes hold, the Bank of Japan will reduce its massive liquidity injections

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    MAY 15, 1996

SECURITY
EQUITY FUND -
GLOBAL SERIES

                                   PERFORMANCE

which have been a major underpinning for global markets since mid-1995.

OUTLOOK FOR THE COMING MONTHS

The Global Series remains underweight in U.S. equities. We expect U.S. profit growth to be in single digits at best in 1996 and probably into 1997. Factoring in this slow profit outlook and rising bond yields, U.S. stocks look expensive. Japanese equities should continue to benefit from the stimulative monetary policy of 1995 and 1996. Japan will be one of the few markets to enjoy strong profit growth in the current year. We believe earnings will be better than expectations as sales accelerate.

Stock selection will be more challenging in Europe, particularly if U.S. equities suffer a sharp correction. However, Europe is undergoing structural change toward a more investor friendly bias. Restructuring will provide great opportunities in the years ahead as profitability should rise to new heights. Eastern Europe, particularly Poland, will enjoy rapid growth as their low cost production capability attracts foreign direct investment and leads to increases in their standard of living.

We remain cautious in Southeast Asia due to its high correlation with U.S. stocks and bonds. Asian stocks are not cheap and competition is becoming fierce. Finally, the Global Series remains partially hedged out of Japanese yen due to our expectations of further dollar strength.


Richard Saler and Alan Wapnick
Portfolio Managers

                    PORTFOLIO BREAKDOWN BY COUNTRY (TOP 5)**

                                                    % of
                                                 NET ASSETS

                    Japan                          23.4%
                    United States                  19.8%
                    France                          5.6%
                    Germany                         4.3%
                    United Kingdom                  4.2%
                    **At March 31, 1996


                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1996

                                          1 YEAR          SINCE INCEPTION

      A Shares                            18.94%               8.59%
                                                             (10-1-93)

      A Shares with sales charge          12.09%               6.04%
                                                             (10-1-93)

      B Shares                            17.80%               7.91%
                                                             (10-19-93)

      B Shares with CDSC                  12.80%               6.43%
                                                             (10-19-93)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S. which have been a major underpinning for global markets since mid-1995.

--------------------------------------------------------------------------------

                    MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
                    MAY 15, 1996

SECURITY
EQUITY FUND -
ASSET ALLOCATION
SERIES


To Our Shareholders:

The most recent addition to Security Equity Fund, the Asset Allocation Series, performed well in the first half of the fiscal year. With a total return of 6.33%, it compared favorably with the 6.13% average of its Lipper peer group.* Those broad sectors contributing the most to the Series' total return were U.S. equities, foreign equities and real estate. The weakest areas were U.S. bonds and cash. We had no allocation during the period to foreign bonds or gold.

THE BENEFITS OF SECTOR DIVERSIFICATION

One of the primary attractions of an asset allocation fund is reduced risk through diversification. For example, the bond markets have been the weakest-performing sectors during the six month period. Because the allocation to U.S. bonds has been only 15% and none to international bonds, the effect on the total return of the portfolio has not been serious. Conversely, equity markets both here and abroad have done quite well. This favorable performance was captured in the 37.6% U.S. equity and 32.4% foreign stock and foreign stock index futures apportionments of the portfolio.

Of course, the diversification goes beyond allocation among the seven broad sectors. Within these sectors, additional breakdowns spread risk even further. The U.S. equity market portion at the end of March contained twelve different industries, the largest of which were computers, electronics, recreation and leisure, and building materials. The foreign investments were divided among Japan, Germany, Hong Kong, Belgium, and the United Kingdom.

                            [PICTURE OF JANE TEDDER]
                                  JANE TEDDER
                               PORTFOLIO MANAGER

FREQUENCY OF CHANGES IN ALLOCATION GUIDELINES

The purpose of our asset allocation fund is not to forecast every slight change in the various markets, but to look at broad longer-term trends. As you know, we have retained Meridian Investment Management Corporation in Englewood, Colorado to provide research on sector allocation for the Asset Allocation Series. Since the inception of the fund on June 1, 1995, Meridian has suggested only three allocation shifts. These three have all been in designations within the broad sectors, rather than in the sectors themselves.

In October of 1995, Meridian changed their allotments within U.S. equities, indicating that electrical equipment stocks should be sold and the proceeds reinvested in telecommunications issues. Many companies in this sector have since benefitted from speculation about possible mergers or other events arising from recent industry deregulation. In January it was suggested that we sell our appliance stocks and place the resulting funds in exchange-traded real estate investment trusts (REITs). As interest rates subsequently rose, appliance manufacturing stocks weakened on fears that home sales would decline. Conversely, REIT prices rose in anticipation of increased cash flows from higher mortgage interest rates.

The third allocation shift was within the international equity sector. Meridian advised us on March 26 to reduce our holdings in the United Kingdom by half, placing the proceeds from the sales in cash temporarily until another sector emerged as a strong buy candidate. Meridian was not looking negatively on the U.K. market.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    MAY 15, 1996

SECURITY
EQUITY FUND -
ASSET ALLOCATION
SERIES


                    [TEMPLETON LOGO]         [MERIDIAN LOGO]

Research provided by Meridian Investment Management Corporation and Templeton/Franklin Investment Services, Inc. Templeton/Franklin's research is derived from research provided by a third party which is analyzed and monitored by Templeton/Franklin.

                                  PERFORMANCE

at the time; rather, they thought we should take profits in the issues which had performed very well in those markets which had risen sharply

THE OUTLOOK FOR THE MONTHS AHEAD

The investment professionals at both Security Management Company and Meridian think foreign stocks are still fairly valued and present attractive buying opportunities. The best pockets of value are perhaps to be found in Europe and Asia, and particularly in Germany and Japan. We do not view the recent rise in interest rates as the beginning of a long-term upward spiral, but rather as a temporary increase. We see more reasons for lower rates than for higher levels, and feel that stock values will go up when rates move back down.

Although the Meridian team thinks the prospects for foreign bonds are positive, they are not recommending that we invest in that sector at present because they feel that the other areas will perform much better. They add that since gold is such a volatile holding, the outlook must be extremely positive for gold prices before we designate funds to that area.

Security Management Company, Meridian and Templeton/Franklin continue to work hard to take advantage of opportunities that await us now and in the future.


Jane Tedder
Senior Portfolio Manager

                                   ASSET MIX**

                                                         % of
                                                      NET ASSETS

               U. S. Equities                           38.25%
               Foreign Stocks                           29.65%
               U. S. Government and Agencies            14.86%
               Real Estate                              11.93%
               Cash                                      5.31%
               **At March 31, 1996


                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1996
                                 SINCE INCEPTION
                                (not annualized)

                  A Shares                             12.08%
                                                      (6-1-95)

                  A Shares with sales charge            5.63%
                                                      (6-1-95)

                  B Shares                             11.19%
                                                      (6-1-95)

                  B Shares with CDSC                    6.19%
                                                      (6-1-95)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

--------------------------------------------------------------------------------

                    MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
                    MAY 15, 1996

SECURITY
ULTRA
FUND


To Our Shareholders:

Since mid-February the stock markets have been favoring small and midsized companies. For Ultra Fund investors this has been a welcome relief from last fall and early winter when stocks of major corporations outperformed considerably. This preference for big companies dimmed toward the end of 1995 and through early 1996 when the economy appeared to be weak, with fading prospects for earnings growth in large firms. Security Ultra Fund mirrored the behavior of the small-cap markets with a total return of -2.88% in the first quarter of the fiscal year, followed by an increase of 7.05% in the three months ending March 30.*

INVESTORS TURN TO SMALL AND MIDSIZED COMPANIES

The pickup in economic activity since mid-February and better earnings growth in small and midsized companies have helped these markets outperform their large-cap counterparts. Additionally, the recent rise in U.S. interest rates caused the dollar to strengthen; multinational corporations with foreign subsidiaries fell out of favor with equity investors because of their currency exposures. This, too, brought investors to the smaller companies, most of which have little or no currency risk because they typically have no foreign operations. Mutual funds investing in aggressive growth companies experienced increased cash inflows as investors recognized the attractiveness of these markets.

FINDING VALUE IN REJECTED SECTORS

We have been seeking out companies whose stock prices were beaten down in late 1995 but whose fundamentals remained strong. For example, we have found value in the retail sector. Because shopping

              [PICTURE OF THE SECURITY MANAGEMENT SMALL CAP TEAM]
                     THE SECURITY MANAGEMENT SMALL CAP TEAM
          LARRY VALENCIA, FRANK WHITSELL, CINDY SHIELDS, JOHN CLELAND

activity was generally sluggish during the 1995 holiday season, stocks of many retail firms lagged the markets considerably. Sales have looked better in recent months because in comparison with last year's weak figures even modest increases look attractive. In addition, an early Easter shopping season and larger income tax refunds have boosted spring sales. We have increased our retail portion of the portfolio to 7.6%, up from 4% earlier in the year.

One of our favorite retailers is Kohl's Department Stores, a company benefitting from geographic expansion. Their stores are located in strip shopping malls instead of large enclosed malls, and carry brand-name items at attractive prices. Another company we like, Men's Wearhouse, primarily sells suits and other business attire, focusing on name brands for less. Many specialty retailers of this kind of apparel have gone out of business because of the move to casual dress, so more purchasers of business clothing are coming to Men's Wearhouse for their needs. They not only find traditional business attire, but also learn that Men's Wearhouse can teach them how to dress casually as well.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    MAY 15, 1996

SECURITY
ULTRA
FUND


                                   PERFORMANCE

A second example of out-of-favor sectors with pockets of value is technology. On a sector-wide basis it has continued to perform poorly, although it has stabilized a bit in early 1996. We have avoided areas in this sector such as commodity semiconductor companies which have suffered from inventory overstocking, but have found other parts of the sector attractive. Cascade Communications, a maker of wide area network switches, is up almost 58% in the first quarter of 1996. Their equipment allows companies with multiple offices nationwide to dial into their computer networks from any location. Makers of business intelligent tools, such as Cognos, Inc., have also performed well by serving developing needs of computer users. Cognos manufactures software which allows quicker, more cost effective access to and sorting of large quantities of data warehoused in a central location.

OUR PLANS FOR THE REST OF THE YEAR

As we continue through the fiscal year we plan to keep larger weights in the sectors where we find good growth prospects. Currently these areas include healthcare, business services and technology. We will seek companies who have consistent earnings and dominant technology positions in their industry. We may also shift our average market capitalization down somewhat, since we expect smaller companies to outperform their larger counterparts over the next several months.

We appreciate your investment in Ultra Fund and in the Security Family of Mutual Funds.


Cindy Shields
Portfolio Manager

                                TOP 5 HOLDINGS**

                                                        % of
                                                     NET ASSETS

                 Worldcom, Inc.                         2.7%
                 Sunglass Hut International             1.9%
                 Staples, Inc.                          1.9%
                 Dura Pharmaceuticals, Inc.             1.8%
                 Sonat, Inc.                            1.7%
                 **At March 31, 1996


                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1996

                                   1 YEAR          5 YEARS          10 YEARS

    A Shares                       23.45%          10.54%            5.56%

    A Shares with sales charge     16.38%           9.25%            4.94%

    B Shares                       21.81%           7.08%             N/A
                                                 (10-19-93)
                                              (since inception)

    B Shares with CDSC             16.81%           5.59%             N/A
                                                 (10-19-93)
                                              (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1996
(UNAUDITED)

                        SECURITY GROWTH AND INCOME FUND

PRINCIPAL                                                              MARKET
 AMOUNT       CORPORATE BONDS                                          VALUE

              COMMUNICATIONS - 5.3%
$1,000,000    Century Communications, 9.50% - 2005...............    $ 1,017,500
 1,000,000    Continental Cablevision, Inc., 8.875% - 2005.......      1,070,000
   500,000    Comcast Corporation, 9.125% - 2006.................        498,750
   250,000    Heritage Media, 8.75% - 2006.......................        241,563
 1,000,000    Rogers Communications, Inc., 10.875% - 2004........      1,040,000
                                                                     -----------
                                                                       3,867,813

              CONSUMER GOODS & SERVICES - 0.8%
 1,000,000    International Semi-Tech, 0% - 20031................        600,000

              DIVERSIFIED - 1.3%
 1,000,000    Sequa Corporation, 9.375% - 2003...................        977,500

              FINANCE - 2.0%
 1,000,000    Home Holdings, 7.75% - 1998........................        937,500
   500,000    Keystone Group, Inc., 9.75% - 2003.................        488,750
                                                                     -----------
                                                                       1,426,250

              FOOD & BEVERAGES - 1.4%
   500,000    Cott Corporation, 9.375% - 2005....................        495,000
   500,000    TLC Beatrice, 11.5% - 2005.........................        507,500
                                                                     -----------
                                                                       1,002,500

              GROCERY STORES - 1.4%
 1,000,000    Penn Traffic Company, 10.65% - 2004................        995,000

              HOTELS - 1.3%
   900,000    Harrahs Entertainment, 8.75% - 2000................        928,125

              MEDICAL & HEALTH SERVICES - 0.7%
   500,000    Healthsouth Rehabilitation Corporation,
                9.50% - 2001.....................................        525,000

              NATURAL GAS - 1.4%
   500,000    Crown Central Petroleum, 10.875% - 2005............        517,500
   500,000    Seagull Energy Corporation, 8.625% - 2005..........        482,500
                                                                     -----------
                                                                       1,000,000

              PUBLISHING & PRINTING - 1.1%
 1,000,000    Marvel Holdings, 0% - 1998.........................        760,000

PRINCIPAL
AMOUNT OR
NUMBER OF                                                              MARKET
 SHARES       CORPORATE BONDS (CONTINUED)                              VALUE

              REAL ESTATE - 0.3%
  $250,000    Chelsea GCA Realty, Inc., 7.75% - 2001.............    $   248,125

              RESTAURANTS - 0.7%
  $500,000    Carrols Corporation, 11.5% - 2003..................        515,000

              STEEL AND METAL PRODUCTS - 0.7%
  $500,000    Weirton Steel Corporation, 11.50% - 1998...........        515,625
                                                                     -----------
              Total corporate bonds - (cost $12,964,712) - 18.4%.     13,360,938

              PREFERRED STOCK

              BANKING & CREDIT - 1.6%
    10,000    First Nationwide Bank..............................     1,115,000
                                                                     -----------
              Total preferred stock - (cost $1,051,250) - 1.6%...      1,115,000

              COMMON STOCKS

              ADVERTISING - 1.6%

    25,000    Omnicom Group, Inc.................................      1,125,000

              AEROSPACE & DEFENSE - 4.4%
    10,000    Lockheed Martin Corporation........................        758,750
    10,000    McDonnell Douglas Corporation......................        916,250
    15,000    Raytheon Company...................................        768,750
    12,000    Rockwell International Corporation.................        706,500
                                                                     -----------
                                                                       3,150,250

              BANKING & FINANCE - 2.5%
    10,000    BankAmerica Corporation............................        775,000
    15,000    Chemical Banking Corporation.......................      1,057,500
                                                                     -----------
                                                                       1,832,500

              CASINOS - 1.2%
    20,000    Mirage Resorts, Inc.*..............................        877,499

              CHEMICALS - BASIC -3.0%
    15,000    Hercules, Inc......................................        930,000
     8,000    Monsanto Company...................................      1,228,000
                                                                     -----------
                                                                       2,158,000

              CHEMICALS - SPECIALTY - 4.0%
    30,000    Cabot Corporation..................................        915,000
    20,000    Morton International, Inc..........................        767,500
    30,000    Praxair, Inc.......................................      1,196,250
                                                                     -----------
                                                                       2,878,750

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1996
(UNAUDITED)

                        SECURITY GROWTH AND INCOME FUND
                                  (CONTINUED)

NUMBER OF                                                              MARKET
 SHARES       COMMON STOCKS (CONTINUED)                                VALUE

              COMMUNICATION EQUIPMENT - 1.8%
    10,000    U.S. Robotics Corporation*.........................    $ 1,292,500

              COMPUTER SERVICES - 3.3%
    20,000    Ceridian Corporation*..............................        860,000
    10,000    Computer Sciences Corporation*.....................        703,750
    15,000    General Motors Corporation, (CI.E).................        855,000
                                                                     -----------
                                                                       2,418,750

              COMPUTER SOFTWARE - 2.4%
     8,000    Microsoft Corporation*.............................        825,000
    20,000    Oracle Corporation*................................        942,500
                                                                     -----------
                                                                       1,767,500

              COMPUTER SYSTEMS - 1.5%
    10,000    International Business Machines Corporation........      1,111,250

              CONGLOMERATE - 5.5%
    15,000    AlliedSignal, Inc..................................        886,875
    15,000    American Standard Companies*.......................        438,750
    20,000    Cooper Industries, Inc.............................        780,000
    30,000    Dial Corporation...................................        840,000
    50,000    U.S. Industries, Inc.*.............................      1,037,500
                                                                     -----------
                                                                       3,983,125

              CONSUMER SERVICES - 0.7%
    30,000    ADT, Ltd.*.........................................        528,750

              ELECTRICAL MACHINERY & ELECTRONIC COMPONENTS - 1.6%
    15,000    General Electric Company...........................      1,168,125

              ELECTRONICS -1.4%
    20,000    Varian Associates, Inc.............................        997,500

              ENTERTAINMENT - 2.0%
    30,000    Carnival Corporation (CI.A)........................        825,000
    10,000    The Walt Disney Company............................        638,750
                                                                     -----------
                                                                       1,463,750

              FERTILIZER - 0.9%
    10,000    Potash Corporation of Saskatchewan, Inc............        625,000

              FINANCE - 1.1%
    24,000    Federal National Mortgage Association..............        765,000

              FOOD & BEVERAGES- 6.1%
    15,000    Anheuser-Busch Companies, Inc......................      1,010,625
    15,000    CPC International, Inc.............................      1,040,625
    20,000    Heinz (H.J.) Company...............................        662,500
    17,000    PepsiCo, Inc.......................................      1,075,250
    20,000    Sara Lee Corporation...............................        652,500
                                                                     -----------
                                                                       4,441,500

NUMBER OF                                                              MARKET
 SHARES       COMMON STOCKS (CONTINUED)                                VALUE

              FOOD WHOLESALE - 0.0%
       600    Earthgrains Company*...............................    $    17,925

              HOSPITAL MANAGEMENT & SERVICES - 1.2%
    15,000    Columbia HCA Healthcare Corporation................        866,250

              HOUSEHOLD FURNISHING - 1.2%
    40,000    Leggett & Platt, Inc...............................        915,000

              HOUSEHOLD PRODUCTS - 1.2%
    10,000    Procter & Gamble Company...........................        847,500

              INSURANCE - 1.8%
    20,000    Equitable Companies, Inc...........................        485,000
    15,000    Jefferson-Pilot Corporation........................        808,125
                                                                     -----------
                                                                       1,293,125

              MACHINERY - 1.4%
    25,000    Deere & Company....................................      1,043,750

              MANUFACTURING - 1.5%
    10,000    Corning, Inc.......................................        350,000
    30,000    Pall Corporation...................................        768,750
                                                                     -----------
                                                                       1,118,750

              MEDICAL INSTRUMENTS & SUPPLIES - 2.0%
    15,000    Allergan, Inc......................................        553,125
    20,000    Baxter International, Inc..........................        905,000
                                                                     -----------
                                                                       1,458,125

              NATURAL GAS - 1.4%
    25,000    Coastal Corporation................................        987,500

              OIL & GAS PIPELINES - 0.8%
    10,000    Mapco, Inc.........................................        558,750

              PHARMACEUTICALS - 5.1%
    10,000    American Home Products Corporation.................      1,083,750
    13,000    Merck & Company, Inc...............................        809,250
    25,000    Pharmacia & Upjohn, Inc............................        996,875
    15,000    SmithKline Beecham PLC ADR.........................        772,500
                                                                     -----------
                                                                       3,662,375

              PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.5%
    15,000    Eastman Kodak Company..............................      1,065,000

              RESTAURANTS & FOOD SERVICE - 2.3%
    20,000    McDonald's Corporation.............................        960,000
    40,000    Wendy's International, Inc.........................        725,000
                                                                     -----------
                                                                       1,685,000

              RETAIL TRADE - 3.2%
    20,000    Albertson's, Inc...................................        742,500
    30,000    Federated Department Stores, Inc.*.................        967,500
    20,000    Walgreen Company...................................        652,500
                                                                     -----------
                                                                       2,362,500

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1996
(UNAUDITED)

                        SECURITY GROWTH AND INCOME FUND
                                  (CONTINUED)

NUMBER OF                                                              MARKET
 SHARES       COMMON STOCKS (CONTINUED)                                VALUE

              TELECOMMUNICATIONS - 3.6%
    15,000    AT&T Corporation...................................    $   918,750
    35,000    Frontier Corporation...............................      1,102,500
    15,000    Sprint Corporation.................................        570,000
                                                                     -----------
                                                                       2,591,250

              TRANSPORTATION - 2.1%
    10,000    Burlington Northern Santa Fe.......................        821,250
    10,000    Union Pacific Corporation..........................        686,250
                                                                     -----------
                                                                       1,507,500

              UTILITIES-ELECTRIC - 0.9%
    25,000    Kansas City Power & Light Company..................        637,500

              WHOLESALE TRADE - 1.1%
    25,000    Sysco Corporation..................................        821,875

              Total common stock - (cost $44,065,383) - 77.3%....     56,024,424
                                                                     -----------
              Total investments - (cost $58,081,345) - 97.3%.....     70,500,362
              Cash and other assets, less liabilities - 2.7%.....      1,975,501
                                                                     -----------
              Total net assets - 100.0%..........................    $72,475,863
                                                                     ===========

                      SECURITY EQUITY FUND - EQUITY SERIES

              COMMON STOCKS

              ADVERTISING - 1.7%
   200,000    Omnicom Group, Inc.................................   $  9,000,000

              AEROSPACE & DEFENSE - 5.5%
   100,000    Lockheed Martin Corporation........................      7,587,500
    90,000    McDonnell Douglas Corporation......................      8,246,250
   140,000    Raytheon Company...................................      7,175,000
   100,000    Rockwell International Corporation.................      5,887,500
                                                                    ------------
                                                                      28,896,250

              BANKING & FINANCE - 4.6%
   100,000    BankAmerica Corporation............................      7,750,000
   120,000    Chemical Banking Corporation.......................      8,460,000
    30,000    Wells Fargo & Company..............................      7,830,000
                                                                    ------------
                                                                      24,040,000

              CASINOS - 1.2%
   150,000    Mirage Resorts, Inc.*..............................      6,581,250

                      SECURITY EQUITY FUND - EQUITY SERIES
                                  (CONTINUED)

NUMBER OF                                                              MARKET
 SHARES       COMMON STOCKS (CONTINUED)                                VALUE

              CHEMICALS - BASIC - 2.9%
   120,000    Hercules, Inc......................................   $  7,440,000
    50,000    Monsanto Company...................................      7,675,000
                                                                    ------------
                                                                      15,115,000

              CHEMICALS - SPECIALTY - 4.2%
   240,000    Cabot Corporation..................................      7,320,000
   170,000    Morton International, Inc..........................      6,523,750
   200,000    Praxair,Inc........................................      7,975,000
                                                                    ------------
                                                                      21,818,750

              COMMUNICATION EQUIPMENT - 1.5%
    60,000    U.S. Robotics Corporation*.........................      7,755,000

              COMPUTER SERVICES - 4.2%
   150,000    Ceridian Corporation*..............................      6,450,000
   100,000    Computer Sciences Corporation*.....................      7,037,500
   150,000    General Motors Corporation, (Cl.E).................      8,550,000
                                                                    ------------
                                                                      22,037,500

              COMPUTER SOFTWARE - 1.9%
    65,000    Microsoft Corporation*.............................      6,703,125
    75,000    Oracle Corporation*................................      3,534,375
                                                                    ------------
                                                                      10,237,500

              CONGLOMERATE - 6.0%
   160,000    AlliedSignal, Inc..................................      9,460,000
   150,000    American Standard Companies*.......................      4,387,500
   120,000    Canadian Pacific, Ltd..............................      2,400,000
   170,000    Cooper Industries, Inc.............................      6,630,000
   400,000    U.S. Industries, Inc.*.............................      8,300,000
                                                                    ------------
                                                                      31,177,500

              CONSUMER SERVICES - 1.0%
   300,000    ADT, Ltd.*.........................................      5,287,500

              ELECTRICAL MACHINERY & ELECTRONIC COMPONENTS - 1.8%
   120,000    General Electric Company...........................      9,345,000

              ELECTRONICS - 1.3%
   140,000    Varian Associates, Inc.............................      6,982,500

              ENTERTAINMENT - 2.2%
   240,000    Carnival Corporation (CI.A)........................      6,600,000
    80,000    The Walt Disney Company............................      5,110,000
                                                                    ------------
                                                                      11,710,000

              FERTILIZER - 1.1%

    90,000    Potash Corporation of Saskatchewan, Inc............      5,625,000

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1996
(UNAUDITED)

                      SECURITY EQUITY FUND - EQUITY SERIES
                                  (CONTINUED)

NUMBER OF                                                              MARKET
 SHARES       COMMON STOCKS (CONTINUED)                                VALUE

              FINANCE - 1.2%
    50,000    Federal National Mortgage Association..............   $  6,375,000

              FOOD & BEVERAGES - 6.4%
   100,000    Anheuser-Busch Companies, Inc......................      6,737,500
   100,000    CPC International, Inc.............................      6,937,500
   150,000    Heinz (H.J.) Company...............................      4,968,750
   130,000    PepsiCo, Inc.......................................      8,222,500
   200,000    Sara Lee Corporation...............................      6,525,000
                                                                    ------------
                                                                      33,391,250

              FOOD WHOLESALE - 0.0%
     4,000    Earthgrains Company*...............................        119,500

              HOSPITAL MANAGEMENT & SERVICES - 2.3%
   200,000    Caremark International, Inc........................      5,025,000
   125,000    Columbia HCA Healthcare Corporation................      7,218,750
                                                                    ------------
                                                                      12,243,750

              HOUSEHOLD PRODUCTS - 2.2%
   100,000    Gillette Company...................................      5,175,000
    75,000    Procter & Gamble Company...........................      6,356,250
                                                                    ------------
                                                                      11,531,250

              INSURANCE - 4.7%
    80,000    American International Group, Inc..................      7,490,000
   240,000    Equitable Companies, Inc...........................      5,820,000
   127,500    Jefferson-Pilot Corporation........................      6,869,063
   133,000    TIG Holdings, Inc..................................      4,322,500
                                                                    ------------
                                                                      24,501,563

              MACHINERY - 1.7%
   210,000    Deere & Company....................................      8,767,500

              MANUFACTURING - 1.7%
    90,000    Corning, Inc.......................................      3,150,000
   217,500    Pall Corporation...................................      5,573,438
                                                                    ------------
                                                                       8,723,438

              MEDICAL INSTRUMENTS & SUPPLIES - 3.0%
   200,000    Allergan, Inc......................................      7,375,000
   180,000    Baxter International, Inc..........................      8,145,000
                                                                    ------------
                                                                      15,520,000

              MOTOR VEHICLES & EQUIPMENT - 0.7%
   110,000    Ford Motor Company.................................      3,781,250

              NATURAL GAS - 1.3%
   170,000    Coastal Corporation................................      6,715,000

              OIL & GAS PIPELINES - 1.3%
   120,000    Mapco, Inc.........................................      6,705,000

NUMBER OF                                                              MARKET
 SHARES       COMMON STOCKS (CONTINUED)                                VALUE

              PAINT & ALLIED PRODUCTS - 1.5%
   175,000    Sherwin-Williams Company...........................   $  7,765,625

              PETROLEUM REFINING - 2.9%
    70,000    Mobil Corporation..................................      8,111,250
    50,000    Royal Dutch Petroleum Company ADR..................      7,062,500
                                                                    ------------
                                                                      15,173,750

              PHARMACEUTICALS - 6.5%
    80,000    American Home Products Corporation.................      8,670,000
   115,000    Merck & Company, Inc...............................      7,158,750
   200,000    Pharmacia & Upjohn, Inc............................      7,975,000
    90,000    Schering-Plough Corporation........................      5,231,250
   100,000    SmithKline Beecham ADR PLC.........................      5,150,000
                                                                    ------------
                                                                      34,185,000

              PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.4%
   100,000    Eastman Kodak Company..............................      7,100,000

              RESTAURANTS & FOOD SERVICE - 2.6%
   170,000    McDonald's Corporation.............................      8,160,000
   305,000    Wendy's International, Inc.........................      5,528,125
                                                                    ------------
                                                                      13,688,125

              RETAIL TRADE - 5.8%
   200,000    Albertson's, Inc...................................      7,425,000
   235,000    Federated Department Stores, Inc.*.................      7,578,750
    50,000    May Department Stores Company (The)................      2,412,500
   220,000    Safeway, Inc.*.....................................      6,270,000
   200,000    Walgreen Company...................................      6,525,000
                                                                    ------------
                                                                      30,211,250

              SHOES - 0.9%
    60,000    Nike, Inc. (Cl.B)..................................      4,875,000

              TELECOMMUNICATIONS - 2.7%
   300,000    Frontier Corporation...............................      9,450,000
   125,000    Sprint Corporation.................................      4,750,000
                                                                    ------------
                                                                      14,200,000

              TOYS & SPORTING GOODS - 0.8%
   162,500    Mattel, Inc........................................      4,407,813

              TRANSPORTATION - 2.6%
    85,000    Burlington Northern Santa Fe.......................      6,980,625
   100,000    Union Pacific Corporation..........................      6,862,500
                                                                    ------------
                                                                      13,843,125

              WHOLESALE TRADE - 0.8%
   130,000    Sysco Corporation..................................      4,273,750
                                                                    ------------
              Total common stocks - (cost $359,881,289) - 96.1%..    503,706,689

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1996
(UNAUDITED)

                      SECURITY EQUITY FUND - EQUITY SERIES
                                  (CONTINUED)

PRINCIPAL
AMOUNT OR
NUMBER OF                                                              MARKET
 SHARES       COMMERCIAL PAPER                                         VALUE

  $900,000    South Carolina Electric & Gas Company,
                5.195%, 4-11-96..................................   $    898,441
                                                                    ------------
              Total commercial paper - (cost $898,441) - 0.2%....        898,441
                                                                    ------------
              Total investments - (cost $360,779,730) - 96.3%....    504,605,130
              Cash and other assets, less liabilities - 3.7%.....     19,231,090
                                                                    ------------
              Total net assets - 100.0%..........................   $523,836,220
                                                                    ============

                      SECURITY EQUITY FUND - GLOBAL SERIES

              PREFERRED STOCKS

              GERMANY - 1.6%
     2,300    Fielmann AG*.......................................    $   109,375
     1,130    SAP AG*............................................        162,741
       228    Sto AG.............................................        104,872
                                                                     -----------
                                                                         376,988
                                                                     -----------

              Total preferred stocks - (cost $409,816) - 1.6%....        376,988

              COMMON STOCKS

              AUSTRALIA - 0.5%
    25,600    QBE Insurance Group Ltd............................        127,906

              AUSTRIA - 2.3%
     4,900    Bank Austria AG*...................................        216,149
     4,100    Creditanstalt-Bankverein*..........................        263,176
       300    Wolford AG*........................................         60,232
                                                                     -----------
                                                                         539,557

              CANADA - 0.6%
     8,200    Jetform Corporation*...............................        142,475

              CHILE - 1.2%
    18,800    Banco Osorno y La Union ADR........................        291,400

              FRANCE - 5.6%
     2,160    Alcatel Alstho*....................................        200,418
       931    Cetelem............................................        181,686
        70    Grand Optical Photoservice.........................          8,207
     4,000    Lafarge*...........................................        265,024
     4,400    SGS-Thomson Microelectronics N.V*..................        155,644

                      SECURITY EQUITY FUND - GLOBAL SERIES
                                  (CONTINUED)

NUMBER OF                                                              MARKET
 SHARES       COMMON STOCKS (CONTINUED)                                VALUE

              FRANCE (CONTINUED)
       500    Sidel S.A.*........................................    $   127,782
     2,120    Soclete Generale de Surveillance Holdings S.A. "B"*        235,930
     1,900    Synthelabo*........................................        149,901
                                                                     -----------
                                                                       1,324,592

              GERMANY - 2.7%
     9,200    Continental AG.....................................        161,975
       420    Daimler-Benz AG*...................................        228,465
     1,160    G.M. Pfaff AG*.....................................         63,650
       540    Hoechst AG*........................................        191,316
                                                                     -----------
                                                                         645,406

              GREECE - 0.8%
     3,900    Ergo Bank S.A.*....................................        191,200

              HONG KONG - 0.6%
   160,000    National Mutual Asia, Ltd..........................        145,846

              HUNGARY - 1.1%
    15,400    OTP Rt.*...........................................        153,581
     2,600    Pick Szeged Rt.*...................................        123,391
                                                                     -----------
                                                                         276,972

              INDONESIA - 1.2%
    86,500    PT Kawasan Industri Jababeka.......................        144,352
    51,500    PT Semen Ciblnog*..................................        144,031
                                                                     -----------
                                                                         288,383

              IRELAND - 2.2%
    31,400    Allied Irish Banks Plc.............................        158,105
   148,300    Jefferson Smurfit..................................        359,359
                                                                     -----------
                                                                         517,464

              ISRAEL - 1.6%
        80    Africa-Israel Investments, Ltd.*...................         81,032
    17,000    Clal Industries Ltd................................         97,272
     2,120    Koor Industries Ltd................................        201,630
                                                                     -----------
                                                                         379,934

              ITALY - 0.8%
    15,000    Bulgari SPA........................................        188,948

              JAPAN - 23.4%
    26,000    Amada Company, Ltd.................................        274,093
     6,400    Amway Japan, Ltd...................................        322,418
     4,000    CSK Corporation....................................        108,592
     4,000    H.I.S. Company, Ltd................................        226,514
    30,000    Hlno Motors, Ltd...................................        265,883
    89,000    Kawasaki Kisen Kaisha, Ltd.........................        300,569
    81,000    Kawasaki Steel Corporation.........................        289,421
    28,000    Komatsu Fork Lift Company, Ltd.....................        191,996

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1996
(UNAUDITED)

                      SECURITY EQUITY FUND - GLOBAL SERIES
                                  (CONTINUED)

NUMBER OF                                                              MARKET
 SHARES       COMMON STOCKS (CONTINUED)                                VALUE

              JAPAN (CONTINUED)

    20,000    Matsushita Electric Industrial Company, Ltd........    $   324,657
    14,000    Matsushita Refrigeration Company, Ltd..............        104,749
    15,000    Matsuzakaya Company, Ltd...........................        169,326
    73,000    Mitsui Engineering and Shipbuilding................        215,888
        80    NTT Data Communications Systems Corporation........        243,306
     9,000    National House Industrial Corporation..............        152,813
    25,000    Nippon Chemi-Con Corporation.......................        156,265
     9,000    Nippon Electric Glass Company, Ltd.................        164,568
    83,000    Nippon Steel Corporation...........................        284,952
    10,000    Nitto Denko Corporation............................        147,402
     8,800    Paris Mlkl, Inc....................................        336,599
     2,600    Ryohin Keikaku Company, Ltd........................        206,176
    33,000    Shinmaywa Industries, Ltd..........................        292,471
     3,700    Sony Corporation...................................        220,571
    11,000    Sumitomo Forestry Company..........................        168,299
    38,000    Sumitomo Reality and Development Company...........        291,053
    12,000    Yamato Kogyo Company, Ltd..........................        114,190
                                                                     -----------
                                                                       5,572,771

              MEXICO - 2.1%
   221,000    Grupo Industrial Maseco S.A. de C.V.*..............        186,223
    38,900    Tubos De Acero De Mexico S.A. ADR*.................        306,338
                                                                     -----------
                                                                         492,561

              NETHERLANDS - 4.1%
     8,100    ABN AMRO Holdings N.V.*............................        402,795
     2,900    Baan Company, N.V.*................................        167,656
    11,400    Elsevier N.V.......................................        174,483
     6,750    Philips Electronics N.V............................        245,417
                                                                     -----------
                                                                         990,351

              NEW ZEALAND - 1.5%
   215,100    Brierley Investments, Ltd..........................        205,046
    47,500    Fisher & Paykel Industries, Ltd....................        152,011
                                                                     -----------
                                                                         357,057

              NORWAY - 1.8%
    32,300    Fokus Banken AS*...................................        176,357
    19,800    Saga Petroleum AS*.................................        253,280
                                                                     -----------
                                                                         429,637

NUMBER OF                                                              MARKET
 SHARES       COMMON STOCKS (CONTINUED)                                VALUE

              PHILIPPINES - 1.7%
   230,100    C & P Homes, Inc...................................    $   173,918
   374,500    Filinvest Land, Inc.*..............................        175,569
   110,100    Universal Robina Corporation*......................         53,723
                                                                     -----------
                                                                         403,210

              POLAND - 3.0%
     8,900    Bank Rozwoju Eksportu S.A.*........................        189,369
     2,500    Bank Slaski S.A.*..................................        176,989
     8,700    Debica S.A.*.......................................        212,039
     1,520    Zaklady Plwowarski w Zywcu S.A.*...................        125,250
                                                                     -----------
                                                                         703,647

              PORTUGAL - 1.3%
    14,300    Portugal Telecom S.A. ADR*.........................        322,976

              RUSSIA - 0.5%
     5,900    Lukoll Oil Company ADR*............................        111,097

              SOUTH AFRICA - 0.7%
     2,900    Rustenburg Platinum Holdings, Ltd..................         51,037
     6,666    Rustenburg Platinum Holdings, Ltd. ADR.............        117,291
                                                                     -----------
                                                                         168,328

              SPAIN - 1.9%
     5,500    Repsol S.A.........................................        207,397
    15,400    Telefonica de Espana...............................        244,444
                                                                     -----------
                                                                         451,841

              SWEDEN - 0.8%
     4,250    Astra AB...........................................        196,611

              SWITZERLAND - 2.2%
       150    Nestle S.A.........................................        169,103
        21    Roche Holdings AG*.................................        174,293
       165    Union Bank of Switzerland..........................        182,964
                                                                     -----------
                                                                         526,360

              THAILAND - 1.3%
    31,000    Krung Thai Bank Public Company, Ltd.*..............        146,128
    18,800    Total Access Communication PLC*....................        165,440
                                                                     -----------
                                                                         311,568

              UNITED KINGDOM - 4.2%
   157,500    Aegis Group Plc*...................................        110,609
    22,800    Antofagasta Holdings Plc...........................        126,355
     9,700    Bluebird Toys Plc*.................................         41,910
    22,200    D.F.S. Furniture Company Plc.......................        163,024

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1996
(UNAUDITED)

                      SECURITY EQUITY FUND - GLOBAL SERIES
                                  (CONTINUED)

NUMBER OF                                                              MARKET
 SHARES       COMMON STOCKS (CONTINUED)                                VALUE

              UNITED KINGDOM (CONTINUED)
    13,400    RTZ Corporation Plc................................    $   194,144
     1,700    SmithKline Beecham ADR.............................         87,550
    72,500    Tomkins Plc........................................        280,035
                                                                     -----------
                                                                       1,003,627

              UNITED STATES - 19.8%
     1,000    AMR Corporation*...................................         89,500
     1,600    AlliedSignal, Inc..................................         94,600
     1,600    Aluminum Company of America........................        100,200
     2,200    American Express Company...........................        108,625
     1,000    American International Group.......................         93,625
     1,700    Amgen, Inc.*.......................................         98,706
     1,900    Bank of New York Company, Inc......................         97,850
     1,200    Boeing Company.....................................        103,950
     4,900    Borders Group, Inc.*...............................        139,650
     2,000    Boston Scientific Corporation*.....................         92,000
       900    Chubb Corporation..................................         84,488
     1,200    Citicorp...........................................         96,000
     1,300    Computer Associates International, Inc.............         93,113
     1,400    Conseco, Inc.......................................        101,325
     2,000    Crown Cork & Seal Company, Inc.....................         97,500
     2,800    Deere & Company....................................        116,900
     2,100    Diamond Offshore Drilling, Inc.*...................         90,038
     1,200    Digital Equipment Corporation*.....................         66,150
     2,400    Dole Food Company..................................         92,400
     2,200    Dover Corporation..................................        100,650
     3,100    Ecolab, Inc........................................         93,000
     1,800    Eli Lilly & Company................................        117,000
     1,200    FMC Corporation*...................................         90,150
     1,600    Fluor Corporation..................................        109,200
     1,500    Hercules, Inc......................................         93,000
     1,400    Hershey Foods Corporation..........................        104,300
     1,900    Honeywell, Inc.....................................        104,975
     1,600    Intel Corporation..................................         90,900
     1,100    Johnson & Johnson..................................        101,475
     1,300    Lockheed Martin Corporation........................         98,638
     2,900    Loral Corporation..................................        142,100
     1,800    Meredith Corporation...............................         74,250
     2,200    Millipore Corporation..............................         84,150
       900    Mobil Corporation..................................        104,288

NUMBER OF                                                              MARKET
 SHARES       COMMON STOCKS (CONTINUED)                                VALUE

              UNITED STATES, (CONTINUED)
     1,200    NationsBank Corporation............................    $    96,150
     1,300    Nike, Inc. (Cl. B).................................        105,625
     1,600    PepsiCo, Inc.......................................        101,200
     1,700    Pioneer Hi-Bred International, Inc.................         89,463
     1,000    Procter & Gamble Company...........................         84,750
     1,500    Ralston Purina Group...............................        100,312
     1,900    Raytheon Company...................................         97,372
     2,600    Safeco Corporation.................................         87,263
     3,200    Safeway, Inc.*.....................................         91,200
     1,200    Schlumberger, Ltd..................................         94,950
     2,100    Service Corporation International..................        102,375
     2,200    Union Carbide Corporation..........................        109,175
     2,200    Williams Companies, Inc............................        110,825
       600    Xerox Corporation..................................         75,300
                                                                     -----------
                                                                       4,710,656
                                                                     -----------

              Total common stocks - (cost $19,929,654) - 91.5%...     21,812,381
                                                                     -----------
              Total investments - (cost $20,339,470) - 93.1%.....     22,189,369
              Cash and other assets less liabilities - 6.9%......      1,653,744
                                                                     -----------
              Total net assets - 100.0%..........................    $23,843,113
                                                                     ===========

INVESTMENT CONCENTRATION

At March 31, 1996, Global Series' investment concentration, by industry, was as follows:

Banking................................................................    12.5%
Capital Equipment......................................................    11.3%
Consumer Durables......................................................     8.4%
Consumer Nondurables...................................................     7.1%
Construction and Housing...............................................     1.4%
Electrical and Electronics.............................................     4.9%
Energy.................................................................     3.7%
Environmental Technology...............................................     0.4%
Financial Services.....................................................     5.1%
Healthcare and Personal Care...........................................     4.3%
Materials..............................................................    11.4%
Merchandising..........................................................     5.1%
Multi-Industry.........................................................     4.6%
Real Estate............................................................     2.6%
Services...............................................................     5.6%
Telecommunications.....................................................     3.1%
Transportation.........................................................     1.6%
Cash and other assets, less liabilities................................     6.9%
                                                                          ------
Total net assets.......................................................   100.0%
                                                                          ======
                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1996
(UNAUDITED)

                 SECURITY EQUITY FUND - ASSET ALLOCATION SERIES

PRINCIPAL
AMOUNT OR
NUMBER OF                                                              MARKET
 SHARES       CORPORATE BONDS                                          VALUE

              BROKERAGE - 1.2%
   $50,000    Merrill Lynch, 8.0% - 2007.........................     $   53,437

              FINANCIAL SERVICES - 0.6%
   $25,000    MCN Investment Corporation, 6.32% - 2003...........         24,219
                                                                      ----------

              Total corporate bonds (cost $78,785) - 1.8%                 77,656

              COMMON STOCKS

              AUTO PARTS & SUPPLIES - 2.9%
     1,400    Dana Corporation...................................         46,725
       400    Eaton Corporation..................................         24,100
       800    Modine Manufacturing Company.......................         21,200
     1,500    Simpson Industries.................................         14,062
     1,000    Walbro Corporation.................................         20,375
                                                                      ----------
                                                                         126,462

              BUILDING MATERIALS - 3.5%
       400    Ameron, Inc........................................         14,950
     1,100    Apogee Enterprises, Inc............................         23,925
       700    Armstrong World Industries, Inc....................         43,487
       700    Crane Company......................................         28,263
       600    Owens-Corning Corporation*.........................         24,075
     1,200    Ply Gem Industries.................................         17,550
                                                                      ----------
                                                                         152,250

              CHEMICALS - BASIC - 3.1%
       300    Arco Chemical Company..............................         15,562
       200    Dow Chemicals......................................         17,375
       300    DuPont (E.I.) de Nemours & Company.................         24,900
       600    Lyondell Petrochemical Company.....................         18,300
       300    Olin Corporation...................................         26,100
       600    Union Carbide Corporation..........................         29,775
                                                                      ----------
                                                                         132,012

              COMPUTER SYSTEMS - 4.3%
       500    Apple Computer, Inc................................         12,281
       500    Compaq Computer Corporation*.......................         19,312
       400    Dell Computer Corporation*.........................         13,400
       300    Hewlett-Packard Company............................         28,200
       400    International Business Machines Corporation........         44,450
       500    Quantum Corporation*...............................          9,000
       500    SCI Systems, Inc.*.................................         18,313
       600    Sequent Computer Systems, Inc.*....................          6,975
       600    Sun Microsystems, Inc.*............................         26,250
       700    Tandem Computers, Inc.*............................          6,213
                                                                      ----------
                                                                         184,394

NUMBER OF                                                              MARKET
 SHARES       COMMON STOCKS (CONTINUED)                                VALUE

              ELECTRONICS - 4.2%
       300    AMP, Inc...........................................     $   12,412
       700    Arrow Electronics, Inc.*...........................         32,900
       600    Augat, Inc.........................................         10,500
       800    Avnet, Inc.........................................         38,600
     1,000    Core Industries, Inc...............................         14,750
       200    Fluke (John) Manufacturing Company.................          7,625
       400    Harris Corporation.................................         24,750
       600    Pioneer Standard Electronics, Inc..................          9,225
       300    Varian Associates, Inc.............................         14,963
       400    Wyle Electronics...................................         13,850
                                                                      ----------
                                                                         179,575

              ENTERTAINMENT - 0.6%
       400    The Walt Disney Company............................         25,550

              HOUSING - HOME BUILDING - 2.8%
       750    Clayton Homes, Inc.................................         15,656
       700    Fleetwood Enterprises, Inc.........................         17,325
     1,200    Hechinger Company..................................          4,350
       500    Hughes Supply, Inc.................................         14,312
       400    Lowes Companies, Inc...............................         14,300
       400    Oakwood Homes Corporation..........................         19,850
       600    PPG Industries, Inc................................         29,325
       100    Sherwin-Williams Company...........................          4,438
                                                                      ----------
                                                                         119,556

              MACHINERY - 4.0%
     1,500    Baldwin Technology, Inc.*..........................          6,281
       900    Bearings, Inc......................................         25,538
       300    Briggs & Stratton Corporation......................         12,938
       700    Commercial Intertech Corporation...................         13,212
       700    Dover Corporation..................................         32,025
       500    Gatx Corporation...................................         23,000
       800    Graco, Inc.........................................         15,600
       600    Parker-Hannifin Corporation........................         22,500
       600    Trinova Corporation................................         19,125
                                                                      ----------
                                                                         170,219

              MINING & METALS - 2.6%
       300    Alcan Aluminum, Ltd................................          9,675
       300    Aluminum Company of America........................         18,787
       300    Asarco, Inc........................................         10,500
       300    Ashland Coal, Inc..................................          7,012
       700    Phelps Dodge Corporation...........................         48,038
       300    Reynolds Metals Company............................         17,738
                                                                      ----------
                                                                         111,750

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1996
(UNAUDITED)

                 SECURITY EQUITY FUND - ASSET ALLOCATION SERIES
                                  (CONTINUED)

PRINCIPAL
AMOUNT OR
NUMBER OF                                                              MARKET
 SHARES       COMMON STOCKS (CONTINUED)                                VALUE

              RECREATION - 3.6%
     1,400    Brunswick Corporation..............................     $   32,200
     1,300    CPI Corporation....................................         20,800
       800    Harcourt General, Inc..............................         36,300
       800    Harley Davidson, Inc...............................         31,100
       800    King World Productions, Inc.*......................         33,100
                                                                      ----------
                                                                         153,500

              SHOES - 2.6%
     2,000    J Baker, Inc.......................................         15,000
     1,100    Brown Group, Inc...................................         14,850
       500    Nike, Inc. (Cl. B).................................         40,625
       700    Reebok International, Ltd..........................         19,338
       800    Wolverine Worldwide, Inc...........................         22,400
                                                                      ----------
                                                                         112,213

              STEEL - 2.2%
       500    Birmingham Steel Corporation.......................          7,375
       400    Carpenter Technology...............................         15,400
       400    Cleveland Cliffs, Inc..............................         17,700
       400    Commercial Metals Company..........................         11,500
       300    Lukens Steel Company...............................          7,462
       100    Nucor Corporation..................................          5,913
       800    Quanex Corporation.................................         17,500
     1,000    Steel Technologies, Inc............................         11,750
                                                                      ----------
                                                                          94,600

              TELECOMMUNICATIONS - 1.9%
       400    Ameritech Corporation..............................         21,800
       300    Bell Atlantic Corporation..........................         18,525
       500    GTE Corporation....................................         21,938
       400    NYNEX Corporation..................................         19,950
                                                                      ----------
                                                                          82,213
                                                                      ----------
              Total common stocks - (cost $1,613,922) - 38.3%....      1,644,294

              U.S. GOVERNMENT & AGENCIES

              FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.4%
  $100,000    7.0% - 2020........................................         99,312
  $ 50,000    7.0% - 2021........................................         48,776
                                                                      ----------
                                                                         148,088

              FINANCING CORPORATION - 0.6%
  $ 75,000    0% - 2010..........................................         26,503

              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.4%
  $ 46,511    6.5% - 2018........................................         44,443
  $ 50,000    6.5% - 2018........................................         48,421
  $130,000    6.95% - 2020.......................................        125,850
  $ 40,000    7.5% - 2020........................................         40,012
  $100,000    8.8% - 2025........................................        102,531
                                                                      ----------
                                                                         361,257

PRINCIPAL
AMOUNT OR
NUMBER OF                                                              MARKET
 SHARES       U.S. GOVERNMENT & AGENCIES (CONTINUED)                   VALUE

              U.S. TREASURY BILLS - 18.6%
  $800,000    4.85% - 4-4-96.....................................     $  739,349
              4.87% - 4-4-96.....................................         59,947
                                                                      ----------
                                                                         799,296

              U.S. TREASURY NOTES - 0.6%
  $ 25,000    6.38% - 2002.......................................         25,144
                                                                      ----------

              Total U.S. government & agencies
                (cost $1,362,183) - 31.6%........................      1,360,288

              REAL ESTATE INVESTMENT TRUSTS
     1,000    BRE Properties, Inc................................         35,500
     3,400    Cambridge Shopping Centres, Ltd....................         21,835
     1,800    Federal Realty Investment Trust....................         40,050
     4,000    First Union Real Estate Investment Trust...........         29,000
     1,700    HRE Properties.....................................         25,712
     1,900    MGI Properties, Inc................................         31,825
     3,100    New Plan Realty Trust..............................         63,938
     1,400    Pennsylvania Real Estate Investment Trust..........         29,400
     2,000    Santa Anita Realty Enterprises, Inc................         30,500
     2,700    Security Capital Pacific Trust.....................         59,400
     3,600    United Realty Trust Dominion.......................         52,650
     2,000    Washington Real Estate Investment Trust............         32,000
     1,700    Weingarten Realty Investors........................         60,988
                                                                      ----------

              Total real estate investment trusts
                (cost $504,631) - 11.9%..........................        512,798

              FOREIGN STOCKS

              BELGIUM - 5.6%
       200    Fortis AG..........................................         24,390
       100    Cementbedrijven Cimenteries........................         39,881
       500    Delhaize - Le Lion.................................         21,193
       100    Electrabel.........................................         22,314
       250    Gevaert Photo Productions..........................         15,409
       100    Petrofina SA.......................................         28,082
       150    Royale Belgium.....................................         30,158
       100    Solvay SA..........................................         57,268
                                                                      ----------
                                                                         238,695

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1996
(UNAUDITED)

                 SECURITY EQUITY FUND - ASSET ALLOCATION SERIES
                                  (CONTINUED)

NUMBER OF                                                              MARKET
 SHARES       FOREIGN STOCKS (CONTINUED)                               VALUE

              HONG KONG - 5.8%

     3,600    Bank of East Asia..................................     $   12,337
     5,000    Cathay Pacific Airways.............................          8,793
     4,000    China Light & Power Company........................         18,052
     8,000    Chinese Estates....................................          7,242
     4,000    Dicksons Concept International.....................          4,397
     4,000    Hong Kong & Shanghai Hotels........................          6,543
    18,410    Hong Kong Telecommunications.......................         36,782
     8,000    Hutchinson Whampoa Limited.........................         50,485
     2,000    Kumagai Gumi.......................................          1,784
     2,000    Lai-Sun Garment International......................          2,289
     3,000    Oriental Press Group...............................          1,358
     2,000    Peregrine Investment Holdings......................          3,220
     8,000    Sun Hung Kai Properties............................         71,641
    12,000    Tai Cheung Holdings................................         10,940
     2,000    Wing Lung Bank.....................................         13,901
                                                                      ----------
                                                                         249,764
                                                                      ----------

              Total foreign stocks (cost $466,121) - 11.4%.......        488,459

              TEMPORARY CASH INVESTMENTS
   204,000    Chase Master Note Program..........................        204,000
                                                                      ----------

              Total temporary cash investments -
                (cost $204,000) - 4.7%...........................        204,000
                                                                      ----------
              Total investments - (cost $4,229,642) - 99.7%......      4,287,495
              Cash and other assets, less liabilities - 0.3%.....         12,294
                                                                      ----------
              Total net assets - 100.0%..........................     $4,299,789
                                                                      ==========

                              SECURITY ULTRA FUND

              COMMON STOCKS

              ADVERTISING - 0.6%
     6,000    Omnicom Group, Inc.................................    $   382,500

              BANKS & TRUSTS - 1.4%
    18,000    State Street Boston Corporation....................        900,000

              BIOTECHNOLOGY - 1.9%
    12,500    Amgen, Inc.*.......................................        726,562
     9,500    Genzyme Corporation/General Division...............        522,500
                                                                     -----------
                                                                       1,249,062

                              SECURITY ULTRA FUND
                                  (CONTINUED)

NUMBER OF                                                              MARKET
 SHARES       COMMON STOCKS (CONTINUED)                                VALUE

              BROKERAGE - 1.5%
    38,000    Schwab (Charles) Corporation.......................    $   973,750

              BUSINESS SERVICES - 9.3%
     3,500    ABR Information Services, Inc.*....................        162,750
     6,500    APAC Teleservices, Inc.*...........................        463,125
     9,500    Cintas Corporation.................................        475,000
    11,000    Corrections Corp of America*.......................        627,000
    31,500    Equifax, Inc.......................................        633,937
    15,030    First Data Corporation.............................      1,059,615
    11,500    Flightsafety International.........................        641,125
     5,000    HBO & Company......................................        471,250
    13,500    PMT Services, Inc.*................................        324,000
     9,000    Paychex, Inc.......................................        526,500
    13,500    Snap-on, Inc.......................................        631,125
                                                                     -----------
                                                                       6,015,427

              CHEMICALS - SPECIALTY - 3.6%
    17,000    Cabot Corporation..................................        518,500
    15,200    IMC Global, Inc....................................        554,800
    16,000    Praxair, Inc.......................................        638,000
    11,000    Sigma-Aldrich......................................        629,750
                                                                     -----------
                                                                       2,341,050

              COMMUNICATION EQUIPMENT - 6.9%
    11,000    Ascend Communications, Inc.*.......................        592,625
    17,500    Aspect Telecommunications*.........................        800,625
     9,000    Cascade Communications Corporation*................        807,750
    25,000    General Instruments Corporation*...................        684,375
    14,500    Tellabs, Inc.*.....................................        701,437
     6,700    U.S. Robotics Corporation*.........................        865,975
                                                                     -----------
                                                                       4,452,787

              COMPUTER SOFTWARE - 10.0%
    13,000    America Online, Inc.*..............................        728,000
     8,000    Atria Software, Inc.*..............................        438,000
     3,500    Business Objects SA ADR*...........................        297,500
    12,000    Cadence Design Sys, Inc.*..........................        529,500
    13,500    Cambridge Tech Partners, Inc.*.....................        771,187
    13,000    Cognos, Inc.*......................................        737,750
    29,500    Informix Corporation*..............................        778,062
    18,000    Parametric Technology Corporation*.................        704,250
     6,000    Peoplesoft, Inc.*..................................        345,000
     6,500    Rational Software Corporation*.....................        256,750
     9,000    Structural Dynamics Research*......................        303,750
    22,500    Viasoft, Inc.*.....................................        632,813
                                                                     -----------
                                                                       6,522,562

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1996
(UNAUDITED)

                              SECURITY ULTRA FUND
                                  (CONTINUED)

NUMBER OF                                                              MARKET
 SHARES       COMMON STOCKS (CONTINUED)                                VALUE

              COMPUTER SYSTEMS - 1.9%
    14,000    SCI Systems, Inc.*.................................    $   512,750
     9,500    Seagate Technology, Inc.*..........................        520,125
     5,000    Verifone, Inc.*....................................        210,000
                                                                     -----------
                                                                       1,242,875

              DRUGS - 2.7%
    23,000    Dura Pharmaceuticals, Inc.*........................      1,141,375
    10,000    Elan Corporation PLC ADR*..........................        642,500
                                                                     -----------
                                                                       1,783,875

              ELECTRONICS - 1.9%
    15,000    Thermo Electron Corporation*.......................        892,500
     6,500    Varian Associates, Inc.............................        324,188
                                                                     -----------
                                                                       1,216,688

              ENERGY - 1.7%
    30,500    Sonat, Inc.........................................      1,098,000

              FINANCIAL SERVICES - 1.6%
    18,000    Franklin Resources, Inc............................      1,026,000

              FOOD PROCESSING - 0.8%
    20,000    IBP, Inc...........................................        512,500

              HEALTH CARE - 6.2%
    16,000    Cardinal Health, Inc...............................      1,060,125
     9,500    McKesson Corporation...............................        486,875
    15,000    Medpartners/Mullikins, Inc.*.......................        427,500
    16,000    Occusystems, Inc.*.................................        364,000
     6,000    Omnicare, Inc......................................        323,250
     8,300    Parexel International Corporation*.................        358,975
    10,000    Phycor, Inc.*......................................        440,000
     8,500    Quintiles Transnational Corporation*...............        552,500
                                                                     -----------
                                                                       4,013,225

              HOSPITAL SUPPLIES/MANAGEMENT - 2.6%
    23,500    Community Health Systems*..........................        963,500
    21,500    Healthsouth Corporation*...........................        731,000
                                                                     -----------
                                                                       1,694,500

              HOTEL/MOTEL - 2.6%
    21,000    HFS, Inc.*.........................................      1,021,125
    22,500    LaQuinta Inns, Inc.................................        660,938
                                                                     -----------
                                                                       1,682,063

              HOUSEHOLD FURNISHING - 0.9%
    24,900    Leggett & Platt, Inc...............................        569,588

NUMBER OF                                                              MARKET
 SHARES       COMMON STOCKS (CONTINUED)                                VALUE

              HOUSEHOLD PRODUCTS - 0.6%
    12,750    USA Detergents, Inc.*..............................    $   414,375

              INSURANCE - 3.2%
    31,500    Aflac, Inc.........................................        984,375
     3,100    Oxford Health Plans*...............................        272,025
    15,000    Riscorp, Inc. (Cl. A)*.............................        285,000
    11,500    SunAmerica, Inc....................................        579,312
                                                                     -----------
                                                                       2,120,712

              MANUFACTURING - 1.9%
    10,500    Illinois Tool Works................................        678,562
    14,500    Millipore Corporation..............................        554,625
                                                                     -----------
                                                                       1,233,187

              MEDICAL - 1.9%
    18,000    Guidant Corporation................................        974,250
    11,000    Spine-Tech, Inc.*..................................        253,000
                                                                     -----------
                                                                       1,227,250

              OFFICE EQUIPMENT & SUPPLIES - 1.8%
    12,750    Diebold, Inc.......................................        505,219
    16,500    Reynolds & Reynolds (Cl. A)........................        676,500
                                                                     -----------
                                                                       1,181,719

              OIL & GAS DRILLING - 1.0%
    20,000    Noble Affliates, Inc...............................        650,000

              OIL & GAS PIPELINES - 0.5%
     6,000    Mapco, Inc.........................................        335,250

              PACKAGING & CONTAINERS - 0.5%
     9,000    Sealed Air Corporation*............................        307,125

              POLLUTION CONTROL - 1.1%
    10,500    United Waste Systems, Inc.*........................        525,000
    14,500    Superior Services, Inc.*...........................        192,125
                                                                     -----------
                                                                         717,125

              RECREATION 1.0%
    16,500    Harley-Davidson, Inc...............................        641,438

              RESTAURANTS - 2.9%
    18,500    Boston Chicken, Inc.*..............................        630,156
     8,500    Lone Star Steakhouse & Saloon*.....................        325,125
    17,000    Outback Steakhouse, Inc.*..........................        640,688
     6,750    Papa John's International, Inc.*...................        301,219
                                                                     -----------
                                                                       1,897,188

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1996
(UNAUDITED)

                              SECURITY ULTRA FUND
                                  (CONTINUED)

NUMBER OF                                                              MARKET
 SHARES       COMMON STOCKS (CONTINUED)                                VALUE

              RETAIL - 7.6%
     5,000    Bed Bath & Beyond, Inc.*...........................    $   263,750
    10,500    Corporate Express, Inc.*...........................        346,500
    27,500    General Nutrition Companies*.......................        687,500
     8,000    Kohl's Corporation*................................        507,000
    10,000    The Men's Warehouse, Inc.*.........................        315,000
     8,000    Nine West Group, Inc.*.............................        346,000
    58,875    Staples, Inc.*.....................................      1,199,578
    38,000    Sunglass Hut International*........................      1,258,750
                                                                     -----------
                                                                       4,924,078

              SEMICONDUCTORS - 4.1%
     9,500    Altera Corporation*................................        530,813
    25,500    Atmel Corporation*.................................        650,250
    23,500    International Rectifier Corporation*...............        423,000
    16,000    Linear Technology Corporation......................        668,000
    13,500    Maxim Integrated Products*.........................        418,500
                                                                     -----------
                                                                       2,690,563

              TELECOMMUNICATIONS - 5.3%
    33,500    Frontier Corporation...............................      1,055,250
    25,000    360 Communications Company*........................        596,875
    38,500    Worldcom, Inc.*....................................      1,771,000
                                                                     -----------
                                                                       3,423,125

              TRANSPORTATION - 2.0%
    23,000    Southwest Airlines.................................        681,375
    21,000    Illinois Central Corporation.......................        598,500
                                                                     -----------
                                                                       1,279,875

              UTILITIES - 2.4%
    15,000    AES Corporation*...................................        373,125
     9,000    California Energy*.................................        239,625
    19,000    Century Telephone Enterprises......................        603,250
    14,000    MCN Corporation....................................        323,750
                                                                     -----------
                                                                       1,539,750
                                                                     -----------
              Total common stocks - (cost $52,402,233) - 95.9%...     62,259,212
                                                                     -----------

              Total investments - (cost $52,402,233) - 95.9%.....     62,259,212
              Cash and other assets less liabilities - 4.1%......      2,644,718
                                                                     -----------
              Total net assets - 100.0%..........................    $64,903,930
                                                                     ===========

The identified cost of investments owned at March 31, 1996, was the same for federal income tax and financial statement purposes.

*Securities on which no cash dividend was paid during the preceding twelve months.

ADR (American Depositary Receipt)

1 Deferred interest obligation; currently zero coupon under terms of initial offering.

2 These securities have been segregated with the custodian to cover margin requirements for the following open long financial futures contracts traded on foreign exchanges as indicated below:

                                                           UNREALIZED
          TYPE                               CONTRACTS        GAIN

          Financial Index - DAX (6/96)           2          $ 7,857
          Financial Index - FTSE (6/96)          1            1,641
          Financial Index - TOPIX (6/96)         2           18,727
                                                            -------
                                                            $28,225
                                                            =======

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

BALANCE SHEETS
--------------------------------------------------------------------------------
MARCH 31, 1996
(UNAUDITED)

                                                                                        SECURITY EQUITY FUND
                                                                 -------------------------------------------------------------------
                                                                   SECURITY                                   ASSET       SECURITY
                                                                  GROWTH AND      EQUITY        GLOBAL      ALLOCATION     ULTRA
                                                                 INCOME FUND      SERIES        SERIES        SERIES       FUND
                                                                 -------------------------------------------------------------------
ASSETS

Investments, at value (identified cost $58,081,345,
  $359,881,289, $20,339,470, $4,229,642 and
  $52,402,233, respectively)...............................      $70,500,362   $503,706,689   $22,189,369   $4,287,495  $62,259,212
Commercial paper, at amortized cost which
  approximates market value................................              ---        898,441           ---          ---          ---
Cash.......................................................        1,056,692     11,756,580       887,495        1,069    2,444,525
Receivables:
  Fund shares sold.........................................            3,551        322,595         1,030        5,242           35
  Securities sold..........................................          640,004     13,170,725       917,497          ---    1,754,456
  Foreign forward exchange contracts.......................              ---            ---        28,648          ---          ---
  Dividends................................................           88,369        658,092        51,599        4,532       22,688
  Prepaid expenses.........................................              ---            ---           ---       18,621          ---
  Interest.................................................          290,227         35,307         2,473        6,213        7,353
  Miscellaneous receivable.................................              ---          9,768           ---          ---          ---
  Foreign taxes recoverable................................              ---            ---        20,416           44          ---
  Variation margin.........................................              ---            ---           ---        1,936          ---
                                                                 -----------   ------------   -----------   ----------  -----------
    Total assets...........................................      $72,579,205   $530,558,197   $24,098,527   $4,325,152  $66,488,269
                                                                 ===========   ============   ===========   ==========  ===========

LIABILITIES AND NET ASSETS

Liabilities:
  Payable for:
    Fund shares redeemed...................................      $    23,007   $  6,257,192   $     2,071   $      ---  $   194,688
    Securities purchased...................................              ---            ---       209,743          ---    1,314,059
  Other Liabilities:
    Management fees........................................           78,952        439,505        38,699       10,475       71,660
    Custodian fees.........................................              ---            ---           ---        7,844          ---
    Transfer and administration fees.......................              ---            ---           ---          697          ---
    12b-1 distribution plan fees...........................            1,383         22,344         4,901        1,854        3,932
    Miscellaneous fees.....................................              ---          2,936           ---        4,493          ---
                                                                 -----------   ------------   -----------   ----------  -----------
      Total liabilities                                              103,342      6,721,977       255,414       25,363    1,584,339
Net Assets:
  Paid in capital..........................................       56,417,327    348,655,884    21,162,366    4,084,340   50,560,785
  Undistributed net investment income (loss)...............          158,197        711,996      (390,461)     (59,254)    (176,326)
  Accumulated undistributed net realized gain on sale of
    investments, futures and foreign currency transactions.        3,481,322     30,642,940     1,193,299      188,626    4,662,492
  Net unrealized appreciation in value of investments,
    futures and translation of assets and liabilities in
    foreign currencies.....................................       12,419,017    143,825,400     1,877,909       86,077    9,856,979
                                                                 -----------   ------------   -----------   ----------  -----------
      Net assets...........................................       72,475,863    523,836,220    23,843,113    4,299,789   64,903,930
                                                                 -----------   ------------   -----------   ----------  -----------
        Total liabilities and net assets...................      $72,579,205   $530,558,197   $24,098,527   $4,325,152  $66,488,269
                                                                 ===========   ============   ===========   ==========  ===========

CLASS "A" SHARES
  Capital shares outstanding...............................        8,395,252     71,530,711     1,529,157      195,949    8,095,476
  Net assets...............................................      $70,843,088   $496,808,017   $17,776,977   $2,095,045  $60,218,161
  Net asset value per share (net assets divided by
    shares outstanding)....................................            $8.44          $6.95        $11.63       $10.69       $ 7.44
  Add: Selling commission (5.75% of the offering price)....             0.51           0.42          0.71         0.65         0.45
                                                                 -----------  -------------   -----------   ----------  -----------
  Offering price per share (net asset value
    divided by 94.25%).....................................            $8.95          $7.37        $12.34       $11.34        $7.89
                                                                 ===========  =============   ===========   ==========  ===========

CLASS "B" SHARES
  Capital shares outstanding...............................          195,843      3,964,718       529,411      206,852      643,919
  Net assets...............................................       $1,632,775    $27,028,203    $6,066,136   $2,204,744   $4,685,769
  Net asset value per share (net assets divided by
    shares outstanding)....................................            $8.34          $6.82        $11.46       $10.66        $7.28
                                                                  ==========  =============  ============   ==========  ===========

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED MARCH 31, 1996
(UNAUDITED)

                                                                                        SECURITY EQUITY FUND
                                                                 -----------------------------------------------------------------
                                                                   SECURITY                                  ASSET       SECURITY
                                                                  GROWTH AND      EQUITY        GLOBAL     ALLOCATION     ULTRA
                                                                 INCOME FUND      SERIES        SERIES       SERIES       FUND
                                                                 -----------------------------------------------------------------
INVESTMENT INCOME:
  Interest.................................................      $  683,466    $   516,795   $   21,837     $ 54,768    $   96,376
  Dividends................................................         508,878      3,833,363      149,715       31,276       157,559
                                                                 ----------    -----------   ----------     --------    ----------
                                                                  1,192,344      4,350,158      171,552       86,044       253,935
    Less foreign tax expense...............................             ---            ---      (17,006)         ---           ---
                                                                 ----------    -----------   ----------     --------    ----------
      Total investment income..............................       1,192,344      4,350,158      154,546       86,044       253,935

EXPENSES:
  Management fees..........................................         453,709      2,601,229      222,854       19,472       410,465
  Custodian fees...........................................             ---            ---          ---        7,440           ---
  Transfer/maintenance fees................................             ---            ---          ---        2,687           ---
  Administration fees......................................             ---            ---          ---       15,876           ---
  Professional fees........................................             ---            ---          ---        5,952           ---
  Reports to shareholders..................................             ---            ---          ---          678           ---
  Registration fees........................................             ---            ---          ---       12,321           ---
  Other expenses...........................................             ---            ---          ---        2,576           ---
  12b-1 distribution plan fees (Class B)...................           6,862        122,910       28,016        9,620        19,796
  Interest.................................................             ---            ---          ---          193           ---
                                                                 ----------    -----------   ----------     --------    ----------
                                                                    460,571      2,724,139      250,870       76,815       430,261
  Reimbursement of expenses and management fees waived.....             ---            ---          ---      (28,383)          ---
                                                                 ----------    -----------   ----------     --------    ----------
    Total expenses.........................................         460,571      2,724,139      250,870       48,432       430,261
                                                                 ----------    -----------   ----------     --------    ----------
      Net investment income (loss).........................         731,773      1,626,019      (96,324)      37,612      (176,326)

NET REALIZED AND UNREALIZED GAIN (LOSS):

  Net realized gain (loss) during the period on:
    Investments............................................       3,847,748     39,285,680      796,896      150,731     7,352,679
    Foreign currency transactions..........................             ---            ---      496,842       (3,385)          ---
    Futures contracts......................................             ---            ---          ---       41,071           ---
                                                                 ----------    -----------   ----------     --------    ----------
      Net realized gains...................................       3,847,748     39,285,680    1,293,738      188,417     7,352,679

  Net change in unrealized appreciation (depreciation)
    during the period on:
    Investments............................................       2,770,007     30,158,245    1,172,411      (32,166)   (4,969,663)
    Translation of assets and liabilities in foreign
      currencies...........................................             ---            ---     (225,672)         ---           ---
    Futures contracts......................................             ---            ---          ---       41,770           ---
                                                                 ----------    -----------   ----------     --------    ----------
      Net unrealized appreciation (depreciation)...........       2,770,007     30,158,245      946,739        9,604    (4,969,663)
                                                                 ----------    -----------   ----------     --------    ----------

        Net gain...........................................       6,617,755     69,443,925    2,240,477      198,021     2,383,016
                                                                 ----------    -----------   ----------     --------    ----------

          Net increase in net assets resulting from
            operations.....................................      $7,349,528    $71,069,944   $2,144,153     $235,633    $2,206,690
                                                                 ==========    ===========   ==========     ========    ==========

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED MARCH 31, 1996
(UNAUDITED)

                                                                                     SECURITY EQUITY FUND
                                                            ------------------------------------------------------------------------
                                                              SECURITY                                      ASSET         SECURITY
                                                             GROWTH AND       EQUITY          GLOBAL      ALLOCATION       ULTRA
                                                            INCOME FUND       SERIES          SERIES        SERIES         FUND
                                                            ------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:

  Net investment income (loss)..........................    $   731,773    $  1,626,019    $   (96,324)   $   37,612    $  (176,326)
  Net realized gain.....................................      3,847,748      39,285,680      1,293,738       188,417      7,352,679
  Unrealized appreciation (depreciation) during the
    period..............................................      2,770,007      30,158,245        946,739         9,604     (4,969,663)
                                                            ------------------------------------------------------------------------
    Net increase in net assets resulting from operations      7,349,528      71,069,944      2,144,153       235,633      2,206,690

DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income
    Class A.............................................       (584,778)     (4,154,232)      (357,503)      (59,838)           ---
    Class B.............................................         (6,065)        (64,778)       (72,239)      (50,820)           ---
  Net realized gain
    Class A.............................................     (2,290,058)    (33,372,465)      (224,881)      (30,467)    (7,109,015)
    Class B.............................................        (44,994)     (1,836,645)       (77,719)      (31,088)      (500,515)
                                                            ------------------------------------------------------------------------
    Total distributions to shareholders.................     (2,925,895)    (39,428,120)      (732,342)     (172,213)    (7,609,530)

CAPITAL SHARE TRANSACTIONS (A):

  Proceeds from sale of shares
    Class A.............................................      2,126,559     162,802,532      2,185,434       303,782      8,542,237
    Class B.............................................        407,722      40,565,950        588,856       560,026      1,521,132
  Dividends reinvested
    Class A.............................................      2,626,207      34,973,082        571,678        89,983      6,772,088
    Class B.............................................         50,172       1,882,237        149,212        81,908        500,487
  Shares redeemed
    Class A.............................................     (5,675,348)   (171,462,755)    (2,284,944)     (234,013)   (16,088,239)
    Class B.............................................        (42,675)    (36,193,147)      (473,310)         (209)    (2,421,291)
                                                            ------------------------------------------------------------------------
    Net increase (decrease) from capital share
      transactions......................................       (507,363)     32,567,899        736,926       801,477     (1,173,586)
                                                            ------------------------------------------------------------------------
      Total increase (decrease) in net assets...........      3,916,270      64,209,723      2,148,737       864,897     (6,576,426)

NET ASSETS:

  Beginning of period...................................     68,559,593     459,626,497     21,694,376     3,434,892     71,480,356
                                                            ------------------------------------------------------------------------
  End of period.........................................    $72,475,863    $523,836,220    $23,843,113    $4,299,789     $64,903,930
                                                            ========================================================================
Undistributed net investment income (loss) at end of
  period................................................       $158,197        $711,996      $(390,461)     $(59,254)     $(176,326)
                                                            ========================================================================
  (a) Shares issued and redeemed
      Shares sold
        Class A.........................................        259,483      24,376,911        196,465        28,663      1,140,086
        Class B.........................................         50,626       6,148,492         53,343        53,242        212,389
      Dividends reinvested
        Class A.........................................        332,220       5,483,525         52,399         8,800        996,416
        Class B.........................................          6,442         300,149         13,842         8,015         75,103
      Shares redeemed
        Class A.........................................       (698,419)    (25,564,675)      (205,717)      (22,354)    (2,094,788)
        Class B.........................................         (5,205)     (5,484,396)       (43,481)          (20)      (312,918)
                                                            ------------------------------------------------------------------------
          Net increase (decrease).......................        (54,853)      5,260,006         66,851        76,346         16,288
                                                            ========================================================================

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1995

                                                                                     SECURITY EQUITY FUND
                                                            ------------------------------------------------------------------------
                                                              SECURITY                                      ASSET         SECURITY
                                                             GROWTH AND       EQUITY          GLOBAL      ALLOCATION       ULTRA
                                                            INCOME FUND       SERIES          SERIES        SERIES         FUND
                                                            ------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:

  Net investment income (loss)..........................    $ 1,407,287    $  3,304,987    $   (91,058)   $   13,792    $  (223,015)
  Net realized gain.....................................      1,984,078      27,972,416        419,260        61,764      4,989,643
  Unrealized appreciation during the period.............      8,482,309      69,736,879         95,995        76,473      8,466,565
                                                            ------------------------------------------------------------------------
    Net increase in net assets resulting from operations     11,873,674     101,014,282        424,197       152,029     13,233,193

DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income
    Class A.............................................     (1,378,072)            ---            ---           ---            ---
    Class B.............................................        (11,951)            ---            ---           ---            ---
  Net realized gain
    Class A.............................................     (1,912,997)    (26,300,092)      (347,497)          ---     (1,149,264)
    Class B.............................................        (23,632)       (690,558)       (84,333)          ---        (28,504)
                                                            ------------------------------------------------------------------------
    Total distributions to shareholders.................     (3,326,652)    (26,990,650)      (431,830)          ---     (1,177,768)

CAPITAL SHARE TRANSACTIONS (A):

  Proceeds from sale of shares
    Class A.............................................      2,681,709     159,433,767      4,130,645     1,846,588     97,988,749
    Class B.............................................        635,799      36,310,779      3,765,671     1,469,193     10,247,969
  Dividends reinvested
    Class A.............................................      2,965,256      24,498,993        340,567           ---      1,088,376
    Class B.............................................         34,468         690,184         84,001           ---         28,502
  Shares redeemed
    Class A.............................................    (11,959,939)   (172,929,497)    (8,249,891)      (28,739)  (105,077,941)
    Class B.............................................       (340,406)    (28,090,274)    (2,457,097)       (4,179)    (6,799,714)
                                                            ------------------------------------------------------------------------
      Net increase (decrease) from capital share
         transactions...................................     (5,983,113)     19,913,952     (2,386,104)    3,282,863     (2,524,059)
                                                            ------------------------------------------------------------------------

        Total increase (decrease) in net assets.........      2,563,909      93,937,584     (2,393,737)    3,434,892      9,531,366

NET ASSETS:

  Beginning of period...................................     65,995,684     365,688,913     24,088,113           ---     61,948,990
                                                            ------------------------------------------------------------------------
  End of period.........................................    $68,559,593    $459,626,497    $21,694,376    $3,434,892    $71,480,356
                                                            ========================================================================
  Undistributed net investment income at end of period..        $17,267      $3,304,987       $135,605       $13,792           $---
                                                            ========================================================================
  (a) Shares issued and redeemed
      Shares sold
        Class A.........................................        380,257      27,957,351        395,288       183,574     13,881,834
        Class B.........................................         91,007       6,432,534        366,335       146,016      1,427,321
      Dividends reinvested
        Class A.........................................        434,705       4,858,020         33,389           ---        164,781
        Class B.........................................          5,126         138,507          8,325           ---          4,328
      Shares redeemed
        Class A.........................................     (1,697,766)    (30,292,120)      (799,467)       (2,733)   (14,892,245)
        Class B.........................................        (48,979)     (4,927,928)      (237,369)         (401)      (946,401)
                                                            ------------------------------------------------------------------------
          Net increase (decrease).......................       (835,650)      4,166,364       (233,499)      326,456       (360,382)
                                                            ========================================================================

*Period June 1, 1995 (inception) through September 30, 1995.

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                   Ratio
                         Net                                                                                       of
                         gains                Divi-                                                     Ratio of   net
         Net             or          Total    dends                                                     expenses   income
Fiscal   asset   Net     losses      from     from     Distri-            Net               Net         to         (loss)    Port-
year     value   invest- on          invest-  net      butions            asset             assets      to Ratio   to        folio
ended    begin-  ment    securities  ment     invest-  (from     Total    value             end of      average    average   turn-
Septem-  ning of income  realized &  opera-   ment     realized  distri-  end of  Total     period      net        net       over
ber 30   period  (loss)  unrealized) tions    income)  gains)    butions  period  return(a) (thousands) assets     assets    rate
------------------------------------------------------------------------------------------------------------------------------------
                  SECURITY GROWTH AND INCOME FUND (CLASS A)(b)

1991     $ 7.43  $ 0.45   $ 0.992    $ 1.442  $(0.474) $(1.088)  $(1.562) $ 7.31  22.30%    $ 77,418    1.28%       6.14%    103%
1992       7.31    0.35    (0.016)     0.334   (0.343)  (0.171)   (0.514)   7.13   4.70%      75,436    1.27%       4.79%     74%
1993       7.13    0.21     0.876      1.086   (0.218)  (0.158)   (0.376)   7.84  15.60%      81,982    1.26%       2.80%    135%
1994(i)    7.84    0.13    (0.713)    (0.583)  (0.128)  (0.169)   (0.297)   6.96  (7.60)%     65,328    1.28%       1.70%    163%
1995(i)    6.90    0.16     1.183      1.343   (0.158)  (0.215)   (0.373)   7.93  20.25%      67,430    1.31%       2.21%    130%
1996(j)    7.93    0.09     0.765      0.855   (0.07)   (0.275)   (0.345)   8.44  11.09%      70,843    1.31%       2.09%     80%

                    SECURITY GROWTH AND INCOME FUND (CLASS B)

1994(e)  $ 7.83  $ 0.05   $(0.694)   $(0.644) $(0.117) $(0.169)  $(0.286) $ 6.90  (8.00%)   $    668    2.27%       1.03%    178%
1995(i)    6.90    0.08     1.179      1.259   (0.094)  (0.215)   (0.309)   7.85  19.07%       1,130    2.31%       1.21%    130%
1996(j)    7.85    0.04     0.758      0.798   (0.033)  (0.275)   (0.308)   8.34  10.46%       1,633    2.31%       1.09%     80%

                        SECURITY EQUITY SERIES (CLASS A)

1991     $ 4.82  $ 0.12   $ 1.403    $ 1.523  $(0.148) $(0.375)  $(0.523) $ 5.82  34.20%    $295,030    1.08%       2.34%     61%
1992       5.82    0.09      .475      0.565   (0.132)  (0.393)   (0.525)   5.86  10.20%     313,582    1.06%       1.48%     83%
1993       5.86    0.12     1.165      1.285   (0.053)  (0.362)   (0.415)   6.73  22.70%     375,565    1.06%       1.95%     95%
1994(i)    6.73    0.05     0.085      0.135   (0.120)  (1.205)   (1.325)   5.54   1.95%     358,237    1.06%       0.86%     79%
1995(i)    5.54    0.04     1.377      1.417     ---    (0.407)   (0.407)   6.55  27.77%     440,339    1.05%       0.87%     95%
1996(j)    6.55    0.02     0.922      0.942   (0.06)   (0.482)   (0.542)   6.95  15.12%     496,808    1.05%       0.71%     86%

                        SECURITY EQUITY SERIES (CLASS B)

1994(e)  $ 6.81  $ 0.01   $(0.005)   $ 0.005  $(0.12)  $(1.205)  $(1.325) $ 5.49  (0.15%)   $  7,452    2.07%      (0.01%)    80%
1995(i)    5.49   (0.01)    1.357      1.347     ---    (0.407)   (0.407)   6.43  26.69%      19,288    2.05%      (0.13%)    95%
1996(j)    6.43   (0.01)    0.899      0.889   (0.017)  (0.482)   (0.499)   6.82  14.51%      27,028    2.05%      (0.29%)    86%

                        SECURITY GLOBAL SERIES (CLASS A)

1994(f)  $10.00  $(0.03)  $ 0.87     $ 0.84   $  ---   $  ---    $  ---   $10.84   8.40%    $ 20,128    2.00%      (0.01%)    73%
1995(i)   10.84   (0.02)    0.31       0.29      ---    (0.19)    (0.19)   10.94   2.80%      16,261    2.00%      (0.17%)   141%
1996(j)   10.94   (0.01)    1.104      1.094   (0.248)  (0.156)   (0.404)  11.63  10.25%      17,777    2.00%      (0.46%)   196%

                        SECURITY GLOBAL SERIES (CLASS B)

1994(e)  $ 9.96  $(0.12)  $ 0.91     $ 0.79   $  ---   $  ---    $  ---   $10.75   7.90%    $  3,960    3.00%      (0.01%)    73%
1995(i)   10.75   (0.12)    0.30       0.18      ---    (0.19)    (0.19)   10.74   1.79%       5,433    3.00%      (1.17%)   141%
1996(j)   10.74   (0.09)    1.111      1.021   (0.145)  (0.156)   (0.301)  11.46   9.68%       6,066    3.00%      (1.46%)   196%

                   SECURITY ASSET ALLOCATION SERIES (CLASS A)

1995)    $10.00  $ 0.04   $ 0.50     $ 0.54   $  ---   $  ---    $  ---   $10.54   5.40%    $  1,906    2.00%       1.33%    129%
(g)(h)
1996(j)   10.54    0.13     0.515      0.645   (0.328)  (0.167)   (0.495)  10.69   6.33%       2,095    2.00%       2.46%    115%

                   SECURITY ASSET ALLOCATION SERIES (CLASS B)

1995     $10.00  $ 0.01   $ 0.490    $ 0.500  $  ---   $  ---    $  ---   $10.50   5.00%    $  1,529    3.00%       0.31%    129%
(g)(h)
1996(j)   10.50    0.07     0.530      0.600   (0.273)  (0.167)   (0.44)   10.66   5.89%       2,205    3.00%       1.46%    115%

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       29

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                   Ratio
                         Net                                                                                       of
                         gains                Divi-                                                     Ratio of   net
         Net             or          Total    dends                                                     expenses   income
Fiscal   asset   Net     losses      from     from     Distri-            Net               Net         to         (loss)    Port-
year     value   invest- on          invest-  net      butions            asset             assets      to Ratio   to        folio
ended    begin-  ment    securities  ment     invest-  (from     Total    value             end of      average    average   turn-
Septem-  ning of income  realized &  opera-   ment     realized  distri-  end of  Total     period      net        net       over
ber 30   period  (loss)  unrealized) tions    income)  gains)    butions  period  return(a) (thousands) assets     assets    rate
------------------------------------------------------------------------------------------------------------------------------------

                         SECURITY ULTRA FUND (CLASS A)

1991     $ 4.46  $(0.030) $ 2.525   $ 2.495   $  ---   $(0.235)  $(0.235) $ 6.72  58.40%    $65,449      1.61%     (0.51%)   163%
(c)(d)
1992       6.72   (0.090)  (0.202)   (0.292)     ---    (0.172)   (0.172)   6.66   1.50%     57,128      1.32%     (0.46%)   142%
1993       6.66   (0.028)   1.791     1.763      ---    (0.293)   (0.293)   8.13  26.80%     71,056      1.30%     (0.50%)   101%
1994(i)    8.13   (0.056)  (0.188)   (0.244)     ---    (1.066)   (1.066)   6.82  (3.60%)    60,695      1.33%     (0.80%)   111%
1995(i)    6.82   (0.02)    1.535     1.515      ---    (0.135)   (0.135)   8.20  22.69%     66,052      1.32%     (0.31%    180%
1996(j)    8.20   (0.02)    0.256     0.236      ---    (0.996)   (0.996)   7.44   4.03%     60,218      1.35%     (0.52%)   212%

                         SECURITY ULTRA FUND (CLASS B)

1994(e)  $ 8.30  $(0.103) $(0.321)  $(0.424)  $  ---   $(1.066)  $(1.066) $ 6.81  (5.70%)   $ 1,254      2.36%     (1.76%)   110%
1995(i)    6.81   (0.09)    1.525     1.435      ---    (0.135)   (0.135)   8.11  21.53%      5,428      2.32%     (1.32%)   180%
1996(j)    8.11   (0.05)    0.216     0.166      ---    (0.996)   (0.996)   7.28   3.18%      4,686      2.35%     (1.52%)   212%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Effective July 6, 1993, Security Growth and Income Fund changed its investment objective from investing for income with secondary emphasis on long-term capital growth to long-term capital growth with secondary emphasis on income. Effective the same date the fund changed its name from Security Investment Fund to Security Growth and Income Fund.

(c)                                                   WEIGHTED
                                       DEBT         AVERAGE DEBT        WEIGHTED
                                   OUTSTANDING      OUTSTANDING      AVERAGE MONTH-
                                    AT END OF          DURING          END SHARES           AVERAGE DEBT      INTEREST EXPENSE
                            YEAR     PERIOD          THE PERIOD        OUTSTANDING            PER SHARE            PER SHARE

     Security Ultra Fund    1991       ---            970,096           8,817,652                 .11               .01

     Borrowings and related interest, if any, were immaterial in 1992, 1993, 1994, 1995, and for the six month period ended March 31, 1996.

(d) Portfolio turnover calculation excludes the portfolio investments acquired in the Omni Fund merger. Per share data has been calculated using average month-end shares outstanding.

(e) Class "B" Shares were initially capitalized on October 19, 1993. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using the average month-end shares outstanding.

(f) Security Global Series was initially capitalized on October 1, 1993, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(g) Security Asset Allocation Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return. Per share data has been calculated using average month-end shares outstanding.

(h) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:

                                              1995     1996

     Asset Allocation Series     Class A      3.6%     3.5%
                                 Class B      4.7%     4.5%

(i)  Per  share  data  has  been  calculated  using  average   month-end  shares
     outstanding.

(j) Unaudited figures for the six months ended March 31, 1996. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using average month-end shares outstanding.

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
MARCH 31, 1996

1.  SIGNIFICANT ACCOUNTING POLICIES

    Security Growth and Income, Equity and Ultra Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Equity Fund are currently issued in three Series, the Equity Series, the Global Series, and the Asset Allocation Series, with each Series, in effect representing a separate Fund. The Funds began offering an additional class of shares ("B" shares) to the public on October 19, 1993. The shares are offered without a front-end sales charge but incur additional class - specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.These policies are in conformity with generally accepted accounting principles.

    A. SECURITY VALUATION - Valuations of the Funds' securities are supplied by a pricing service approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. The Funds generally will value short-term debt securities at prices based on market quotations for securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

    Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. The Global Series' and Asset Allocation Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Series and Asset Allocation Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

    B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

    The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

    Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Global Series and Asset Allocation Series may enter into forward foreign exchange contracts in order to manage against foreign currency risk from purchase or sale of securities denominated in foreign currency. Global Series and Asset Allocation Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the balance sheet. The face or contract amount in U.S. dollars reflects the total exposure the Global Series and Asset Allocation Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

    D. FUTURES - Asset Allocation Series utilizes futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. Asset Allocation Series may purchase futures con tracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Asset Allocation Series may pay departing shareholders from its cash balances and reduce its futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securi ties. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Series is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Series. The Series realizes a gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.

    F. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for tax equalization debits, expiration of net operating losses and recharacterization of foreign currency gains and losses.

    G. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

2.  MANAGEMENT  FEES AND OTHER  TRANSACTIONS  WITH  AFFILIATES

    Under terms of the investment advisory contract, Security Management Company
(SMC) agrees to provide, or arrange for others to provide, all the services required by the Funds for a single fee (except for the Asset Allocation Series of Security Equity Fund), including investment advisory services, transfer agent services and certain other administrative services. For Growth and Income Fund, Equity Series and Ultra Fund this fee is equal to 2% of the first $10 million of the average daily closing value of each Fund's net assets, 1 1/2% of the next $20 million, and 1% of the remaining net asset value of the Fund for the fiscal year. For Global Series this fee is equal to 2% of the first $70 million of the average daily closing value of the Series' net assets and 1 1/2% of the remaining average net assets of the Series, for the fiscal year. Additionally, SMC agrees to assume all of the Funds' expenses, except for its fee and the expenses of interest, taxes, brokerage commissions and extraordinary items and Class B distribution fees. SMC also serves as Investment Advisor to the Asset Allocation Series, and accordingly receives a fee equal to 1% of the average net assets of this Series.

    SMC also acts as the administrative agent and transfer agent for the Asset Allocation Series, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for the Series. For these services, the Investment Manager receives an administrative fee equal to .045% of the average daily net assets of the Series plus the greater of .10% of its average net assets or (i) $30,000 in the year ending June 1, 1996; (ii) $45,000 in the year ending June 1, 1997; and
(iii) $60,000 thereafter. For transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments.

    SMC pays a Sub-Advisor, Lexington Management Corporation (LMC), an annual fee in an amount equal to .50% of the average daily net assets of Global Series, for investment advisory and certain administrative services provided to the Global Series. SMC pays Templeton/Franklin Investment Services, Inc. for research provided to the Asset Allocation Series, an annual fee equal to .30% of the first $50 million of the average net assets of the Asset Allocation Series invested in equity securities and .25% of the average equity security assets in excess of $50 million. SMC also pays Meridian Management Corporation for research provided to the Asset Allocation Series an annual fee equal to .20% of the average net assets of that Series. SMC has agreed to limit the total expenses of the Asset Allocation Series to 2% of the average net assets, excluding 12b-1 fees.

    For the Asset Allocation Series, SMC and Meridian Management Corporation have agreed to waive their portions of the management fees to December 31, 1996.

    The Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. ThePlans provide for payments at an annual rate of 1.0% of the average net assets of each Fund's Class B shares.

    Security Distributors, Inc. (SDl), a wholly-owned subsidiary of SMC and the national distributor for the Funds, received net underwriting commissions after allowances to brokers and dealers in the amounts presented in the following table:

                                                           ASSET
                    GROWTH AND      EQUITY     GLOBAL    ALLOCATION     ULTRA
                    INCOME FUND     SERIES     SERIES      SERIES       FUND

SDI underwriting      $ 2,698      $ 79,763    $1,821      $  346      $ 4,064

Broker/Dealer         $13,024      $328,732    $9,496      $2,301      $17,255

    Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3.  FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the amounts of unrealized appreciation (depreciation) at March 31, 1996, were as follows:

                                                                                       ASSET
                                  GROWTH AND          EQUITY           GLOBAL        ALLOCATION        ULTRA
                                  INCOME FUND         SERIES           SERIES          SERIES          FUND

Gross unrealized appreciation     $12,641,827      $145,129,505      $2,365,810      $216,732       $10,411,043

Gross unrealized depreciation        (222,810)       (1,304,105)       (487,901)     (130,655)         (554,064)
                                  ------------------------------------------------------------------------------

Net unrealized appreciation       $12,419,017      $143,825,400      $1,877,909      $ 86,077       $ 9,856,979
                                  ==============================================================================

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.  INVESTMENT TRANSACTIONS

    Investment transactions for the period ended March 31, 1996, (excluding overnight investments and short-term commercial paper) are as follows:

                                                                           ASSET
                        GROWTH AND         EQUITY          GLOBAL        ALLOCATION        ULTRA
                        INCOME FUND        SERIES          SERIES          SERIES          FUND

Purchases               $29,666,314     $204,557,073     $20,669,481     $2,910,991     $62,725,517
Proceeds from sales     $26,639,306     $209,650,759     $21,321,338     $2,180,571     $69,983,833

5.  FORWARD FOREIGN EXCHANGE CONTRACTS

    At March 31, 1996, Global Series had the following open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):

               SETTLEMENT     CONTRACT     CONTRACT     CURRENT      UNREALIZED
CURRENCY          DATE         AMOUNT        RATE        RATE        GAIN (LOSS)

French Franc    7-31-96       3,553,304      5.0972      5.007320     $(12,513)
Japanese Yen    6-28-96      40,492,997     99.8450    105.753667       22,659
Japanese Yen    6-28-96      54,715,933    105.2100    105.753667        2,674
Japanese Yen    6-28-96      48,242,996    105.0700    105.753667        2,968
Japanese Yen    7-8-96       56,349,359    102.9150    105.390333       12,860
                                                                      --------
                                                                       $28,648
                                                                      ========

--------------------------------------------------------------------------------

THE SECURITY GROUP OF
MUTUAL FUNDS

Security Growth and Income Fund
Security Equity Fund
  *  Equity Series
  *  Global Series
  *  Asset Allocation Series
Security Ultra Fund
Security Income Fund
  *  Corporate Bond Series
  *  U.S. Government Series
  *  Limited Maturity Bond Series
  *  Global Aggressive Bond Series
Security Tax-Exempt Fund
Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS
---------
Willis A. Anton
Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Jeffrey B. Pantages
Hugh L. Thompson, Ph.D.

OFFICERS
--------
John D. Cleland, President
James R. Schmank, Vice President and Treasurer
Mark E. Young, Vice President
Terry A. Milberger, Vice President, Equity Fund
Jane A. Tedder, Vice President
Greg A. Hamilton, Assistant Vice President
Cindy L. Shields, Assistant Vice President
Thomas A. Swank, Assistant Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Luthi, Assistant Treasurer and Assistant Secretary





[SDI LOGO]                                                         BULK RATE
700 SW Harrison St.                                            U.S. POSTAGE PAID
Topeka, KS 66636-0001                                             TOPEKA, KS
(913) 295-3127                                                   PERMIT NO. 385
(800) 888-2461

SECURITY
FUNDS

ANNUAL
REPORT

September 30, 1995

-   Security
    Growth And
    Income Fund

-   Security Equity
    Fund

    -Equity Series
    -Global Series
    -Asset
     Allocation
     Series

-   Security Ultra
    Fund

[SDI LOGO]

PRESIDENT'S COMMENTARY

NOVEMBER 15, 1995

SECURITY
FUNDS

To Our Shareholders:

   What a difference a year makes! History shows that market fluctuations are inevitable, and shareholders who remain committed and continue to invest regardless of overall market levels stand to benefit over time.* And what better argument for remaining invested than the 12-month period ending September 30, 1995?

   The $68 billion that flowed into stock mutual funds in the first three quarters of 1995 helped push stock prices to new highs, as evidenced by the Dow Jones Industrial Average finally topping 4800 and the Standard & Poor's 500 stock index posting a record high of 583.61 in the third quarter. All stock categories, regardless of capitalization, were up for the nine-month period ending September 30, 1995. The S&P 500 posted nearly a 30% gain as of September 30, 1995, and the S&P 600 small-cap index finished the period up 29% as did the S&P mid-cap index!

TECHNOLOGY STOCKS LED MARKET

   Technology stocks of all sizes were the undisputed market leaders through the third quarter. Demand reached a fever pitch during the second quarter, surprising even seasoned investment professionals. Stock prices soared for semiconductors, computers and software, and the group ended the third quarter up nearly 100%. Companies were not able to ship products, from microchips to personal computers, fast enough to keep up with demand. Although technology stocks faltered somewhat late in the third quarter, this was mainly due to a moderate sell-off from a group that had performed very well. In addition, money managers attempting to reduce overweightings in their portfolios began selling technology issues in the third quarter.

LARGE CAPS ENJOYED LENGTHY RUN

   The general feeling early in 1995 was that the U.S. economy would slow due to increases in interest rates initiated by the Federal Reserve in 1994. Perception became reality as investors rushed to buy stocks of large capitalization companies whose earnings tend to remain consistent regardless of economic activity.

   Aided by stronger-than-expected U.S. earnings growth, large cap stocks, as represented by the Standard & Poor's returned 29.77% in the first three quarters of 1995, nearly tripling its historical average annual return of 10%. Beating the S&P's third-quarter return proved to be difficult. However, the Class A shares of Security Equity Fund posted a third quarter September 30 return of 29.96%, even being underweighted compared to the technology sector of the index. Also positive, Class A shares of the Security Growth and Income Fund posted a September 30 return of 22.15%. The Security Ultra Fund, although not measured against the S&P 500, closed the third quarter with a total return of 22.75% for Class A shares.**

SMALL AND MID-CAP RESURGENCE

   The strengthening U.S. dollar, which modestly impacted companies with substantial foreign revenues, as well as the belief that large caps could not sustain their superior first-half performance, led to increased interest in small capitalization companies in the third quarter. The Standard & Poor's 600-stock index (small-cap stocks) trailed the S&P 500 by almost 6% at June 30, 1995. However, by September 30, it had pulled nearly neck to neck to close the quarter with a 29% return.

GLOBAL MARKETS

   Looking globally, foreign markets in 1995 demonstrated much of the volatility that plagued the U.S. markets for much of 1994. At mid-year the story from Japan wasn't particularly positive, but Japanese stocks did experience gains in the third quarter. Europe was very much a stock-by-stock play, and Latin America remained under the "tequila effect"-not yet having recovered from Mexico's fiscal and monetary problems. However, we remain quite positive on the international markets, especially the fixed income markets. We believe late 1995 and 1996 could be a good period for non-U.S. markets, due in part to reduced volatility. Many foreign economies are growing faster than ours, and U.S. companies doing significant business internationally, as well as international markets themselves should benefit.

NEAR TERM OUTLOOK

   Looking forward, we see the investment climate of slow growth with low inflation as positive for financial assets. We will continue to seek out companies whose 1996 earnings prospects look attractive. Investors should remember that the average bull market lasts over 3.5 years and the average bear market lasts only nine months. As always, we believe owners of financial assets should be adequately diversified and remain invested regardless of market conditions.

   Over the next several pages, we review the factors influencing the performance of each Fund for the 12-month period ending September 30, 1995. As always, our goal is to provide you with positive investment results over time along with the highest-quality service in the industry. We invite your questions and comments. Please call our customer service center at 1-800-888-2461, ext. 3127.

      Sincerely,

      /s/ John D. Cleland

      John D. Cleland
      President-Security Funds

*Programs of regular investing do not assure profits or protect against loss in a declining market.

**These performance figures do not reflect deduction of the maximum front-end sales charge of 5.75%. If the sales charge were deducted, the performance quoted would be reduced.

[upper right hand corner, picture of John Cleland]
JOHN CLELAND

MANAGER'S COMMENTARY

NOVEMBER 15, 1995

SECURITY GROWTH AND
INCOME FUND

   The Growth and Income Fund returned 20.25% for the 12-month period ending September 30, 1995, compared to the 29.77% returned by the Standard & Poor's 500-stock index.* An underweight position relative to the index in technology, telephones and banks was the main reason why the Fund's performance lagged the S&P 500. The portfolio also has more of a value tilt than the S&P 500, and value stocks as a group underperformed growth stocks through the third quarter of the year.

   Historically, the Growth and Income Fund has been under exposed to value stocks. But because of price declines due to economic slowdown, we added some value names to the traditional growth bias of the portfolio. Some of these value names include Time Warner, Inc., Sara Lee Corporation and Dial Corporation
(The). As of September 30, 1995, approximately 60% of assets were in growth issues and 20% were in value names. The remaining 20% of assets were in high yield bonds and cash.

   The portfolio lacked exposure to telephone and bank stocks and this hurt performance. These stocks are not high growth issues, but they tend to do well when interest rates decline. Economic slowdown, positive regulatory changes and lower interest rates combined to produce a good environment for telephone stocks throughout the period. Although we believed bank stock fundamentals were deteriorating, i.e., loan growth was slowing, the sector got a boost from heavy merger activity throughout the third quarter.

   Positive contributors to the Fund's performance for the period included classic growth stocks such as Duracell International and General Electric Company. In addition, performance was favorably impacted by weightings in pharmaceutical giants Merck & Company, Inc. and Bristol-Meyers Squibb Company. And last, exposure to multinational companies such as McDonald's Corporation, whose foreign sales resulted in strong earnings growth, positively influenced the Fund's return.

   The income component of the portfolio as of September 30, 1995, roughly 15.8%, was comprised of high yield bonds rated BB or B, one and two levels below investment grade respectively. For the nine-month period, the income component of the portfolio returned 16.21%, compared to the Lehman Brothers Single B Index return of 13.97% and the Salomon Brothers Single B return of 13.95%.* The returns on high yield bonds often behave more like equity returns. However, because of the high yield and subsequent cash flow, they are normally less volatile than equities. In fact, high yield bonds have historically delivered the highest cumulative return for all categories of bonds over the ten-year period ending December 31, 1994.**

   Going forward, we anticipate the growth component of the portfolio will do well as the economy continues to weaken. Concern about corporate profit growth in 1996 has led us to structure the portfolio more defensively - a position we believe to be better suited to that kind of market. The portfolio's asset allocation will continue to focus on growth and value stocks on the equity side, and high yield bonds on the income side.

   *This performance figure is based on Class A share prices and does not reflect deduction of the sales charge.

   **Although high-yield bonds have delivered higher performance in the past than other categories of bonds, they also present a greater risk that interest and principal payments will not be made.

[upper right hand corner, picture of Chuck Lauber, Terry Milberger, Tom Swank, John Cleland]
 THE SECURITY MANAGEMENT GROWTH AND INCOME TEAM
CHUCK LAUBER, TERRY MILBERGER, TOM SWANK, JOHN CLELAND

NOVEMBER 15, 1995

SECURITY
GROWTH AND
INCOME FUND

PERFORMANCE

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                        SECURITY GROWTH AND INCOME FUND
                                  VS. S&P 500

                                             Security Growth
                             S&P 500         and Income Fund
                             -------         ---------------

September 1985              $10,000.00         $10,000.00
October 1985                 10,447.00           9,594.30
November 1985                11,195.01           9,956.14
December 1985                11,717.81          10,057.44
January 1986                 11,769.37          10,102.80
February 1986                12,665.02          10,692.40
March 1986                   13,366.66          11,147.78
April 1986                   13,200.91          11,067.25
May 1986                     13,925.65          11,354.86
June 1986                    14,156.81          11,505.74
July 1986                    13,351.29          10,910.62
August 1986                  14,349.96          11,470.74
September 1986               13,170.40          10,968.48
October 1986                 13,902.67          11,276.46
November 1986                14,258.58          11,371.21
December 1986                13,882.15          11,221.63
January 1987                 15,746.53          12,190.32
February 1987                16,396.86          12,605.47
March 1987                   16,842.85          12,880.44
April 1987                   16,694.64          12,587.71
May 1987                     16,866.59          12,791.35
June 1987                    17,708.23          13,337.58
July 1987                    18,590.10          13,891.17
August 1987                  19,305.82          14,110.03
September 1987               18,881.09          13,684.88
October 1987                 14,817.88          11,302.06
November 1987                13,604.30          10,833.32
December 1987                14,608.30          11,321.00
January 1988                 15,232.07          11,769.92
February 1988                15,947.98          12,148.69
March 1988                   15,466.35          11,966.35
April 1988                   15,633.38          12,065.95
May 1988                     15,755.32          11,994.80
June 1988                    16,486.37          12,364.12
July 1988                    16,420.43          12,263.14
August 1988                  15,876.91          11,873.60
September 1988               16,550.09          12,192.46
October 1988                 17,001.91          12,426.65
November 1988                16,760.48          12,338.83
December 1988                17,063.85          12,534.97
January 1989                 18,297.56          13,255.73
February 1989                17,841.95          13,193.06
March 1989                   18,263.02          13,303.63
April 1989                   19,205.40          13,828.14
May 1989                     19,977.45          14,098.35
June 1989                    19,869.57          14,127.96
July 1989                    21,653.86          14,691.79
August 1989                  22,071.78          14,852.88
September 1989               21,985.70          14,788.83
October 1989                 21,473.43          14,674.57
November 1989                21,920.08          14,788.83
December 1989                22,437.40          15,095.63
January 1990                 20,931.85          14,326.53
February 1990                21,201.87          14,380.20
March 1990                   21,759.48          14,531.77
April 1990                   21,222.02          14,023.16
May 1990                     23,291.16          14,713.41
June 1990                    23,128.13          14,623.41
July 1990                    23,054.12          14,734.04
August 1990                  20,972.33          14,107.07
September 1990               19,940.49          13,933.26
October 1990                 19,866.71          13,952.01
November 1990                21,146.13          14,495.85
December 1990                21,725.53          14,643.29
January 1991                 22,685.80          14,977.61
February 1991                24,310.10          15,713.12
March 1991                   24,888.68          15,913.37
April 1991                   24,958.37          16,049.38
May 1991                     26,026.59          16,502.75
June 1991                    24,837.17          16,162.40
July 1991                    25,999.55          16,645.21
August 1991                  26,610.54          17,036.04
September 1991               26,174.13          17,035.74
October 1991                 26,524.86          17,338.70
November 1991                25,453.26          16,756.09
December 1991                28,362.57          17,844.78
January 1992                 27,835.02          17,602.98
February 1992                28,191.31          17,602.98
March 1992                   27,638.76          17,506.57
April 1992                   28,443.05          17,433.02
May 1992                     28,596.64          17,359.46
June 1992                    28,181.99          17,335.44
July 1992                    29,317.73          17,830.74
August 1992                  28,725.51          17,781.21
September 1992               29,055.85          17,830.28
October 1992                 29,160.45          17,830.28
November 1992                30,143.16          18,405.46
December 1992                30,538.03          18,703.42
January 1993                 30,760.96          18,703.42
February 1993                31,176.23          18,884.00
March 1993                   31,846.52          19,544.93
April 1993                   31,066.28          18,869.19
May 1993                     31,905.07          19,233.05
June 1993                    32,010.36          19,722.16
July 1993                    31,859.91          19,696.01
August 1993                  33,073.77          20,428.39
September 1993               32,829.03          20,613.72
October 1993                 33,495.46          20,508.55
November 1993                33,180.60          19,824.93
December 1993                33,588.72          20,232.27
January 1994                 34,713.94          21,208.63
February 1994                33,776.67          20,856.07
March 1994                   32,307.38          19,744.08
April 1994                   32,727.38          19,390.05
May 1994                     33,260.83          19,172.19
June 1994                    32,439.29          18,504.66
July 1994                    33,513.03          18,777.60
August 1994                  34,877.01          19,432.62
September 1994               34,036.48          19,039.85
October 1994                 34,815.91          19,012.49
November 1994                33,538.17          18,328.59
December 1994                34,027.83          18,642.65
January 1995                 34,912.55          18,671.02
February 1995                36,267.16          19,210.16
March 1995                   37,340.66          19,735.72
April 1995                   38,427.28          20,364.07
May 1995                     39,945.15          20,992.42
June 1995                    40,883.87          21,602.11
July 1995                    42,245.30          22,521.35
August 1995                  42,359.36          22,262.82
September 1995               44,134.22          22,895.11

                             $10,000 OVER TEN YEARS

   This chart assumes a $10,000 investment in Class A shares of Growth and Income Fund on September 30, 1985, and reflects deduction of the 5.75% sales load. On September 30, 1995, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $22,895. By comparison, the same $10,000 investment would have grown to $44,134 based on the S&P's performance.

   The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS***

                                               % of
                                            net assets
                                            ----------
      DSC Communications Corporation          2.20%

      Ceridian Corporation                    1.90%

      Frontier Corporation                    1.90%

      PepsiCo, Inc.                           1.90%

      McDonnell Douglas Corporation           1.80%

***At September 30, 1995

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1995

                                   1 year  5 years  10 years
                                   ------  -------  --------

A Shares                           20.25%  10.44%    9.28%

A Shares with sales charge         13.41%   9.15%    8.64%

B Shares                           19.07%   4.80%      N/A
                                             (10-19-93)

B Shares with CDSC                 14.07%   2.82%      N/A
                                             (10-19-93)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

MANAGER'S COMMENTARY

NOVEMBER 15, 1995

SECURITY EQUITY
FUND-
EQUITY SERIES

   Economic slowdown and declining interest rates boosted stock prices and led the U.S. stock market to superior performance in the first three quarters of 1995. Security Equity Series gained 29.96% for the nine-month period ending September 30, 1995, besting the 29.77% return delivered by the Standard & Poor's 500-Stock Index for the same time period.* Beating the S&P 500 is difficult, and Security Equity Series led the S&P throughout most of the year despite being underweighted compared to the index in technology stocks, the index's top-performing sector.

   As of September 30, 1995, the portfolio included large capitalization technology giants such as Microsoft Corporation, IBM and Xerox Corporation. However, technology stocks of all sizes outperformed expectations throughout the first seven months of 1995. Increased volatility in August and September was primarily a result of the group's exceptional performance. A significant third-quarter sell-off occurred due to investors taking profits, money managers adjusting portfolio overweightings and the announcement by a few technology companies that earnings would not meet expectations.

   This pull back in technology hurt the portfolio's performance only slightly. In addition, underexposure to certain other S&P 500 sectors that performed well such as telephone stocks, utilities and banks, also dampened total return. Increased exposure to these industries would have boosted the portfolio's total return for the period.

   Contributing to positive performance for the period were the stocks of high-quality companies with consistent earnings growth in the healthcare sector such as Baxter International, Inc., and Merck & Company, Inc. Consumer staples giants such as Procter & Gamble Company also turned in very strong performances. The portfolio's exposure to international markets through its multinational holdings, U.S. companies with significant overseas presence, also contributed to positive total return. Worldwide franchise companies such as McDonald's Corporation and Procter & Gamble Company are experiencing dramatic international growth as they benefit from increasing worldwide consumer demand.

   Throughout the 12-month period ending September 30,1995, we remained principally fully invested to capture the opportunity provided by the rising market. As of September 30, 1995, approximately 80% of the portfolio's assets were in growth names, 10% in value stocks, 5% in economically-sensitive companies and 5% in interest-sensitive stocks.

   Looking forward, we see an even greater shift away from economically-sensitive issues and toward traditional growth stocks. Because we anticipate an earnings slowdown in 1996, we have already positioned the portfolio to focus on stable growth issues, such as financial services, consumer products and healthcare, whose earnings tend to hold up regardless of economic activity.

   *This performance figure is based on Class A share prices and does not reflect deduction of the sales charge.

[upper right hand corner, picture of John Cleland, Terry Milberger, Chuck Lauber]
THE SECURITY MANAGEMENT LARGE CAP TEAM
JOHN CLELAND, TERRY MILBERGER, CHUCK LAUBER

NOVEMBER 15, 1995

SECURITY EQUITY
FUND-
EQUITY SERIES

PERFORMANCE

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                       SECURITY EQUITY SERIES VS. S&P 500

                             S&P 500          Equity Series
                             -------          -------------

September 1985              $10,000.00         $10,000.00
October 1985                 10,447.00           9,823.81
November 1985                11,195.01          10,332.91
December 1985                11,717.81          10,766.60
January 1986                 11,769.37          10,766.60
February 1986                12,665.02          11,633.96
March 1986                   13,366.66          12,407.04
April 1986                   13,200.91          12,269.89
May 1986                     13,925.65          12,759.45
June 1986                    14,156.81          12,998.95
July 1986                    13,351.29          12,149.77
August 1986                  14,349.96          12,802.98
September 1986               13,170.40          11,757.85
October 1986                 13,902.67          12,534.83
November 1986                14,258.58          12,605.12
December 1986                13,882.15          12,253.67
January 1987                 15,746.53          13,800.03
February 1987                16,396.86          14,456.06
March 1987                   16,842.85          14,643.49
April 1987                   16,694.64          14,623.54
May 1987                     16,866.59          14,741.85
June 1987                    17,708.23          15,262.43
July 1987                    18,590.10          16,350.92
August 1987                  19,305.82          16,611.21
September 1987               18,881.09          16,445.56
October 1987                 14,817.88          12,351.92
November 1987                13,604.30          11,618.38
December 1987                14,608.30          12,773.76
January 1988                 15,232.07          12,990.80
February 1988                15,947.98          13,827.92
March 1988                   15,466.35          13,641.89
April 1988                   15,633.38          13,765.90
May 1988                     15,755.32          13,672.89
June 1988                    16,486.37          14,137.96
July 1988                    16,420.43          14,199.97
August 1988                  15,876.91          14,044.94
September 1988               16,550.09          14,665.03
October 1988                 17,001.91          15,037.07
November 1988                16,760.48          14,913.06
December 1988                17,063.85          15,221.56
January 1989                 18,297.56          16,206.68
February 1989                17,841.95          15,825.34
March 1989                   18,263.02          16,492.68
April 1989                   19,205.40          17,446.00
May 1989                     19,977.45          18,399.34
June 1989                    19,869.57          18,145.11
July 1989                    21,653.86          20,115.34
August 1989                  22,071.78          20,306.00
September 1989               21,985.70          20,750.90
October 1989                 21,473.43          19,734.00
November 1989                21,920.08          19,956.45
December 1989                22,437.40          19,904.83
January 1990                 20,931.85          18,529.58
February 1990                21,201.87          19,036.25
March 1990                   21,759.48          19,361.97
April 1990                   21,222.02          18,855.29
May 1990                     23,291.16          20,664.82
June 1990                    23,128.13          20,592.44
July 1990                    23,054.12          20,266.73
August 1990                  20,972.33          18,384.82
September 1990               19,940.49          17,443.86
October 1990                 19,866.71          17,262.91
November 1990                21,146.13          18,421.00
December 1990                21,725.53          18,983.98
January 1991                 22,685.80          20,230.81
February 1991                24,310.10          21,759.18
March 1991                   24,888.68          22,241.82
April 1991                   24,958.37          22,322.25
May 1991                     26,026.59          23,569.09
June 1991                    24,837.17          22,282.04
July 1991                    25,999.55          23,488.65
August 1991                  26,610.54          24,011.50
September 1991               26,174.13          23,408.21
October 1991                 26,524.86          23,931.07
November 1991                25,453.26          22,724.46
December 1991                28,362.57          25,672.52
January 1992                 27,835.02          25,584.45
February 1992                28,191.31          26,333.04
March 1992                   27,638.76          25,980.76
April 1992                   28,443.05          26,200.94
May 1992                     28,596.64          26,421.11
June 1992                    28,181.99          25,628.48
July 1992                    29,317.73          26,509.19
August 1992                  28,725.51          25,672.52
September 1992               29,055.85          25,804.62
October 1992                 29,160.45          26,509.19
November 1992                30,143.16          28,006.38
December 1992                30,538.03          28,423.21
January 1993                 30,760.96          28,752.62
February 1993                31,176.23          28,846.74
March 1993                   31,846.52          30,164.36
April 1993                   31,066.28          29,317.31
May 1993                     31,905.07          29,599.67
June 1993                    32,010.36          29,929.07
July 1993                    31,859.91          30,164.36
August 1993                  33,073.77          31,293.77
September 1993               32,829.03          31,670.23
October 1993                 33,495.46          32,281.99
November 1993                33,180.60          31,434.94
December 1993                33,588.72          32,580.13
January 1994                 34,713.94          33,629.23
February 1994                33,776.67          33,162.96
March 1994                   32,307.38          31,414.47
April 1994                   32,727.38          31,705.89
May 1994                     33,260.83          31,764.17
June 1994                    32,439.29          30,889.93
July 1994                    33,513.03          31,589.32
August 1994                  34,877.01          32,813.27
September 1994               34,036.48          32,288.72
October 1994                 34,815.91          32,580.13
November 1994                33,538.17          31,181.34
December 1994                34,027.83          31,745.29
January 1995                 34,912.55          32,501.14
February 1995                36,267.16          33,823.85
March 1995                   37,340.66          34,831.64
April 1995                   38,427.28          36,028.39
May 1995                     39,945.15          37,288.13
June 1995                    40,883.87          38,295.90
July 1995                    42,245.30          40,059.53
August 1995                  42,359.36          39,870.57
September 1995               44,134.22          41,256.28

                             $10,000 OVER TEN YEARS

   This chart assumes a $10,000 investment in Class A shares of Equity Series on September 30, 1985, and reflects deduction of the 5.75% sales load. On September 30, 1995, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $41,256. By comparison, the same $10,000 investment would have grown to $44,134 based on the S&P's performance.

   The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**

                                               % of
                                            net assets
                                            ----------
      Frontier Corporation                    1.90%

      Hercules, Inc.                          1.80%

      Monsanto Company                        1.80%

      Amgen, Inc.                             1.70%

      Loral Corporation                       1.70%

      **At September 30, 1995

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1995

                                    1 year  5 years  10 years
                                    ------  -------  --------

      A Shares                      27.77%  18.79%   15.91%

      A Shares with sales charge    20.38%  17.41%   15.22%

      B Shares                      26.69%  12.80%      N/A
                                              (10-19-93)

      B Shares with CDSC            21.69%  10.96%      N/A
                                              (10-19-93)

   The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

MANAGER'S COMMENTARY

NOVEMBER 15, 1995

SECURITY
EQUITY FUND-
GLOBAL SERIES

[LEXINGTON LOGO]   SUBADVISOR - LEXINGTON
                   MANAGEMENT CORPORATION

   The Global Series, subadvised by Lexington Management Corporation, returned 2.80% for the 12-month period ending September 30, 1995, underperforming the 12.42% returned by the Morgan Stanley Capital International World Index (MSCI) for the same period.* However, the Series returned 5.6% for the third-quarter of 1995, virtually even with the MSCI's 5.7% return for the same period.

   Underexposure to the U.S. equity market, specifically the technology sectors, as well as an overweight position in Japan during the fourth quarter of 1994 and early in 1995 were the primary reasons the Series underperformed its benchmark index. We increased our U.S. weighting during the second and third quarters of the year, but the lack of exposure to the technology sectors severely dampened the portfolio's U.S. returns. Recently, we have decreased our U.S. exposure and we anticipate investors will benefit from increased weighting in foreign securities. We believe earnings in the U.S. have peaked and there is better relative value and earnings momentum to be found overseas.

   As with every investment made outside the U.S., we had to be aware of the currency fluctuation between the U.S. dollar and in this case, the Japanese Yen. Because we believed the U.S. dollar was going to increase in value relative to the Yen, we purchased forward currency contracts to preserve the gains which we expected to recognize as the Japanese market rebounded. This technique worked well and resulted in a nice gain for the portfolio. Although Japan still has significant structural problems, the recently strengthening Yen versus the dollar enhances the competitiveness and profitability of many Japanese companies.

   Going forward, we will continue our bottom up search for good companies internationally. One area that looks appealing is non-U.S. technology companies, such as the share prices of non-U.S. technology companies have not had the spectacular run enjoyed by the U.S. firms. We will also continue to monitor certain companies in emerging markets as we have recently been quite successful investing in selected companies in Israel and Southeast Asia.

PERFORMANCE

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                   SECURITY GLOBAL SERIES VS. MORGAN STANLEY
                       CAPITAL INTERNATIONAL WORLD INDEX

                               MSCI           Global Series
                               ----           -------------

September 1993              $10,000.00
October 1993                 10,277.20         $10,000.00
November 1993                 9,697.46           9,084.91
December 1993                10,173.64           9,745.28
January 1994                 10,846.34          10,283.02
February 1994                10,707.72          10,264.15
March 1994                   10,247.89           9,773.58
April 1994                   10,566.48           9,971.70
May 1994                     10,595.49          10,066.04
June 1994                    10,567.93          10,009.43
July 1994                    10,770.71          10,132.08
August 1994                  11,096.94          10,518.87
September 1994               10,807.30          10,226.42
October 1994                 11,116.69          10,443.40
November 1994                10,636.52           9,943.40
December 1994                10,741.51           9,869.12
January 1995                 10,582.24           9,436.69
February 1995                10,738.57           9,407.86
March 1995                   11,258.35           9,744.20
April 1995                   11,652.94           9,926.78
May 1995                     11,754.85          10,042.10
June 1995                    11,753.51           9,955.61
July 1995                    12,343.90          10,561.01
August 1995                  12,071.11          10,436.09
September 1995               12,424.79          10,512.97

   This chart assumes a $10,000 investment in Class A shares of Global Series on October 1, 1993, and reflects deduction of the 5.75% sales load. On September 30, 1995, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $10,513. By comparison, the same $10,000 investment would have grown to $12,425 based on the MSCI's performance.

   The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1995

                                1 Year            Since Inception 10-1-93
A Shares                         2.80%                     5.56%
A Shares with sales charge      -3.10%                     2.48%

                                1 Year            Since Inception 10-19-93
B Shares                         1.79%                     4.94%
B Shares with CDSC              -3.21%                     2.96%

   The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted.

   *This performance figure is based on Class A share prices and does not reflect deduction of the sales charge.

MANAGER'S COMMENTARY

NOVEMBER 15, 1995

SECURITY
EQUITY FUND -
ASSET ALLOCATION
SERIES

[MERIDIAN INVESTMENT MANAGEMENT LOGO, TEMPLETON LOGO, SBG LOGO]

MANAGED BY SECURITY MANAGEMENT COMPANY
RESEARCH PROVIDED BY MERIDIAN INVESTMENT
MANAGEMENT CORPORATION
AND TEMPLETON QUANTITATIVE ADVISORS, INC.

   Pursuing high total return through capital appreciation and current income, our unique new Asset Allocation Series became available to shareholders June 1, 1995. The Series employs an aggressive asset allocation strategy that attempts to identify undervalued sectors and countries with the potential to become future market leaders, both domestically and internationally. Unlike most asset allocation models that simply rotate between stocks and bonds, this Series may invest in seven different general asset classes: domestic stocks and bonds, international stocks and bonds, gold stocks, real estate (through exchange-traded real estate investment trusts or REITS) and cash.* In addition, the Fund attempts to identify undervalued opportunities by their respective sector groups, such as computers, chemicals or electrical equipment; or countries, such as Belgium, United Kingdom, Japan, etc.

   For the four-month period from inception through September 30, 1995, the Series returned 5.40%.** This compares favorably to the 5.60% return for the Morgan Stanley Capital International World Index and the 5.65% average return for Lipper Global Flexible Funds category, the Series' peer group. Contributing heavily to the Series' positive performance was its U.S. exposure, as both stock and bond markets enjoyed good runs. Specifically, the portfolio's top-performing U.S. sector was electronics. Other strong performers included real estate and international equities, as international markets were firm and Japan was up nicely up for much of the period.

   As of September 30, 1995, the Series' asset allocation was 40% in domestic stocks - with weightings in appliances, auto parts, building materials, basic chemicals, computers, electrical equipment, electronics, housing, machinery, and metals and mining (not including gold). Another 35% of assets were allocated to international investments including futures contracts on country-specific indices and individual stocks, with concentrations in Hong Kong, Germany, Japan, Belgium, and the United Kingdom. The Series also had approximately 15% allocated to domestic bonds and 10% allocated to REITS.

                            PORTFOLIO DISTRIBUTION***

                                                         % of
                                                      net assets
                                                      ----------
      International Stocks - Futures Contracts          35.6%
      Domestic Stocks                                   39.7%
      U.S. Government                                   14.6%
      Real Estate                                       10.0%
      Cash & equivalents                                 0.1%
      ***At September 30, 1995

                             AVERAGE ANNUAL RETURNS
                From inception June 1, 1995 to September 30, 1995

      A Shares                             5.40%
      A Shares with sales charge          -0.66%
      B Shares                             5.00%
      B Shares with CDSC                   0.00%

      The percentage amounts are from inception and are not annualized.

   The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

   *Investment  in  foreign   securities   involves  risks,   such  as  currency
fluctuations and political instability, not associated with investment in U.S. securities.

   **This performance figure is based on Class A share prices and does not reflect deduction of the sales charge.

MANAGER'S COMMENTARY

NOVEMBER 15, 1995

SECURITY
ULTRA
FUND

   For the 12-month period ending September 30, 1995, the Ultra Fund returned 22.69%* to shareholders as compared to the Standard & Poor's 400 Mid Cap Growth Index's gain of 26.97%. Underexposure to technology stocks in the first half of 1995 was the main reason the Fund underperformed its benchmark index.

   We gradually increased our technology exposure to finish the 12-month period in line with our index at 27.6%. Focusing on stocks of companies in the range of $200 million to $2 billion in market capitalization, stocks we bought included small and mid-cap technology companies, such as PC manufacturers Dell Computer Corporation and Gateway 2000. The portfolio also included Autodesk, Inc. and Symantec Corporation, computer software manufacturers.

   The whole communications explosion includes growing demand for newer, faster, more powerful PCs on both the consumer and business side, as well as pagers, cellular phones and other electronic devices. All of this combined to fuel the technology sector's performance, up as a group nearly 100% by the end of the third quarter of the year.

   Semiconductor stocks were in great demand as were stocks of the companies that manufacture the equipment used to make the chips such as Kulicke & Soffa Industries, Inc., and Teradyne, Inc. Considering the supply/demand imbalance of semiconductors in addition to the demand for upgrades of computing equipment, companies like these offer great long-term potential.

   Although not a full correction, technology pulled back briefly in September. This pull back was prompted in part by the August 24th rollout of Microsoft's newest operating software, Windows 95. The occurrence was truly a case of the market buying on rumor and selling on news. Fueled by pent-up demand and great expectations, the market believed Windows 95 would trigger a huge rush to upgrade PCs. However, after the initial burst, Windows 95 sales slowed to more normal levels and the media declared consumer reception disappointing. In reality, Windows 95 sales actually exceeded Microsoft's internal third-quarter sales goals. Believing technology is in a multi-year cycle, we viewed the shortlived pull back as a buying opportunity and took advantage of temporarily lower prices.

   The portfolio weighting in healthcare stocks was in line with its index at September 30, 1995. HMOs are experiencing increased costs and shrinking profits due to an increase in healthcare utilization. For the portfolio's healthcare weighting, we concentrated on the device side of healthcare by owning companies such as St. Jude Medical, Inc., manufacturers of heart valves and catheters.

   Financial services companies also delivered strong, consistent performance for the 12-month period. The portfolio included interest-sensitive specialty financial service companies such as automobile financers Credit Acceptance Corporation, Mercury Finance Company and WFS Financial, Inc. We found these stocks' valuations to be more attractive and the growth rates higher than those of banks. We were also pleased with the performance of credit card issuers such as First USA, Inc.

   The current small capitalization cycle that actually began in 1990 is still intact. Because mid capitalization stocks typically benefit from increased buying during small cap cycles, we believe valuations remain attractive. Given the slowing economy, and the fact that small companies are more nimble than larger companies at cutting costs, we anticipate the earnings outlook will remain positive for small and mid-cap companies. Looking forward, we expect growth stocks to continue to outperform as investors focus on earnings stability. And because small and mid-cap stocks typically have limited foreign currency risk as they have little international exposure, we anticipate earnings to remain strong.

   *This performance figure is based on Class A share prices and does not reflect deduction of the sales charge.

[upper right hand corner, photo of Larry Valencia, Frank Whitsell, Cindy Shields, John Cleland]
THE SECURITY MANAGEMENT SMALL CAP TEAM
LARRY VALENCIA, FRANK WHITSELL, CINDY SHIELDS, JOHN CLELAND

NOVEMBER 15, 1995

SECURITY
ULTRA
FUND

PERFORMANCE

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                          SECURITY ULTRA FUND VS. S&P
                            MIDCAP AND RUSSELL 2000

                            S&P Midcap         Russell 2000         Ultra Fund
                            ----------         ------------         ----------

September 1985              $10,000.00          $10,000.00          $10,000.00
October 1985                 10,554.60           10,380.30            9,858.39
November 1985                11,210.57           11,127.16           10,215.84
December 1985                11,765.60           11,616.65           10,438.46
January 1986                 11,961.74           11,800.31           10,735.29
February 1986                12,843.44           12,647.57           11,192.91
March 1986                   13,462.49           13,261.35           11,798.93
April 1986                   13,563.19           13,456.56           11,761.83
May 1986                     14,096.76           13,921.49           12,083.38
June 1986                    14,472.73           13,904.08           12,293.64
July 1986                    13,757.48           12,603.50           11,502.10
August 1986                  14,509.33           13,004.03           11,662.88
September 1986               13,363.82           12,201.56           11,069.22
October 1986                 13,924.03           12,685.23           11,563.94
November 1986                13,918.60           12,641.84           11,344.93
December 1986                13,672.80           12,276.75           10,984.77
January 1987                 15,432.90           13,705.76           12,016.13
February 1987                16,151.91           14,860.74           12,916.52
March 1987                   16,532.78           15,261.83           13,014.74
April 1987                   15,984.71           14,824.43           12,900.15
May 1987                     15,821.35           14,775.81           12,736.44
June 1987                    16,392.66           15,153.77           13,014.74
July 1987                    16,853.29           15,625.51           13,407.65
August 1987                  17,464.39           16,084.74           13,947.88
September 1987               17,127.16           15,788.30           13,489.49
October 1987                 13,078.98           10,954.71            8,774.72
November 1987                12,433.40           10,366.88            8,021.67
December 1987                13,394.75           11,200.17            8,993.07
January 1988                 14,008.23           11,686.93            8,942.45
February 1988                14,897.34           12,738.52            9,937.93
March 1988                   15,139.42           13,336.34           10,207.89
April 1988                   15,215.87           13,638.54           10,241.63
May 1988                     14,898.01           13,268.39            9,954.81
June 1988                    15,971.56           14,215.36           11,152.75
July 1988                    15,542.41           14,079.17           10,781.56
August 1988                  15,181.67           13,718.89           10,258.51
September 1988               15,762.37           14,081.48           10,663.45
October 1988                 15,870.97           13,925.03           10,654.53
November 1988                15,561.80           13,461.19           10,485.15
December 1988                16,190.03           13,988.33           11,061.07
January 1989                 17,293.06           14,612.07           11,298.21
February 1989                17,349.95           14,719.61           11,196.58
March 1989                   17,735.30           15,065.97           11,484.53
April 1989                   18,694.95           15,722.84           11,857.19
May 1989                     19,597.36           16,399.08           12,433.11
June 1989                    19,510.15           16,025.18           11,958.82
July 1989                    20,669.05           16,648.72           12,754.95
August 1989                  21,403.22           17,053.29           13,313.93
September 1989               21,639.30           17,106.49           13,364.75
October 1989                 20,729.36           16,092.59           11,908.01
November 1989                21,187.28           16,195.26           12,331.48
December 1989                21,944.09           16,259.88           12,382.42
January 1990                 20,088.27           14,839.74           11,278.13
February 1990                20,809.84           15,300.22           11,947.95
March 1990                   21,259.75           15,900.30           12,328.11
April 1990                   20,434.45           15,380.67           12,074.67
May 1990                     22,429.26           16,470.09           13,866.86
June 1990                    22,521.45           16,513.57           13,722.03
July 1990                    22,006.61           15,789.61           12,491.03
August 1990                  19,725.40           13,677.59            9,775.58
September 1990               18,517.42           12,461.52            8,073.92
October 1990                 17,953.38           11,700.74            7,567.04
November 1990                19,678.88           12,593.39            8,327.36
December 1990                20,821.23           13,087.94            8,985.44
January 1991                 22,466.11           14,267.16           10,413.21
February 1991                24,483.34           15,867.22           11,079.50
March 1991                   25,600.27           16,979.99           12,278.83
April 1991                   25,593.87           16,936.18           12,145.57
May 1991                     26,773.50           17,742.85           12,754.75
June 1991                    25,412.33           16,716.78           11,688.69
July 1991                    26,941.65           17,301.70           12,088.46
August 1991                  27,922.59           17,939.79           12,564.39
September 1991               27,832.40           18,079.72           12,792.83
October 1991                 28,922.87           18,557.75           13,668.53
November 1991                27,948.17           17,698.90           13,344.90
December 1991                31,251.93           19,115.16           14,353.06
January 1992                 31,804.77           20,665.40           15,074.62
February 1992                32,310.79           21,268.62           15,562.16
March 1992                   31,093.96           20,548.89           14,489.57
April 1992                   30,722.70           19,827.42           13,377.99
May 1992                     31,013.65           20,091.13           13,612.02
June 1992                    30,126.65           19,147.04           12,461.42
July 1992                    31,622.44           19,812.60           12,812.45
August 1992                  30,866.03           19,252.30           12,539.43
September 1992               31,297.85           19,695.68           12,987.96
October 1992                 32,048.37           20,317.27           13,573.00
November 1992                33,839.24           21,873.17           14,918.60
December 1992                34,974.54           22,634.35           15,459.56
January 1993                 35,411.72           23,399.85           16,128.18
February 1993                34,915.96           22,860.25           15,317.72
March 1993                   36,120.56           23,601.83           15,581.13
April 1993                   35,175.29           22,953.02           14,953.03
May 1993                     36,779.28           23,968.23           15,520.35
June 1993                    36,963.17           24,117.07           15,520.35
July 1993                    36,892.94           24,450.13           15,338.00
August 1993                  38,416.62           25,505.89           15,824.27
September 1993               38,823.84           26,225.66           16,472.64
October 1993                 38,951.96           26,900.97           16,938.64
November 1993                38,091.12           26,024.54           16,553.69
December 1993                39,858.55           26,913.80           16,994.87
January 1994                 40,787.25           27,757.01           17,483.77
February 1994                40,208.07           27,656.25           17,227.67
March 1994                   38,346.44           26,199.60           16,063.64
April 1994                   38,631.74           26,354.96           15,667.87
May 1994                     38,265.89           26,058.47           15,365.23
June 1994                    36,949.55           25,179.25           14,620.25
July 1994                    38,201.40           25,593.20           15,062.58
August 1994                  40,202.01           27,018.74           15,830.84
September 1994               39,451.84           26,927.15           15,877.40
October 1994                 39,883.04           26,818.36           16,017.08
November 1994                38,084.32           25,734.63           15,411.79
December 1994                38,433.93           26,423.55           15,869.31
January 1995                 38,834.03           26,089.82           15,774.29
February 1995                40,869.71           27,175.94           16,225.65
March 1995                   41,578.80           27,641.73           16,415.70
April 1995                   42,413.70           28,255.93           16,391.95
May 1995                     43,437.14           28,741.65           16,368.20
June 1995                    45,205.47           30,232.77           17,508.50
July 1995                    47,563.84           31,974.18           18,720.08
August 1995                  48,443.30           32,635.72           18,957.65
September 1995               49,617.56           33,218.60           19,480.29

                             $10,000 OVER TEN YEARS

   This chart references a change in the Ultra Fund's benchmark index. The Fund's new benchmark index is the Standard & Poor's Midcap 400 - stock index. We believe the capitalization of the stocks in the S&P Midcap more closely reflect the securities the Ultra Fund purchases.

   This chart assumes a $10,000 investment in Class A shares of Ultra Fund on September 30, 1985, and reflects deduction of the 5.75% sales load. On September 30, 1995, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $19,480. In comparison, the same $10,000 investment would have grown to $33,219 based on the performance of the Russell 2000. Also in comparison, the same $10,000 investment would have grown to $49,618 based on the S&P's performance.

   The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**

                                                            % of
                                                          net assets
                                                          ----------
      Sunglass Hut International, Inc.                      2.30%
      Dell Computer Systems Corporation                     2.10%
      Research Industries Corporation                       2.10%
      DSC Communications Corporation                        2.10%
      Symantec Corporation                                  2.10%
      **At September 30, 1995

                             AVERAGE ANNUAL RETURNS
                             As of September 30,1995

                                     1 year  5 years  10 years
                                     ------  -------  --------

      A Shares                       22.69%   19.26%   7.53%
      A Shares with sales charge     15.57%   17.87%   6.90%
      B Shares                       21.53%    7.23%     N/A
                                                (10-19-93)
      B Shares with CDSC             16.53%    5.30%     N/A
                                                (10-19-93)

   The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

STATEMENTS OF NET ASSETS

SEPTEMBER 30, 1995

                        SECURITY GROWTH AND INCOME FUND

Principal                                                            Market
 Amount       CORPORATE BONDS                                        Value
--------------------------------------------------------------------------------
              COMMUNICATIONS - 4.5%
$1,000,000    Century Communications,
                9.50% - 2005 ...................................   $1,003,750
 1,000,000    Continental Cablevision, Inc.,
                8.875% - 2005 ..................................    1,026,250
 1,000,000    Rogers Communications, Inc.,
                10.875% - 2004 .................................    1,042,500
                                                                   ----------
                                                                    3,072,500

              CONSUMER GOODS & SERVICES - 0.8%
 1,000,000    International Semi-Tech,
                0% - 2003(1) ...................................      518,750

              DIVERSIFIED - 1.3%
 1,000,000    Sequa Corporation,
                9.375% - 2003 ..................................      900,000

              FINANCE - 1.4%
   500,000    Home Holdings,
                7.75% - 1998 ...................................      453,750
   500,000    Keystone Group, Inc.,
                9.75% - 2003 ...................................      496,250
                                                                   ----------
                                                                      950,000

              FOOD & BEVERAGES - 0.7%
   500,000    Cott Corporation,
                9.375% - 2005 ..................................      510,000

              GROCERY STORES - 1.4%
 1,000,000    Penn Traffic Company,
                10.65% - 2004 ..................................      987,500

              HOTELS - 1.3%
   900,000    Harrahs Entertainment,
                8.75% - 2000 ...................................      904,500

              MEDICAL & HEALTH SERVICES - 1.5%
 1,000,000    Healthsouth Rehabilitation,
                Corporation, 9.50% - 2001 ......................    1,040,000

              PUBLISHING & PRINTING - 0.5%
   500,000    Marvel Holdings,
                0% - 1998 ......................................      362,500

              STEEL AND METAL PRODUCTS - 0.8%
   500,000    Weirton Steel Corporation,
                11.50% - 1998 ..................................      512,500
                                                                   ----------

              Total corporate bonds -
                (Cost $9,523,433) - 14.2% ......................    9,758,250

Number of                                                            Market
 Shares       PREFERRED STOCK                                        Value
--------------------------------------------------------------------------------
              BANKING & CREDIT - 1.6%
    10,000    First Nationwide Bank ............................   $1,110,000
                                                                   ----------

              Total preferred stock -
                (Cost $1,051,250) - 1.6% .......................    1,110,000

              COMMON STOCKS
              -------------
              ADVERTISING - 1.4%
    15,000    Omnicom Group, Inc. ..............................      978,750

              AEROSPACE & DEFENSE - 5.3%
    15,000    Allied Signal, Inc. ..............................      661,875
    15,000    Lockheed Martin Corporation ......................    1,006,875
    15,000    McDonnell Douglas
                Corporation ....................................    1,241,250
    15,000    Rockwell International
                Corporation ....................................      708,750
                                                                   ----------
                                                                    3,618,750

              AMUSEMENT & RECREATIONAL SERVICES - 2.7%
    40,000    Carnival Cruise Lines, Inc. ......................      960,000
    15,000    Disney (Walt) Company ............................      860,625
                                                                   ----------
                                                                    1,820,625

              BANKING - 1.3%
    15,000    Chemical Banking Corporation .....................      913,125

              BROADCASTING - 1.5%
    20,000    Viacom, Inc. (Cl.B)* .............................      995,000

              BUSINESS SERVICES - 1.8%
    10,000    ITT Corporation ..................................    1,240,000

              CASINOS - 1.0%
    20,000    Mirage Resorts, Inc.* ............................      657,500

              CHEMICALS - 5.8%
    15,000    Great Lakes Chemical Corporation .................    1,014,375
    20,000    Hercules, Inc. ...................................    1,160,000
    10,000    Monsanto Company .................................    1,007,500
    30,000    Praxair,Inc ......................................      802,500
                                                                   ----------
                                                                    3,984,375

              COMPUTER SERVICES - 2.9%
    30,000    Ceridian Corporation* ............................    1,331,250
    15,000    General Motors Corporation, (Cl.E) ...............      682,500
                                                                   ----------
                                                                    2,013,750

              COMPUTER SYSTEMS - 1.4%
    10,000    International Business
                Machines Corporation ...........................      943,750

See accompanying notes.

STATEMENTS OF NET ASSETS

SEPTEMBER 30, 1995

                        SECURITY GROWTH AND INCOME FUND
                                  (CONTINUED)

Number of                                                            Market
 Shares       COMMON STOCKS (continued)                              Value
--------------------------------------------------------------------------------
              CONSUMER GOODS & SERVICES - 2.0%
    20,000    Duracell International, Inc. .....................   $  897,500
    20,000    Newell Company ...................................      495,000
                                                                   ----------
                                                                    1,392,500

              ELECTRIC COMPANIES & SYSTEMS - 1.8%
    25,000    Phillips Electronics, N.V. .......................    1,218,750

              ELECTRICAL MACHINERY &
                ELECTRONIC COMPONENTS - 7.9%
    25,000    DSC Communications Corporation* ..................    1,481,250
    15,000    General Electric Company .........................      956,250
    20,000    Loral Corporation ................................    1,140,000
    10,000    Motorola, Inc. ...................................      763,750
    20,000    Varian Associates, Inc. ..........................    1,060,000
                                                                   ----------
                                                                    5,401,250

              ENVIRONMENTAL SERVICES - 1.1%
    25,000    Browning Ferris Industry, Inc. ...................      759,375

              FOOD & BEVERAGES - 5.5%
    15,000    CPC International, Inc. ..........................      990,000
    20,000    Heinz (H.J.) Company .............................      915,000
    25,000    PepsiCo, Inc. ....................................    1,275,000
    20,000    Sara Lee Corporation .............................      595,000
                                                                   ----------
                                                                    3,775,000

              HOUSEHOLD PRODUCTS - 1.1%
    10,000    Procter & Gamble Company .........................      770,000

              INSURANCE - 2.1%
    20,000    American General
                Corporation ....................................      747,500
    10,000    MBIA, Inc. .......................................      705,000
                                                                   ----------
                                                                    1,452,500

              MANUFACTURING - 1.0%
    30,000    Pall Corporation .................................      697,500

              MEDICAL & HEALTH CARE - 1.4%
    20,000    Columbia Healthcare
                Corporation ....................................      972,500

              MEDICAL INSTRUMENTS & SUPPLIES - 1.2%
    20,000    Baxter International, Inc. .......................      822,500

              PAPER PRODUCTS - 1.2%
    15,000    Champion International
                Corporation ....................................      808,125

              PERSONAL SERVICES - 1.1%
    30,000    Dial Corporation (The) ...........................      742,500

Principal
Amount or
Number of                                                            Market
 Shares       COMMON STOCKS (continued)                              Value
--------------------------------------------------------------------------------
              PETROLEUM REFINING - 2.6%
    20,000    Anadarko Petroleum Corporation ...................      947,500
    25,000    Coastal Corporation (The) ........................      840,625
                                                                   ----------
                                                                    1,788,125

              PHARMACEUTICALS - 5.4%
    10,000    American Home Products Corporation ...............      848,750
    10,000    Bristol-Meyers Squibb Company ....................      728,750
    20,000    Merck & Company, Inc. ............................    1,120,000
    20,000    Smithkline Beecham PLC ...........................    1,012,500
                                                                   ----------
                                                                    3,710,000

              PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.0%
     5,000    Xerox Corporation ................................      671,875

              PUBLISHING & PRINTING - 2.1%
    30,000    News Corporation Ltd.
                (The) ADR ......................................      660,000
    20,000    Time-Warner, Inc. ................................      795,000
                                                                   ----------
                                                                    1,455,000

              RESTAURANTS & FOOD SERVICE - 2.4%
    20,000    McDonald's Corporation ...........................      765,000
    40,000    Wendy's International, Inc. ......................      845,000
                                                                   ----------
                                                                    1,610,000

              RETAIL TRADE - 3.8%
    30,000    Federated Department Stores* .....................      851,250
    20,000    Home Depot, Inc. .................................      797,500
    40,000    Leggett & Platt, Inc. ............................      985,000
                                                                   ----------
                                                                    2,633,750

              TRANSPORTATION - 1.1%
    10,000    Burlington Northern, Inc. ........................      725,000

              UTILITIES - 1.9%
    50,000    Frontier Corporation .............................    1,331,250
                                                                   ----------

              Total common stocks -
                (Cost $40,547,682) - 72.8% .....................   49,903,125

              COMMERCIAL PAPER
              ----------------
              AIR TRANSPORTATION - 1.4%
$  935,000    Harper Group, Inc., (The)
                5.74%, 10-10-95 ................................      933,509

              ALCOHOLIC & MALT BEVERAGES - 0.7%
$  500,000    Anheuser-Busch Companies,Inc.,
                5.735%, 10-20-95 ...............................      498,407

              DISCOUNT STORES - 1.5%
$1,000,000    Wal-Mart Stores, Inc.,
                5.70%, 10-16-95 ................................      997,467

See accompanying notes.

STATEMENTS OF NET ASSETS

SEPTEMBER 30, 1995

                        SECURITY GROWTH AND INCOME FUND
                                  (CONTINUED)

Principal
Amount or
Number of                                                            Market
 Shares       COMMERCIAL PAPER (continued)                           Value
--------------------------------------------------------------------------------
              ELECTRIC COMPANIES & SYSTEMS - 0.6%
$  425,000    New England Power Company,
                5.77%, 10-06-95 ................................  $   424,591

              GAS COMPANIES & SYSTEMS - 2.9%
$2,000,000    Consolidated Natural Gas Company,
                5.70%, 10-03-95 ................................    1,999,050

              LEASING COMPANIES - 2.2%
$1,500,000    International Lease Finance Corporation,
                5.80%, 10-13-95 ................................    1,496,858

              TOY STORES - 1.0%
$  700,000    Toys "R" Us, Inc.,
                5.705%, 10-06-95 ...............................      699,335
                                                                 ------------

              Total commercial paper -
                (cost $7,049,217) - 10.3% ......................    7,049,217
                                                                 ------------
              Total investments -
                (cost $58,171,582) - 98.9% .....................   67,820,592

              Cash and other assets,
                less liabilities - 1.1% ........................      739,001
                                                                 ------------
              Total net assets - 100.0% ........................  $68,559,593
                                                                 ============

                      SECURITY EQUITY FUND - EQUITY SERIES

              COMMON STOCKS
              -------------
              ADVERTISING - 1.4%
   100,000    Omnicom Group, Inc. ..............................   $6,525,000

              AEROSPACE & DEFENSE - 9.1%
   160,000    Allied-Signal, Inc. ..............................    7,060,000
   100,000    Lockheed Martin Corporation ......................    6,712,500
   135,000    Loral Corporation ................................    7,695,000
    90,000    McDonnell Douglas Corporation ....................    7,447,500
    70,000    Raytheon Company .................................    5,950,000
   150,000    Rockwell International Corporation ...............    7,087,500
                                                                   ----------
                                                                   41,952,500

              AMUSEMENT & RECREATIONAL
                SERVICES - 2.3%
   240,000    Carnival Cruise Lines, Inc. ......................    5,760,000
    80,000    Disney (Walt) Company ............................    4,590,000
                                                                   ----------
                                                                   10,350,000

              BANKING - 1.6%
   120,000    Chemical Banking Corporation* ....................    7,305,000

              BROADCASTING - 1.3%
   125,000    Viacom, Inc. (Cl.B)* .............................    6,218,750

              BUSINESS SERVICES - 1.3%
    50,000    ITT Corporation ..................................   $6,200,000

              CASINOS - 1.1%
   150,000    Mirage Resorts, Inc.* ............................    4,931,250

              CHEMICALS - 7.2%
    79,000    Great Lakes Chemical Corporation .................    5,342,375
   140,000    Hercules, Inc. ...................................    8,120,000
    80,000    Monsanto Company .................................    8,060,000
   200,000    Praxair,Inc ......................................    5,350,000
   400,000    US Industries* ...................................    6,200,000
                                                                   ----------
                                                                   33,072,375

              COMPUTER SERVICES - 4.3%
   150,000    Ceridian Corporation* ............................    6,656,250
   100,000    Computer Sciences
                Corporation* ...................................    6,437,500
   150,000    General Motors Corporation,
                (Cl.E) .........................................    6,825,000
                                                                  -----------
                                                                   19,918,750

              COMPUTER SOFTWARE - 1.3%
    65,000    Microsoft Corporation* ...........................    5,882,500

              COMPUTER SYSTEMS - 1.4%
    70,000    International Business
                Machines Corporation ...........................    6,606,250

              CONSUMER GOODS & SERVICES - 1.7%
   100,000    Duracell International, Inc. .....................    4,487,500
   140,000    Newell Company ...................................    3,465,000
                                                                   ----------
                                                                    7,952,500

              ELECTRIC COMPANIES & SYSTEMS - 1.6%
   150,000    Phillips Electronics N.V. ........................    7,312,500

              ELECTRICAL MACHINERY &
                ELECTRONIC COMPONENTS - 5.9%
   100,000    DSC Communications Corporation* ..................    5,925,000
   120,000    General Electric Company .........................    7,650,000
    80,000    Motorola, Inc. ...................................    6,110,000
   140,000    Varian Associates, Inc. ..........................    7,420,000
                                                                   ----------
                                                                   27,105,000

              ENVIRONMENTAL SERVICES - 0.9%
   130,000    Browning-Ferris Industries, Inc. .................    3,948,750

              FERTILIZER - 0.8%
    59,000    Potash Corporation of
                Saskatchewan, Inc. .............................    3,672,750

See accompanying notes.

STATEMENTS OF NET ASSETS

SEPTEMBER 30, 1995

                      SECURITY EQUITY FUND - EQUITY SERIES
                                   (CONTINUED)

Number of                                                            Market
 Shares       COMMON STOCKS (continued)                              Value
--------------------------------------------------------------------------------
              FINANCE - 1.1%
    50,000    Federal National Mortgage
                Association ....................................  $ 5,175,000

              FOOD & BEVERAGES - 5.0%
   100,000    CPC International, Inc. ..........................    6,600,000
    65,000    Heinz (H.J.) Company .............................    2,973,750
   150,000    PepsiCo, Inc. ....................................    7,650,000
   200,000    Sara Lee Corporation .............................    5,950,000
                                                                   ----------
                                                                   23,173,750

              HOUSEHOLD PRODUCTS - 1.3%
    75,000    Procter & Gamble Company .........................    5,775,000

              INSURANCE - 5.9%
   180,000    American General Corporation .....................    6,727,500
    90,000    American International Group, Inc. ...............    7,650,000
    85,000    Jefferson Pilot Corporation ......................    5,461,250
   100,000    MBIA, Inc. .......................................    7,050,000
                                                                  -----------
                                                                   26,888,750

              MANUFACTURING - 1.0%
   200,000    Pall Corporation .................................    4,650,000

              MEDICAL & HEALTH CARE - 1.3%
   125,000    Columbia Healthcare Corporation ..................    6,078,125

              MEDICAL INSTRUMENTS - 1.6%
   180,000    Baxter International, Inc. .......................    7,402,500

              PAINT & ALLIED PRODUCTS - 1.3%
   175,000    Sherwin-Williams Company .........................    6,125,000

              PAPER PRODUCTS - 1.1%
    90,000    Champion International Corporation ...............    4,848,750

              PERSONAL SERVICES - 0.7%
   130,000    Dial Corporation (The) ...........................    3,217,500

              PETROLEUM REFINING - 5.3%
   120,000    Anadarko Petroleum Corporation ...................    5,685,000
   170,000    Coastal Corporation (The) ........................    5,716,250
    70,000    Mobil Corporation ................................    6,973,750
    50,000    Royal Dutch Petroleum
                Company ADR ....................................    6,137,500
                                                                  -----------
                                                                   24,512,500

              PHARMACEUTICALS - 8.7%
    80,000    American Home Products
                Corporation ....................................  $ 6,790,000
   160,000    Amgen, Inc.* .....................................    7,980,000
   100,000    Bristol-Meyers Squibb Company ....................    7,287,500
   130,000    Merck & Company, Inc. ............................    7,280,000
   110,000    Schering Plough Corporation ......................    5,665,000
   100,000    Smithkline Beecham PLC ADR .......................    5,062,500
                                                                   ----------
                                                                   40,065,000

              PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.5%
    50,000    Xerox Corporation ................................    6,718,750

              PUBLISHING & PRINTING - 2.7%
   250,000    News Corporation, Ltd.
                (The) ADR ......................................    5,500,000
   170,000    Time-Warner, Inc. ................................    6,757,500
                                                                   ----------
                                                                   12,257,500

              RESTAURANTS & FOOD SERVICE - 3.1%
   200,000    McDonald's Corporation ...........................    7,650,000
   305,000    Wendy's International, Inc. ......................    6,443,125
                                                                  -----------
                                                                   14,093,125

              RETAIL TRADE - 5.0%
   250,000    Federated Department Stores, Inc.* ...............    7,093,750
   100,000    Home Depot, Inc. .................................    3,987,500
   135,000    Safeway, Inc.* ...................................    5,636,250
   220,000    Walgreen Company .................................    6,160,000
                                                                   ----------
                                                                   22,877,500

              TRANSPORTATION - 3.9%
    85,000    Burlington Northern, Inc. ........................    6,162,500
   135,000    Illinois Central Corporation .....................    5,281,875
   100,000    Union Pacific Corporation ........................    6,625,000
                                                                  -----------
                                                                   18,069,375

              UTILITIES - 1.9%
   320,000    Frontier Corporation .............................    8,520,000
                                                                   ----------

              Total common stocks -
                (Cost $325,734,845) - 95.6%                       439,402,000

              COMMERCIAL PAPER
              ----------------
              ALCOHOLIC & MALT BEVERAGES - 0.6%
$2,700,000    Anheuser Busch Companies, Inc.
                5.70%, 10-04-95 ................................    1,499,050
                5.70%, 10-05-95 ................................    1,199,050
                                                                   ----------
                                                                    2,698,100

              AUTOMOBILES - 0.4%
$2,000,000    Toyota Motor Credit Corporation,
                6.01%, 10-06-95 ................................    1,997,997

See accompanying notes.

STATEMENTS OF NET ASSETS

SEPTEMBER 30, 1995

                      SECURITY EQUITY FUND - EQUITY SERIES
                                   (CONTINUED)

Principal
Amount or
Number of                                                            Market
 Shares       COMMERCIAL PAPER (continued)                           Value
--------------------------------------------------------------------------------
              GAS COMPANIES & SYSTEMS - 0.4%
$1,800,000    Consolidated Natural Gas Company,
                5.70%, 10-03-95 ................................  $ 1,799,145

              INSURANCE - 0.2%
$1,000,000    AIG Funding, Inc.,
                5.68%, 10-11-95 ................................      998,264

              LEASING COMPANIES - 1.3%
$5,900,000    International Lease Finance Corporation,
                5.80%, 10-13-95 ................................    3,492,669
                5.71%, 10-17-95 ................................    2,393,529
                                                                   ----------
                                                                    5,886,198

              TELEPHONE & TELEGRAPH - 0.6%
$3,000,000    GTE North, Inc.,
                5.73%, 10-12-95 ................................    2,994,270

              TOY STORES - 0.1%
$  300,000    Toys "R" Us,
                5.70%, 10-06-95 ................................      299,715
                                                                 ------------

              Total commercial paper -
                (cost $16,673,689) - 3.6% ......................   16,673,689
                                                                 ------------
              Total investments -
                (cost $342,408,534) - 99.2% ....................  456,075,689

              Cash and other assets,
                less liabilities - 0.8% ........................    3,550,808
                                                                 ------------

              Total net assets - 100.0% ........................ $459,626,497
                                                                 ============

                      SECURITY EQUITY FUND - GLOBAL SERIES

              COMMON STOCKS
              -------------
              AUSTRALIA - 2.2%
    38,900    QBE Insurance Group Ltd. .........................  $   165,569
    45,800    TABcorp Holdings, Ltd. ...........................      119,461
     7,300    TABcorp Holdings ADR .............................      187,975
                                                                  -----------
                                                                      473,005

              CANADA - 0.9%
     8,800    Canadian Pacific, Ltd. ...........................      140,989
    49,900    Markborough Properties Inc. ......................       64,332
                                                                  -----------
                                                                      205,321

              CHILE - 1.0%
    13,900    Banco Osorno y La Union ADR ......................      215,450

              DENMARK - 0.9%
     1,760    Novo-Nordisk A.S .................................      213,437

              FINLAND - 0.7%
     4,600    Huhtamaki Group "I" ..............................      158,425

              FRANCE - 6.9%
     3,420    Banque Nationale de Paris ........................      134,050
     1,631    Cetelem ..........................................      253,395
     1,080    Ecco S.A .........................................      187,750
        70    Grand Optical Photoservice .......................        6,976
     1,450    Havas ............................................      108,485
     2,900    Groupe SEB S.A ...................................      353,371
       360    Sidel S.A ........................................      114,936
     7,300    Valeo S.A ........................................      343,657
                                                                  -----------
                                                                    1,502,620

              GERMANY - 5.8%
       340    Ava Allgemeine Handelsgelesschaft
                der Verbraucher AG .............................      129,569
    18,800    Continental AG ...................................      266,432
     3,300    Deutsche Bank AG .................................      157,267
     1,650    G.M. Pfaff AG ....................................      165,294
       830    Siemens AG .......................................      419,395
       228    Sto AG ...........................................      122,984
                                                                  -----------
                                                                    1,260,941

              HONG KONG - 1.6%
    23,000    Johnson Electric Holdings Ltd. ...................       45,816
   103,600    Peregrine Investments Holdings Ltd. ..............      155,447
   100,000    Semi-Tech (Global) Ltd. ..........................      150,692
                                                                  -----------
                                                                      351,955

              INDONESIA - 0.8%
    86,500    PT Kawasan Industri Jababeka .....................      166,126

              IRELAND - 0.8%
    34,900    Allied Irish Banks Plc ...........................      173,707

              ISRAEL - 2.5%
       100    Africa-Israel Investments Ltd. ...................      142,030
    17,000    Clal Industries Ltd. .............................      101,300
     3,160    Koor Industries Ltd. .............................      292,692
                                                                  -----------
                                                                      536,022

              ITALY - 1.0%
    11,300    Alleanza Assicurazioni ...........................      102,843
     4,900    Assicurazioni Generali ...........................      113,457
                                                                  -----------
                                                                      216,300

See accompanying notes.

STATEMENTS OF NET ASSETS

SEPTEMBER 30, 1995

                      SECURITY EQUITY FUND - GLOBAL SERIES
                                   (CONTINUED)

Number of                                                            Market
 Shares       COMMON STOCKS (continued)                              Value
--------------------------------------------------------------------------------
              JAPAN - 22.8%
    23,000    Japan Vilene Company, Ltd. .......................  $   138,903
    17,000    Joshin Denki Company, Ltd. .......................      205,345
    75,000    Kawasaki Kisen Kaisha Ltd. .......................      226,472
   103,000    Kawasaki Steel ...................................      369,079
     7,000    Komatsu Fork Lift Company, Ltd. ..................       45,093
     9,000    Makino Milling Machine
                Company, Ltd. ..................................       69,753
    15,000    Matsushita Electric Industrial
                Company, Ltd. ..................................      229,492
    14,000    Matsushita Refrigeration
                Company, Ltd. ..................................       96,115
    29,000    Mitsubishi Estate Company, Ltd. ..................      324,006
    60,000    Mitsui Engineering and Shipbuild .................      143,734
     7,000    Mori Seiki Company, Ltd. .........................      138,802
    15,000    NGK Spark Plug ...................................      202,315
    25,000    Nippon Chemi-Con Corporation .....................      175,893
     8,000    Nippon Electric Glass Company, Ltd. ..............      151,384
    95,000    Nippon Steel Corporation .........................      330,851
     4,000    Nissen Company, Ltd. .............................      110,317
    19,000    NOK Corporation ..................................      132,531
    14,000    Nomura Securities Corporation ....................      273,377
    12,000    Okasan Securities Company, Ltd. ..................       53,387
     7,000    Royal Company, Ltd. ..............................      106,392
    25,000    Sansui Electric Company, Ltd. ....................       51,334
    20,000    Sanyo Denki ......................................      182,184
    10,000    Sharp ............................................      139,909
    33,000    Shinmaywa Industries Ltd. ........................      280,674
     8,000    Shinobu Foods Product
                Company, Ltd. ..................................       61,600
     3,100    Sony Corporation .................................      160,382
    32,000    Sumitomo Realty and Development ..................      223,855
     5,000    Tokyo Electron Ltd. ..............................      216,910
    12,000    Yamato Kogyo Company, Ltd. .......................       95,420
                                                                   ----------
                                                                    4,935,509

              MALAYSIA - 1.1%
    25,000    Commerce Asset Holdings Bhd ......................      131,239
    42,000    Land & General Holdings Bhd ......................      110,241
                                                                   ----------
                                                                      241,480

              MEXICO - 0.8%
    29,400    Tubos de Acero
                de Mexico S.A. ADR .............................      176,400

              NETHERLANDS - 1.2%
    20,600    Elsevier N.V. ....................................      263,958

              NEW ZEALAND - 2.2%
   183,200    Brierley Investments Ltd. ........................      139,769
    23,000    Ceramco Corporation Ltd. .........................       34,036
    60,900    Fisher & Paykel Industries Ltd. ..................      188,253
    36,300    Independent Newspapers Ltd. ......................      105,048
                                                                   ----------
                                                                      467,106

              NORWAY - 0.9%
    15,500    Saga Petroleum A.S. ..............................      200,099

              PHILIPPINES - 2.2%
   355,100    C & P Homes ......................................      221,597
   374,500    Filinvest Land Inc. ..............................      120,806
   286,800    Universal Robina Corporation .....................      137,674
                                                                  -----------
                                                                      480,077

              POLAND - 0.3%
     4,034    Debica S.A. ......................................       58,079

              PORTUGAL - 0.7%
     7,900    Portugal Telecom S.A. ............................      151,204

              SINGAPORE - 1.3%
   101,000    Comfort Group Ltd. ...............................       90,112
    22,000    United Overseas Bank Ltd. ........................      190,095
                                                                   ----------
                                                                      280,207

              SOUTH AFRICA - 0.5%
     4,500    Rustenburg Platinum
                Holdings, Ltd. ADR .............................       97,979

              SPAIN - 1.8%
     1,500    Corporacion Mapfre ...............................       77,545
     5,500    Repsol S.A. ......................................      173,128
    10,800    Telefonica de Espana .............................      148,760
                                                                   ----------
                                                                      399,433

              SWEDEN - 1.2%
    15,300    Atlas Copco AB ...................................      254,893

              SWITZERLAND - 2.5%
       150    Nestle S.A. ......................................      153,570
       215    Union Bank of Switzerland ........................      220,308
       270    Winterthur Schiveizerische
                Versicherungs-Gesellschaft .....................      176,183
                                                                   ----------
                                                                      550,061

              THAILAND - 0.3%
    12,100    Total Access Communication
                Public Company Ltd. ............................       75,625

STATEMENTS OF NET ASSETS

SEPTEMBER 30, 1995

                      SECURITY EQUITY FUND - GLOBAL SERIES
                                   (CONTINUED)


Number of                                                            Market
 Shares       COMMON STOCKS (continued)                              Value
--------------------------------------------------------------------------------
              UNITED KINGDOM - 4.6%
   157,500    Aegis Group Plc ..................................  $    91,386
    14,000    Antofagasta Holdings Plc .........................       74,813
    20,100    BAT Industries Plc ...............................      168,106
    26,300    D.F.S. Furniture Company Plc .....................      133,473
    15,200    RTZ Corporation Plc ..............................      222,774
    32,100    Takare Plc .......................................      112,666
    50,600    Tomkins Plc ......................................      201,597
                                                                   ----------
                                                                    1,004,815

              UNITED STATES - 26.7%
     2,900    Air Products and Chemicals Inc. ..................      151,165
    12,800    Albemarle Corporation ............................      240,000
     3,000    Boatmen's Bancshares, Inc. .......................      111,375
     2,100    Boeing Company ...................................      143,325
    10,300    Borders Group, Inc. ..............................      176,388
     2,500    Burlington Northern, Inc. ........................      181,250
       800    CSX Corporation ..................................       67,300
     5,400    Capital One Financial
                Corporation ....................................      158,625
     4,100    Centex Corporation ...............................      118,900
     1,100    Colgate-Palmolive Company ........................       73,288
     2,100    Columbia/HCA Healthcare
                Corporation ....................................      102,113
     4,300    Compaq Computer Corporation ......................      208,013
     2,300    Deere & Company ..................................      187,163
     1,700    Du Pont (E.I.) de Nemours
                & Company ......................................      116,875
     4,600    Duracell International, Inc. .....................      206,435
     4,600    Firstar Corporation ..............................      170,775
     4,000    Fluor Corporation ................................      224,000
     2,400    General Electric Company .........................      153,000
     2,400    Halliburton Company ..............................      100,200
     2,800    Illinois Tool Works, Inc. ........................      164,850
     3,300    Ingersoll-Rand Company ...........................      123,750
     1,900    Integra Financial Corporation ....................      110,443
     7,200    Jetform Corporation ..............................       95,400
     8,000    Kaufman & Broad Home
                Corporation ....................................      101,000
     5,200    Limited, Inc. ....................................       98,800
     2,700    May Department Stores
                Company ........................................      118,125
     1,300    McGraw-Hill Companies, Inc. ......................      106,280
     9,200    Nabisco Holdings Corporation* ....................      272,550
     2,300    PepsiCo, Inc. ....................................      117,300
     2,400    Pioneer Hi-Bred International, Inc. ..............      110,700
     1,200    Procter & Gamble Company .........................       92,400
     4,900    Pulte Corporation ................................      139,038
     7,200    Ryland Group, Inc. ...............................      111,600
     3,300    Schlumberger, Ltd. ...............................      215,325
     4,600    Signet Banking Corporation .......................      120,750
     2,100    Texaco, Inc. .....................................      135,713
     5,100    Toys "R" Us, Inc. ................................      137,700
     4,400    Trinity Industries, Inc. .........................      136,400
     4,800    UJB Financial Corporation ........................      153,600
     4,200    Wal-Mart Stores, Inc. ............................      104,475
       800    Xerox Corporation ................................      107,500
                                                                 ------------
                                                                    5,763,889
                                                                 ------------

              Total investments -
                (cost $20,196,635) - 96.2% .....................   20,874,123

              Cash and other assets
                less liabilities - 3.8% ........................      820,253
                                                                 ------------
              Total net assets - 100.0% ........................  $21,694,376
                                                                 ============

INVESTMENT CONCENTRATION
------------------------

At September 30, 1995, Global Series' investment concentration, by industry, was as follows:

Banking ...............................................        9.4%
Capital Equipment .....................................       16.5%
Consumer Durables .....................................       10.8%
Consumer Nondurables ..................................        9.9%
Electrical and Electronics ............................        1.7%
Energy ................................................        1.1%
Energy Sources ........................................        3.0%
Financial Services ....................................        6.5%
Healthcare ............................................        1.5%
Materials .............................................        9.5%
Merchandising .........................................        4.4%
Multi-Industry ........................................        5.9%
Real Estate ...........................................        3.3%
Services ..............................................        9.9%
Telecommunications ....................................        1.7%
Transportation ........................................        1.1%
Cash and other assets, less liabilities ...............        3.8%
                                                         ----------
Total net assets ......................................      100.0%
                                                         ==========

See accompanying notes.

STATEMENTS OF NET ASSETS

SEPTEMBER 30, 1995

                              SECURITY EQUITY FUND
                           - ASSET ALLOCATION SERIES


Number of                                                            Market
 Shares       COMMON STOCKS                                          Value
--------------------------------------------------------------------------------
              APPLIANCES - 2.6%
       900    Black & Decker Corporation .......................  $    30,712
     1,700    Maytag Corporation ...............................       29,750
       900    Toro Company .....................................       28,350
                                                                  -----------
                                                                       88,812

              AUTO PARTS & SUPPLIES - 2.6%
       700    Dana Corporation .................................       20,212
       400    Eaton Corporation ................................       21,200
       600    Modine Manufacturing Company .....................       17,100
     1,500    Simpson Industries ...............................       14,813
       800    Walbro Corporation ...............................       16,000
                                                                  -----------
                                                                       89,325

              BUILDING MATERIALS - 3.6%
       400    Ameron, Inc. .....................................       14,550
     1,100    Apogee Enterprises, Inc. .........................       16,500
       300    Armstrong World Industries, Inc. .................       16,650
       750    Butler Manufacturing Company .....................       21,000
       400    Crane Company ....................................       13,800
       400    Owens-Corning Fiberglass
                Corporation* ...................................       17,850
     1,200    Ply Gem Industries ...............................       22,800
                                                                  -----------
                                                                      123,150

              CHEMICALS - 2.8%
       300    Arco Chemical Company ............................       14,625
       200    Dow Chemicals ....................................       14,900
       300    DuPont (EI)
                de Nemours & Company ...........................       20,625
       400    Lyondell Petrochemical Company ...................       10,350
       300    Olin Corporation .................................       20,625
       400    Union Carbide Corporation ........................       15,900
                                                                   ----------
                                                                       97,025

              COMPUTER SYSTEMS - 4.5%
       500    Apple Computer, Inc. .............................       18,625
       300    Compaq Computer Corporation* .....................       14,513
       200    Dell Computer Corporation* .......................       17,000
       200    Hewett-Packard Company ...........................       16,675
       200    International Business
                Machines Corporation ...........................       18,875
       500    Quantum Corporation* .............................       10,937
       500    SCI Systems, Inc.* ...............................       17,250
       600    Sequent Computer Systems, Inc.* ..................       11,925
       300    Sun Microsystems, Inc.* ..........................       18,900
       700    Tandem Computers, Inc.* ..........................        8,575
                                                                      -------
                                                                      153,275

              ELECTRICAL EQUIPMENT - 2.2%
       600    Baldor Electric Company ..........................       15,075
       189    Cooper Cameron Corporation* ......................        4,890
       416    Cooper Industries Inc. ...........................       14,664
       200    General Electric Company .........................       12,750
       200    Johnson Controls, Inc. ...........................       12,650
       500    Measurex Corporation .............................       17,125
                                                                       ------
                                                                       77,154

              ELECTRONICS - 3.9%
       300    Amp, Inc. ........................................       11,550
       200    Arrow Electronics, Inc.* .........................       10,875
       600    Augat, Inc. ......................................       11,325
       300    Avnet, Inc. ......................................       15,488
     1,000    Core Industries, Inc. ............................       11,750
       200    Fluke (John) Manufacturing
                Company ........................................        7,600
       400    Harris Corporation ...............................       21,950
       600    Pioneer Standard Electronics, Inc. ...............       10,500
       300    Varian Associates, Inc. ..........................       15,900
       400    Wyle Electronics .................................       17,950
                                                                      -------
                                                                      134,888

              HOUSING - HOME BUILDING - 2.6%
       600    Clayton Homes, Inc. ..............................       14,250
       700    Fleetwood Enterprises, Inc. ......................       13,912
     1,200    Hechinger Company ................................        5,400
       500    Hughes Supply, Inc. ..............................       12,000
       400    Lowes Companies, Inc. ............................       12,000
       400    Oakwood Homes Corporation ........................       14,100
       400    PPG Industries, Inc. .............................       18,600
                                                                       ------
                                                                       90,262

              MACHINERY - 3.9%
      1500    Baldwin Technology Company, Inc.* ................        9,562
       600    Bearings, Inc. ...................................       20,325
       300    Briggs & Stratton Corporation ....................       12,075
       700    Commercial Intertech Corporation .................       13,387
       400    Dover Corporation ................................       15,300
       300    GATX Corporation .................................       15,525
       400    Graco, Inc. ......................................       13,650
       400    Parker-Hannifin Corporation ......................       15,200
       600    Trinova Corporation ..............................       20,250
                                                                  -----------
                                                                      135,274

              MINING & METALS - 2.4%
       300    Alcan Aluminum, Ltd. .............................        9,716
       200    Aluminum Company America .........................       10,575
       300    Asarco, Inc. .....................................        9,450
       300    Ashland Coal, Inc. ...............................        9,037
       700    Magma Copper Company* ............................       13,125
       200    Phelps Dodge Corporation .........................       12,525
       300    Reynolds Metals Company ..........................       17,325
                                                                  -----------
                                                                       81,753

See accompanying notes.

STATEMENTS OF NET ASSETS

SEPTEMBER 30, 1995

                              SECURITY EQUITY FUND
                     - ASSET ALLOCATION SERIES (CONTINUED)

Principal
Amount or
Number of                                                            Market
 Shares       COMMON STOCKS (continued)                              Value
--------------------------------------------------------------------------------
              RECREATION - 3.9%
     1,000    Brunswick Corporation ............................  $    20,250
     1,300    CPI Corporation ..................................       28,762
       400    Disney (Walt) Company ............................       22,950
       500    Harcourt General, Inc. ...........................       20,938
       800    Harley Davidson, Inc. ............................       19,500
       600    King World Productions, Inc.* ....................       21,975
                                                                  -----------
                                                                      134,375

              SHOES - 2.5%
     2,000    J Baker, Inc. ....................................       16,250
       500    Brown Group, Inc. ................................        9,188
       200    Nike, Inc. .......................................       22,225
       500    Reebok International, Ltd. .......................       17,187
       800    Wolverine Worldwide, Inc. ........................       21,900
                                                                  -----------
                                                                       86,750

              STEEL - 2.2%
       500    Birmingham Steel Corporation .....................        8,750
       400    Carpenter Technology .............................       15,650
       200    Cleveland Cliffs, Inc. ...........................        8,225
       400    Commercial Metals Company ........................       10,800
       300    Lukens Steel Company .............................        8,737
       400    Quanex Corporation ...............................        8,650
     1,000    Steel Technologies, Inc. .........................       10,000
                                                                   ----------
                                                                       70,812
                                                                   ----------
              Total common stocks -
                (cost $1,282,259) - 39.7% ......................    1,362,855

              U.S. GOVERNMENT & AGENCIES
              --------------------------
              FEDERAL HOME LOAN
              MORTGAGE CORPORATION - 4.3%
  $100,000    FHLMC Series 1250 CL:H
                7.0%, 2020 .....................................      100,231
  $ 50,000    FHLMC 7.0%, 2021 .................................       48,878
                                                                 ------------
                                                                      149,109

              FICO - 0.8%
  $ 75,000      0%, 2010 .......................................       26,413
                                                                   ----------
                                                                       26,413

              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION - 9.5%
  $ 50,000     6.5%, 2018 ......................................       48,730
  $130,000     6.95%, 2020 .....................................      127,097
  $ 40,000     7.5%, 2020 ......................................       40,369
  $100,000     8.8%, 2025 ......................................      108,469
                                                                 ------------
                                                                      324,665

              U.S. TREASURY BILL - 28.8%
  $990,000    U.S. Treasury Bill,
                5.28% - 5.45%, 10-5-95(2) ......................  $   989,158
                                                                 ------------
                                                                      989,158
                                                                 ------------

              Total U.S. government & agencies
                (cost $1,479,608) - 43.4% ......................    1,489,345

              REAL ESTATE INVESTMENT TRUSTS
              -----------------------------
     1,000    BRE Properties, Inc. .............................       33,500
     3,400    Cambridge Shopping Centres, Ltd. .................       32,815
     1,300    Federal Realty Investment Trust ..................       30,387
     3,100    First Union Real Estate
                Investment Trust ...............................       22,863
     1,700    HRE Properties ...................................       23,800
     1,600    MGI Properties, Inc. .............................       24,800
     1,200    New Plan Realty Trust ............................       26,550
     1,100    Pennsylvania Real Estate
                Investment Trust ...............................       23,925
     2,000    Santa Anita Realty Enterprises, Inc. .............       27,000
     1,300    Security Capital Pacific Trust ...................       24,700
     1,700    United Realty Trust Dominion .....................       24,225
     1,600    Washington Real Estate
                Investment Trust ...............................       24,400
       700    Weingarten Realty Investors ......................       24,763
                                                                  -----------

              Total real estate investment trusts -
                (cost $337,461) - 10.0% ........................      343,728

              FOREIGN STOCKS
              --------------
              BELGIUM - 6.7%
       100    Cementbedrijven Cimenteries ......................       40,541
       500    Delhaize - Le Lion ...............................       21,245
       100    Electrabel .......................................       21,998
       200    Fortis AG ........................................       21,245
       250    Gevaert Photo Productions ........................       14,198
       100    Petrofina SA .....................................       31,132
       150    Royale Belgium ...................................       26,223
       100    Solvay ...........................................       53,455
                                                                  -----------

              Total foreign stocks -
                (cost $236,619) - 6.7% .........................      230,037

              TEMPORARY CASH INVESTMENTS
              --------------------------
     4,000    Chase Master Note Program ........................        4,000
                                                                 ------------

              Total temporary cash investments -
                (cost $4,000) - 0.1% ...........................        4,000
                                                                 ------------
              Total investments -
                (cost $3,339,947) - 99.9% ......................    3,429,965
              Cash and other assets, less
                liabilities - 0.1% .............................        4,927
                                                                 ------------
              Total net assets - 100.0% ........................   $3,434,892
                                                                 ============

See accompanying notes.

STATEMENTS OF NET ASSETS

SEPTEMBER 30, 1995

                              SECURITY ULTRA FUND

Number of                                                            Market
 Shares       COMMON STOCKS                                          Value
--------------------------------------------------------------------------------
              BROADCASTING - 0.1%
     2,750    TCA Cable TV .....................................  $    79,063

              BUSINESS SERVICES - 3.9%
    41,100    Alternative Resources Corporation* ...............    1,315,200
    31,500    Paychex, Inc. ....................................    1,456,875
                                                                  -----------
                                                                    2,772,075

              CHEMICALS - 2.7%
    36,500    Praxair, Inc. ....................................      976,375
    20,000    Sigma Aldrich Corporation ........................      970,000
                                                                  -----------
                                                                    1,946,375

              COMMUNICATIONS - 1.0%
    24,000    Commnet Cellular* ................................      696,000

              COMMUNICATION EQUIPMENT - 6.6%
    42,500    Aspect Telecommunications* .......................    1,147,500
    28,000    Cidco, Inc.* .....................................      987,000
    16,000    Cisco Systems, Inc.* .............................    1,104,000
    25,000    DSC Communications Corporation* ..................    1,481,250
                                                                    ---------
                                                                    4,719,750

              COMPUTER NETWORKING - 2.0%
    32,000    3Com Corporation* ................................    1,456,000

              COMPUTER SOFTWARE - 9.5%
    23,500    Autodesk, Inc. ...................................    1,028,125
    36,400    Bisys Group, Inc.* ...............................      928,200
    12,000    First Financial Management
                Corporation ....................................    1,171,500
    18,500    HBO & Company ....................................    1,156,250
    30,500    SCI Systems, Inc.* ...............................    1,052,250
    49,000    Symantec Corporation* ............................    1,470,000
                                                                  -----------
                                                                    6,806,325

              COMPUTER SYSTEMS - 3.8%
    18,000    Dell Computer Corporation* .........................  1,530,000
    40,000    Gateway 2000* ......................................  1,225,000
                                                                  -----------
                                                                    2,755,000

              CONSUMER PRODUCTS - 1.5%
    30,000    CUC International* ...............................    1,046,250

              ELECTRICAL MACHINERY &
              ELECTRONIC COMPONENTS - 7.5%
    38,000    Atmel Corporation* ...............................    1,282,500
    20,500    Gasonics International
                Corporation* ...................................      763,625
    13,300    Kulicke & Soffa Industries, Inc.* ................      485,450
    24,000    Teradyne, Inc.* ..................................      864,000
    18,000    Ultratech Stepper, Inc.* .........................      760,500
    28,764    Vishay Intertechnology, Inc.* ....................    1,208,088
                                                                  -----------
                                                                    5,364,163

              FERTILIZER - 3.2%
    20,000    IMC Global, Inc. .................................    1,267,500
    24,500    Vigoro Corporation (The) .........................    1,035,125
                                                                  -----------
                                                                    2,302,625

              FINANCIAL SERVICES - 8.2%
    44,500    Credit Acceptance Corporation* ...................    1,201,500
    26,500    Finova Group .....................................    1,179,250
    21,500    First USA, Inc. ..................................    1,166,375
    54,000    Mercury Finance Company ..........................    1,316,250
    45,000    WFS Financial, Inc.* .............................    1,023,750
                                                                  -----------
                                                                    5,887,125

              FOOD & BEVERAGES - 1.8%
    23,500    I.B.P., Inc. .....................................    1,254,313

              HEALTH CARE - HMO'S - 1.6%
    15,500    Oxford Health Plans* .............................    1,127,625

              HOSPITAL MANAGEMENT - 1.6%
    27,500    Community Health Systems* ........................    1,110,313

              HOTEL MANAGEMENT - 1.4%
    35,500    LaQuinta Inns ....................................      994,000

              INSURANCE - 2.6%
    14,500    Jefferson-Pilot Corporation ......................      931,625
    13,500    MBIA, Inc. .......................................      951,750
                                                                  -----------
                                                                    1,883,375

              MANUFACTURING - 3.1%
    18,000    Illinois Tool Works, Inc. ........................    1,059,750
    31,500    Millipore ........................................    1,181,250
                                                                  -----------
                                                                    2,241,000

              MEDICAL INSTRUMENTS & SUPPLIES - 6.9%
    20,500    Cardinal Health, Inc. ............................    1,135,188
    51,000    Research Industries Corporation* .................    1,485,375
    20,500    St. Jude Medical, Inc.* ..........................    1,296,625
    22,000    Summit Technology, Inc.* .........................    1,006,500
                                                                  -----------
                                                                    4,923,688

              NATURAL GAS PIPELINES - 1.4%
    30,500    Sonat, Inc. ......................................      976,000

              PAPER PRODUCTS - 1.5%
    23,500    Bowater ..........................................    1,095,688

See accompanying notes.

STATEMENTS OF NET ASSETS

SEPTEMBER 30, 1995

                        SECURITY ULTRA FUND (CONTINUED)

Principal
Amount or
 Number                                                              Market
of Shares     COMMON STOCKS (continued)                              Value
--------------------------------------------------------------------------------
              PHARMACEUTICALS - 3.4%
    26,000    Amgen, Inc.* .....................................  $ 1,296,750
    37,500    Dura Pharmaceuticals, Inc.* ......................    1,115,625
                                                                  -----------
                                                                    2,412,375

              PUBLISHING & PRINTING - 1.2%
    18,000    Houghton Mifflin Company .........................      837,000

              RESTAURANTS - 2.9%
    35,000    Applebees International ..........................      953,750
    43,000    Boston Chicken* ..................................    1,123,375
                                                                  -----------
                                                                    2,077,125

              RETAIL TRADE - 10.5%
    60,000    Casey's General Stores, Inc. .....................    1,357,500
    23,000    Department 56* ...................................    1,075,250
    38,500    Hollywood Entertainment* .........................      825,344
    51,400    Leggett & Platt, Inc. ............................    1,265,725
    47,250    Staples, Inc.* ...................................    1,334,813
    33,000    Sunglass Hut International, Inc.* ................    1,650,000
                                                                  -----------
                                                                    7,508,632

              TEXTILES - 1.2%
    16,500    VF Corporation ...................................      841,500

              TRANSPORTATION - 2.9%
    26,000    Illinois Central Corporation .....................    1,017,250
    41,000    Southwest Airlines Company .......................    1,035,250
                                                                  -----------
                                                                    2,052,500
                                                                  -----------
              Total common stock -
                (Cost $52,339,243) - 94.0% .....................   67,165,885

              COMMERCIAL PAPER
              ----------------
              ALCOHOLIC & MALT BEVERAGES - 1.4%
$1,000,000    Anheuser Busch Companies, Inc.,
                5.76%, 10-05-95 ................................      999,200

              BEVERAGES - 2.8%
$2,000,000    PepsiCo, Inc.,
                6.01%, 10-05-95 ................................    1,998,331

              GAS COMPANIES & SYSTEMS - 2.8%
$2,000,000    Consolidated Natural Gas Company,
                6.01%, 10-03-95 ................................    1,998,998

              LEASING COMPANIES - 2.8%
$2,000,000    International Lease Finance Corporation,
                5.80%, 10-13-95 ................................    1,995,811
                                                                   ----------
              Total commercial paper -
                (cost $6,992,340) - 9.8% .......................  $ 6,992,340
                                                                   ----------
              Total investments -
                (cost $59,331,583) - 103.8% ....................   74,158,225
              Cash and other assets,
                less liabilities - (3.8%) ......................  (2,677,869)
                                                                  -----------
              Total net assets - 100.0% ........................  $71,480,356
                                                                  ===========

The identified cost of investments owned at September 30, 1995, was the same for federal income tax and financial statement purposes, except for Security Global Series for which the identified cost of investments for federal income tax purposes was $20,207,995.

*Securities on which no cash dividend was paid during the preceding twelve months.

ADR (American Depositary Receipt)

(1)Deferred interest obligation; currently zero coupon under terms of initial offering.

(2)This security has been segregated with the custodian to cover margin requirements for the following open long financial futures contracts traded on foreign exchanges as indicated below:

                                                           Unrealized
Type                                    Contracts          Gain (Loss)
----                                    ---------          ----------
Financial Index - DAX (12/95)               2              $(14,758)
Financial Index - TOPIX (12/95)             2                 3,649
Financial Index - HangSeng (10/95)          4                   155
Financial Index - FTSE (12/95)              1                (2,591)
                                                           ---------
                                                           $(13,545)
                                                           =========

See accompanying notes.

BALANCE SHEETS

SEPTEMBER 30, 1995

                                                                                   SECURITY EQUITY FUND
                                                                                   --------------------
                                                          SECURITY                                       ASSET           SECURITY
                                                         GROWTH AND       EQUITY         GLOBAL        ALLOCATION          ULTRA
                                                         INCOME FUND      SERIES         SERIES          SERIES            FUND
                                                         -------------------------------------------------------------------------
ASSETS
Investments, at value (identified cost $51,122,365,
    $325,734,845, $20,196,635, $3,339,947 and
    $52,339,243, respectively).....................      $60,771,375   $439,402,000    $20,874,123     $3,429,965      $67,165,885
Commercial paper, at amortized cost which
    approximates market value .....................        7,049,217     16,673,689             --             --        6,992,340
Cash ..............................................          371,653      1,496,327        677,456            841          690,973
Receivables:
  Fund shares sold ................................           10,012         97,970         14,718             --          108,987
  Securities sold .................................          135,950      1,891,114        501,681             --        2,580,646
  Foreign forward exchange contracts ..............               --             --        253,580             --               --
  Dividends .......................................           78,248        731,887         53,202          3,272           35,248
  Prepaid expenses ................................               --          2,472             --         15,021               --
  Interest ........................................          218,768            914             --          3,330            1,004
  Foreign taxes recoverable .......................               --             --         32,939             --               --
  Miscellaneous receivables .......................               --             --         10,003             --               --
  Security Management Company .....................            2,776          5,021             --             --            4,558
  Variation Margin ................................               --             --             --          4,163               --
                                                         -----------   ------------    -----------     ----------      -----------
         Total assets .............................      $68,637,999   $460,301,394    $22,417,702     $3,456,592      $77,579,641
                                                         ===========   ============    ===========     ==========      ===========
LIABILITIES AND NET ASSETS
Liabilities:
  Payable for:
    Fund shares redeemed ..........................      $     6,761   $    278,615    $    15,109     $       --      $     7,923
    Securities purchased ..........................               --             --        669,434             --        6,014,939
  Other Liabilities:
    Management fees ...............................           70,181        378,265         34,493          2,738           71,979
    Custodian fees ................................               --             --             --          5,456               --
    Transfer and administration fees ..............               --             --             --          2,890               --
    12b-1 distribution plan fees ..................              885         15,553          4,290          1,209            3,554
    Miscellaneous fees ............................              579          2,464             --          9,407              890
                                                         -----------   ------------    -----------     ----------      -----------
         Total liabilities ........................           78,406        674,897        723,326         21,700        6,099,285
Net Assets:
  Paid in capital .................................       56,924,690    316,087,985     20,425,440      3,282,863       51,734,371
  Undistributed net investment income (loss) ......           17,267      3,304,987        135,605         13,792               --
  Accumulated undistributed net realized gain on sale
    of investments, futures and foreign
    currency transactions .........................        1,968,626     26,566,370        202,161         61,764        4,919,343
  Net unrealized appreciation in value of
    investments, futures and translation of assets
    and liabilities in foreign currencies .........        9,649,010    113,667,155        931,170         76,473       14,826,642
                                                         -----------   ------------    -----------     ----------      -----------
         Net assets ...............................       68,559,593    459,626,497     21,694,376      3,434,892       71,480,356
                                                         -----------   ------------    -----------     ----------      -----------
             Total liabilities and net assets .....      $68,637,999   $460,301,394    $22,417,702     $3,456,592      $77,579,641
                                                         ===========   ============    ===========     ==========      ===========
CLASS "A" SHARES
  Capital shares outstanding ......................        8,501,968     67,234,950      1,486,010        180,841        8,053,762
  Net assets ......................................      $67,429,969   $440,338,877    $16,261,115     $1,905,502      $66,052,333
  Net assets value per share (net assets divided by
     shares outstanding) ..........................            $7.93          $6.55         $10.94         $10.54            $8.20
  Add: Selling commission (5.75% of the
     offering price) ..............................             0.48           0.40           0.67           0.64             0.50
                                                         -----------   ------------    -----------     ----------      -----------
Offering price per share (net asset value
     divided by 94.25%) ...........................            $8.41          $6.95         $11.61         $11.18            $8.70
                                                         ===========   ============    ===========     ==========      ===========
CLASS "B" SHARES
  Capital shares outstanding ......................          143,980      3,000,473        505,707        145,615          669,345
  Net assets ......................................       $1,129,624    $19,287,620     $5,433,261     $1,529,390       $5,428,023
  Net asset value per share
     (net assets divided by shares outstanding) ...            $7.85          $6.43         $10.74         $10.50            $8.11
                                                         ===========   ============    ===========     ==========      ===========

                                                       See accompanying notes.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 1995

                                                                                   SECURITY EQUITY FUND
                                                                                   --------------------
                                                          SECURITY                                       ASSET           SECURITY
                                                         GROWTH AND       EQUITY         GLOBAL        ALLOCATION          ULTRA
                                                         INCOME FUND      SERIES         SERIES          SERIES            FUND
                                                         -------------------------------------------------------------------------
INVESTMENT INCOME:

  Interest  .......................................      $ 1,307,131   $  1,404,690       $ 10,916       $ 31,915      $   299,604
  Dividends .......................................          948,094      6,221,156        445,444          6,632          322,235
                                                         -----------   ------------    -----------     ----------      -----------
                                                           2,255,225      7,625,846        456,360         38,547          621,839
     Less foreign tax expense .....................               --             --       (38,840)             --               --
                                                         -----------   ------------    -----------     ----------      -----------
       Total investment income ....................        2,255,225      7,625,846        417,520         38,547          621,839

EXPENSES:
  Management fees .................................          839,358      4,185,144        457,489         10,134          816,039
  Custodian fees ..................................               --             --             --          5,456               --
  Transfer/maintenance fees .......................               --             --             --            790               --
  Administration fees .............................               --             --             --         10,456               --
  Directors' fees .................................               --             --             --             17               --
  Professional fees ...............................               --             --             --          1,500               --
  Reports to shareholders .........................               --             --             --             69               --
  Registration fees ...............................               --             --             --          7,044               --
  Other expenses ..................................               --             --             --          1,405               --
  12b-1 distribution plan fees (Class B) ..........            8,580        134,026         51,089          4,499           28,752
  Interest ........................................               --          1,689             --             --               63
  Reimbursement of expenses .......................               --             --             --       (16,615)               --
                                                         -----------   ------------    -----------     ----------      -----------
       Total expenses .............................          847,938      4,320,859        508,578         24,755          844,854
                                                         -----------   ------------    -----------     ----------      -----------
         Net investment income (loss) .............        1,407,287      3,304,987       (91,058)         13,792        (223,015)

NET REALIZED AND UNREALIZED GAIN (LOSS):

  Net realized gain (loss) during the period on:
    Investments ...................................        1,984,078     27,972,416        222,579        (9,371)        4,989,643
    Foreign currency transactions .................               --             --        196,681        (4,800)               --
    Futures contracts .............................               --             --             --         75,935               --
                                                         -----------   ------------    -----------     ----------      -----------
         Net realized gains .......................        1,984,078     27,972,416        419,260         61,764        4,989,643

  Net change in unrealized appreciation
  (depreciation) during the period on:
    Investments ...................................        8,482,309     69,736,879      (198,611)         90,018        8,466,565
    Translation of assets and liabilities in
    foreign currencies ............................               --             --        294,606             --               --
    Futures contracts .............................               --             --             --       (13,545)               --
                                                         -----------   ------------    -----------     ----------      -----------
         Net unrealized appreciation ..............        8,482,309     69,736,879         95,995         76,473        8,466,565
                                                         -----------   ------------    -----------     ----------      -----------

            Net gain ..............................       10,466,387     97,709,295        515,255        138,237       13,456,208
                                                         -----------   ------------    -----------     ----------      -----------

                 Net increase in net assets
                    resulting from operations .....      $11,873,674   $101,014,282       $424,197       $152,029      $13,233,193
                                                         ===========   ============    ===========     ==========      ===========

*Period June 1, 1995 (inception) through September 30 ,1995.

                                                       See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 1995

                                                                                   SECURITY EQUITY FUND
                                                                                   --------------------
                                                          SECURITY                                       ASSET           SECURITY
                                                         GROWTH AND       EQUITY         GLOBAL        ALLOCATION          ULTRA
                                                         INCOME FUND      SERIES         SERIES          SERIES            FUND
                                                         -------------------------------------------------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS:

  Net investment income (loss) ....................      $ 1,407,287   $  3,304,987    $   (91,058)    $   13,792      $  (223,015)
  Net realized gain ...............................        1,984,078     27,972,416        419,260         61,764        4,989,643
  Unrealized appreciation
     during the period ............................        8,482,309     69,736,879         95,995         76,473        8,466,565
                                                        ------------   ------------   ------------    -----------     ------------
      Net increase in net assets resulting
        from operations ...........................       11,873,674    101,014,282        424,197        152,029       13,233,193

DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income
         Class A ..................................      (1,378,072)             --             --             --               --
         Class B ..................................         (11,951)             --             --             --               --
  Net realized gain
         Class A ..................................      (1,912,997)   (26,300,092)      (347,497)             --      (1,149,264)
         Class B ..................................         (23,632)      (690,558)       (84,333)             --         (28,504)
                                                        ------------   ------------   ------------    -----------     ------------
         Total distributions to shareholders ......      (3,326,652)   (26,990,650)      (431,830)             --      (1,177,768)

CAPITAL SHARE TRANSACTIONS (A):

  Proceeds from sale of shares
         Class A ..................................        2,681,709    159,433,767      4,130,645      1,846,588       97,988,749
         Class B ..................................          635,799     36,310,779      3,765,671      1,469,193       10,247,969
  Dividends reinvested
         Class A ..................................        2,965,256     24,498,993        340,567             --        1,088,376
         Class B ..................................           34,468        690,184         84,001             --           28,502
  Shares redeemed
         Class A ..................................     (11,959,939)  (172,929,497)    (8,249,891)       (28,739)    (105,077,941)
         Class B ..................................        (340,406)   (28,090,274)    (2,457,097)        (4,179)      (6,799,714)
                                                        ------------   ------------   ------------    -----------     ------------
         Net increase (decrease) from capital share
           transactions ...........................      (5,983,113)     19,913,952    (2,386,104)      3,282,863      (2,524,059)
                                                        ------------   ------------   ------------    -----------     ------------

            Total increase (decrease) in net assets        2,563,909     93,937,584    (2,393,737)      3,434,892        9,531,366

NET ASSETS:

  Beginning of period .............................       65,995,684    365,688,913     24,088,113             --       61,948,990
                                                        ------------   ------------   ------------    -----------     ------------
  End of period ...................................      $68,559,593   $459,626,497    $21,694,376     $3,434,892      $71,480,356
                                                        ============   ============   ============    ===========     ============
Undistributed net investment income (loss)
  at end of period ................................          $17,267     $3,304,987       $135,605        $13,792             $ --
                                                        ============   ============    ===========    ===========     ============
  (a) Shares issued and redeemed
     Shares sold
         Class A ..................................          380,257     27,957,351        395,288        183,574       13,881,834
         Class B ..................................           91,007      6,432,534        366,335        146,016        1,427,321
     Dividends reinvested
         Class A ..................................          434,705      4,858,020         33,389             --          164,781
         Class B ..................................            5,126        138,507          8,325             --            4,328
     Shares redeemed
         Class A ..................................      (1,697,766)   (30,292,120)      (799,467)        (2,733)     (14,892,245)
         Class B ..................................         (48,979)    (4,927,928)      (237,369)          (401)        (946,401)
                                                        ------------   ------------   ------------    -----------     ------------
            Net increase (decrease) ...............        (835,650)      4,166,364      (233,499)        326,456        (360,382)
                                                        ============   ============   ============    ===========     ============

*Period June 1, 1995 (inception) through September 30, 1995.

                                                       See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 1994

                                                                                        SECURITY EQUITY FUND
                                                                                        --------------------
                                                                  SECURITY                                              SECURITY
                                                                 GROWTH AND            EQUITY          GLOBAL            ULTRA
                                                                 INCOME FUND           SERIES          SERIES            FUND
                                                                 -----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:

  Net investment income (loss) .....................             $  1,261,142       $  3,165,837     $   (63,054)     $  (492,428)
  Net realized gain on sale of investments .........                2,952,894         28,999,838          502,173        2,698,928
  Unrealized appreciation (depreciation)
    during the year ................................             (10,068,384)       (25,585,163)          835,690      (4,046,772)
                                                                 ------------       ------------     ------------     ------------
    Net increase (decrease) in net assets resulting
      from operations ..............................              (5,854,348)          6,580,512        1,274,809      (1,840,272)

DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income
      Class A ......................................              (1,282,878)        (6,495,995)               --               --
      Class B ......................................                  (4,016)            (3,001)               --               --
  Net realized gain
      Class A ......................................              (1,709,797)       (65,230,492)               --      (8,147,095)
      Class B ......................................                  (1,855)           (30,137)               --          (4,565)
                                                                 ------------       ------------     ------------     ------------
      Total distributions to shareholders ..........              (2,998,546)       (71,759,625)               --      (8,151,660)

CAPITAL SHARE TRANSACTIONS (A):

  Proceeds from sale of shares
      Class A ......................................                7,680,929        173,504,752       24,256,624       59,208,377
      Class B ......................................                1,401,417         13,572,886        4,059,395        2,182,716
  Dividends reinvested
      Class A ......................................                2,687,871         66,562,965               --        7,719,477
      Class B ......................................                    5,609             32,937               --            3,114
  Shares redeemed
      Class A ......................................             (18,206,699)      (192,197,708)      (5,344,170)     (67,279,953)
      Class B ......................................                (702,391)        (6,172,823)        (158,545)        (949,360)
                                                                 ------------       ------------     ------------     ------------
      Net increase (decrease) from capital share
         transactions ..............................              (7,133,264)         55,303,009       22,813,304          884,371
                                                                 ------------       ------------     ------------     ------------

          Total increase (decrease) in net assets ..             (15,986,158)        (9,876,104)       24,088,113      (9,107,561)

NET ASSETS:

  Beginning of year.................................               81,981,842        375,565,017               --       71,056,551
                                                                 ------------       ------------     ------------     ------------
  End of year.......................................              $65,995,684       $365,688,913     $ 24,088,113      $61,948,990
                                                                 ============       ============     ============     ============
Undistributed net investment income at end of year..                  $87,422         $3,852,320             $ --             $ --
                                                                 ============       ============     ============     ============
  (a) Shares issued and redeemed
    Shares sold
       Class A......................................                1,028,902         30,498,096        2,354,656        8,545,741
       Class B......................................                  196,294          2,488,139          383,242          326,136
    Dividends reinvested
       Class A......................................                  363,018         11,982,532               --        1,079,043
       Class B......................................                      789              5,929               --              436
    Shares redeemed
       Class A......................................              (2,465,336)       (33,603,067)        (497,856)      (9,467,423)
       Class B......................................                (100,257)        (1,136,708)         (14,826)        (142,475)
                                                                 ------------       ------------     ------------     ------------
       Net increase (decrease)......................                (976,590)       (10,234,921)        2,225,216          341,458
                                                                 ============       ============     ============     ============

                                                       See accompanying notes.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

           Net                       Total                                                                        Ratio of
Fiscal    asset    Net   Net gains    from  Dividends Distribu-                                                     net
 year     value  invest-or losses on invest-(from net   tions          Net asset          Net assets   Ratio of    income
ended    begin-   ment   securities   ment   invest-    (from   Total   value               end of     expenses  (loss) to Portfolio
Septem   ning of income (realized &  opera- ment in-  realized distri-  end of    Total     period    to average  average  turnover
-ber 30  period  (loss) (unrealized)  tions   come)    gains)  butions  period  return(a) (thousands) net assets net assets  rate
------------------------------------------------------------------------------------------------------------------------------------

                                    SECURITY GROWTH AND INCOME FUND (CLASS A)(b)
1991      $7.43  $0.45    $0.992     $1.442 $(0.474)  $(1.088) $(1.562)  $7.31   22.30%     $77,418     1.28%      6.14%     103%
1992       7.31   0.35    (0.016)     0.334  (0.343)   (0.171)  (0.514)   7.13    4.70%      75,436     1.27%      4.79%      74%
1993       7.13   0.21     0.876      1.086  (0.218)   (0.158)  (0.376)   7.84   15.60%      81,982     1.26%      2.80%     135%
1994
(e)        7.84   0.13    (0.713)    (0.583) (0.128)   (0.169)  (0.297)   6.96   (7.60)%     65,328     1.28%      1.70%     163%
1995
(i)        6.96   0.16     1.183      1.343  (0.158)   (0.215)  (0.373)   7.93   20.25%      67,430     1.31%      2.21%     130%

                                              SECURITY GROWTH AND INCOME FUND (CLASS B)
1994
(e)       $7.83  $0.05   $(0.694)   $(0.644)$(0.117)  $(0.169) $(0.286)  $6.90   (8.00%)      $ 668     2.27%      1.03%     178%
1995
(i)        6.90   0.08     1.179      1.259  (0.094)   (0.215)  (0.309)   7.85   19.07%       1,130     2.31%      1.21%     130%

                                                  SECURITY EQUITY SERIES (CLASS A)
1991      $4.82  $0.12    $1.403     $1.523 $(0.148)  $(0.375) $(0.523)  $5.82   34.20%    $295,030     1.08%      2.34%      61%
1992       5.82   0.09      .475      0.565  (0.132)   (0.393)  (0.525)   5.86   10.20%     313,582     1.06%      1.48%      83%
1993       5.86   0.12     1.165      1.285  (0.053)   (0.362)  (0.415)   6.73   22.70%     375,565     1.06%      1.95%      95%
1994
(e)        6.73   0.05     0.085      0.135  (0.120)   (1.205)  (1.325)   5.54    1.95%     358,237     1.06%      0.86%      79%
1995
(i)        5.54   0.04     1.377      1.417    ---     (0.407)  (0.407)   6.55   27.77%     440,339     1.05%      0.87%      95%

                                                  SECURITY EQUITY SERIES (CLASS B)
1994
(e)       $6.81  $0.01   $(0.005)    $0.005 $(0.12)   $(1.205) $(1.325)  $5.49   (0.15%)     $7,452     2.07%     (0.01%)     80%
1995
(i)        5.49  (0.01)    1.357      1.347    ---     (0.407)  (0.407)   6.43   26.69%      19,288     2.05%     (0.13%)     95%

                                                  SECURITY GLOBAL SERIES (CLASS A)
1994
(e)(f)   $10.00 $(0.03)   $0.87      $0.84  $  ---    $  ---   $  ---   $10.84    8.40%     $20,128     2.0%      (0.01%)     73%
1995
(i)       10.84  (0.02)    0.31       0.29     ---     (0.19)   (0.19)   10.94    2.80%      16,261     2.0%      (0.17%)    141%

                                                  SECURITY GLOBAL SERIES (CLASS B)
1994
(e)(f)    $9.96 $(0.12)   $0.91      $0.79  $  ---    $  ---   $  ---   $10.75    7.90%     $ 3,960     3.0%      (0.01%)     73%
1995
(i)       10.75  (0.12)    0.30       0.18     ---     (0.19)   (0.19)   10.74    1.79%       5,433     3.0%      (1.17%)    141%

                                             SECURITY ASSET ALLOCATION SERIES (CLASS A)
1995
(g)(h)(i)$10.00  $0.04    $0.50      $0.54  $  ---    $  ---   $  ---   $10.54    5.40%     $ 1,906     2.0%       1.33%      43%


                                             SECURITY ASSET ALLOCATION SERIES (CLASS B)
1995
(g)(h)(i)$10.00  $0.01    $0.49      $0.50  $  ---    $  ---   $  ---   $10.50    5.00%     $ 1,529     3.0%        .31%      43%

                                                       See accompanying notes.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

           Net                       Total                                                                        Ratio of
Fiscal    asset    Net   Net gains    from  Dividends Distribu-                                                     net
 year     value  invest-or losses on invest-(from net   tions          Net asset          Net assets   Ratio of    income
ended    begin-   ment   securities   ment   invest-    (from   Total   value               end of     expenses  (loss) to Portfolio
Septem   ning of income (realized &  opera- ment in-   capital distri-  end of    Total     period    to average  average  turnover
-ber 30  period  (loss) (unrealized)  tions   come)    gains)  butions  period  return(a) (thousands) net assets net assets  rate
------------------------------------------------------------------------------------------------------------------------------------

                                                    SECURITY ULTRA FUND (CLASS A)
1991
(c)(d)    $4.46 $(0.030)  $2.525     $2.495 $  ---    $(0.235) $(0.235)  $6.72   58.40%     $65,449     1.61%     (0.51%)    163%
1992       6.72  (0.090)  (0.202)    (0.292)   ---     (0.172)  (0.172)   6.66    1.50%      57,128     1.32%     (0.46%)    142%
1993       6.66  (0.028)   1.791      1.763    ---     (0.293)  (0.293)   8.13   26.80%      71,056     1.30%     (0.50%)    101%
1994
(e)        8.13  (0.056)  (0.188)    (0.244)   ---     (1.066)  (1.066)   6.82   (3.60)%     60,695     1.33%     (0.80%)    111%
1995
(i)        6.82  (0.02)    1.535      1.515    ---     (0.135)  (0.135)   8.20   22.69%      66,052     1.32%     (0.31%)    180%

                                                    SECURITY ULTRA FUND (CLASS B)
1994
(e)       $8.30 $(0.103) $(0.321)   $(0.424)$  ---    $(1.066) $(1.066)  $6.81   (5.70%)     $1,254     2.36%     (1.76%)    110%
1995
(i)        6.81  (0.09)    1.525      1.435    ---     (0.135)  (0.135)   8.11   21.53%       5,428     2.32%     (1.32%)    180%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Effective July 6, 1993, Security Growth and Income Fund changed its investment objective frorm investing for income with secondary emphasis on long-term capital growth to long-term capital growth with secondary emphasis on income. Effective the same date the fund changed its name from Security Investment Fund to Security Growth and Income Fund.

(c)                             Debt outstanding      Weighted average debt      Weighted average month- Average debt Average debt
                          Year  at end of period  outstanding during the period  end shares outstanding   per share    per share
                          ----  ----------------  -----------------------------  ----------------------   ---------    ---------
     Security Ultra Fund  1991        ---                    970,096                     8,817,652           .11          .01

     Borrowings and related interest, if any, were immaterial in 1992, 1993, 1994, and 1995.

(d) Portfolio turnover calculation excludes the portfolio investments acquired in the Omni Fund merger. Per share data has been calculated using the average month-end shares outstanding.

(e) Class "B" Shares were initially capitalized on October 19, 1993. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using the average month-end shares outstanding.

(f) Security Global Series was initially capitalized on October 1, 1993, with a net asset value of $10 per share.

(g) Security Asset Allocation Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(h) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:

                                               1995
                                      -----------------------
     Asset Allocation Series         Class A            3.6%
                                     Class B            4.7%

(i) Net investment income (loss) was computed using average shares outstanding throughout the period.

                                                       See accompanying notes.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1995

1. SIGNIFICANT ACCOUNTING POLICIES

   Security Growth and Income, Equity and Ultra Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Equity Fund are currently issued in three Series, the Equity Series, the Global Series, and the Asset Allocation Series with each Series, in effect representing a separate Fund. The Funds began offering an additional class of shares ("B" shares) to the public on October 19, 1993. The shares are offered without a front-end sales charge but incur additional class - specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

   A. SECURITY VALUATION - Valuations of the Funds' securities are supplied by a pricing service approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the mean between the bid and the asked prices. If a mean cannot be determined then the securities are valued at the best available current bid price. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. The Funds generally will value short-term debt securities at prices based on market quotations for securities of similar type, yield, quality and duration, except that securities purchased with 60 days or less to maturity are valued on the basis of the amortized cost which approximates market value.

   Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. The Global Series and Asset Allocation Series investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Series and Asset Allocation Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

   B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

   The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

   Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

   C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Global Series and Asset Allocation Series may enter into forward foreign exchange contracts in order to manage against foreign currency risk from purchase or sale of securities denominated in foreign currency. Global Series and Asset Allocation Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the Balance Sheet. The face or contract amount in U.S. dollars reflects the total exposure the Global Series and Asset Allocation Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

   D. FUTURES - Asset Allocation Series utilizes futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. Asset Allocation Series may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Asset Allocation Series may pay departing shareholders from their cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securites when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Series is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Series. The Series realizes a gain or loss when the contract is closed or expires.

NOTES TO FINANCIAL STATEMENTS

   E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.

   F. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for tax equalization debits, expiration of net operating losses and recharacterization of foreign currency gains and losses.

   G. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

2. MANAGEMENT  FEES AND OTHER  TRANSACTIONS  WITH  AFFILIATES

   Under terms of the investment advisory contract,  Security Management Company
(SMC) agrees to provide, or arrange for others to provide, all the services required by the Funds for a single fee (except for the Asset Allocation Series of Security Equity Fund), including investment advisory services, transfer agent services and certain other administrative services. For Growth and Income Fund, Equity Series and Ultra Fund this fee is equal to 2% of the first $10 million of the average daily closing value of each Fund's net assets, 1 1/2% of the next $20 million, and 1% of the remaining net asset value of the Fund for the fiscal year. For Global Series this fee is equal to 2% of the first $70 million of the average daily closing value of the Series net assets and 1 1/2% of the remaining average net assets of the Series, for the fiscal year. Additionally, SMC agrees to assume all of the Funds' expenses, except for its fee and the expenses of interest, taxes, brokerage commissions and extraordinary items and Class B distribution fees. SMC also serves as Investment Advisor to the Asset Allocation Series, and accordingly receives a fee equal to 1% of the average net assets of this Series.

   SMC also acts as the administrative agent and transfer agent for the Asset Allocation Series, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for the Series. For these services, the Investment Manager receives an administrative fee equal to .045% of the average daily net assets of the Series plus the greater of .10% of its average net assets or (i) $30,000 in the year ending June 1, 1996; (ii) $45,000 in the year ending June 1, 1997; and
(iii) $60,000 thereafter. For transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments.

   SMC pays a Sub-Advisor, Lexington Management Corporation (LMC), an annual fee in an amount equal to .50% of the average daily net assets of Global Series, for investment advisory and certain administrative services provided to the Global Series. SMC pays Templeton Quantitative Advisors for research provided to the Asset Allocation Series, an annual fee equal to .30% of the first $50,000,000 of the average net assets of the Asset Allocation Series invested in equity securities and .25% of the average equity security assets in excess of $50,000,000. SMC also pays Meridian Management Corporation for research provided to the Asset Allocation Series, an annual fee equal to .20% of the average net assets of that Series. SMC has agreed to limit the total expenses of the Asset Allocation Series to 2% of the average net assets, excluding 12b-1 fees.

   The Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of each Fund's Class B shares.

   Security Distributors, Inc. (SDl), a wholly-owned subsidiary of SMC and the national distributor for the Funds, received net underwriting commissions after allowances to brokers and dealers in the amounts presented in the following table:

                                                          Asset
                   Growth And     Equity      Global    Allocation    Ultra
                   Income Fund    Series      Series      Series      Fund
                   -----------    ------      ------      ------      ----

SDI underwriting     $ 5,020      $96,169     $ 4,002      $198      $14,803

Broker/Dealer        $25,820     $514,291     $21,276      $621      $71,879

   Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3. FEDERAL INCOME TAX MATTERS

   For federal income tax purposes, the amounts of unrealized appreciation (depreciation) at September 30, 1995, were as follows:

                                                          Asset
                   Growth And     Equity      Global    Allocation    Ultra
                   Income Fund    Series      Series      Series      Fund
                   -----------    ------      ------      ------      ----

Gross unrealized
   appreciation    $9,791,095  $114,295,267  $1,796,270  $147,833  $15,561,308

Gross unrealized
   depreciation      (142,085)     (628,112)   (876,460)  (71,360)    (734,666)
                   ------------------------------------------------------------
Net unrealized
   appreciation    $9,649,010  $113,667,155  $  919,810   $76,473  $14,826,642
                   ============================================================

The Growth and Income Fund, Equity Series, Global Series and Ultra Fund hereby respectively designate $968,758, $20,717,586, $18,239, and $4,956,836 as capital gain dividends attributable to the fiscal year ended September 30, 1995, for the purpose of the dividends paid deduction on each Fund's federal income tax return. Asset Allocation Series has a capital loss carryover of $9,371 for federal income tax purposes which will expire in 2003.

NOTES TO FINANCIAL STATEMENTS

4. INVESTMENT TRANSACTIONS

   Investment transactions for the period ended September 30, 1995, (excluding overnight investments and short-term commercial paper) are as follows:

                                                          Asset
                   Growth And     Equity      Global    Allocation    Ultra
                   Income Fund    Series      Series      Series      Fund
                   -----------    ------      ------      ------      ----

Purchases          $76,688,330 $368,157,730 $29,541,921 $3,615,370 $102,020,220
Proceeds from
  sales            $87,952,729 $359,818,550 $30,781,283 $1,256,749 $104,199,978

5. FORWARD FOREIGN EXCHANGE CONTRACTS

   At September 30, 1995, Global Series had the following open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):

               Settlement   Contract   Contract   Current   Unrealized Gain
Currency          Date       Amount      Rate      Rate          (Loss)
--------          ----       ------      ----      ----          ------
French Franc    11-24-95    1,607,190    5.011     4.9272       $ (5,455)
Japanese Yen    11-15-95   62,757,012   83.263    98.6581        117,614
Japanese Yen    01-31-96   43,145,815    86.15    97.5267         58,422
Japanese Yen    02-14-96   71,091,550    90.42    97.3715         56,131
Japanese Yen    02-20-96   42,629,075    94.29    97.2842         13,915
Japanese Yen    02-20-96   10,596,499    95.36    97.2842          2,198
Japanese Yen    02-20-96   51,041,970    95.33    97.2842         10,755
                                                               ---------
                                                                $253,580
                                                               =========

6. FEDERAL TAX STATUS OF DIVIDENDS

   The income dividends paid by the Funds are taxable as ordinary income on the shareholder's tax return. The portion of ordinary income of dividends (including net short-term capital gains) attributed to fiscal year ended September 30, 1995, that qualified for the dividends received deduction for corporate shareholders was 37%, 55%, 17%, 8% and 0% of the amount taxable as ordinary income for Growth and Income Fund, Equity Series, Global Series, Asset Allocation Series and Ultra Fund respectively, in accordance with the provisions of the Internal Revenue Code.

7. FOREIGN TAX CREDIT INFORMATION

   For purposes of the foreign tax credit designation requirements, Security Global Series paid foreign taxes of $38,840 and had foreign source gross income of $315,643.

REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

To the Shareholders and Boards of Directors
Security Growth and Income Fund, Security Equity Fund, and Security Ultra Fund

   We have audited the accompanying balance sheets and statements of net assets of Security Growth and Income Fund, Security Equity Fund (comprised of the Equity, Global and Asset Allocation Series), and Security Ultra Fund (the Funds) as of September 30, 1995, the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended of Security Growth and Income Fund, Security Equity Series, Security Equity Global Series, and Security Ultra Fund and the related statements of operations and changes in net assets for the period June 1, 1995 (commencement of operations) to September 30, 1995 of Security Equity Asset Allocation Series and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1995, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at September 30, 1995, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP
Kansas City, Missouri
October 27, 1995

THE SECURITY GROUP OF
MUTUAL FUNDS
---------------------

Security Growth and Income Fund

Security Equity Fund

      -  Equity Series
      -  Global Series
      -  Asset Allocation Series

Security Ultra Fund

Security Income Fund

      -  Corporate Bond Series
      -  U.S. Government Series
      -  Limited Maturity Bond Series
      -  Global Aggressive Bond Series

Security Tax-Exempt Fund

Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

SECURITY FUNDS
OFFICERS AND DIRECTORS
----------------------

DIRECTORS
---------

Willis A. Anton
Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Jeffrey B. Pantages
Harold G. Worswick

OFFICERS
--------

John D. Cleland, President
James R. Schmank, Vice President and Treasurer
Mark E. Young, Vice President
Terry A. Milberger, Vice President, Equity Fund
Greg A. Hamilton, Assistant Vice President
Cindy L. Shields, Assistant Vice President
Amy J. Lee, Secretary
Brenda M. Luthi, Assistant Treasurer and Assistant Secretary

[SDI LOGO]

700 SW Harrison St.
Topeka, KS 66636-0001
(913) 295-3127
(800) 888-2461

BULK RATE
U.S. POSTAGE PAID
TOPEKA, KS
PERMIT NO. 385

                            PART C. OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          a.  Financial Statements

              Included in Part A of this Registration Statement:

                   Per Share Income and Capital Changes

              Included in Part B of this Registration Statement:

                   The audited financial statements contained in the most recent
              Annual Report of Security Equity Fund and the unaudited financial statements contained in the most recent Semiannual Report of Security Equity Fund are incorporated by reference in Part B of this Registration Statement.

          b.  Exhibits:
               (1) Articles of Incorporation.(d)
               (2) Corporate Bylaws of Registrant.(b)
               (3) Not applicable.
               (4) Specimen copy of share certificates for Registrant's shares of capital stock.(a)
               (5) (a) Investment Management and Services Agreement.(d)
                   (b) Sub-Advisory Contract.(b)
               (6) (a) Distribution Agreement.(d)
                   (b) Class B Distribution Agreement.(d)
               (7) Form of Non-Qualified Deferred Compensation Plan(b)
               (8) (a) Custodian Agreement - UMB Bank.(d)
                   (b) Custodian Agreement - Chase Manhattan Bank (Global)(c)
                   (c) Custodian  Agreement  -  Chase   Manhattan   Bank  (Asset
                       Allocation)(c)
               (9) (a) Quantitative Research Agreement.(d)
                   (b) Analytical Research Agreement.(d)
              (10) Opinion  of  counsel  as to the  legality  of the  securities offered.(a)
              (11) Consent of Independent Auditors.
              (12) Not applicable.
              (13) Not applicable.
              (14) Not applicable.
              (15) Distribution Plan.(b)
              (16) Schedule of Computation of Performance.(d)
              (17) Financial Data Schedules.
              (18) Multiple Class Plan.(c)

(a)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's Post-Effective Amendment No. 71 to Registration Statement 2-19458 (June 1, 1995).

(b)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's Post-Effective Amendment No. 72 to Registration Statement 2-19458 (June 1, 1995).

(c)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's Post-Effective Amendment No. 73 to Registration Statement 2-19458 (December 1, 1995).

(d)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's Post-Effective Amendment No. 74 to Registration Statement 2-19458 (November 1, 1996).

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          Not applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES AS OF SEPTEMBER 30, 1996.

                    (1)                       (2)
                                       NUMBER OF RECORD
              TITLE OF CLASS             SHAREHOLDERS

          Shares of Common Stock       33,820  Class A - Equity Series
                                        3,415  Class B - Equity Series
                                        2,615  Class A - Global Series
                                        1,094  Class B - Global Series
                                          295  Class A - Asset Allocation Series
                                          116  Class B - Asset Allocation Series

ITEM 27.  INDEMNIFICATION.

          A policy of insurance covering Security Management Company, LLC and all of the registered investment companies advised by Security Management Company, LLC insures the Registrant's directors and officers against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

          Article Tenth of Registrant's Articles of Incorporation provides in relevant part as follows:

          "(5) Each director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he is made a party by reason of his being or having been a Director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the Director or officer of liability to the Corporation or its stockholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or in the event of a settlement, each Director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payment made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon a written opinion of independent counsel that the Director or officer has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The indemnity provided herein shall, in the event of settlement of any such action, suit or proceeding, not exceed the costs and expenses (including attorneys' fees) which would reasonably have been incurred if such action, suit or proceeding had been litigated to a final conclusion. Such a determination by independent counsel and the payment of amounts by the Corporation on the basis thereof shall not prevent a stockholder from challenging such indemnification by appropriate legal proceeding on the grounds that the officer or Director was liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The foregoing rights and indemnification shall not be exclusive of any other rights to which the officers and Directors may be entitled according to law."

          Article Sixteenth of Registrant's Articles of Incorporation, as amended December 10, 1987, provides as follows:

          "A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

          A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;

          B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

          C. for an unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

          D. for any transaction from which the director derived an improper personal benefit."

          Item Thirty of Registrant's Bylaws, dated February 3, 1995, provides, in relevant part, as follows:

          "Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and is hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

          No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which (s)he serves as a Director or officer at the request of the Corporation, if such person
          (a)  exercised
          the same degree of care and skill as a prudent person would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which (s)he had no reasonable grounds to disbelieve.

          In the event any provision of this section 30 shall be in violation of the Investment Company Act of 1940, as amended, or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

          Security Management Company, LLC also acts as investment manager to SBL Fund, Security Cash Fund, Security Income Fund, Security Growth and Income Fund, Security Tax-Exempt Fund, and Security Ultra Fund.

                                       BUSINESS* AND OTHER CONNECTIONS
                                       OF THE EXECUTIVE OFFICERS AND
                  NAME                 DIRECTORS OF REGISTRANT'S ADVISER

          James R. Schmank             President (Interim), Treasurer, Chief
                                       Fiscal Officer and Managing Member
                                       Representative
                                         Security Management Company, LLC
                                       Vice President and Director
                                         Security Distributors, Inc.
                                       Vice President and Interim Chief
                                       Investment Officer
                                         Security Benefit Group, Inc.
                                         Security Benefit Life Insurance Company
                                       Vice President and Treasurer
                                         Security Growth and Income Fund,
                                         Security Income Fund, Security Cash
                                         Fund, Security Tax-Exempt Fund,
                                         Security Ultra Fund, Security Equity
                                         Fund, SBL Fund

                                       BUSINESS* AND OTHER CONNECTIONS
                                       OF THE EXECUTIVE OFFICERS AND
                  NAME                 DIRECTORS OF REGISTRANT'S ADVISER

          Jeffrey B. Pantages          President, Chief Investment Officer and
                                       Director
                                         Security Management Company (until June
                                         1996)
                                       Director
                                         Security Cash Fund, Security Income
                                         Fund, Security Tax-Exempt Fund, SBL
                                         Fund, Security Growth and Income Fund,
                                         Security Equity Fund, Security Ultra
                                         Fund
                                       Senior Vice President and Chief
                                       Investment Officer
                                         Security Benefit Life Insurance
                                         Company, Security Benefit Group, Inc.
                                       Director
                                         Mulvane Art Center
                                         Mulvane Art Museum
                                         Washburn University
                                         17th & Jewell
                                         Topeka, Kansas
                                         United Way of Greater Topeka
                                         P.O. Box 4188
                                         Topeka, Kansas

          John D. Cleland              Senior Vice President and Managing Member
                                       Representative
                                         Security Management Company, LLC
                                       President and Director
                                         Security Cash Fund, Security Income
                                         Fund, Security Tax-Exempt Fund, SBL
                                         Fund, Security Growth and Income Fund,
                                         Security Equity Fund, Security Ultra
                                         Fund
                                       Senior Vice President
                                         Security Benefit Life Insurance Company
                                         Security Benefit Group, Inc.
                                       Vice President and Director
                                         Security Distributors, Inc.
                                       Trustee and Treasurer
                                         Mount Hope Cemetery Corporation
                                         4700 SW 17th
                                         Topeka, Kansas
                                       Trustee and Investment Committee Chairman
                                         Topeka Community Foundation
                                         5100 SW 10th
                                         Topeka, Kansas

                                       BUSINESS* AND OTHER CONNECTIONS
                                       OF THE EXECUTIVE OFFICERS AND
                  NAME                 DIRECTORS OF REGISTRANT'S ADVISER

          James W. Lammers             Senior Vice President and Director
                                         Security Management Company, LLC
                                         Security Distributors, Inc.

          Donald E. Caum               Director (until September 1996)
                                         Security Management Company
                                       Senior Vice President
                                         Security Benefit Life Insurance Company
                                         Security Benefit Group
                                       Director
                                         YMCA Metro, Topeka, Kansas
                                       Executive Director
                                         Jayhawk Area Council Boy Scouts of
                                         America, Topeka, Kansas
                                         Metropolitan Ballet, Topeka, Kansas

          James L. Woods               Senior Vice President
                                         Security Management Company, LLC
                                         Security Benefit Life Insurance Company
                                         Security Benefit Group, Inc.

          Mark E. Young                Vice President - Operations
                                         Security Management Company, LLC
                                       Vice President
                                         Security Growth and Income Fund,
                                         Security Income Fund, Security Cash
                                         Fund, Security Tax-Exempt Fund,
                                         Security Ultra Fund, Security Equity
                                         Fund, SBL Fund, Security Distributors,
                                         Inc.
                                       Assistant Vice President
                                         Security Benefit Life Insurance Company
                                         First Security Benefit Life Insurance
                                         and Annuity Company of New York
                                         Security Benefit Group, Inc.
                                       Trustee
                                         Topeka Zoological Foundation, Topeka,
                                         Kansas

          Terry A. Milberger           Senior Portfolio Manager and Vice
                                       President
                                         Security Management Company, LLC
                                       Vice President
                                         Security Equity Fund, SBL Fund

                                       BUSINESS* AND OTHER CONNECTIONS
                                       OF THE EXECUTIVE OFFICERS AND
                  NAME                 DIRECTORS OF REGISTRANT'S ADVISER

          Jane A. Tedder               Vice President and Senior Portfolio
                                       Manager
                                         Security Management Company, LLC
                                       Vice President
                                         Security Income Fund, SBL Fund,
                                         Security Equity Fund

          Gregory A. Hamilton          Second Vice President
                                         Security Management Company, LLC
                                       Assistant Vice President
                                         Security Income Fund, SBL Fund,
                                         Security Equity Fund, Security
                                         Tax-Exempt Fund
                                       Director
                                         Downtown Topeka, Inc., Topeka, Kansas
                                       Trustee
                                         Kansas State University Foundation,
                                         Manhattan, Kansas

          Amy J. Lee                   Vice President and Associate General
                                       Counsel
                                         Security Benefit Life Insurance Company
                                         Security Benefit Group, Inc.
                                       Secretary
                                         Security Management Company, LLC,
                                         Security Distributors, Inc., Security
                                         Cash Fund, Security Equity Fund,
                                         Security Tax-Exempt Fund, Security
                                         Ultra Fund, SBL Fund, Security Growth
                                         and Income Fund, Security Income Fund
                                       Director
                                         Everywoman's Resource Center
                                         1002 SW Garfield Avenue
                                         Topeka, Kansas

          Brenda M. Luthi              Assistant Vice President, Assistant
                                       Treasurer and Assistant Secretary
                                         Security Management Company, LLC
                                       Assistant Treasurer and Assistant
                                       Secretary
                                         Security Equity Fund, Security Ultra
                                         Fund, Security Growth and Income Fund,
                                         Security Income Fund, Security Cash
                                         Fund, SBL Fund, Security Tax-Exempt
                                         Fund
                                       Treasurer
                                         Security Distributors, Inc.

                                       BUSINESS* AND OTHER CONNECTIONS
                                       OF THE EXECUTIVE OFFICERS AND
                  NAME                 DIRECTORS OF REGISTRANT'S ADVISER

          Steven M. Bowser             Assistant Vice President and Portfolio
                                       Manager
                                         Security Management Company, LLC
                                       Assistant Vice President
                                         Security Benefit Life Insurance Company
                                         Security Benefit Group, Inc.

          Thomas A. Swank              Second Vice President and Portfolio
                                       Manager
                                         Security Management Company, LLC
                                       Second Vice President
                                         Security Benefit Life Insurance Company
                                         Security Benefit Group, Inc.

          Barbara J. Davison           Assistant Vice President and Portfolio
                                       Manager
                                         Security Management Company, LLC
                                       Assistant Vice President
                                         Security Benefit Life Insurance Company
                                         Security Benefit Group, Inc.
                                       Vice-Chairman
                                         Topeka Chapter American Red Cross,
                                         Topeka, Kansas

          Cindy L. Shields             Assistant Vice President and Portfolio
                                       Manager
                                         Security Management Company, LLC
                                       Assistant Vice President
                                         Security Ultra Fund, SBL Fund

          Larry L. Valencia            Assistant Vice President and Senior
                                       Research Analyst
                                         Security Management Company, LLC

          James P. Schier              Assistant Vice President and Senior
                                       Research Analyst
                                         Security Management Company, LLC

          Martha L. Sutherland         Second Vice President
                                         Security Management Company, LLC
                                       Vice President
                                         Security Benefit Life Insurance Company
                                         Security Benefit Group, Inc.

          *Located at 700 Harrison, Topeka, Kansas 66636-0001.

          LEXINGTON MANAGEMENT CORPORATION:

          Lexington Management Corporation, sub-adviser to Global Series, acts as investment adviser, sub-adviser and/or sponsor to 21 investment companies other than Registrant.

                                       BUSINESS* AND OTHER CONNECTIONS
                                       OF THE EXECUTIVE OFFICERS AND
                  NAME                 DIRECTORS OF REGISTRANT'S ADVISER

          Robert M. DeMichele          President, Chief Executive Officer and
                                       Director
                                         Lexington Global Asset Managers, Inc.
                                       Chairman and Chief Executive Officer
                                         Lexington Management Corporation
                                         Lexington Funds Distributor, Inc.
                                       Director
                                         Chartwell Recorporation
                                         Navigator's Insurance Group
                                         Vanguard Cellular Systems, Inc.
                                       Chairman of the Board
                                         Lexington Group of Investment Companies
                                         Market Systems Research, Inc.
                                         Market Systems Research Advisors, Inc.
                                         Lexington Capital Management, Inc.

          Richard M. Hisey             Executive Vice President and Chief
                                       Financial Officer
                                         Lexington Global Asset Managers, Inc.
                                       Chief Financial Officer, Managing
                                       Director and Director
                                         Lexington Management Corporation
                                       Chief Financial Officer, Vice President
                                       and Director
                                         Lexington Fund Distributor, Inc.
                                       Vice President and Treasurer
                                         Market Systems Research Advisors, Inc.
                                       Chief Financial Officer and Vice
                                       President
                                         Lexington Group of Investment Companies

          Lawrence Kantor              Executive Vice President and General
                                       Manager - Mutual Funds
                                         Lexington Global Asset Managers, Inc.
                                       Executive Vice President, Managing
                                       Director and Director
                                         Lexington Management Corporation
                                       Executive Vice President and Director
                                         Lexington Funds Distributor, Inc.
                                       Vice President and Director
                                         Lexington Group of Investment Companies

                                       BUSINESS* AND OTHER CONNECTIONS
                                       OF THE EXECUTIVE OFFICERS AND
                  NAME                 DIRECTORS OF REGISTRANT'S ADVISER

          Stuart S. Richardson         Chairman of the Board
                                         Lexington Global Asset Managers, Inc.
                                       Director
                                         Lexington Management Corporation

          John B. Waymire              Vice President and Director
                                         Lexington Management Corporation
                                       President and Director
                                         Lexington Capital Management, Inc.

          *Located at P.O. Box 1515,  Saddlebrook,  New Jersey 07662, except for
           Mr. Waymire whose address is 2339 Gold Meadow Way, Gold River, California 95670.

ITEM 29.  PRINCIPAL UNDERWRITERS

          (a)  SBL Fund
               Security Ultra Fund
               Security Income Fund
               Security Growth & Income Fund
               Security Tax-Exempt Fund
               Variflex Variable Annuity Account
               Varilife Variable Annuity Account
               Parkstone Variable Annuity Account
               The Parkstone Advantage Fund
               Security Varilife Separate Account
               Variflex LS Variable Annuity Account

          (b)

                      (1)                       (2)                             (3)
               NAME AND PRINCIPAL       POSITION AND OFFICES            POSITION AND OFFICES
               BUSINESS ADDRESS*          WITH UNDERWRITER                 WITH REGISTRANT

               Richard K Ryan           President and Director          None

               John D. Cleland          Vice President and Director     President and Director

               James W. Lammers         Senior Vice President and       None
                                        Director

               James R. Schmank         Vice President and Director     Vice President and Treasurer


                      (1)                       (2)                             (3)
               NAME AND PRINCIPAL       POSITION AND OFFICES            POSITION AND OFFICES
               BUSINESS ADDRESS*          WITH UNDERWRITER                 WITH REGISTRANT

               Louis R. Jicha           Vice President and Director     None

               Mark E. Young            Vice President                  Vice President

               Amy J. Lee               Secretary                       Secretary

               Brenda M. Luthi          Treasurer                       Assistant Secretary and
                                                                        Assistant Treasurer

               Daniel J. McNichol       Vice President                  None

               Steven S. Doerrer        Regional Vice President         None

               Robert L. Kirchner       Regional Vice President         None

               Daniel L. Murphy         Regional Vice President         None

               Ronald V. Vermillion     Regional Vice President         None

               Jennifer A. Zaat         Regional Vice President         None

               Kent N. Spillman         Regional Vice President         None

               Carla D. Griffin         Regional Vice President         None

               Anthony Hammock          Regional Vice President         None

               William G. Mancuso       Regional Vice President         None

               Robert J. Tramo          Regional Vice President         None

               Clark A. Anderson        Regional Vice President         None

               Paul Richardson          Regional Vice President         None

                 *700 Harrison, Topeka, Kansas 66636-0001

            (c)  Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

          Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Security Management Company, LLC, 700 Harrison,
          Topeka, Kansas 66636-0001. Records relating to the duties of the Registrant's custodian are maintained by UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106 and Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, New York 11245.

ITEM 31.  MANAGEMENT SERVICES.

          Not applicable.

ITEM 32.  UNDERTAKINGS.

          (a)  Not applicable.

          (b)  Not applicable.

          (c) Upon the inclusion of Item 5A's required performance information in the Registrant's annual report, the Registrant hereby undertakes to furnish each person, to whom a prospectus is delivered, a copy of the Registrant's latest report to shareholders upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka, and State of Kansas on the 28th day of October, 1996.

                                          SECURITY EQUITY FUND
                                          (The Registrant)

                                          By:    John D. Cleland, President
                                             -----------------------------------
                                                 John D. Cleland, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

                                          Date:          October 28, 1996
                                               ---------------------------------

Willis A. Anton, Jr.                      Director
-------------------------------------
Willis A. Anton, Jr.

Donald A. Chubb, Jr.                      Director
-------------------------------------
Donald A. Chubb, Jr.

John D. Cleland                           President and Director
-------------------------------------
John D. Cleland

Donald L. Hardesty                        Director
-------------------------------------
Donald L. Hardesty

Penny A. Lumpkin                          Director
-------------------------------------
Penny A. Lumpkin

Mark L. Morris, Jr.                       Director
-------------------------------------
Mark L. Morris, Jr.

Jeffrey B. Pantages                       Director
-------------------------------------
Jeffrey B. Pantages

Hugh L. Thompson                          Director
-------------------------------------
Hugh L. Thompson

                                  EXHIBIT INDEX

  (1)  None

  (2)  None

  (3)  None

  (4)  None

  (5)  (a)   None
       (b)   None

  (6)  (a)   None
       (b)   None

  (7)  None

  (8)  (a)   None
       (b)   None
       (c)   None

  (9)  (a)   None
       (b)   None

(10)   None

(11)   Consent of Independent Auditors

(12)   None

(13)   None

(14)   None

(15)   None

(16)   None

(17)   Financial Data Schedules

(18)   None